                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act file number 811-06654



                              BNY Hamilton Funds
              (Exact name of registrant as specified in charter)


                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
              (Address of principal executive offices) (Zip code)


                              BNY Hamilton Funds
                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
                    (Name and address of agent for service)


Registrant's telephone number, including area code: 1-800-426-9363


Date of fiscal year end: December 31, 2007


Date of reporting period: December 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Report(s) to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[LOGO] BNY
HAMILTON

                                 ANNUAL REPORT


                               DECEMBER 31, 2007


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   ENHANCED INCOME FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2007. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The story of the markets and the economy in the year 2007 is really a tale of two halves--the first half of the year was generally marked by cautious optimism, while the second half revealed deeper concerns about the future.

In the U.S. equity markets, the first half of 2007 was a period of significant volatility on a generally upward path. Stocks rose quite steadily early in the period but then experienced an abrupt, steep decline when negative developments in the Chinese equity market and in U.S. durable goods orders spooked investors. Concerns also rose that softness in the U.S. real estate market, increasing mortgage delinquencies, and spillover from difficulties in the subprime mortgage market would take a toll on the domestic economy. In the spring, however, stronger-than-expected corporate earnings helped restore a positive tone to the market. In addition, the impact from a weak housing market and subprime lender difficulties appeared to be less than some had feared. Near the end of the half, however, the multiple areas of concern facing U.S. investors once again weighed on the equity markets. The result was negative performance for the month of June, although returns for the six months were firmly in the positive range. Throughout the first six months, interest from private equity investors as well as merger and acquisition activity continued to play a meaningful role in the markets.

The second half of the year saw confidence erode. The persistently soft housing market, continuing weakness among subprime lenders and borrowers, and high energy prices began to exact their toll on consumer confidence and spending. In addition, the widespread credit crunch that resulted in part from the subprime lending debacle drastically cut the resources available for private-equity acquisitions and corporate mergers, all but eliminating one of the major forces that had been supporting the equity markets. Near the end of the year, apparently weak holiday sales for retailers contributed to a growing sense that the economy may be headed into recession. In all, these negative developments eroded investor sentiment and caused the equity markets to stall during much of the year's second six months. Among the notable trends was that the S&P 500 posted negative returns in the fourth quarter, typically a positive period for stocks.

For the year, large-cap stocks significantly outperformed small caps, reflecting investors' preference for less-volatile and less-risky investments in an uncertain environment. This shift came after several years of small-cap outperformance. The performance of growth stocks relative to their value counterparts also reflected a change after a multi-year trend. After several years of value's outperformance, growth stocks surged well ahead in 2007, outperforming the value style by a wide margin across all market capitalizations.

The outlook for U.S. equities in the year ahead remains uncertain. Energy prices remain high, the employment outlook is mixed, and the weak housing market and subprime lending fallout are both beginning to show their teeth. Softening consumer confidence does not bode well for consumer spending, which is responsible for the majority of economic activity in the U.S. On the other hand, both the Federal Reserve's short-term rate reductions and the pending fiscal stimulus from Washington make it apparent that the relevant branches of government are willing to step in to help boost economic activity. Whether those efforts will be sufficient to prevent a recession is not yet clear, however.

For the twelve months ended December 31, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned 5.49%. The Russell 2000(R) Index of small-cap stocks posted a total return of -1.55% for the same period.

International equities outperformed the domestic indexes over the year. Global markets were not free of volatility, of course, and as in the U.S., the first half of the year was stronger than the second. There is a growing sense that many international economies are increasingly "decoupled" from the U.S., and thus are not predestined to suffer should the U.S. economy slow; nonetheless, at times international markets did falter based on concerns that the weak housing market and subprime lending problems would cut into U.S. consumers' demand for imported goods. Other factors roiling the international markets at points during the year included fears centered on rising global interest rates and the potential for inflation given strong economic growth in global markets.

Returns among established European markets varied considerably; Germany posted strong results, well ahead of U.S. averages, while France and Italy offered weaker performance. On average, European stocks lagged U.S. equities for the year, while still achieving positive returns. In contrast, the Japanese benchmark average posted a significant loss, hampered both by economic woes and relatively rich equity valuations.

Emerging markets recorded the strongest returns, fueled by those countries' powerful economic growth. Among the markets producing healthy gains were India, Brazil, Turkey, and Indonesia. Despite being generally closed to foreign investors, China's equity market posted another powerhouse year, with the benchmark there returning just shy of 100%.

The U.S. Dollar remained weak against major foreign currencies; while this in itself has raised some concern, for dollar-based investors in international markets, the currency situation boosted total returns.

For the twelve months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 11.17%, outpacing major domestic equity indexes.

The fixed-income markets were also characterized by sharp differences in the first and second halves of the year. In the first six months, there was little action at the shorter end of the yield curve, and quite a bit of it at the longer end. Over the six months, the Federal Reserve and Chairman Ben Bernanke kept the federal funds target rate steady at 5.25%, a level it held for more than a year. For a time, many believed that inflation would remain low enough for the Federal Reserve to begin to lower rates later in the year.

As the period wore on, however, hopes for rate cuts were apparently dashed. Although the outlook for the U.S. economy was tempered somewhat, strong growth in international markets raised fears that inflation--and rate hikes--could be on the horizon. This helped to apply upward pressure on yields at the longer end of the maturity spectrum. The combination of a steady federal funds target rate and higher longer-term rates caused the yield curve to steepen, a change from the flatter profile it held previously.

Bonds involving higher degrees of risk, such as High-Yield Corporate bonds, did well early in the year, as investors confident in the U.S. economy sought them out. As their prices appreciated, the spread, or difference in yield, between these bonds and Treasurys of comparable maturity narrowed to almost record lows. After a sharp equity market decline in late February, investors temporarily turned away from higher-risk investments, and retreated back to the safety of Treasurys. In spring, however, investors became somewhat less panicky, and once again sought out Corporate issues even as their yield advantage over safer Treasury issues narrowed. Bonds from the Securitized sectors (including Asset-Backed, Mortgage-Backed, and Commercial
Mortgage-Backed bonds) underperformed Corporate issues in the year's first half.

As 2007 moved into its second half, investors appeared to be reconsidering their willingness to take on lower-quality, higher-risk securities. The subprime meltdown began to reverberate through the economy, with many large banks and other institutions with significant exposure to mortgage-related securities feeling the pain. In a cloudier economic climate, the Federal Reserve began to perceive recession as a greater concern than inflation, and moved to cut the federal funds target rate by a full percentage point by year's end. Investor sentiment similarly adopted a more cautious tone, with the resulting flight to quality driving returns on Treasurys well ahead those of Corporate bonds and other "spread" issues.

For the year ahead, economic uncertainty appears very likely to remain the predominant theme. While that may be clear, there are a number of questions that remain to be answered. Is the U.S. economy headed for a mild slowdown or an actual recession? How deep and how protracted will the downturn in the housing market be? Will employment hold steady or will job loss become an issue? Will consumer spending prove to be resilient or will spending levels fall significantly? What will be the ultimate response of government to the current difficulties, both in terms of fiscal and monetary stimulus, and how effective will those efforts be? Will inflation become a problem as well?

With so many questions looming on the horizon, it can be easy to become overly pessimistic. Certainly there are challenges ahead. Even though we are looking to the year ahead with continued caution, we retain our confidence in the strengths that underpin the U.S. economy and the markets and recognize that global economic growth presents a wide range of potential investment opportunities.

Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of your assets will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

      /s/ Joseph Murphy
Joseph F. Murphy
President, BNY Hamilton Funds
Managing Director, The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers..... Page  5

Fees and Expenses.......      20

Portfolio Summaries.....      23

Schedules of Investments      25

Statements of Assets and
 Liabilities............      46

Statements of Operations      52

Statements of Changes in Net
 Assets......................... Page 54

Financial Highlights............      60
Notes to Financial Statements...      72

Report of Independent Registered
 Public Accounting Firm.........      83

Directors and Officers..........      85

BNY Hamilton Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: There was no change in Federal Reserve Policy during the first half of the year. While there was considerable concern that the subprime mortgage meltdown might spread to the broader economy, better-than-expected economic growth and an improving inflation picture helped the market to reach an apparent consensus that there would be no changes in the Federal Reserve's interest rate policy for the remainder of 2007.

   The situation changed considerably in the second half of the year. Concerns about banks' exposure to subprime mortgages ignited a liquidity crisis in the beginning of the summer. This resulted in a significant increase of LIBOR rates and a flight to quality that favored U.S. Treasurys. As the contagion spread throughout the summer, the Federal Reserve was forced to address market concerns with a special inter-meeting statement on August 17 and an unanticipated half-percentage-point cut in the discount rate.

   As the crisis persisted, broker-dealers and investment banks recognized unprecedented asset writedowns on subprime related debt. A crisis of confidence among market participants and a softening in economic activity pushed the Federal Reserve to cut the federal funds rate by a quarter of a percentage point at its October meeting, and again in December. By year-end, the federal funds target rate was a full percentage point lower than it had been in January, and it was not at all clear whether the Federal Reserve's easing cycle was near an end.

   Money market rates, as represented by 30-day commercial paper, declined by
   0.80 percentage points, falling to 4.47% as of December 31. Ten-year Treasury rates fell by 0.97 percentage points to 4.025% by year end, reflecting investors' acceptance that the Federal Reserve's concern for growth and market stability could result in further easings. Several Wall Street firms were forced to revise their rate projections downward, as fears of the subprime mortgage meltdown spreading to the broader economy were starting to materialize as the year drew to a close.

   The Federal Reserve's actions should dampen some of the adverse effects on the economy that might otherwise arise from the disruptions in financial markets; they should also help promote moderate growth over time. The steepening of the yield curve, the result primarily of lower short- and intermediate term rates, indicates the market's pessimistic outlook for the economy. Furthermore, while readings on core inflation have improved modestly during the year, recent increases in energy and commodity prices may put renewed upward pressure on inflation.

   Against the backdrop of a continued crisis of confidence in the markets, softer than expected economic growth for the coming quarter, and of an uncertain inflation picture, by year-end the market appeared to anticipate that there would be future Federal Reserve rate reductions in the coming year.

Q: What was the Fund's performance? What were the major factors impacting the
   Fund?
A: The seven-day current and the 30-day effective yields for the period ended
   December 31, 2007 were 4.95% and 4.93%, respectively, for Institutional Shares, 4.90% and 4.88% for the Hamilton Shares, 4.65% and 4.63% for the Premier Shares, 4.40% and 4.38% for the Classic Shares, and 4.80% and 4.78% for the Agency Shares.

   As of December 31, 2007, the Fund had total assets of more than $12.03 billion.

   The Fund's positive performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we have shortened the average maturity of the Fund to 26 days by overweighing the one- to three-month area of the yield curve; this allowed us to take advantage of higher money-market rates. We also maintained a sizable percentage of the Fund in overnight markets to help meet year-end liquidity needs.

   Past performance does not guarantee future results. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund remained broadly diversified with exposure to a variety of fixed--and variable-rate securities, including commercial paper (49% of assets), bank debt (40%), and corporate debt (11%). We have added exposure in bank names by purchasing CDs and bank notes to balance our reduced holdings in commercial paper. Liquidity became the top priority in the more challenging environment late in the year; we have addressed that by investing short-term and on an overnight basis.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. Recently, we have also earned a AAA rating from Fitch Inc. These signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The credit crisis is still evolving. The Federal Reserve's actions on interest rates, in part a response to the crisis, have brought additional uncertainty to the marketplace. While liquidity is important, we believe there are opportunities in investing in longer-maturity issues, as the market expects the Federal Reserve to reduce rates further to counteract the economic downturn. Given the current investment landscape, we will follow this course until there is more clarity with respect to the future direction of interest rates.

BNY Hamilton Treasury Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: There was no change in Federal Reserve Policy during the first half of the year. While there was considerable concern that the subprime mortgage meltdown might spread to the broader economy, better-than-expected economic growth and an improving inflation picture helped the market to reach an apparent consensus that there would be no changes in the Federal Reserve's interest rate policy for the remainder of 2007.

   The situation changed considerably in the second half of the year. Concerns about banks' exposure to subprime mortgages ignited a liquidity crisis in the beginning of the summer. This resulted in a significant increase of LIBOR rates and a flight to quality that favored U.S. Treasurys. As the contagion spread throughout the summer, the Federal Reserve was forced to address market concerns with a special inter-meeting statement on August 17 and an unanticipated half-percentage-point cut in the discount rate.

   As the crisis persisted, broker-dealers and investment banks recognized unprecedented asset writedowns on subprime related debt. A crisis of confidence among market participants and a softening in economic activity pushed the Federal Reserve to cut the federal funds rate by a quarter of a percentage point at its October meeting, and again in December. By year-end, the federal funds target rate was a full percentage point lower than it had been in January, and it was not at all clear whether the Federal Reserve's easing cycle was near an end.

   Money market rates, as represented by 30-day commercial paper, declined by
   0.80 percentage points, falling to 4.47% as of December 31. Ten-year Treasury rates fell by 0.97 percentage points to 4.025% by year end, reflecting investors' acceptance that the Federal Reserve's concern for growth and market stability could result in further easings. Several Wall Street firms were forced to revise their rate projections downward, as fears of the subprime mortgage meltdown spreading to the broader economy were starting to materialize as the year drew to a close.

   The Federal Reserve's actions should dampen some of the adverse effects on the economy that might otherwise arise from the disruptions in financial markets; they should also help promote moderate growth over time. The steepening of the yield curve, the result primarily of lower short- and intermediate term rates, indicates the market's pessimistic outlook for the economy. Furthermore, while readings on core inflation have improved modestly during the year, recent increases in energy and commodity prices may put renewed upward pressure on inflation.

   Against the backdrop of a continued crisis of confidence in the markets, softer than expected economic growth for the coming quarter, and of an uncertain inflation picture, by year-end the market appeared to anticipate that there would be future Federal Reserve rate reductions in the coming year.

Q: What was the Fund's performance? What were the major factors impacting the
   Fund?
A: The seven-day current and 30-day effective yields for the period ended
   December 31, 2007 were 3.37% and 3.68%, respectively, for the Institutional Shares, 3.32% and 3.63% for the Hamilton Shares, 3.07% and 3.38% for the Premier Shares, 2.82% and 3.13% for the Classic Shares, and 3.22% and 3.53% for the Agency Shares.

   As of December 31, 2007, the Fund had total assets of about $4.27 billion, reflecting a substantial increase from its level at the start of the year.

   The Fund's positive performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we have shortened the average maturity of the fund to two days by overweighting our exposure in the overnight market to take advantage of higher rates on repurchase agreements. At the end of the period, the Fund had 100% in overnight collateralized repurchase agreements.

   Past performance does not guarantee future results. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We have kept the Fund invested in short-maturity Treasury bills and overnight repurchase agreements for the past year, keeping our weighted average maturity short. Repurchase agreements continue to offer better value than short-term Treasurys.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Currently, the yield curve for U.S. Treasurys is positively sloped from the overnight to six-month range and inverted thereafter, with rates overall much lower than one year ago. The timing and nature of the Federal Reserve's next interest-rate move are uncertain at this point. Nonetheless, with more than a full percentage point difference, or spread, in yield between overnight repurchase agreements and U.S. Treasury Bills, we expect overnight issues to continue to outperform even if the Federal Reserve cuts rates further.

BNY Hamilton New York Tax-Exempt Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A tax-exempt fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Colleen Meehan, Senior Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: There was no change in Federal Reserve Policy during the first half of the year. While there was considerable concern that the subprime mortgage meltdown might spread to the broader economy, better-than-expected economic growth and an improving inflation picture helped the market to reach an apparent consensus that there would be no changes in the Federal Reserve's interest rate policy for the remainder of the year.

   The situation changed considerably in the second half of the year. Concerns about banks' exposure to subprime mortgages ignited a liquidity crisis in the beginning of the summer. This resulted in a significant increase of LIBOR rates and a flight to quality that favored U.S. Treasurys. As the contagion spread throughout the summer, the Federal Reserve was forced to address market concerns with a special inter-meeting statement on August 17 and an unanticipated half-percentage-point cut in the discount rate.

   As the crisis persisted, broker-dealers and investment banks recognized unprecedented asset writedowns on subprime-related debt. A crisis of confidence among market participants and a softening in economic activity pushed the Federal Reserve to cut the federal funds rate by a quarter of a percentage point at its October meeting, and again in December. By year-end, the federal funds target rate was a full percentage point lower than it had been in January, and it was not at all clear whether the Federal Reserve's easing cycle was near an end.

   Money market rates, as represented by 30-day commercial paper, declined by
   0.80 percentage points, falling to 4.47% as of December 31. Ten-year Treasury rates fell by 0.97 percentage points to 4.025% by year end, reflecting investors' acceptance that the Federal Reserve's concern for growth and market stability could result in further easings. Several Wall Street firms were forced to revise their rate projections downward, as fears of the subprime mortgage meltdown spreading to the broader economy were starting to materialize as the year drew to a close

   The Federal Reserve's actions should dampen some of the adverse effects on the economy that might otherwise arise from the disruptions in financial markets; they should also help promote moderate growth over time. The steepening of the yield curve, the result primarily of lower short- and intermediate term rates, indicates the market's pessimistic outlook for the economy. Furthermore, while readings on core inflation have improved modestly during the year, recent increases in energy and commodity prices may put renewed upward pressure on inflation.

   Against the backdrop of a continued crisis of confidence in the markets, softer than expected economic growth for the coming quarter, and of an uncertain inflation picture, by year-end the market appeared to anticipate that there would be future Federal Reserve rate reductions in the coming year.

   Municipal money-market investors entered 2008 with much the same sense of trepidation felt in the financial markets overall. This subdued tone suggested that credit quality and selective purchasing will govern trading in the coming year.

Q: What was the Fund's performance? What were the major factors impacting the
   Fund?
A: The Fund's seven-day current and 30-day effective yields as of December 31, 2007, were 2.90% and 2.99%, respectively, for the Hamilton Shares, 2.65% and 2.75% for the Premier Shares, and 2.53% and 2.52% for the Classic Shares.

   As of December 31, 2007, the Fund's assets totaled $282 million.

   The Fund's average maturity was 21 days as of December 31, 2007, still in the somewhat short range but significantly longer than it was at both the beginning and midpoint of the year.

   Past performance does not guarantee future results. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our efforts to purchase securities along the portion of the yield curve offering what we believed was the best value drove our positive performance over the year. In the first half of the year, this meant emphasizing more variable, short-term investments, which generally offered better yields than longer-dated fixed-rate securities. By keeping our average maturity in the relatively low 14- to 16-day range during the first half of the year, we were able to outpace portfolios with longer averages.

   In the year's later months, the yields on variable-rate seven-day reset "put bond" notes exceeded those on fixed-rate paper; this was largely the result of the massive flight to quality fueled by concerns over subprime exposure. Our holdings among variable-rate paper thus were advantageous for our investors. Although we lengthened the Fund's average maturity in the second half of the year, by keeping this figure in the relatively low 15- to 21-day range, we were able to slightly outpace investors with longer average maturities. Late in the year, our above-Index exposure to securities that are not subject to the Alternative Minimum Tax hurt our relative returns slightly.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: In the months to come, the market will have to contend with a tug-of-war between the potential for increased inflation, which might cause the Federal Reserve to hesitate to cut rates, and the risk of a slowdown in the economy, which could encourage the Federal Reserve to reduce short-term rates. In the uncertain economic environment, credit quality is likely to be of greater concern in selecting securities.

   Despite the higher relative returns that have been available in the municipal money market, it is essential that investors remain mindful of the higher perceived risk level that's evident in the current environment. Given the anticipation of further easing from the Federal Reserve in the coming year, we intend to keep our focus on both principal preservation and return.

BNY Hamilton 100% U.S. Treasury Securities Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Denise El Chaar, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: There was no change in Federal Reserve Policy during the first half of the year. While there was considerable concern that the subprime mortgage meltdown might spread to the broader economy, better-than-expected economic growth and an improving inflation picture helped the market to reach an apparent consensus that there would be no changes in the Federal Reserve's interest rate policy for the remainder of 2007.

   The situation changed considerably in the second half of the year. Concerns about banks' exposure to subprime mortgages ignited a liquidity crisis in the beginning of the summer. This resulted in a significant increase of LIBOR rates and a flight to quality that favored U.S. Treasurys. As the contagion spread throughout the summer, the Federal Reserve was forced to address market concerns with a special inter-meeting statement on August 17 and an unanticipated half-percentage-point cut in the discount rate.

   As the crisis persisted, broker-dealers and investment banks recognized unprecedented asset writedowns on subprime related debt. A crisis of confidence among market participants and a softening in economic activity pushed the Federal Reserve to cut the federal funds rate by a quarter of a percentage point at its October meeting, and again in December. By year-end, the federal funds target rate was a full percentage point lower than it had been in January, and it was not at all clear whether the Federal Reserve's easing cycle was near an end.

   Money market rates, as represented by 30-day commercial paper, declined by
   0.80 percentage points, falling to 4.47% as of December 31. Ten-year Treasury rates fell by 0.97 percentage points to 4.025% by year end, reflecting investors' acceptance that the Federal Reserve's concern for growth and market stability could result in further easings. Several Wall Street firms were forced to revise their rate projections downward, as fears of the subprime mortgage meltdown spreading to the broader economy were starting to materialize as the year drew to a close.

   The Federal Reserve's actions should dampen some of the adverse effects on the economy that might otherwise arise from the disruptions in financial markets; they should also help promote moderate growth over time. The steepening of the yield curve, the result primarily of lower short- and intermediate term rates, indicates the market's pessimistic outlook for the economy. Furthermore, while readings on core inflation have improved modestly during the year, recent increases in energy and commodity prices may put renewed upward pressure on inflation.

   Against the backdrop of a continued crisis of confidence in the markets, softer than expected economic growth for the coming quarter, and of an uncertain inflation picture, by year-end the market appeared to anticipate that there would be future Federal Reserve rate reductions in the coming year.

Q: What was the Fund's performance? What were the major factors impacting the
   Fund?
A: The seven-day current and 30-day effective yields for the period ended
   December 31, 2007 were 2.91% and 3.32%, respectively, for the Institutional Shares, 2.87% and 3.28% for the Hamilton Shares, 2.62% and 3.03% for the Premier Shares, and 2.48% and 2.89% for the Classic Shares.

   As of December 31, 2007, the Fund had a total asset size of $202 million, representing a significant increase over the midpoint of the year.

   Past performance does not guarantee future results. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund seeks to achieve superior returns versus the three-month LIBOR and the Lipper Treasury Index. To this end, we invest opportunistically in U.S. Treasurys, and over the course of the year we paid particular attention to managing the Fund's duration, or sensitivity to interest-rate shifts. In the first half of the year, this helped us to avoid some technical pitfalls affecting the Treasury markets. In addition, during the first six months we also purchased when-issued securities whenever possible. We found these issues desirable because they often traded at a discount to the current issues.

   Over the second half of the year, in addition to our duration-management strategy, we sought to optimize liquidity in the portfolio. With the positively sloping yield curve at the beginning of the half, we maximized duration. As a result, when the Treasury market rallied in the flight to quality that took place during the summer and fall, the Fund was able to perform well against its benchmarks and its peers. As we did in the year's first half, we also sought to modify duration in response to technical factors in the Treasury market, and to purchase when-issued securities whenever possible as they often traded at a discount to the current issues.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: By year-end, the short end of the yield curve for Treasury securities was positively slopped from 1 to 3 months and negatively slopped thereafter. This indicates that market participants anticipate that the Federal Reserve will continue to cut interest rates in response to soft economic data and the crisis of confidence afflicting the markets. In addition, until the full extent of subprime crisis is recognized and absorbed by the markets, we expect interest rates to remain soft. Given these circumstances, we will place emphasis on liquidity and will seek to optimize returns by investing in a laddered approach with a tilt toward longer duration.

BNY Hamilton U.S. Government Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Denise EI Chaar, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: There was no change in Federal Reserve Policy during the first half of the year. While there was considerable concern that the subprime mortgage meltdown might spread to the broader economy, better-than-expected economic growth and an improving inflation picture helped the market to reach an apparent consensus that there would be no changes in the Federal Reserve's interest rate policy for the remainder of 2007.

   The situation changed considerably in the second half of the year. Concerns about banks' exposure to subprime mortgages ignited a liquidity crisis in the beginning of the summer. This resulted in a significant increase of LIBOR rates and a flight to quality that favored U.S. Treasurys. As the contagion spread throughout the summer, the Federal Reserve was forced to address market concerns with a special inter-meeting statement on August 17 and an unanticipated half-percentage-point cut in the discount rate.

   As the crisis persisted, broker-dealers and investment banks recognized unprecedented asset writedowns on subprime related debt. A crisis of confidence among market participants and a softening in economic activity pushed the Federal Reserve to cut the federal funds rate by a quarter of a percentage point at its October meeting, and again in December. By year-end, the federal funds target rate was a full percentage point lower than it had been in January, and it was not at all clear whether the Federal Reserve's easing cycle was near an end.

   Money market rates, as represented by 30-day commercial paper, declined by
   0.80 percentage points, falling to 4.47% as of December 31. Ten-year Treasury rates fell by 0.97 percentage points to 4.025% by year end, reflecting investors' acceptance that the Federal Reserve's concern for growth and market stability could result in further easings. Several Wall Street firms were forced to revise their rate projections downward, as fears of the subprime mortgage meltdown spreading to the broader economy were starting to materialize as the year drew to a close.

   The Federal Reserve's actions should dampen some of the adverse effects on the economy that might otherwise arise from the disruptions in financial markets; they should also help promote moderate growth over time. The steepening of the yield curve, the result primarily of lower short- and intermediate term rates, indicates the market's pessimistic outlook for the economy. Furthermore, while readings on core inflation have improved modestly during the year, recent increases in energy and commodity prices may put renewed upward pressure on inflation.

   Against the backdrop of a continued crisis of confidence in the markets, softer than expected economic growth for the coming quarter, and of an uncertain inflation picture, by year-end the market appeared to anticipate that there would be future Federal Reserve rate reductions in the coming year.

Q: What was the Fund's performance? What were the major factors impacting the
   Fund?
A: The seven-day current and the 30-day effective yields for the twelve-month period ended December 31, 2007 were 4.27% and 4.28%, respectively, for the Institutional Shares and 3.98% and 3.99% for the Premier Shares. As of December 31, 2007, the Fund had total assets of $65 million.

   The Fund's positive performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we shortened the Fund's average maturity to 37 days by overweighting our exposure in the overnight market; this allowed us to take advantage of higher repurchase-agreement rates. At the end of the year, the Fund had 87% of its assets in overnight collateralized repurchase agreements and 12% in Government Agency Notes.

   This positioning allowed the Fund to maintain a shorter duration while taking advantage of the optimal points of the yield curve. The overnight repurchase-agreement position also allowed us to purchase longer-dated maturities as opportunities arose and we deemed it appropriate.

   Past performance does not guarantee future results. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: With the yield curve in a positive slope, we sought to optimize yields through asset allocation and duration management. With respect to asset allocation, we positioned a larger portion of the Fund in higher-yielding U.S. Agency repurchase agreements. In addition, we invested in medium-duration U.S. Agency Notes. The mix of overnight investments and U.S. Agency Notes resulted in a slightly shorter duration for the portfolio.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As of the end of the year, the short end of the Agency yield curve has assumed an inverted profile. That suggests that at this point, the market anticipates that the Federal Reserve will make further cuts in short-term interest rates in response to soft economic data and the crisis of confidence afflicting many market participants. Until the full scope of the subprime difficulties is recognized and absorbed by the markets, we expect interest rates to remain soft. Given this set of circumstances, our approach is to closely watch the market for opportunities.

BNY Hamilton Enhanced Income Fund

 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and generally higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and, when redeemed, may be worth more or less than the original investment.

An Interview with Ted Bair, Senior Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: There was no change in Federal Reserve Policy during the first half of the year. While there was considerable concern that the subprime mortgage meltdown might spread to the broader economy, better-than-expected economic growth and an improving inflation picture helped the market to reach an apparent consensus that there would be no changes in the Federal Reserve's interest rate policy for the remainder of 2007.

   The situation changed considerably in the second half of the year. Concerns about banks' exposure to subprime mortgages ignited a liquidity crisis in the beginning of the summer. This resulted in a significant increase of LIBOR rates and a flight to quality that favored U.S. Treasurys. As the contagion spread throughout the summer, the Federal Reserve was forced to address market concerns with a special inter-meeting statement on August 17 and an unanticipated half-percentage-point cut in the discount rate.

   As the crisis persisted, broker-dealers and investment banks recognized unprecedented asset writedowns on subprime related debt. A crisis of confidence among market participants and a softening in economic activity pushed the Federal Reserve to cut the federal funds rate by a quarter of a percentage point at its October meeting, and again in December. By year-end, the federal funds target rate was a full percentage point lower than it had been in January, and it was not at all clear whether the Federal Reserve's easing cycle was near an end.

   Money market rates, as represented by 30-day commercial paper, declined by
   0.80 percentage points, falling to 4.47% as of December 31. Ten-year Treasury rates fell by 0.97 percentage points to 4.025% by year end, reflecting investors' acceptance that the Federal Reserve's concern for growth and market stability could result in further easings. Several Wall Street firms were forced to revise their rate projections downward, as fears of the subprime mortgage meltdown spreading to the broader economy were starting to materialize as the year drew to a close.

   The Federal Reserve's actions should dampen some of the adverse effects on the economy that might otherwise arise from the disruptions in financial markets; they should also help promote moderate growth over time. The steepening of the yield curve, the result primarily of lower short- and intermediate term rates, indicates the market's pessimistic outlook for the economy. Furthermore, while readings on core inflation have improved modestly during the year, recent increases in energy and commodity prices may put renewed upward pressure on inflation.

   Against the backdrop of a continued crisis of confidence in the markets, softer than expected economic growth for the coming quarter, and of an uncertain inflation picture, by year-end the market appeared to anticipate that there would be future Federal Reserve rate reductions in the coming year.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the twelve-month period ended December 31, 2007, the Fund posted a total return of 1.09% for Institutional Shares. For the same period, the three-month LIBOR Index posted a 5.63% total return.

   As of December 31, 2007, the Fund had a seven-day current and 30-day effective yield, respectively, of 5.09% and 5.08% for Institutional Shares. As of December 31, 2007, the Fund had total assets of $39 million.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3 month Libor (London Interbank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: In the first half of the year, the Fund's increased position in floating-rate securities was beneficial, as these issues offered slightly higher yields than alternative short-term investments. They also helped us to keep the Fund's duration, or sensitivity to interest rates, shorter than the benchmark level.

   Over the second half of the year, we followed a cautious investment strategy that emphasized two investment themes. First, the Fund continued to maintain a shorter duration profile than the benchmark. Second, we achieved this in large part by continuing to increase our allocation to floating-rate securities. We chose this approach because of the somewhat flat shape of the yield curve during the second half of the year. The curve's profile indicated that the market was anticipating a faster paced cut in short-term rates from the Federal Reserve. This was in contrast to statements coming from the Federal Reserve, as well as our view of future policy decisions.

   Our allocation to the subprime home equity market did not perform well during the year and had negative impact on the Fund's net asset value.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund seeks to achieve superior returns versus the three-month LIBOR or the Lehman Brothers 9-12 Month Treasury Index. To pursue this goal, we invest in a diverse range of instruments in various sectors while targeting the portfolio's duration between six months and one year.

   During the year, we shortened the Fund's duration as a precaution against the uncertain interest-rate environment. We accomplished this by investing a greater amount of Fund assets in floating-rate securities, favoring corporate and mortgage-backed issues. This strategy had two effects. First, because we felt that the curve was incorrectly shaped and likely to change, this strategy reduced the impact of rising interest rates on the market value of the portfolio. Second, floating-rate securities offered us slightly higher coupon rates than other short-term investments with similar durations.

   Another element of our cautious strategy in 2007 was reducing our exposure to the subprime home equity market and moving assets into the agency mortgage market. In keeping with our conservative approach, we selected subprime securities at the top of the capital structure, but in the meltdown that afflicted this area of the market, these securities were unduly penalized. Even our reduced position--approximately 10% of assets--was sufficient to hurt the Fund's net asset value late in the year.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Areas of opportunity are much more in evidence as we move forward in 2008.
   Credit spreads are much wider than they have been in the past few years, providing greater compensation for investors willing to take on higher levels of investment risk. We see the potential for improved relative returns within securitized and credit sectors on the short end of the yield curve. Markets have been and may continue to be fairly illiquid, so we intend to remain somewhat cautious in our approach and strive for liquidity in the portfolio.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........     1.09%        1.09%         -0.16%        -0.16%
    3 Years........     8.96%        2.90%          6.53%         2.13%
    5 Years........    11.82%        2.26%          9.33%         1.80%
    Since Inception    13.64%        2.28%         10.89%         1.84%
       5/1/02--Institutional Shares
       5/2/02--Class A Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Enhanced Income Fund
                 (Institutional Shares)     3-Month LIBOR
                  --------------------      -------------
    5/1/2002            $10,000                $10,000
   6/30/2002             10,045                 10,016
   9/30/2002             10,105                 10,064
  12/31/2002             10,163                 10,114
   3/31/2003             10,268                 10,150
   6/30/2003             10,318                 10,186
   9/30/2003             10,311                 10,214
  12/31/2003             10,351                 10,245
   3/31/2004             10,391                 10,275
   6/30/2004             10,384                 10,296
   9/30/2004             10,430                 10,331
  12/31/2004             10,430                 10,378
   3/31/2005             10,489                 10,437
   6/30/2005             10,557                 10,513
   9/30/2005             10,637                 10,599
  12/31/2005             10,730                 10,704
   3/31/2006             10,842                 10,819
   6/30/2006             10,968                 10,947
   9/30/2006             11,104                 11,102
  12/31/2006             11,241                 11,254
   3/31/2007             11,383                 11,404
   6/30/2007             11,531                 11,559
   9/30/2007             11,629                 11,690
  12/31/2007             11,364                 11,855




PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 1.50% for Class A shares. The Advisor had voluntarily agreed to limit the expenses of the Institutional Shares to 0.25% of its average daily net assets and of Class A Shares to 0.50% of its average daily net assets. During 2007, Advisor waived management fees and, if necessary, reimbursed expenses of the Fund to the extent that total annual operating expenses are greater than 0.25% of its average daily net assets. Effective March 1, 2008, this waiver will be modified to 0.37% for Institutional Shares and 0.62% for Class A Shares. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2002.

The Merrill Lynch(R) U.S. Dollar LIBOR 3-month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2007.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/07  12/31/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
MONEY FUND--HAMILTON SHARES
Actual                                   $1,000.00 $1,025.90      0.20%             $1.01
Hypothetical (5% return before expenses) $1,000.00 $1,024.21      0.20%             $1.01
-----------------------------------------------------------------------------------------------
MONEY FUND--PREMIER SHARES
Actual                                   $1,000.00 $1,024.60      0.45%             $2.28
Hypothetical (5% return before expenses) $1,000.00 $1,022.95      0.45%             $2.28
-----------------------------------------------------------------------------------------------
MONEY FUND--CLASSIC SHARES
Actual                                   $1,000.00 $1,023.30      0.70%             $3.56
Hypothetical (5% return before expenses) $1,000.00 $1,021.68      0.70%             $3.56
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      DURING THE
                                                07/01/07  12/31/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
MONEY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,026.10      0.15%             $0.76
Hypothetical (5% return before expenses)        $1,000.00 $1,024.46      0.15%             $0.76
------------------------------------------------------------------------------------------------------
MONEY FUND--AGENCY SHARES
Actual                                          $1,000.00 $1,025.30      0.30%             $1.44
Hypothetical (5% return before expenses)        $1,000.00 $1,023.69      0.30%             $1.53
------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,016.80      0.20%             $1.03
Hypothetical (5% return before expenses)        $1,000.00 $1,024.18      0.20%             $1.03
------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--PREMIER SHARES
Actual                                          $1,000.00 $1,020.70      0.45%             $2.30
Hypothetical (5% return before expenses)        $1,000.00 $1,022.93      0.45%             $2.30
------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--CLASSIC SHARES
Actual                                          $1,000.00 $1,019.50      0.70%             $3.58
Hypothetical (5% return before expenses)        $1,000.00 $1,021.66      0.70%             $3.59
------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,022.30      0.15%             $0.77
Hypothetical (5% return before expenses)        $1,000.00 $1,024.45      0.15%             $0.77
------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--AGENCY SHARES
Actual                                          $1,000.00 $1,021.50      0.30%             $1.55
Hypothetical (5% return before expenses)        $1,000.00 $1,023.68      0.30%             $1.55
------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,016.80      0.25%             $1.30
Hypothetical (5% return before expenses)        $1,000.00 $1,023.92      0.25%             $1.30
------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--PREMIER SHARES
Actual                                          $1,000.00 $1,015.50      0.50%             $2.52
Hypothetical (5% return before expenses)        $1,000.00 $1,022.70      0.50%             $2.53
------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--CLASSIC SHARES
Actual                                          $1,000.00 $1,014.20      0.75%             $3.80
Hypothetical (5% return before expenses)        $1,000.00 $1,021.43      0.75%             $3.82
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          BEGINNING  ENDING      ANNUALIZED
                                                           ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                            VALUE    VALUE      BASED ON THE      DURING THE
                                                          07/01/07  12/31/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
100% U.S. TREASURY SECURITIES MONEY FUND--HAMILTON SHARES
Actual                                                    $1,000.00 $1,020.40      0.20%             $1.02
Hypothetical (5% return before expenses)                  $1,000.00 $1,024.20      0.20%             $1.02
----------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY FUND--PREMIER SHARES
Actual                                                    $1,000.00 $1,019.10      0.45%             $2.29
Hypothetical (5% return before expenses)                  $1,000.00 $1,022.94      0.45%             $2.30
----------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY FUND--CLASSIC SHARES
Actual                                                    $1,000.00 $1,018.40      0.59%             $3.00
Hypothetical (5% return before expenses)                  $1,000.00 $1,022.23      0.59%             $3.01
----------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY FUND--INSTITUTIONAL
SHARES
Actual                                                    $1,000.00 $1,020.60      0.16%             $0.82
Hypothetical (5% return before expenses)                  $1,000.00 $1,024.40      0.16%             $0.82
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND--PREMIER SHARES
Actual                                                    $1,000.00 $1,022.70      0.45%             $2.29
Hypothetical (5% return before expenses)                  $1,000.00 $1,022.94      0.45%             $2.29
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND--INSTITUTIONAL SHARES
Actual                                                    $1,000.00 $1,024.20      0.16%             $0.82
Hypothetical (5% return before expenses)                  $1,000.00 $1,024.40      0.16%             $0.82
----------------------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--CLASS A SHARES
Actual                                                    $1,000.00 $  989.30      0.50%             $2.51
Hypothetical (5% return before expenses)                  $1,000.00 $1,022.68      0.50%             $2.56
----------------------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--INSTITUTIONAL SHARES
Actual                                                    $1,000.00 $  985.50      0.25%             $1.25
Hypothetical (5% return before expenses)                  $1,000.00 $1,023.95      0.25%             $1.28
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries

         Asset Group Diversification

         As of December 31, 2007

Money Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Commercial Paper........................    46.4%
              Certificates of Deposits................    37.6
              Corporate Bonds.........................    13.0
              Time Deposits...........................     2.9
              Other assets less liabilities...........     0.1
                                                         -----
              Total...................................   100.0%
                                                         -----

              Treasury Money Fund
                                                          % of
                                                       Net Assets
                                                       ----------
              Repurchase Agreements...................    95.9%
              Other assets less liabilities...........     4.1
                                                         -----
              Total...................................   100.0%
                                                         -----

              New York Tax-Exempt Money Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Variable Rate Municipal Obligations.....   102.0%
              Liabilities in excess of other assets...    (2.0)
                                                         -----
              Total...................................   100.0%
                                                         -----

              100% U.S. Treasury Securities Money Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              United States Treasury Bills............    98.4%
              United States Treasury Note.............     1.7
              Liabilities in excess of other assets...    (0.1)
                                                         -----
              Total...................................   100.0%
                                                         -----


Portfolio composition is subject to change.

         BNY Hamilton Funds

         Asset Group Diversification (Continued)

         As of December 31, 2007

     U.S. Government Money Fund
                                                                    % of
                                                                 Net Assets
                                                                 ----------
     Repurchase Agreements......................................    87.7%
     United States Government Agencies & Obligations............    12.3
     Other assets less liabilities..............................     0.0*
                                                                   -----
     Total......................................................   100.0%
                                                                   -----

     Enhanced Income Fund

                                                                    % of
                                                                 Net Assets
                                                                 ----------
     Mortgage Obligations.......................................    65.4%
     Asset-Backed Securities....................................    15.3
     Money Market Fund (including securities lending collateral)    10.4
     Corporate Bonds............................................     5.7
     Mortgage-Backed Securities.................................     4.1
     Liabilities in excess of other assets......................    (0.9)
                                                                   -----
     Total......................................................   100.0%
                                                                   -----

*  Less than one tenth of a percent.

Portfolio composition is subject to change.

         BNY Hamilton Money Fund

         Schedule of Investments

         December 31, 2007

 Principal
  Amount                                      Value
------------                               ------------
             Commercial Paper--46.4%
             Asset-Backed Securities--33.8%
$ 70,000,000 Amsterdam Funding Corp.
             5.05%, 1/04/08............... $ 69,970,542
 180,768,000 Atlantic Asset Securitization
             Corp.
             5.50%, 1/18/08...............  180,298,505
 150,000,000 Barton Capital LLC
             5.65%, 1/11/08...............  149,745,833
  50,000,000 Bryant Park Funding LLC
             5.31%, 1/28/08...............   49,800,875
 250,000,000 Cafco LLC
             4.87%, 1/07/08...............  249,797,418
  50,000,000 Cancara Asset Securitization
             5.46%, 1/30/08...............   49,780,083
 150,000,000 Cancara Asset Securitization
             4.87%, 2/08/08...............  149,229,708
 100,000,000 Cancara Asset Securitization
             4.89%, 2/13/08...............   99,416,514
 150,000,000 CBA Finance, Inc.
             5.07%, 1/09/08...............  149,831,000
 150,000,000 Charta LLC
             4.86%, 2/12/08...............  149,150,375
 150,000,000 Charta LLC
             4.86%, 2/19/08...............  149,007,750
 250,000,000 Ciesco LLC
             4.86%, 1/08/08...............  249,763,750
  50,000,000 Ciesco LLC
             6.00%, 1/10/08...............   49,924,500
 250,000,000 CRD Funding LLC
             4.87%, 1/07/08...............  249,797,083
 100,000,000 Crown Point Capital LLC
             5.06%, 1/07/08...............   99,915,750
 150,000,000 Crown Point Capital LLC
             5.05%, 1/29/08...............  149,410,833

 Principal
  Amount                                    Value
------------                             ------------
             Commercial Paper
             (Continued)
$ 50,000,000 Crown Point Capital LLC
             5.81%, 1/30/08............. $ 49,765,986
 250,000,000 Danske Corp.
             5.09%, 1/09/08.............  249,717,500
  50,000,000 Danske Corp.
             4.82%, 1/22/08.............   49,859,417
 100,000,000 Dexia Delaware LLC
             5.07%, 1/03/08.............   99,971,833
  40,461,000 Gemini Securitization Corp.
             4.77%, 1/25/08.............   40,332,334
 100,000,000 Gemini Securitization Corp.
             5.43%, 2/25/08.............   99,170,417
  50,000,000 Govco Inc.
             5.12%, 1/07/08.............   49,957,375
  50,000,000 Lexington Parker
             Capital Corp.
             6.02%, 1/25/08.............   49,799,333
 109,000,000 Long Lane Master Trust IV,
             Series A
             5.66%, 1/07/08.............  108,897,177
 125,000,000 Long Lane Master Trust IV,
             Series A
             5.35%, 2/01/08.............  124,424,132
 100,000,000 Ormond Quay Funding
             PLC (Germany)
             5.02%, 3/10/08.............   99,996,254
  49,169,000 Ranger Funding Co., LLC
             5.36%, 1/28/08.............   48,971,341
 160,000,000 Sheffield Receivables Corp.
             6.02%, 1/03/08.............  159,946,489
  50,000,000 Sheffield Receivables Corp.
             6.02%, 1/04/08.............   49,974,917

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2007

 Principal
  Amount                                   Value
------------                           --------------
             Commercial Paper
             (Continued)
$100,000,000 Variable Funding
             Capital Corp.
             4.85%, 1/07/08........... $   99,919,167
 200,000,000 Variable Funding
             Capital Corp.
             4.86%, 1/10/08...........    199,757,000
 200,000,000 Victory Receivables Corp.
             5.22%, 1/08/08...........    199,797,000
  44,906,000 Victory Receivables Corp.
             5.06%, 1/24/08...........     44,760,972
                                       --------------
                                        4,069,859,163
                                       --------------
             Banks--12.6%
 150,000,000 ANZ International Ltd.
             5.04%, 2/27/08...........    148,804,187
 200,000,000 Bank of Ireland
             5.01%, 1/25/08...........    199,332,000
 100,000,000 BNP Paribas
             4.82%, 1/09/08...........     99,893,000
 197,000,000 Depfa Bank PLC
             5.10%, 1/16/08...........    196,581,375
  32,400,000 DnB NOR Bank
             5.22%, 1/04/08...........     32,385,906
 150,000,000 DnB NOR Bank
             5.12%, 1/11/08...........    149,786,875
 100,000,000 DnB NOR Bank
             5.10%, 1/14/08...........     99,815,833
 100,000,000 DZ Bank AG
             4.88%, 1/16/08...........     99,796,667
 125,000,000 ING Funding LLC
             5.12%, 1/10/08...........    124,840,000
  50,000,000 Skandinaviska Enskilda
             Banken
             4.70%, 1/28/08...........     49,823,938

 Principal
  Amount                                  Value
------------                          --------------
             Commercial Paper
             (Continued)
$100,000,000 Societe Generale
             5.15%, 1/14/08.......... $   99,814,208
 100,000,000 Westpac Banking Corp.
             5.12%, 1/04/08..........     99,957,333
  60,000,000 Westpac Trust Securities
             NZ Ltd.
             5.17%, 1/04/08..........     59,974,175
  50,000,000 Westpac Trust Securities
             NZ Ltd.
             5.07%, 1/18/08..........     49,880,410
                                      --------------
                                       1,510,685,907
                                      --------------
             Total Commercial
             Paper
             (Cost $5,580,545,070)...  5,580,545,070
                                      --------------
             Certificates of
             Deposit--37.6%
             Banks--37.6%
 100,000,000 ABN Amro Bank
             4.78%, 2/01/08..........    100,000,000
 200,000,000 American Express Bank
             5.08%, 2/21/08..........    200,000,000
 100,000,000 American Express Bank
             5.08%, 2/26/08..........    100,000,000
 150,000,000 Banco Bilbao Vizcaya
             Argentina
             5.23%, 1/09/08..........    150,000,329
 120,000,000 Banco Bilbao Vizcaya
             Argentina
             5.15%, 2/29/08..........    120,001,941
 200,000,000 Bank of Montreal
             5.18%, 1/02/08..........    200,000,000
  50,000,000 Bank of Montreal
             5.18%, 1/03/08..........     50,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2007

 Principal
  Amount                               Value
------------                        ------------
             Certificates of Deposit
             (Continued)
$ 50,000,000 Bank of Montreal
             5.16%, 2/04/08........ $ 50,000,000
 200,000,000 Bank of Scotland
             5.21%, 1/04/08........  200,000,164
 100,000,000 Bank of Scotland
             5.16%, 1/16/08........  100,000,000
 150,000,000 Bank of the West
             5.10%, 1/03/08........  150,000,000
 100,000,000 Bank of the West
             5.30%, 1/15/08........  100,000,000
 100,000,000 Barclays Bank PLC
             5.36%, 1/07/08........  100,000,000
 100,000,000 Barclays Bank PLC
             5.18%, 1/31/08........  100,000,000
 100,000,000 Barclays Bank PLC
             4.86%, 2/06/08........  100,000,000
 175,000,000 Calyon
             5.15%, 1/09/08........  175,000,000
 100,000,000 Canadian Imperial Bank
             4.88%, 2/13/08........  100,001,180
 100,000,000 Canadian Imperial Bank
             4.87%, 4/25/08........   99,973,071
 100,000,000 Comerica Bank
             5.15%, 1/22/08........  100,000,000
 100,000,000 Credit Suisse
             5.15%, 10/27/08 FRN...  100,005,068
 100,000,000 Depfa Bank PLC
             5.23%, 1/08/08........  100,000,000
 150,000,000 DG Bank
             5.20%, 1/16/08........  150,000,000
 200,000,000 DZ Bank AG
             4.84%, 1/07/08........  200,000,000
  50,000,000 Harris Trust & Savings
             Bank
             5.40%, 5/20/08........   50,000,000

 Principal
  Amount                                  Value
------------                          --------------
             Certificates of Deposit
             (Continued)
$ 35,000,000 HBOS Treasury Services
             PLC (Great Britain)
             5.33%, 1/25/08.......... $   35,000,000
 200,000,000 HSBC Bank
             5.08%, 1/09/08..........    200,000,000
 100,000,000 Regions Bank
             4.845%, 4/18/08.........    100,000,000
 200,000,000 Royal Bank of Canada
             4.99%, 4/22/08..........    200,002,692
 200,000,000 Royal Bank of Scotland
             5.20%, 1/09/08..........    200,000,000
 150,000,000 Royal Bank of Scotland
             5.20%, 1/10/08..........    150,000,000
 100,000,000 Skandinaviska Esnkilda
             Banken
             5.16%, 1/18/08..........    100,000,000
  50,000,000 Skandinaviska Enskilda
             Banken
             4.79%, 2/04/08..........     50,001,866
 150,000,000 Societe Generale
             5.17%, 1/02/08..........    150,000,000
 200,000,000 Toronto Dominion Bank
             5.10%, 3/11/08..........    200,000,000
 100,000,000 Toronto Dominion Bank
             5.08%, 3/12/08..........    100,001,947
 100,000,000 Union Bank of California
             5.14%, 1/15/08..........    100,000,000
  50,000,000 Wilmington Trust Co.
             4.86%, 2/14/08..........     50,000,000
                                      --------------
             Total Certificates of
             Deposit
             (Cost $4,529,988,258)...  4,529,988,258
                                      --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2007

 Principal
  Amount                                Value
------------                         ------------
             Corporate Bonds--13.0%
             Banks--3.5%
$200,000,000 Bank of America NA
             4.55%, 6/19/08 FRN..... $200,000,000
  33,000,000 HBOS Treasury Services
             PLC (Great Britain)
             5.22%, 1/06/09 FRN.....   33,000,000
 100,000,000 Royal Bank of Canada
             (Canada)*
             5.22%, 12/05/08 FRN....  100,000,000
  85,000,000 Westpac Banking Corp.*
             5.24%, 1/06/09.........   85,000,000
                                     ------------
                                      418,000,000
                                     ------------
             Diversified Financial Services--9.5%
  50,000,000 Atlas Capital Funding
             Corp.
             5.22%, 1/08/08 FRN.....   50,000,000
  42,300,000 Carrera Capital Finance
             Ltd.
             5.22%, 1/15/08 FRN.....   42,299,979
  50,000,000 Carrera Capital Finance
             Ltd.
             4.85%, 2/25/08 FRN.....   49,999,630
  50,000,000 Carrera Capital Finance
             Ltd.
             4.88%, 3/25/08 FRN.....   49,998,880
  50,000,000 CC (USA), Inc.
             5.36%, 6/09/08 FRN.....   49,998,903
  75,000,000 Cullinan Finance Corp.
             5.40%, 1/11/08 FRN.....   75,000,000
  50,000,000 Cullinan Finance Corp.
             5.10%, 3/10/08 FRN.....   49,998,590
  70,000,000 Genworth Global Funding
             Trusts
             5.03%, 12/15/08 FRN....   70,000,000

 Principal
  Amount                                   Value
------------                           --------------
             Corporate Bonds
             (Continued)
$ 50,000,000 Harrier Finance Funding
             LLC
             5.20%, 1/11/08 FRN....... $   49,999,725
  50,000,000 Harrier Finance Funding
             LLC
             4.87%, 2/19/08 FRN.......     49,998,893
  75,000,000 Harrier Finance Funding
             LLC
             5.06%, 4/28/08 FRN.......     75,000,000
 100,000,000 Links Finance LLC
             4.87%, 5/19/08 FRN.......     99,996,223
  18,000,000 Links Finance LLC
             5.11%, 6/09/08 FRN.......     17,999,217
  50,000,000 Links Finance LLC
             5.35%, 6/09/08 FRN.......     50,000,000
 100,000,000 Merrill Lynch & Co.,
             Inc.
             4.90%, 5/27/08 FRN.......    100,019,687
  90,000,000 Merrill Lynch & Co.,
             Inc.
             4.98%, 8/22/08 FRN.......     90,000,000
  40,000,000 Premier Asset
             Collateralized Entity LLC
             5.22%, 4/15/08 FRN.......     39,998,791
  70,000,000 Premier Asset
             Collateralized Entity LLC
             4.92%, 5/20/08 FRN.......     69,999,342
  65,000,000 Premier Asset
             Collateralized Entity LLC
             4.86%, 6/23/08 FRN.......     65,000,000
                                       --------------
                                        1,145,307,860
                                       --------------
             Total Corporate Bonds
             (Cost $1,563,307,860)....  1,563,307,860
                                       --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2007

 Principal
  Amount                                    Value
------------                           ---------------
             Time Deposits--2.9%
             Banks--2.9%
$ 47,283,000 National City Bank
             0.50%, 1/02/08........... $    47,283,000
 300,000,000 Wells Fargo Bank
             4.00%, 1/02/08...........     300,000,000
                                       ---------------
             Total Time Deposits
             (Cost $347,283,000)......     347,283,000
                                       ---------------
             Total Investments
             (Cost $12,021,124,188)(a)
             --99.9%..................  12,021,124,188
             Other assets less
             liabilities--0.1%........       9,946,061
                                       ---------------
             Net Assets--100.0%....... $12,031,070,249
                                       ---------------

FRNFloating Rate Note. Coupon shown is in effect at December 31, 2007. Date represents ultimate maturity date.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         December 31, 2007

 Principal
  Amount                                    Value
------------                             ------------
             Repurchase
             Agreements--95.9%
             Repurchase Agreement with Bank of
             America--11.7%
$500,000,000 1.00%, dated 12/31/07,
             due 1/02/08 repurchase
             price $500,027,778
             (Collateral-UST Bills,
             0.00%, 6/12/08; UST
             Bonds, 6.00%-7.63%,
             2/15/25-2/15/26; UST
             Notes, 4.88%, 5/31/09;
             aggregate market value plus
             accrued interest
             $510,000,025).............. $500,000,000
                                         ------------
             Repurchase Agreement with Barclays
             Capital, Inc.--9.4%
 400,000,000 1.65%, dated 12/31/07,
             due 1/02/08 repurchase
             price $400,036,667
             (Collateral-UST Bonds,
             3.63%-7.88%, 2/15/21-
             4/15/28 UST Strips,
             0.00%, 11/15/08; aggregate
             market value plus accrued
             interest $408,000,786).....  400,000,000
                                         ------------

 Principal
  Amount                                    Value
------------                             ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with
             Citigroup--18.7%
$800,000,000 0.25%, dated 12/31/07,
             due 1/02/08 repurchase
             price $800,011,111
             (Collateral-UST Bills,
             0.00%, 1/10/08; UST
             Bonds, 7.50%-12.00%,
             8/15/13-11/15/24; UST
             Notes, 3.13%-5.13%,
             9/15/08-8/15/17; UST
             Strips, 0.00%, 8/15/12-
             2/15/36; aggregate market
             value plus accrued interest
             $816,000,797).............. $800,000,000
                                         ------------
             Repurchase Agreement with Deutsche
             Bank AG--21.0%
 900,000,000 1.50%, dated 12/31/07,
             due 1/02/08 repurchase
             price $900,075,000
             (Collateral-UST Bills,
             0.00%, 1/10/08; UST
             Bonds, 8.75%, 8/15/20;
             UST Notes, 4.88%-5.13%,
             6/30/08-8/15/16; UST
             Strips, 0.00%, 11/15/18-
             11/15/29; aggregate market
             value plus accrued interest
             $918,000,303)..............  900,000,000
                                         ------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         December 31, 2007

  Principal
   Amount                                 Value
--------------                        --------------
               Repurchase Agreements
               (Continued)
               Repurchase Agreement with Goldman
               Sachs Group, Inc.--30.4%
$1,300,000,000 1.10%, dated 12/31/07,
               due 1/02/08
               repurchase price
               $1,300,079,444
               (Collateral-UST Bills,
               0.00%, 1/17/08-
               5/29/08; UST Bonds,
               6.63%-11.25%,
               2/15/15-2/15/25;
               UST Notes, 3.38%-
               5.50%, 8/15/08-
               2/15/17; aggregate
               market value plus
               accrued interest
               $1,326,000,242)....... $1,300,000,000
                                      --------------

 Principal
  Amount                                  Value
------------                          --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Morgan
             Stanley--4.7%
$200,000,000 1.25%, dated 12/31/07,
             due 1/02/08 repurchase
             price $200,013,889
             (Collateral-UST Strips,
             0.00%, 2/15/20-8/15/20;
             aggregate market value
             plus accrued interest
             $204,000,388)........... $  200,000,000
                                      --------------
             Total Repurchase
             Agreements
             (Cost $4,100,000,000)...  4,100,000,000
                                      --------------
             Total Investments
             (Cost $4,100,000,000)(a)
             --95.9%.................  4,100,000,000
             Other assets less
             liabilities--4.1%.......    173,246,699
                                      --------------
             Net Assets--100.0%...... $4,273,246,699
                                      --------------

USTUnited States Treasury.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         December 31, 2007

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date     Value
----------                                                -------- -------- -------- ----------
           Short-Term Municipal Bonds--102.0%
           Education--3.2%
$3,000,000 Board Cooperative Educational Services for the
           Sole Supervisory District Revenue,
           Anticipation Notes............................  NR/NR     4.00%  12/30/08 $3,024,030
 1,610,000 New York State Dormitory Authority
           Revenue, Non-State Supported Debt,
           (University of Rochester),
           Series A-1, MBIA Insured+(a).................. Aaa/AAA    3.38   7/01/27   1,610,000
 1,400,000 New York State Dormitory Authority
           Revenue, Series M8J-D, FGIC Insured+(a)....... Aaa/NR     3.54   11/15/29  1,400,000
 3,000,000 New York State Dormitory Authority
           Revenue, Non State Supported Debt
           (Columbia University)(a)...................... Aaa/AAA    3.35   7/01/28   3,000,000
                                                                                     ----------
                                                                                      9,034,030
                                                                                     ----------
           General Obligations--16.2%
 1,000,000 New York State, Series A...................... Aa3/AA     6.00   7/15/08   1,013,705
   650,000 New York, New York, Adjustable,
           Sub-Series H-2(a)............................. Aa2/AA     3.57   1/01/36     650,000
 2,195,000 New York, New York, Series A-5(a)............. Aa1/AA-    3.42   8/01/31   2,195,000
 5,000,000 New York, New York, Series H-6(a)............. Aaa/AA+    3.42   3/01/34   5,000,000
 1,600,000 New York, New York,
           Series H-Sub-Series H-2, MBIA Insured+(a)..... Aaa/AAA    3.65   8/01/13   1,600,000
 4,375,000 New York, New York,
           Series H-Sub-Series H-4, AMBAC
           Insured+(a)................................... Aaa/AAA    3.34   8/01/15   4,375,000
 6,300,000 New York, New York,
           Series H-Sub-Series H-6, MBIA Insured+(a)..... Aaa/AAA    3.37   8/01/12   6,300,000
   300,000 New York, New York,
           Sub-Series A-10 MBIA Insured+(a).............. Aaa/AAA    3.54   8/01/17     300,000
 2,500,000 New York, New York, Sub-Series A-4(a)......... Aaa/AAA    3.60   8/01/22   2,500,000
 1,700,000 New York, New York, Sub-Series A-6(a)......... Aaa/AA     3.34   8/01/19   1,700,000
 3,000,000 New York, New York, Sub-Series A-6(a)......... Aaa/AA+    3.37   8/01/31   3,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2007

                                                       Moody's
 Principal                                               /S&P    Interest Maturity
  Amount                                               Ratings*    Rate     Date      Value
-----------                                            --------- -------- -------- -----------
            Short-Term Municipal Bonds (Continued)
$ 8,000,000 New York, New York, Sub-Series C-3(a).....  Aa1/AA+    3.35%  8/01/20  $ 8,000,000
    700,000 New York, New York, Sub-Series E-4(a).....  Aa2/AA-    3.53   8/01/22      700,000
  2,500,000 Puerto Rico Commonwealth, Series A-5,
            FGIC Insured+(a)..........................  Aaa/AAA    3.35   7/01/32    2,500,000
  1,275,000 Puerto Rico Commonwealth, Series C,
            MBIA Insured+(a)..........................  Aaa/AAA    4.25   7/01/22    1,279,028
  4,000,000 Suffolk County, New York.................. MIG1/SP-1   3.50   8/14/08    4,016,880
    525,000 Suffolk County, New York, Public
            Improvements, MBIA Insured+...............  Aaa/AAA    4.13   5/15/08      526,387
                                                                                   -----------
                                                                                    45,656,000
                                                                                   -----------
            Healthcare--5.6%
  1,450,000 Nassau Health Care Corp., New York,
            Revenue, Sub-Series 2004-C1, FSA
            Insured+(a)...............................  Aaa/AAA    3.38   8/01/29    1,450,000
  1,300,000 Nassau Health Care Corp., New York,
            Revenue, Sub-Series 2004-C3, FSA
            Insured+(a)...............................  Aaa/AAA    3.31   8/01/29    1,300,000
  3,000,000 New York State Dormitory Authority
            Revenue, (Mental Health), Sub-Series D-2C,
            MBIA Insured+(a)..........................  Aaa/AAA    3.42   2/15/31    3,000,000
 10,000,000 New York State Dormitory Authority
            Revenue, (Mental Health),
            Sub-Series D-2G(a)........................  A1/AA-     3.38   2/15/31   10,000,000
                                                                                   -----------
                                                                                    15,750,000
                                                                                   -----------
            Housing--4.9%
    400,000 New Rochelle, New York Housing
            Authority, (Multi-Family Shore Medical
            Center Apartments), Series A,
            FNMA Insured+(a)..........................  NR/AAA     3.37   12/15/35     400,000
  3,000,000 New York City Housing Development Corp.,
            Multi-Family Housing Revenue, (Marseilles
            Apartments)(a)............................  NR/AA+     3.38   12/01/34   3,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2007

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date      Value
----------                                            ---------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$1,500,000 New York State Housing Finance Agency,
           (Normandie CT I Project)(a)...............   Aaa/AA     3.35%  5/15/15  $ 1,500,000
 1,700,000 New York State Housing Finance Agency,
           (North End), Series A.....................   Aaa/NR     3.35   11/15/36   1,700,000
 6,000,000 New York State Housing Finance Agency,
           (River Terrace Housing), Series A, FNMA
           Insured+(a)...............................   Aaa/NR     3.35   5/15/34    6,000,000
 1,300,000 New York State Housing Finance Agency,
           Series A(a)...............................   Aaa/NR     3.18   11/01/10   1,300,000
                                                                                   -----------
                                                                                    13,900,000
                                                                                   -----------
           Industrial Development--10.6%
 1,400,000 Albany, New York, Industrial Development
           Agency Civic Facility Revenue, University
           Albany Foundation Student, Series C, AMBAC
           Insured+(a)...............................  Aaa/AAA     3.41   11/01/32   1,400,000
 6,500,000 Babylon, New York, Industrial Development
           Agency Resource Revenue, (Ogden Martin
           Project), FSA Insured+(a).................  Aaa/AAA     3.38   1/01/19    6,500,000
 3,695,000 Erie County, New York, Industrial
           Development Agency, City of Buffalo School
           District Project, FSA Insured+............  Aaa/AAA     5.00   5/01/08    3,711,606
 1,050,000 Monroe County, New York, Industrial
           Development Agency Revenue, (Margaret
           Woodbury Strong)(a).......................   Aaa/NR     3.42   4/01/35    1,050,000
 1,500,000 Monroe County, New York, Industrial
           Development Agency Revenue, (Monroe
           Community College), Series A(a)...........   Aaa/NR     3.40   1/15/32    1,500,000
   950,000 Nassau County, New York, Series A......... MIG1/SP-1+   3.63   2/15/08      950,000
 4,165,000 New York City, New York Industrial
           Development Agency Revenue, (Ethical
           Culture), Series A, XLCA Insured+(a)......  Aaa/AAA     3.49   6/01/35    4,165,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2007

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$  700,000 New York, New York City Industrial
           Development Agency Revenue, (American
           Civil Project)(a)........................... Aa2/AA     3.70%  6/01/35  $   700,000
 1,100,000 New York, New York City Industrial
           Development Agency Revenue, (Lycee
           Francais Project), Series B(a).............. Aaa/AA     3.70   6/01/32    1,100,000
 2,200,000 Suffolk County, New York, Industrial
           Development Agency, Civic Facilities, (Touro
           College Project)(a)......................... Aaa/AA     3.35   6/01/37    2,200,000
 5,630,000 Tompkins County, New York, Industrial
           Development Agency Revenue Civic Facility,
           (Cornell University), Series A(a)........... Aa1/AA+    3.35   7/01/30    5,630,000
 1,000,000 Tompkins County, New York, Industrial
           Development Agency Revenue, (Ithaca
           College), Series B, XLCA Insured+(a)........ Aaa/NR     3.52   7/01/26    1,000,000
                                                                                   -----------
                                                                                    29,906,606
                                                                                   -----------
           Other--6.9%
 9,107,000 Austin Trust Various States(a).............. NR/AA+     3.47   6/15/38    9,107,000
 3,700,000 New York City Capital Resources Corp.,
           (Enhanced Assistance), Series B(a).......... Aaa/NR     3.15   1/01/37    3,700,000
 1,500,000 New York City Trust for Cultural Resources,
           (Alvin Ailey Dance Foundation)(a)........... Aaa/AAA    3.38   7/01/33    1,500,000
 3,915,000 New York City Trust for Cultural Resources,
           (American Museum of Natural History),
           Series A, MBIA Insured+(a).................. Aaa/AAA    3.38   4/01/21    3,915,000
 1,200,000 New York State Dormitory Authority
           Revenue, (Metropolitan Museum of Art),
           Series B(a)................................. Aa1/AA+    3.35   7/01/23    1,200,000
                                                                                   -----------
                                                                                    19,422,000
                                                                                   -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2007

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date     Value
----------                                              -------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
           Special Tax--28.1%
$1,640,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series D-1, AMBAC
           Insured+(a)................................. Aaa/AAA    3.50%  11/01/34 $1,640,000
 1,800,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series D-2, AMBAC
           Insured+(a)................................. Aaa/AAA    3.42   11/01/34  1,800,000
 7,135,000 Metropolitan Transportation Authority,
           Sub-Series A-2, CIFG Insured+(a)............ Aaa/AAA    3.35   11/01/34  7,135,000
 1,500,000 Metropolitan Transportation Authority,
           Sub-Series E-1(a)........................... Aa2/AA-    3.37   11/01/35  1,500,000
 3,345,000 Nassau County, New York, Interim Finance
           Authority, Sales Tax Secured, Series B, FSA
           Insured+(a)................................. Aaa/AAA    3.31   11/15/22  3,345,000
 5,315,000 New York City Transitional Finance Authority
           Revenue(a).................................. Aa2/AAA    3.60   11/01/22  5,315,000
 2,500,000 New York City Transitional Finance Authority
           Revenue, Adjustable-Future Tax, Sector D,
           Series A-1(a)............................... Aa1/AAA    3.40   11/15/28  2,500,000
 6,500,000 New York City Transitional Finance Authority
           Revenue, Series 1, Sub-Series 1B(a)......... Aa2/AAA    3.40   11/01/22  6,500,000
 1,600,000 New York City Transitional Finance Authority
           Revenue, Series A(a)........................ Aa1/AAA    3.40   2/15/30   1,600,000
   400,000 New York City Transitional Finance Authority
           Revenue, Sub-Series C-5(a).................. Aa1/AAA    3.67   8/01/31     400,000
 2,000,000 New York State Dormitory, State Personal
           Income Tax, Series C(a)..................... Aaa/AAA    3.50   3/15/32   2,000,000
 7,000,000 New York State Local Government Assistance
           Corp., Series 3V, FGIC Insured+(a).......... Aaa/AAA    3.33   4/01/24   7,000,000
 5,800,000 New York State Local Government Assistance
           Corp., Series 4V, FSA Insured+(a)........... Aaa/AAA    3.33   4/01/22   5,800,000
 3,800,000 New York State Local Government Assistance
           Corp., Series B(a).......................... Aa1/AA-    3.35   4/01/25   3,800,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2007

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$3,500,000 New York State Local Government Assistance
           Corp., Series C(a)........................... Aaa/AA     3.35%  4/01/25  $ 3,500,000
 5,000,000 New York State Local Government Assistance
           Corp., Series D(a)........................... Aa1/AA     3.35   4/01/25    5,000,000
 4,685,000 New York State Local Government Assistance
           Corp., Series G(a)........................... Aa1/AA-    3.37   4/01/25    4,685,000
 2,500,000 New York State Urban Development Corp.,
           State Facility & Equipment, Sub-Series A-3-B,
           CIFG Insured+(a)............................. Aaa/AAA    3.36   3/15/33    2,500,000
 5,750,000 New York State Urban Development Corp.,
           State Facility & Equipment, Sub-Series A-3-C,
           CIFG Insured+(a)............................. Aaa/AAA    3.40   3/15/33    5,750,000
   875,000 New York, New York City Transitional
           Finance Authority, New York City Recovery,
           Series 3, Sub-Series 3B(a)................... Aa2/AAA    3.64   11/01/22     875,000
 4,850,000 New York, New York City Transitional
           Finance Authority, New York City Recovery,
           Series 3-Sub-Series 3F(a).................... Aa2/AAA    3.73   11/01/22   4,850,000
 1,500,000 New York, New York City Transitional
           Finance Authority, New York City Recovery,
           Series 3-Sub-Series 3H(a).................... Aa2/AAA    3.67   11/01/22   1,500,000
                                                                                    -----------
                                                                                     78,995,000
                                                                                    -----------
           State Appropriation--3.3%
 7,200,000 Jay Street Development Corp., New York
           Courts Facilities Lease Revenue,
           Series A-1(a)................................ Aaa/AAA    3.39   5/01/22    7,200,000
 2,125,000 Jay Street Development Corp., New York
           Courts Facilities Lease Revenue,
           Series A-3(a)................................ Aaa/AAA    3.35   5/01/22    2,125,000
                                                                                    -----------
                                                                                      9,325,000
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2007

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
           Transportation--7.6%
$1,000,000 New York State Thruway Authority,
           Series A................................... NR/AAA     4.50%  3/15/08  $ 1,001,762
   690,000 New York State Thruway Second Generation
           Highway & Bridge Fund, Series M1J-Reg D,
           MBIA Insured+(a)........................... Aaa/NR     3.54   4/01/15      690,000
 3,000,000 Niagara Falls, New York, Bridge Commission
           Toll Revenue, Series A, FGIC Insured+(a)... Aaa/AAA    3.38   10/01/19   3,000,000
 2,700,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2(a)................................  A2/A+     3.57   5/01/19    2,700,000
 1,415,000 Puerto Rico Commonwealth Highway &
           Transportation, Series M, FGIC Insured+(a). Aaa/NR     3.44   7/01/30    1,415,000
 3,005,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B(a)............... Aa2/AA-    3.42   1/01/33    3,005,000
 1,495,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+(a)................................ Aaa/AAA    3.39   1/01/32    1,495,000
 1,900,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F(a)............... Aa2/AA-    3.42   11/01/32   1,900,000
 2,795,000 Triborough Bridge & Tunnel Authority,
           Series C, AMBAC Insured+(a)................ Aaa/AAA    3.39   1/01/32    2,795,000
 2,000,000 Triborough Bridge & Tunnel Authority,
           Variable, Series A(a)...................... Aa2/AA-    3.35   11/01/35   2,000,000
   400,000 Triborough Bridge & Tunnel Authority,
           Variable, Sub-Series B-2(a)................ Aa2/AA-    3.42   1/01/32      400,000
 1,000,000 Triborough Bridge & Tunnel Authority,
           Variable, Sub-Series B-3(a)................ Aa2/AA-    3.38   1/01/32    1,000,000
                                                                                  -----------
                                                                                   21,401,762
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2007

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date     Value
----------                                               -------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
           Utilities--15.6%
$2,900,000 Erie County Water Authority, New York,
           Water System Revenue, Series A, AMBAC
           Insured+(a).................................. Aaa/AAA    3.38%  12/01/16 $2,900,000
 1,350,000 Erie County Water Authority, New York,
           Water System Revenue, Series B, AMBAC
           Insured+(a).................................. Aaa/AAA    3.38   12/01/16  1,350,000
 2,995,000 Great Neck North Water Authority, New
           York, Water System Revenue, Series A, FGIC
           Insured+(a).................................. Aaa/AAA    3.50   1/01/20   2,995,000
 2,800,000 Long Island Power Authority, New York
           Electrical Systems, Series A, AMBAC
           Insured+..................................... Aaa/AAA    5.50   12/01/08  2,863,926
 2,410,000 Long Island Power Authority, New York
           Electrical Systems, Series A, FSA Insured+(a) Aaa/AAA    5.00   12/01/15  2,449,972
 1,800,000 Long Island Power Authority, New York
           Electrical Systems, Series E, FSA Insured+(a) Aaa/AAA    3.40   12/01/29  1,800,000
 5,425,000 Long Island Power Authority, New York
           Electrical Systems, Sub-Series 1A(a)......... Aaa/AA+    3.35   5/01/33   5,425,000
 3,200,000 Long Island Power Authority, New York
           Electrical Systems, Sub-Series 3B(a)......... Aa1/AA-    3.57   5/01/33   3,200,000
 3,250,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series F-1(a)................................ Aa2/AA+    3.65   6/15/33   3,250,000
 1,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Sub-Series C-1(a)............................ Aa2/AA+    3.65   6/15/18   1,000,000
 7,700,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Project),
           Series A, FGIC Insured+(a)................... Aaa/AAA    3.37   10/01/14  7,700,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2007

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date       Value
----------                                               -------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
$4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Utilities),
           Series A, AMBAC Insured+(a).................. Aaa/AAA    3.37%  8/01/15  $  4,500,000
 1,350,000 Suffolk County, New York, Water
           Authority....................................  NR/AA     3.35   12/01/09    1,350,000
 3,200,000 Suffolk County, New York, Water
           Authority....................................  NR/AA     3.35   1/01/08     3,200,000
                                                                                    ------------
                                                                                      43,983,898
                                                                                    ------------
           Total Short-Term Municipal Bonds
           (Cost $287,374,296)..........................                             287,374,296
                                                                                    ------------
           Total Investments
           (Cost $287,374,296)(b)--102.0%...............                             287,374,296
           Liabilities in excess of other assets--(2.0%)                              (5,501,223)
                                                                                    ------------
           Net Assets--100.0%...........................                            $281,873,073
                                                                                    ------------

AMBAC American Municipal Bond Assurance.
CIFG  CDC IXIS Financial Guaranty.
FGIC  Financial Guaranty Insurance Company.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not rated.
XLCA  XL Capital Assurance Inc.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown is interest rate in effect at December 31, 2007. Maturity date represents ultimate maturity.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

         Schedule of Investments

         December 31, 2007

 Principal
  Amount                                       Value
 ---------                -                   -----
            United States Government
            Obligations--100.1%
            United States Treasury Bills+--98.4%
$20,212,000 2.19%, 1/3/08................. $ 20,209,541
 35,537,000 2.20%-3.84%, 1/10/08..........   35,514,254
 28,678,000 2.28%-3.74%, 1/17/08..........   28,637,155
 54,000,000 2.89%-3.77%, 1/24/08..........   53,895,440
 18,846,000 2.70%-3.99%, 1/31/08..........   18,785,947
  7,145,000 2.75%-4.00%, 2/7/08...........    7,117,996
  4,575,000 3.78%, 2/28/08................    4,547,101
  7,750,000 2.96%, 3/6/08.................    7,708,581
 20,000,000 3.00%, 3/13/08................   19,881,800
  2,410,000 2.82%, 3/20/08................    2,395,086
                                           ------------
                                            198,692,901
                                           ------------
            United States Treasury Note--1.7%
  3,560,000 3.38%, 2/15/08................    3,552,887
                                           ------------
            Total United States
            Government Obligations
            (Costs $202,245,788)..........  202,245,788
                                           ------------
            Total Investments
            (Cost $202,245,788)(a)--
            100.1%........................  202,245,788
            Liabilities in excess of other
            assets--(0.1%)................     (246,866)
                                           ------------
            Net Assets--100.0%............ $201,998,922
                                           ------------


+ Coupon rate shown is the discounted rate at time of purchase for United
  States Treasury Bills.
(a)The cost for Federal income tax purposes is $202,250,143. At December 31, 2007, net unrealized depreciation was $4,355 based on cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

         Schedule of Investments

         December 31, 2007

 Principal
  Amount                                   Value
-----------                             -----------
            United States Government
            Agencies &
            Obligations--12.3%
            Federal Home Loan Bank--12.3%
$ 3,000,000 3.56%, 3/14/08 FRN......... $ 3,000,000
  5,000,000 5.44%, 2/18/09 FRN.........   5,000,000
                                        -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $8,000,000)..........   8,000,000
                                        -----------
            Repurchase
            Agreements--87.7%
            Repurchase Agreement with Barclay's
            Capital, Inc.--23.3%
 15,230,000 4.30%, dated 12/31/07, due
            1/02/08 repurchase price
            15,233,638 (Collateral-
            FNMA, 5.65%, 10/26/17;
            aggregate market value plus
            accrued interest
            $15,535,267)...............  15,230,000
                                        -----------
            Repurchase Agreement with Deutsche
            Bank AG--23.0%
 15,000,000 4.25%, dated 12/31/07, due
            1/02/08 repurchase price
            15,003,542 (Collateral-
            FHLB, 5.51%, 1/23/12;
            aggregate market value plus
            accrued interest
            $15,305,083)...............  15,000,000
                                        -----------

 Principal
  Amount                                   Value
-----------                             -----------
            Repurchase Agreements
            (Continued)
            Repurchase Agreement with Goldman Sachs
            Group, Inc.--20.0%
$13,000,000 4.15%, dated 12/31/07, due
            1/02/08 repurchase price
            13,002,997 (Collateral-
            FHLMC, 5.75%, 1/15/12;
            FNMA, 5.55%, 6/26/28;
            aggregate market value plus
            accrued interest
            $13,260,689)............... $13,000,000
                                        -----------
            Repurchase Agreement with Morgan
            Stanley--21.4%
 14,000,000 4.25%, dated 12/31/07, due
            1/02/08 repurchase price
            14,003,306 (Collateral-
            FNMA, 0.00%, 6/11/08;
            aggregate market value plus
            accrued interest
            $14,353,916)...............  14,000,000
                                        -----------
            Total Repurchase
            Agreements
            (Cost $57,230,000).........  57,230,000
                                        -----------
            Total Investments
            (Cost $65,230,000)(a)--
            100.0%.....................  65,230,000
            Other assets less
            liabilities--0.0%..........      12,177
                                        -----------
            Net Assets--100.0%......... $65,242,177
                                        -----------

FHLB  Federal Home Loan Bank.
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FRN   Floating Rate Note. Coupon shown is in effect at December 31, 2007.
(a) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         December 31, 2007

Principal
 Amount                                     Value
----------                               -----------
           Collateralized Mortgage
           Obligations--65.4%
           Federal Home Loan Mortgage Corp.--7.1%
$2,074,735 Series 3034, Class FL
           5.33%, 9/15/35 FRN........... $ 2,060,617
   703,122 Series 3197, Class AM
           5.50%, 8/15/13...............     703,207
                                         -----------
                                           2,763,824
                                         -----------
           Federal National Mortgage Association--28.3%
   116,607 Series 2002-77, Class QP
           5.00%, 9/25/26...............     116,362
 1,610,688 Series 2006-15, Class FW
           5.17%, 1/25/36 FRN...........   1,603,713
 1,439,393 Series 2006-117, Class GF
           5.22%, 12/25/36 FRN..........   1,434,948
 1,547,192 Series 2006-129, Class FA
           5.07%, 1/25/37 FRN...........   1,535,196
 1,670,052 Series 2007-2, Class FM
           5.12%, 2/25/37 FRN...........   1,658,385
 1,689,912 Series 2007-2, Class FT
           5.13%, 2/25/37 FRN...........   1,677,282
 1,542,453 Series 2007-9, Class FA
           5.22%, 3/25/37 FRN...........   1,537,577
 1,466,161 Series 2007-20, Class F
           5.13%, 3/25/37 FRN...........   1,457,509
                                         -----------
                                          11,020,972
                                         -----------
           Government National Mortgage
           Association--12.1%
 1,646,670 Series 2006-58, Class FL
           5.23%, 10/16/36 FRN..........   1,628,575
 3,131,091 Series 2007-20, Class FA
           5.23%, 4/20/37 FRN...........   3,097,209
                                         -----------
                                           4,725,784
                                         -----------

Principal
 Amount                                   Value
----------                             -----------
           Collateralized Mortgage
           Obligations (Continued)
           Whole Loan Collateral CMO--17.9%
$1,952,482 Countrywide Alternative
           Loan Trust,
           Series 2007-J1, Class 2A8
           6.00%, 3/25/37............. $ 1,935,132
 1,752,735 Countrywide Alternative
           Loan Trust,
           Series 2007-15CB, Class A6
           5.75%, 12/31/49............   1,745,821
 1,244,481 CS First Boston Mortgage
           Securities Corp.,
           Series 2004-1, Class 1A1
           5.75%, 2/25/34.............   1,224,385
   126,640 Granite Mortgages PLC,
           (Great Britain)
           Series 2003-1, Class 1A2
           5.37%, 1/20/20 FRN.........     126,401
 1,028,935 Indymac Index Mortgage
           Loan Trust,
           Series 2006-AR35, Class 2A2
           4.97%, 1/25/36 FRN.........   1,019,993
   941,288 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36.............     940,057
                                       -----------
                                         6,991,789
                                       -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $25,701,680).........  25,502,369
                                       -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2007

Principal
 Amount                                         Value
----------                                    ----------
           Asset-Backed Securities--15.3%
           Home Equity Asset-Backed Securities--14.7%
$  307,968 Asset Backed Funding Certificates,
           Series 2005-WMC1, Class A2C
           5.15%, 6/25/35 FRN................ $  307,117
 2,000,000 Morgan Stanley ABS Capital I,
           Series 2007-HE2, Class A2B
           4.96%, 1/25/37 FRN................  1,791,529
 2,000,000 Novastar Home Equity Loan
           Series 2007-2, Class A2B
           5.03%, 9/25/37 FRN................  1,804,199
 2,000,000 Securitized Asset-Backed
           Receivables LLC Trust,
           Series 2006-WM4, Class A2C
           5.03%, 11/25/36 FRN...............  1,815,058
                                              ----------
                                               5,717,903
                                              ----------
           Other Asset-Backed Securities--0.6%
   239,610 Credit-Based Asset Servicing
           and Securitization LLC,
           Series 2006-CB1, Class AF1
           5.46%, 1/25/36....................    238,116
                                              ----------
           Total Asset-Backed
           Securities
           (Cost $6,548,136).................  5,956,019
                                              ----------
           Corporate Bonds--5.7%
           Diversified Financial Services--1.0%
   375,000 GMAC LLC
           5.13%, 5/09/08(a).................    370,887
                                              ----------

Principal
 Amount                                       Value
----------                                  ----------
           CORPORATE BONDS
           (Continued)
           Food--1.0%
$  375,000 Smithfield Foods, Inc.
           7.63%, 2/15/08(a)............... $  375,938
                                            ----------
           Media--1.0%
   375,000 Dex Media West LLC,
           Series B
           8.50%, 8/15/10..................    382,031
                                            ----------
           Packaging & Containers--0.9%
   350,000 Owens-Brockway Glass
           Container, Inc.
           8.88%, 2/15/09..................    351,750
                                            ----------
           Telecommunications--1.8%
   375,000 PanAmSat Corp.
           6.38%, 1/15/08..................    374,531
   350,000 US West Capital Funding, Inc.
           6.375%, 7/15/08.................    350,000
                                            ----------
                                               724,531
                                            ----------
           Total Corporate Bonds
           (Cost $2,214,059)...............  2,205,137
                                            ----------
           Commercial Mortgage-Backed
           Securities--4.1%
 1,581,947 CS First Boston Mortgage
           Securities Corp.
           Series 1998-C2, Class A2
           6.30%, 11/15/30
           (Cost $1,590,401)...............  1,591,431
                                            ----------
 Number
of Shares
----------
           Money Market Fund--9.4%
 3,652,760 BNY Hamilton Money Fund
           (Institutional Shares), 4.95%(b)
           (Cost $3,652,760)...............  3,652,760
                                            ----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2007

 Number
of Shares                                   Value
---------                                -----------
          Investment of Cash
          Collateral for Securities
          Loaned--1.0%
          Money Market Fund--1.0%
 393,434  BNY Institutional Cash
          Reserve Fund, 5.02%(c)
          (Cost $393,434)(d)............ $   393,434
                                         -----------
          Total Investments
          (Cost $40,100,471)(e)--
          100.9%........................  39,301,150
          Liabilities in excess of other
          assets--(0.9)%................    (349,124)
                                         -----------
          Net Assets--100.0%............ $38,952,026
                                         -----------

FRNFloating Rate Note. Coupon shown is in effect at December 31, 2007.
(a)Security, or a portion thereof, was on loan at December 31, 2007.
(b)Represents annualized 7 day yield at December 31, 2007.
(c)Interest rate shown reflects the yield as of December 31, 2007.
(d)At December 31, 2007, the total market value of the Fund's securities on loan was $383,920 and the total value of the collateral held by the Fund was $393,434.
(e)The cost for Federal income tax purposes is $40,120,382. At December 31, 2007, net unrealized depreciation was $819,232 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $4,571 and aggregate gross unrealized depreciation of $823,803.

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         December 31, 2007

                                                                                                           New York
                                                                                            Treasury      Tax-Exempt
                                                                           Money Fund      Money Fund     Money Fund
                                                                        ---------------  --------------  ------------
Assets:
--------------------------------------------------------------------------------------------------------------------
  Investments at cost.................................................. $12,021,124,188  $4,100,000,000  $287,374,296
--------------------------------------------------------------------------------------------------------------------
  Investments at market value, (including repurchase agreements of $0,
   $4,100,000,000 and $0, respectively)................................  12,021,124,188   4,100,000,000   287,374,296
  Cash.................................................................         852,746     184,929,228            --
  Interest receivable..................................................      57,649,374         121,944     1,034,365
  Investment sold......................................................              --              --     1,000,000
  Other assets.........................................................         438,878         122,913        12,454
                                                                        ---------------  --------------  ------------
   Total Assets........................................................  12,080,065,186   4,285,174,085   289,421,115
                                                                        ---------------  --------------  ------------
Liabilities:
  Due to custodian.....................................................              --              --        49,776
  Payables:
   Dividends...........................................................      45,565,646      10,524,071       283,082
   Services provided by The Bank of New York...........................       2,447,746       1,081,595        48,211
   Investments purchased...............................................              --              --     7,040,910
  Accrued expenses and other liabilities...............................         981,545         321,720       126,063
                                                                        ---------------  --------------  ------------
   Total Liabilities...................................................      48,994,937      11,927,386     7,548,042
                                                                        ---------------  --------------  ------------
Net Assets:............................................................ $12,031,070,249  $4,273,246,699  $281,873,073
                                                                        ---------------  --------------  ------------
Sources Of Net Assets:
  Capital stock @ par.................................................. $    12,033,134  $    4,723,581  $    281,875
  Paid-in capital......................................................  12,021,099,984   4,268,980,638   281,594,320
  Undistributed net investment income..................................          89,316          36,102            --
  Accumulated net realized loss on investments.........................      (2,152,185)       (493,622)       (3,122)
                                                                        ---------------  --------------  ------------
Net Assets............................................................. $12,031,070,249  $4,273,246,699  $281,873,073
                                                                        ---------------  --------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007

                                                                                                        New York
                                                                                         Treasury      Tax-Exempt
                                                                         Money Fund     Money Fund     Money Fund
                                                                       -------------- -------------- --------------
Hamilton Shares:
 Net assets........................................................... $4,545,664,658 $1,304,609,715 $   63,952,535
                                                                       -------------- -------------- --------------
 Shares outstanding...................................................  4,546,687,924  1,304,674,613     63,952,644
                                                                       -------------- -------------- --------------
 Net asset value, offering price and repurchase price per share....... $         1.00 $         1.00 $         1.00
                                                                       -------------- -------------- --------------
Premier Shares:
 Net assets........................................................... $2,396,846,856 $2,134,581,431 $  138,681,344
                                                                       -------------- -------------- --------------
 Shares outstanding...................................................  2,397,566,026  2,134,903,472    138,684,122
                                                                       -------------- -------------- --------------
 Net asset value, offering price and repurchase price per share....... $         1.00 $         1.00 $         1.00
                                                                       -------------- -------------- --------------
Classic Shares:
 Net assets........................................................... $1,078,223,945 $  442,131,021 $   79,239,194
                                                                       -------------- -------------- --------------
 Shares outstanding...................................................  1,078,495,941    442,060,234     79,238,614
                                                                       -------------- -------------- --------------
 Net asset value, offering price and repurchase price per share....... $         1.00 $         1.00 $         1.00
                                                                       -------------- -------------- --------------
Institutional Shares:
 Net assets........................................................... $3,500,460,818 $  369,937,422 $           --
                                                                       -------------- -------------- --------------
 Shares outstanding...................................................  3,500,508,534    369,955,783             --
                                                                       -------------- -------------- --------------
 Net asset value, offering price and repurchase price per share....... $         1.00 $         1.00 $           --
                                                                       -------------- -------------- --------------
Retail Shares:
 Net assets........................................................... $           -- $           10 $           --
                                                                       -------------- -------------- --------------
 Shares outstanding...................................................             --             10             --
                                                                       -------------- -------------- --------------
 Net asset value, offering price and repurchase price per share....... $           -- $         1.00 $           --
                                                                       -------------- -------------- --------------
Agency Shares:
 Net assets........................................................... $  509,873,972 $   21,987,100 $           --
                                                                       -------------- -------------- --------------
 Shares outstanding...................................................    509,875,074     21,987,159             --
                                                                       -------------- -------------- --------------
 Net asset value, offering price and repurchase price per share....... $         1.00 $         1.00 $           --
                                                                       -------------- -------------- --------------
------------------------------------------------------------------------------------------------------------------
Hamilton Shares authorized @ $0.001 par value.........................  7,000,000,000  2,000,000,000  2,000,000,000
Premier Shares authorized @ $0.001 par value..........................  4,000,000,000  3,000,000,000  2,000,000,000
Classic Shares authorized @ $0.001 par value..........................  3,000,000,000  2,000,000,000  2,000,000,000
Institutional Shares authorized @ $0.001 par value....................  3,000,000,000  3,000,000,000             --
Retail Shares authorized @ $0.001 par value...........................  3,000,000,000  3,000,000,000             --
Agency Shares authorized @ $0.001 par value...........................  3,000,000,000  3,000,000,000             --

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007

                                                                                100% U.S. Treasury
                                                                                    Securities     U.S. Government
                                                                                    Money Fund       Money Fund
                                                                                ------------------ ---------------
Assets:
-----------------------------------------------------------------------------------------------------------------
  Investments at cost..........................................................    $202,245,788      $65,230,000
-----------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value, (including repurchase agreements
   of $0, and $57,230,000 respectively)........................................     202,245,788       65,230,000
  Cash.........................................................................              --              237
  Receivables:
   Interest....................................................................          45,383           40,779
   Due from Advisors...........................................................          28,676           40,556
  Other assets.................................................................          26,249           23,454
                                                                                   ------------      -----------
   Total Assets................................................................     202,346,096       65,335,026
                                                                                   ------------      -----------
Liabilities:
  Due to Custodian.............................................................           6,684               --
  Payables:
   Dividends...................................................................         248,946           38,688
   Services provided by The Bank of New York...................................          42,906            9,605
  Accrued expenses and other liabilities.......................................          48,638           44,556
                                                                                   ------------      -----------
   Total Liabilities...........................................................         347,174           92,849
                                                                                   ------------      -----------
Net Assets:....................................................................    $201,998,922      $65,242,177
                                                                                   ------------      -----------
Sources Of Net Assets:
  Capital stock @ par..........................................................    $    202,016      $    65,242
  Paid-in capital..............................................................     201,814,171       65,176,935
  Accumulated net realized loss on investments.................................         (17,265)              --
                                                                                   ------------      -----------
Net Assets.....................................................................    $201,998,922      $65,242,177
                                                                                   ------------      -----------


See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007

                                                                       100% U.S. Treasury
                                                                           Securities     U.S. Government
                                                                           Money Fund       Money Fund
                                                                       ------------------ ---------------
Hamilton Shares:
 Net assets...........................................................   $   13,805,733   $           10
                                                                         --------------   --------------
 Shares outstanding...................................................       13,806,626               10
                                                                         --------------   --------------
 Net asset value, offering price and repurchase price per share.......   $         1.00   $         1.00
                                                                         --------------   --------------
Premier Shares:
 Net assets...........................................................   $  102,368,446   $    7,267,309
                                                                         --------------   --------------
 Shares outstanding...................................................      102,372,244        7,267,340
                                                                         --------------   --------------
 Net asset value, offering price and repurchase price per share.......   $         1.00   $         1.00
                                                                         --------------   --------------
Classic Shares:
 Net assets...........................................................   $    8,151,187   $           10
                                                                         --------------   --------------
 Shares outstanding...................................................        8,153,973               10
                                                                         --------------   --------------
 Net asset value, offering price and repurchase price per share.......   $         1.00   $         1.00
                                                                         --------------   --------------
Institutional Shares:
 Net assets...........................................................   $   77,673,546   $   57,974,838
                                                                         --------------   --------------
 Shares outstanding...................................................       77,683,334       57,974,838
                                                                         --------------   --------------
 Net asset value, offering price and repurchase price per share.......   $         1.00   $         1.00
                                                                         --------------   --------------
Agency Shares:
 Net assets...........................................................   $           10   $           10
                                                                         --------------   --------------
 Shares outstanding...................................................               10               10
                                                                         --------------   --------------
 Net asset value, offering price and repurchase price per share.......   $         1.00   $         1.00
                                                                         --------------   --------------
--------------------------------------------------------------------------------------------------------
Hamilton Shares authorized @ $0.001 par value.........................    2,000,000,000    2,000,000,000
Premier Shares authorized @ $0.001 par value..........................    2,000,000,000    2,000,000,000
Classic Shares authorized @ $0.001 par value..........................    2,000,000,000    2,000,000,000
Institutional Shares authorized @ $0.001 par value....................    2,000,000,000    2,000,000,000
Agency Shares authorized @ $0.001 par value...........................    2,000,000,000    2,000,000,000


See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2007

           Assets:
           --------------------------------------------------------
             Non-affiliated investments at cost......... $36,054,277
             Affiliated investments at cost.............   4,046,194
           --------------------------------------------------------
             Non-affiliated investments at market
              value..................................... $35,254,956
             Affiliated investments at market value,
              (including securities on loan) (Note 4)...   4,046,194
             Foreign currency...........................          22
             Receivables:
              Interest..................................     143,966
              Interest on securities lending............         243
             Other assets...............................       7,315
                                                         -----------
              Total Assets..............................  39,452,696
                                                         -----------
           Liabilities:
             Payables:
              Collateral for securities on loan
               (Note 4).................................     393,434
              Dividends.................................      43,177
              Services provided by The Bank of New
               York.....................................       4,804
             Accrued expenses and other liabilities.....      59,255
                                                         -----------
              Total Liabilities.........................     500,670
                                                         -----------
           Net Assets:.................................. $38,952,026
                                                         -----------
           Sources of Net Assets:
             Capital stock @ par........................ $    20,457
             Paid-in capital............................  45,512,068
             Undistributed net investment income........      56,290
             Accumulated net realized loss on
              investments and foreign currency
              transactions..............................  (5,837,476)
             Net unrealized depreciation on investments
              and foreign currency transactions.........    (799,313)
                                                         -----------
           Net Assets................................... $38,952,026
                                                         -----------

            Class A Shares:
              Net assets............................... $  1,859,575
                                                        ------------
              Shares outstanding.......................      975,085
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $       1.91
                                                        ------------
              Maximum sales charge--1.50% of public
               offering price..........................         0.03
                                                        ------------
              Maximum offering price................... $       1.94
                                                        ------------
            Institutional Shares:
              Net assets............................... $ 37,092,451
                                                        ------------
              Shares outstanding.......................   19,481,602
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $       1.90
                                                        ------------
              Class A Shares authorized @ $0.001 par
               value...................................  400,000,000
              Institutional Shares authorized @ $0.001
               par value...............................  400,000,000

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Operations

         December 31, 2007

                                                                                                 New York
                                                                         Treasury               Tax-Exempt
                                               Money Fund               Money Fund              Money Fund
                                              ------------             ------------             ----------
Investment Income:
 Interest.................................... $592,063,729             $162,135,678             $9,500,832
 Securities lending income (Note 4)..........           --                   20,893                     --
                                              ------------             ------------             ----------
   Total Income..............................  592,063,729              162,156,571              9,500,832
                                              ------------             ------------             ----------
Expenses:
 Servicing fee--Premier Shares...............    9,120,603                5,687,617                409,197
          Classic Shares.....................    2,370,593                  988,795                 69,629
          Hamilton Shares....................    2,281,068                  396,149                     --
          Agency Shares......................      312,570                   57,526                     --
          Retail Shares......................           47                       --                     --
 Advisory....................................    7,799,610                2,364,264                262,966
 Administration..............................    5,571,150                1,688,760                184,076
 12b-1 fee--Classic Shares...................    1,975,494                  823,995                 69,629
         Retail Shares.......................           79                       --                     --
 Legal.......................................      932,656                  261,254                 18,492
 Custodian...................................      577,481                  211,796                 37,064
 Registration and filings....................      292,303                  215,621                 36,412
 Insurance...................................      272,841                   76,959                  5,766
 Transfer agent..............................      169,884                   78,922                 42,512
 Reports to shareholders.....................      111,305                   22,771                  3,133
 Cash management.............................       78,363                   23,276                  1,371
 Audit.......................................       75,607                   41,990                 14,785
 Directors...................................       31,566                   24,414                 23,009
 Pricing.....................................       11,064                       68                 23,708
 Securities lending..........................           --                    5,684                     --
 Other.......................................      297,838                  137,264                 17,351
                                              ------------             ------------             ----------
   Total Expenses............................   32,282,122               13,107,125              1,219,100
 Earnings credit adjustment (Note 3).........           --                  (41,311)               (17,683)
                                              ------------             ------------             ----------
   Net Expenses..............................   32,282,122               13,065,814              1,201,417
                                              ------------             ------------             ----------
   Net Investment Income.....................  559,781,607              149,090,757              8,299,415
                                              ------------             ------------             ----------
Realized Gain (Loss) on Investments:
 Net realized loss on investments (Note 3)...     (898,329)                (112,276)                (1,710)
 Net increase from payment by affiliate for
   losses realized on securities (Note 3)....      827,570                       --                     --
                                              ------------             ------------             ----------
 Net realized loss on investments............      (70,759)                (112,276)                (1,710)
                                              ------------             ------------             ----------
 Net increase in net assets resulting from
   operations................................ $559,710,848             $148,978,481             $8,297,705
                                              ------------             ------------             ----------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007

                                                                   100% U.S. Treasury
                                                                       Securities     U.S. Government  Enhanced
                                                                       Money Fund       Money Fund    Income Fund
                                                                   ------------------ --------------- -----------
Investment Income:
  Interest........................................................     $4,752,506       $3,181,864    $ 3,949,675
  Interest from affiliated fund...................................             --               --        332,959
  Securities lending income (Note 4)..............................             --               --          4,282
                                                                       ----------       ----------    -----------
   Total Income...................................................      4,752,506        3,181,864      4,286,916
                                                                       ----------       ----------    -----------
Expenses:
  Advisory........................................................         85,595           49,925         78,404
  Servicing fee--Premier Shares...................................         71,881           30,798             --
          Classic Shares..........................................         47,997               --             --
          Hamilton Shares.........................................          2,000               51             --
  Transfer agent..................................................         63,698           63,635         27,853
  Administration..................................................         53,497           31,203         54,883
  12b-1 fee--Classic & Class C Shares.............................         39,998               --              2
         Class A Shares...........................................             --               --          7,250
  Registration and filings........................................         26,398           27,878         26,017
  Custodian.......................................................         23,563           17,297         19,387
  Directors.......................................................         22,781           22,675         22,895
  Audit...........................................................         12,406           12,406         14,471
  Legal...........................................................         12,365           10,032             --
  Reports to shareholders.........................................         11,552           11,875             --
  Insurance.......................................................            554              278          2,118
  Cash management.................................................            554              154            193
  Pricing.........................................................            494               41          6,405
  Securities lending..............................................             --               --            800
  Other...........................................................         47,531           52,702          4,122
                                                                       ----------       ----------    -----------
   Total Expenses.................................................        522,864          330,950        264,800
  Fees waived by The Bank of New York (Note 3)....................       (210,489)        (201,054)       (61,535)
  Earnings credit adjustment (Note 3).............................         (1,243)            (226)            --
                                                                       ----------       ----------    -----------
   Net Expenses...................................................        311,132          129,670        203,265
                                                                       ----------       ----------    -----------
   Net Investment Income..........................................      4,441,374        3,052,194      4,083,651
                                                                       ----------       ----------    -----------
Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency Transactions:
  Net realized gain (loss) on investments:
   Investments....................................................        (17,265)              --     (1,384,559)
   Foreign currency transactions..................................             --               --          5,062
                                                                       ----------       ----------    -----------
  Net realized loss on investment and foreign currency
   transactions...................................................        (17,265)              --     (1,379,497)
                                                                       ----------       ----------    -----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments....................................................             --               --       (767,655)
   Foreign currency transactions..................................             --               --              8
                                                                       ----------       ----------    -----------
  Net decrease in unrealized appreciation/depreciation on
   investments and foreign transactions...........................             --               --       (767,647)
                                                                       ----------       ----------    -----------
  Net realized and unrealized loss on investments.................        (17,265)              --     (2,147,144)
                                                                       ----------       ----------    -----------
  Net increase in net assets resulting from operations............     $4,424,109       $3,052,194    $ 1,936,507
                                                                       ----------       ----------    -----------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets


                                                                            Money Fund
                                                                ----------------------------------
                                                                      Year Ended December 31,
                                                                ----------------------------------
                                                                      2007              2006
                                                                ----------------  ----------------
Operations:
  Net investment income........................................ $    559,781,607  $    414,130,863
  Net realized loss on investments.............................         (898,329)         (833,889)
  Net increase from payment by affiliate for losses realized
   on securities (Note 3)......................................          827,570                --
                                                                ----------------  ----------------
   Net increase in net assets resulting from operations........      559,710,848       413,296,974
                                                                ----------------  ----------------
Dividends to Shareholders:
 Dividends from net investment income: Hamilton
    Shares.....................................................     (233,832,552)     (223,270,423)
    Premier Shares.............................................     (148,605,565)     (119,784,585)
    Classic Shares.............................................      (36,565,878)      (55,624,052)
    Institutional Shares.......................................     (130,553,341)      (15,104,468)
    Retail Shares..............................................             (702)               --
    Agency Shares..............................................      (10,223,569)         (346,684)
                                                                ----------------  ----------------
                                                                    (559,781,607)     (414,130,212)
                                                                ----------------  ----------------
Capital Stock Transactions:
 Proceeds from capital stock sold:
    Hamilton Shares............................................   20,700,784,832    17,737,583,174
    Premier Shares.............................................   13,250,861,785    28,471,492,690
    Classic Shares.............................................    8,102,355,189    16,968,581,002
    Institutional Shares.......................................   12,893,080,308     2,835,385,043
    Retail Shares..............................................           68,814                --
    Agency Shares..............................................    1,145,284,616        75,719,438
  Proceeds from shares issued on reinvestment of
   dividends:
    Hamilton Shares............................................       50,426,809        28,462,832
    Premier Shares.............................................       28,047,640        23,508,123
    Classic Shares.............................................       38,341,624        52,605,467
    Institutional Shares.......................................        3,041,505         1,093,652
    Retail Shares..............................................              702            55,883
    Agency Shares..............................................          101,022                --
  Value of capital stock repurchased:
    Hamilton Shares............................................  (21,308,199,020)  (17,476,448,602)
    Premier Shares.............................................  (13,962,784,549)  (27,466,337,043)
    Classic Shares.............................................   (8,516,058,063)  (16,730,551,631)
    Institutional Shares.......................................   (9,927,332,112)   (2,352,048,954)
    Retail Shares..............................................          (69,526)      (16,451,975)
    Agency Shares..............................................     (694,833,921)               --
                                                                ----------------  ----------------
  Net increase in net assets resulting from capital stock
   transactions................................................    1,803,117,655     2,152,649,099
                                                                ----------------  ----------------
   Increase in Net Assets......................................    1,803,046,896     2,151,815,861
Net Assets:
  Beginning of year............................................   10,228,023,353     8,076,207,492
                                                                ----------------  ----------------
  End of year(a)............................................... $ 12,031,070,249  $ 10,228,023,353
                                                                ----------------  ----------------
(a) Includes undistributed net investment income as of year end $         89,316  $         89,316
                                                                ----------------  ----------------

                                                                       Treasury Money Fund
                                                                --------------------------------
                                                                     Year Ended December 31,
                                                                --------------------------------
                                                                      2007             2006
                                                                ---------------  ---------------
Operations:
  Net investment income........................................ $   149,090,757  $   112,540,704
  Net realized loss on investments.............................        (112,276)        (214,708)
  Net increase from payment by affiliate for losses realized
   on securities (Note 3)......................................              --               --
                                                                ---------------  ---------------
   Net increase in net assets resulting from operations........     148,978,481      112,325,996
                                                                ---------------  ---------------
Dividends to Shareholders:
 Dividends from net investment income: Hamilton
    Shares.....................................................     (35,567,660)     (21,743,644)
    Premier Shares.............................................     (83,541,983)     (73,374,957)
    Classic Shares.............................................     (13,682,019)     (16,693,678)
    Institutional Shares.......................................     (14,724,311)        (692,391)
    Retail Shares..............................................              --               --
    Agency Shares..............................................      (1,574,784)         (36,034)
                                                                ---------------  ---------------
                                                                   (149,090,757)    (112,540,704)
                                                                ---------------  ---------------
Capital Stock Transactions:
 Proceeds from capital stock sold:
    Hamilton Shares............................................   4,841,204,449    2,396,674,436
    Premier Shares.............................................   7,249,848,755    6,865,540,203
    Classic Shares.............................................   2,321,658,003    2,800,584,916
    Institutional Shares.......................................   1,609,442,058       59,349,457
    Retail Shares..............................................              --               --
    Agency Shares..............................................   2,767,985,820        2,004,669
  Proceeds from shares issued on reinvestment of
   dividends:
    Hamilton Shares............................................       8,375,184        9,102,823
    Premier Shares.............................................       7,130,542        7,491,223
    Classic Shares.............................................      13,813,840       15,783,718
    Institutional Shares.......................................       2,538,093           18,613
    Retail Shares..............................................              --               --
    Agency Shares..............................................              31            2,591
  Value of capital stock repurchased:
    Hamilton Shares............................................  (4,257,562,194)  (2,167,552,775)
    Premier Shares.............................................  (6,851,856,275)  (6,866,527,570)
    Classic Shares.............................................  (2,364,442,331)  (2,701,663,583)
    Institutional Shares.......................................  (1,273,708,546)     (41,682,363)
    Retail Shares..............................................              --               --
    Agency Shares..............................................  (2,747,663,859)        (342,103)
                                                                ---------------  ---------------
  Net increase in net assets resulting from capital stock
   transactions................................................   1,326,763,570      378,784,255
                                                                ---------------  ---------------
   Increase in Net Assets......................................   1,326,651,294      378,569,547
Net Assets:
  Beginning of year............................................   2,946,595,405    2,568,025,858
                                                                ---------------  ---------------
  End of year(a)............................................... $ 4,273,246,699  $ 2,946,595,405
                                                                ---------------  ---------------
(a) Includes undistributed net investment income as of year end $        36,102  $        36,102
                                                                ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Funds

                                                          Money Fund                   Treasury Money Fund
                                               --------------------------------  ------------------------------
                                                    Year Ended December 31,          Year Ended December 31,
                                               --------------------------------  ------------------------------
                                                     2007             2006            2007            2006
                                               ---------------  ---------------  --------------  --------------
Changes in Capital Stock Outstanding:
  Shares sold:
   Hamilton Shares............................  20,700,784,832   17,737,583,173   4,841,204,462   2,396,655,964
   Premier Shares.............................  13,250,861,785   28,471,490,464   7,249,848,755   6,865,540,204
   Classic Shares.............................   8,102,355,189   16,968,577,086   2,321,636,791   2,800,553,496
   Institutional Shares.......................  12,893,080,308    2,835,385,043   1,609,442,057      59,349,457
   Retail Shares..............................          68,814               --              --              --
   Agency Shares..............................   1,145,284,617       75,719,438   2,767,985,820       2,004,668
  Shares issued on reinvestment of dividends:
   Hamilton Shares............................      50,426,808       28,462,832       8,375,185       9,102,823
   Premier Shares.............................      28,047,640       23,508,123       7,130,542       7,491,223
   Classic Shares.............................      38,341,624       52,605,429      13,813,840      15,783,718
   Institutional Shares.......................       3,041,506        1,093,652       2,538,093          18,613
   Retail Shares..............................             702               --              --              --
   Agency Shares..............................         101,022           55,883              32           2,591
  Shares repurchased:
   Hamilton Shares............................ (21,308,199,020) (17,476,448,602) (4,257,562,194) (2,167,534,309)
   Premier Shares............................. (13,962,784,568) (27,466,337,043) (6,851,856,275) (6,866,527,571)
   Classic Shares.............................  (8,516,056,202) (16,730,551,154) (2,364,442,331) (2,701,663,583)
   Institutional Shares.......................  (9,927,332,112)  (2,352,048,954) (1,273,708,546)    (41,682,363)
   Retail Shares..............................         (69,526)              --              --              --
   Agency Shares..............................    (694,833,921)     (16,451,975) (2,747,663,859)       (342,103)
                                               ---------------  ---------------  --------------  --------------
   Net increase...............................   1,803,119,498    2,152,643,395   1,326,742,372     378,752,828
  Shares outstanding, beginning of year.......  10,230,014,001    8,077,370,606   2,946,838,899   2,568,086,071
                                               ---------------  ---------------  --------------  --------------
  Shares outstanding, end of year.............  12,033,133,499   10,230,014,001   4,273,581,271   2,946,838,899
                                               ---------------  ---------------  --------------  --------------

See notes to financial statements.

         BNY Hamilton Funds

                                                               New York Tax-Exempt              100% U.S. Treasury
                                                                    Money Fund                Securities Money Fund
                                                          -----------------------------  -------------------------------
                                                                                                         For the period
                                                                    Year Ended                          November 1, 2006*
                                                                   December 31,            Year Ended        through
                                                          -----------------------------   December 31,    December 31,
                                                               2007           2006            2007            2006
                                                          -------------  --------------  -------------  -----------------
Operations:
  Net investment income.................................. $   8,299,415  $    7,312,311  $   4,441,374     $   411,349
  Net realized loss on investments.......................        (1,710)             --        (17,265)             --
                                                          -------------  --------------  -------------     -----------
   Net increase in net assets resulting from operations..     8,297,705       7,312,311      4,424,109         411,349
                                                          -------------  --------------  -------------     -----------
Dividends to Shareholders:
  Dividends from net investment income:
   Hamilton Shares.......................................    (2,412,486)     (2,391,822)      (152,011)             --
   Premier Shares........................................    (5,113,860)     (4,459,676)      (876,774)           (108)
   Classic Shares........................................      (773,069)       (460,813)      (663,913)             --
   Institutional Shares..................................            --              --     (2,748,676)       (411,241)
                                                          -------------  --------------  -------------     -----------
                                                             (8,299,415)     (7,312,311)    (4,441,374)       (411,349)
                                                          -------------  --------------  -------------     -----------
Capital Stock Transactions:
  Proceeds from capital stock sold:
   Hamilton Shares.......................................   194,005,277     254,663,765     58,904,948              10
   Premier Shares........................................   665,142,387   1,000,787,294    201,080,339         290,772
   Classic Shares........................................   245,951,709     343,021,773     48,635,894              10
   Institutional Shares..................................            --              --    178,579,670      50,000,010
   Retail Shares.........................................            --              --             --              10
  Proceeds from shares issued on reinvestment of
   dividends:
   Hamilton Shares.......................................     1,074,087       1,448,385         78,195              --
   Premier Shares........................................     3,159,737       2,188,295          2,192              --
   Classic Shares........................................       858,398         403,048         14,449              --
   Institutional Shares..................................            --              --      2,952,647         202,912
  Value of capital stock repurchased:
   Hamilton Shares.......................................  (195,054,336)   (258,993,543)   (45,176,527)             --
   Premier Shares........................................  (739,056,171)   (934,890,361)   (99,001,059)             --
   Classic Shares........................................  (196,606,046)   (325,955,435)   (40,496,380)             --
   Institutional Shares..................................            --              --   (154,051,905)             --
                                                          -------------  --------------  -------------     -----------
  Net increase (decrease) in net assets resulting from
   capital stock transactions............................   (20,524,958)     82,673,221    151,522,463      50,493,724
                                                          -------------  --------------  -------------     -----------
   Increase (decrease) in Net Assets.....................   (20,526,668)     82,673,221    151,505,198      50,493,724
Net Assets:
  Beginning of period....................................   302,399,741     219,726,520     50,493,724              --
                                                          -------------  --------------  -------------     -----------
  End of year............................................ $ 281,873,073  $  302,399,741  $ 201,998,922     $50,493,724
                                                          -------------  --------------  -------------     -----------

See notes to financial statements.

         BNY Hamilton Funds

                                                   New York Tax-Exempt            100% U.S. Treasury
                                                        Money Fund               Securities Money Fund
                                               ---------------------------  -------------------------------
                                                                                           For the period
                                                                                          November 1, 2006*
                                                        Year Ended           Year Ended        through
                                                       December 31,         December 31,    December 31,
                                               ---------------------------  ------------  -----------------
                                                   2007           2006          2007            2006
                                               ------------  -------------  ------------  -----------------
Changes in Capital Stock Outstanding:
  Shares sold:
   Hamilton Shares............................  194,005,277    254,663,766    58,904,948             10
   Premier Shares.............................  665,142,387  1,000,787,293   201,080,339        290,772
   Classic Shares.............................  245,951,709    343,021,773    48,635,894             10
   Institutional Shares.......................           --             --   178,579,670     50,000,010
   Agency Shares..............................           --             --            --             10
  Shares issued on reinvestment of dividends:
   Hamilton Shares............................    1,074,087      1,448,384        78,195             --
   Premier Shares.............................    3,159,737      2,188,295         2,192             --
   Classic Shares.............................      858,398        403,048        14,449             --
   Institutional Shares.......................           --             --     2,952,647        202,912
  Shares repurchased:
   Hamilton Shares............................ (195,054,336)  (258,993,543)  (45,176,527)            --
   Premier Shares............................. (739,056,289)  (934,890,361)  (99,001,059)            --
   Classic Shares............................. (196,606,043)  (325,955,066)  (40,496,380)            --
   Institutional Shares.......................           --             --  (154,051,905)            --
                                               ------------  -------------  ------------     ----------
   Net increase (decrease)....................  (20,525,073)    82,673,589   151,522,463     50,493,724
  Shares outstanding, beginning of period.....  302,400,453    219,726,864    50,493,724             --
                                               ------------  -------------  ------------     ----------
  Shares outstanding, end of year.............  281,875,380    302,400,453   202,016,187     50,493,724
                                               ------------  -------------  ------------     ----------

* Commencement of investment operations was 11/1/06.

See notes to financial statements.

         BNY Hamilton Funds

                                                                U.S. Government
                                                                  Money Fund                  Enhanced Income
                                                        ------------------------------  --------------------------
                                                                       For the Period
                                                                      November 1, 2006*         Year Ended
                                                         Year Ended        Through             December 31,
                                                        December 31,    December 31,    --------------------------
                                                            2007            2006            2007          2006
                                                        ------------  ----------------- ------------  ------------
Operations:
  Net investment income................................ $  3,052,194     $   454,022    $  4,083,651  $  3,859,266
  Net realized loss on investments.....................           --              --      (1,379,497)     (342,468)
  Increase (decrease) in unrealized appreciation/
   depreciation on investments.........................           --              --        (767,647)      308,340
                                                        ------------     -----------    ------------  ------------
   Net increase in net assets resulting from
    operations.........................................    3,052,194         454,022       1,936,507     3,825,138
                                                        ------------     -----------    ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income:
   Hamilton & Class A Shares...........................       (4,226)             --        (143,594)     (100,309)
   Premier & Class C Shares............................     (479,233)        (24,504)            (20)         (756)
   Institutional Shares................................   (2,568,735)       (429,518)     (3,950,560)   (3,738,569)
                                                        ------------     -----------    ------------  ------------
                                                          (3,052,194)       (454,022)     (4,094,174)   (3,839,634)
                                                        ------------     -----------    ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold:
   Hamilton & Class A Shares...........................   37,390,000              10         724,628       783,380
   Premier Class C Shares..............................   61,612,354      10,851,968              --             4
   Classic Shares......................................           --              10              --            --
   Institutional Shares................................    5,857,080      50,000,010      63,360,069    67,421,287
   Agency Shares.......................................           --              10              --            --
  Proceeds from shares issued on reinvestment of
   dividends:
   Hamilton & Class A Shares...........................        4,226              --         144,327        98,813
   Premier Class C Shares..............................           --              --              26           750
   Institutional Shares................................    2,772,075         209,552       2,007,222     1,701,742
  Value of capital stock repurchased:
   Hamilton & Class A Shares...........................  (37,394,226)             --      (1,786,114)     (493,663)
   Premier & Class C Shares............................  (64,129,945)     (1,067,068)        (21,046)           (4)
   Institutional Shares................................     (863,879)             --     (91,711,116)  (90,750,502)
                                                        ------------     -----------    ------------  ------------
  Net increase (decrease) in net assets resulting from
   capital stock transactions..........................    5,247,685      59,994,492     (27,282,004)  (21,238,193)
                                                        ------------     -----------    ------------  ------------
   Increase (decrease) in Net Assets...................    5,247,685      59,994,492     (29,439,671)  (21,252,689)
Net Assets:
  Beginning of period..................................   59,994,492              --      68,391,697    89,644,386
                                                        ------------     -----------    ------------  ------------
  End of year(a)....................................... $ 65,242,177     $59,994,492    $ 38,952,026  $ 68,391,697
                                                        ------------     -----------    ------------  ------------
(a) Includes undistributed net investment income as of
 year end.............................................. $         --     $        --    $     56,290  $     72,754
                                                        ------------     -----------    ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                      U.S. Government
                                                         Money Fund                Enhanced Income
                                               -----------------------------  ------------------------
                                                             For the period
                                                            November 1, 2006*        Year Ended
                                                Year Ended       through            December 31,
                                               December 31,   December 31,    ------------------------
                                                   2007           2006            2007         2006
                                               ------------ ----------------- -----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold:
   Hamilton & Class A Shares..................  37,390,000             10         365,982      395,642
   Premier & Class C Shares...................  61,612,354     10,851,968              --            2
   Classic Shares.............................          --             10              --           --
   Institutional Shares.......................   5,857,080     50,000,010      32,042,477   34,048,667
   Agency Shares..............................          --             10              --           --
  Shares issued on reinvestment of dividends:
   Hamilton & Class A Shares..................       4,226             --          73,165       49,887
   Premier & Class C Shares...................          --             --              13          378
   Institutional Shares.......................   2,772,075        209,552       1,019,157      859,164
  Shares repurchased:
   Hamilton & Class A Shares.................. (37,394,226)            --        (907,202)    (249,317)
   Premier & Class C Shares................... (64,129,914)    (1,067,068)        (10,629)          (2)
   Institutional Shares.......................    (863,879)            --     (46,616,628) (45,804,595)
                                               -----------     ----------     -----------  -----------
   Net increase (decrease)....................   5,247,716     59,994,492     (14,033,665) (10,700,174)
  Shares outstanding, beginning of period.....  59,994,492             --      34,490,352   45,190,526
                                               -----------     ----------     -----------  -----------
  Shares outstanding, end of year.............  65,242,208     59,994,492      20,456,687   34,490,352
                                               -----------     ----------     -----------  -----------

* Commencement of investment operations was 11/1/06.

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                                  Net Asset            Dividends  Net Asset
                                                                  Value at     Net      from Net  Value at
                                                                  Beginning Investment Investment  End of
                                                                  of Period Income(a)    Income     Year
                                                                  --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007.............................   $1.00     $0.051    $(0.051)    $1.00
For the Year Ended December 31, 2006.............................    1.00      0.048     (0.048)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.031     (0.031)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.012     (0.012)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.010     (0.010)     1.00

Premier Shares
For the Year Ended December 31, 2007.............................    1.00      0.049     (0.049)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.046     (0.046)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.028     (0.028)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.009     (0.009)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.007     (0.007)     1.00

Classic Shares
For the Year Ended December 31, 2007.............................    1.00      0.046     (0.046)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.044     (0.044)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.026     (0.026)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.007     (0.007)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.005     (0.005)     1.00

Institutional Shares
For the Year Ended December 31, 2007.............................    1.00      0.052     (0.052)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.049     (0.049)     1.00
For the Period November 15, 2005* through December 31, 2005......    1.00      0.005     (0.005)     1.00

Retail Shares
For the Year Ended December 31, 2007.............................    1.00      0.015     (0.015)     1.00
For the Year Ended December 31, 2006.............................    1.00         --         --      1.00
For the Period November 15, 2005* through December 31, 2005......    1.00         --         --      1.00

Agency Shares
For the Year Ended December 31, 2007.............................    1.00      0.050     (0.050)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.024     (0.024)     1.00
For the Period November 15, 2005* through December 31, 2005......    1.00         --         --      1.00

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
** Annualized.
***On September 13, 2007, the Retail Shares had a full redemption of shares and since then there has been no activity within the Retail Shares.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                         Total                        Ratio to Average
                                                       Investment                      Net Assets of:
                                                         Return                     -----------------
                                                        Based on    Net Assets                   Net
                                                       Net Asset  at End of Year              Investment
                                                        Value(b)  (000's Omitted)   Expenses    Income
                                                       ---------- ---------------   --------  ----------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007..................    5.25%     $4,545,664        0.20%      5.13%
For the Year Ended December 31, 2006..................    5.00%      5,102,680        0.19%      4.89%
For the Year Ended December 31, 2005..................    3.09%      4,813,508        0.20%      3.11%
For the Year Ended December 31, 2004..................    1.19%      3,849,873        0.21%      1.19%
For the Year Ended December 31, 2003..................    0.99%      3,317,497        0.23%      0.99%

Premier Shares
For the Year Ended December 31, 2007..................    4.99%      2,396,847        0.44%      4.89%
For the Year Ended December 31, 2006..................    4.74%      3,080,742        0.44%      4.68%
For the Year Ended December 31, 2005..................    2.83%      2,052,334        0.45%      2.79%
For the Year Ended December 31, 2004..................    0.93%      2,072,615        0.46%      0.92%
For the Year Ended December 31, 2003..................    0.74%      1,892,653        0.48%      0.74%

Classic Shares
For the Year Ended December 31, 2007..................    4.73%      1,078,224        0.70%      4.63%
For the Year Ended December 31, 2006..................    4.48%      1,453,589        0.69%      4.41%
For the Year Ended December 31, 2005..................    2.57%      1,163,077        0.70%      2.59%
For the Year Ended December 31, 2004..................    0.68%      1,036,872        0.71%      0.68%
For the Year Ended December 31, 2003..................    0.49%      1,017,653        0.73%      0.49%

Institutional Shares
For the Year Ended December 31, 2007..................    5.30%      3,500,461        0.15%      5.14%
For the Year Ended December 31, 2006..................    5.05%        531,689        0.14%      5.09%
For the Period November 15, 2005* through December 31,
 2005.................................................    0.50%         47,288        0.14%**    4.08%**

Retail Shares
For the Period Ended September 12, 2007***............    1.54%             46        0.94%**    4.46%**
For the Year Ended December 31, 2006..................      --              --/(1)/     --         --
For the Period November 15, 2005* through December 31,
 2005.................................................      --              --/(1)/     --         --

Agency Shares
For the Year Ended December 31, 2007..................    5.15%        509,874        0.30%      5.20%
For the Year Ended December 31, 2006..................    2.43%         59,322        0.29%      5.08%
For the Period November 15, 2005* through December 31,
 2005.................................................      --              --/(1)/     --         --

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                  Net Asset            Dividends  Net Asset
                                                                  Value at     Net      from Net  Value at
                                                                  Beginning Investment Investment  End of
                                                                  of Period Income(a)    Income     Year
                                                                  --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007.............................   $1.00     $0.047    $(0.047)    $1.00
For the Year Ended December 31, 2006.............................    1.00      0.047     (0.047)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.029     (0.029)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.011     (0.011)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.009     (0.009)     1.00

Premier Shares
For the Year Ended December 31, 2007.............................    1.00      0.044     (0.044)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.045     (0.045)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.026     (0.026)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.008     (0.008)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.007     (0.007)     1.00

Classic Shares
For the Year Ended December 31, 2007.............................    1.00      0.042     (0.042)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.042     (0.042)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.024     (0.024)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.006     (0.006)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.004     (0.004)     1.00

Institutional Shares
For the Year Ended December 31, 2007.............................    1.00      0.047     (0.047)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.048     (0.048)     1.00
For the Period November 14, 2005* through December 31, 2005......    1.00      0.005     (0.005)     1.00

Retail Shares
For the Year Ended December 31, 2007.............................    1.00         --         --      1.00
For the Year Ended December 31, 2006.............................    1.00         --         --      1.00
For the Period November 14, 2005* through December 31, 2005......    1.00         --         --      1.00

Agency Shares
For the Year Ended December 31, 2007.............................    1.00      0.046     (0.046)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.007     (0.007)     1.00
For the Period November 14, 2005* through December 31, 2005......    1.00         --         --      1.00

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
** Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                           Total                        Ratio to Average
                                                         Investment                      Net Assets of:
                                                           Return                     -----------------
                                                          Based on    Net Assets                   Net
                                                         Net Asset  at End of Year              Investment
                                                          Value(b)  (000's Omitted)   Expenses    Income
                                                         ---------- ---------------   --------  ----------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007....................    4.78%     $1,304,610        0.20%      4.49%
For the Year Ended December 31, 2006....................    4.82%        712,614        0.20%      4.78%
For the Year Ended December 31, 2005....................    2.90%        474,418        0.21%      2.88%
For the Year Ended December 31, 2004....................    1.07%        441,619        0.23%      1.12%
For the Year Ended December 31, 2003....................    0.91%        296,892        0.24%      0.91%

Premier Shares
For the Year Ended December 31, 2007....................    4.52%      2,134,582        0.45%      4.41%
For the Year Ended December 31, 2006....................    4.56%      1,729,522        0.45%      4.45%
For the Year Ended December 31, 2005....................    2.64%      1,723,171        0.46%      2.64%
For the Year Ended December 31, 2004....................    0.82%      1,472,147        0.48%      0.81%
For the Year Ended December 31, 2003....................    0.66%      1,280,008        0.49%      0.65%

Classic Shares
For the Year Ended December 31, 2007....................    4.26%        442,131        0.70%      4.15%
For the Year Ended December 31, 2006....................    4.30%        471,111        0.70%      4.25%
For the Year Ended December 31, 2005....................    2.39%        356,438        0.71%      2.41%
For the Year Ended December 31, 2004....................    0.59%        297,459        0.71%      0.57%
For the Year Ended December 31, 2003....................    0.43%        353,307        0.72%      0.42%

Institutional Shares
For the Year Ended December 31, 2007....................    4.83%        369,937        0.15%      4.58%
For the Year Ended December 31, 2006....................    4.87%         31,683        0.15%      4.79%
For the Period November 14, 2005* through December 31,
 2005...................................................    0.50%         13,999        0.16%**    3.85%**

Retail Shares
For the Year Ended December 31, 2007....................      --              --          --         --
For the Year Ended December 31,2006.....................      --              --/(1)/     --         --
For the Period November 14, 2005* through December 31,
 2005...................................................      --              --/(1)/     --         --

Agency Shares
For the Year Ended December 31, 2007....................    4.67%         21,987        0.30%      4.11%
For the Year Ended December 31,2006.....................    0.72%          1,665        0.30%      4.98%
For the Period November 14, 2005/*/ through December 31,
 2005...................................................      --              --/(1)/     --         --

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                                          Total
                                                                                        Investment
                                              Net Asset            Dividends  Net Asset   Return
                                              Value at     Net      from Net  Value at   Based on
                                              Beginning Investment Investment  End of   Net Asset
                                               of Year  Income(a)    Income     Year     Value(b)
                                              --------- ---------- ---------- --------- ----------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007.........   $1.00     $0.034    $(0.034)    $1.00      3.42%
For the Year Ended December 31, 2006.........    1.00      0.032     (0.032)     1.00      3.24%
For the Year Ended December 31, 2005.........    1.00      0.021     (0.021)     1.00      2.16%
For the Year Ended December 31, 2004.........    1.00      0.009     (0.009)     1.00      0.94%
For the Year Ended December 31, 2003.........    1.00      0.007     (0.007)     1.00      0.74%

Premier Shares
For the Year Ended December 31, 2007.........    1.00      0.031     (0.031)     1.00      3.16%
For the Year Ended December 31, 2006.........    1.00      0.029     (0.029)     1.00      2.98%
For the Year Ended December 31, 2005.........    1.00      0.019     (0.019)     1.00      1.91%
For the Year Ended December 31, 2004.........    1.00      0.007     (0.007)     1.00      0.69%
For the Year Ended December 31, 2003.........    1.00      0.005     (0.005)     1.00      0.49%

Classic Shares
For the Year Ended December 31, 2007.........    1.00      0.029     (0.029)     1.00      2.90%
For the Year Ended December 31, 2006.........    1.00      0.027     (0.027)     1.00      2.73%
For the Year Ended December 31, 2005.........    1.00      0.016     (0.016)     1.00      1.66%
For the Year Ended December 31, 2004.........    1.00      0.005     (0.005)     1.00      0.46%
For the Year Ended December 31, 2003.........    1.00      0.003     (0.003)     1.00      0.29%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                         Ratio to Average Net Assets of:
                                                                   -------------------------------------------
                                                                   Expenses, Net                 Net Investment
                                                                     of Waiver   Expenses, Prior Income, Net of
                                                     Net Assets      from The    to Waiver from   Waiver from
                                                   at End of Year     Bank of      The Bank of    The Bank of
                                                   (000's omitted)   New York       New York        New York
                                                   --------------- ------------- --------------- --------------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007..............    $ 63,953         0.25%          0.25%           3.38%
For the Year Ended December 31, 2006..............      63,928         0.25%          0.26%           3.20%
For the Year Ended December 31, 2005..............      66,810         0.25%          0.27%           2.14%
For the Year Ended December 31, 2004..............      72,687         0.25%          0.30%           0.90%
For the Year Ended December 31, 2003..............     130,911         0.25%          0.35%           0.75%

Premier Shares
For the Year Ended December 31, 2007..............     138,681         0.50%          0.50%           3.12%
For the Year Ended December 31, 2006..............     209,437         0.50%          0.51%           2.94%
For the Year Ended December 31, 2005..............     141,351         0.50%          0.51%           1.85%
For the Year Ended December 31, 2004..............     200,329         0.50%          0.54%           0.74%
For the Year Ended December 31, 2003..............     113,005         0.50%          0.60%           0.48%

Classic Shares
For the Year Ended December 31, 2007..............      79,239         0.75%          0.75%           2.78%
For the Year Ended December 31, 2006..............      29,035         0.75%          0.76%           2.68%
For the Year Ended December 31, 2005..............      11,566         0.75%          0.77%           1.61%
For the Year Ended December 31, 2004..............      14,853         0.74%          0.77%           0.63%
For the Year Ended December 31, 2003..............       4,421         0.69%          0.79%           0.29%

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

                                                                       Net Asset                Dividends    Net Asset
                                                                       Value at     Net          from Net    Value at
                                                                       Beginning Investment     Investment    End of
                                                                       of Period Income(a)        Income       Year
                                                                       --------- ----------    ----------    ---------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007..................................   $1.00     $0.033       $(0.033)       $1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

Premier Shares
For the Year Ended December 31, 2007..................................    1.00      0.041        (0.041)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --/(1)/       --/(1)/    1.00

Classic Shares
For the Year Ended December 31, 2007..................................    1.00      0.040        (0.040)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

Institutional Shares
For the Year Ended December 31, 2007..................................    1.00      0.045        (0.045)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00      0.008        (0.008)        1.00

Agency Shares
For the Year Ended December 31, 2007..................................    1.00         --            --         1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

*  Commencement of offering of shares.
** Annualized.
(1)Less than $0.005 per share.
(2)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

                                                                           Ratio to Average Net Assets of:
                                           Total                     -----------------------------------------
                                         Investment                  Expenses, Net                 Net Investment
                                           Return      Net Asset       of Waiver   Expenses, Prior Income, Net of
                                          Based on     Value at        from The    to Waiver from   Waiver from
                                         Net Asset    End of Year       Bank of      The Bank of    The Bank of
                                          Value(b)  (000's omitted)    New York       New York        New York
                                         ---------- ---------------  ------------- --------------- --------------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007....    3.29%      $ 13,806          0.20%          0.35%           3.80%
For the Period November 1, 2006* through
 December 31, 2006......................      --             --/(2)/       --             --              --

Premier Shares
For the Year Ended December 31, 2007....    4.25%       102,368          0.45%          0.62%           3.66%
For the Period November 1, 2006* through
 December 31, 2006......................    0.04%           291          0.45%**        0.98%**         4.50%**

Classic Shares
For the Year Ended December 31, 2007....    4.08%         8,151          0.59%          0.90%           4.15%
For the Period November 1, 2006* through
 December 31, 2006......................      --             --/(2)/       --             --              --

Institutional Shares
For the Year Ended December 31, 2007....    4.55%        77,674          0.16%          0.34%           4.36%
For the Period November 1, 2006* through
 December 31, 2006......................    0.82%        50,203          0.16%**        0.67%**         4.91%**

Agency Shares
For the Year Ended December 31, 2007....      --             --/(2)/       --             --              --
For the Period November 1, 2006* through
 December 31, 2006......................      --             --/(2)/       --             --              --

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

                                                                       Net Asset                Dividends    Net Asset
                                                                       Value at     Net          from Net    Value at
                                                                       Beginning Investment     Investment    End of
                                                                       of Period Income(a)        Income       Year
                                                                       --------- ----------    ----------    ---------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007..................................   $1.00     $   --/(1)/  $    --/(1)/   $1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

Premier Shares
For the Year Ended December 31, 2007..................................    1.00      0.047        (0.047)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00      0.004        (0.004)        1.00

Classic Shares
For the Year Ended December 31, 2007..................................    1.00         --            --         1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

Institutional Shares
For the Year Ended December 31, 2007..................................    1.00      0.049        (0.049)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00      0.009        (0.009)        1.00

Agency Shares
For the Year Ended December 31, 2007..................................    1.00         --            --         1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

*  Commencement of offering of shares.
** Annualized.
(1)Less than $0.0005.
(2)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

                                                                           Ratio to Average Net Assets of:
                                           Total                     -----------------------------------------
                                         Investment                  Expenses, Net                 Net Investment
                                           Return                      of Waiver   Expenses, Prior Income, net of
                                          Based on   Net Assets at     from The    to Waiver from   Waiver from
                                         Net Asset    End of Year       Bank of      The Bank of    The Bank of
                                          Value(b)  (000's omitted)    New York       New York        New York
                                         ---------- ---------------  ------------- --------------- --------------
PER SHARE DATA:
Hamilton Shares
For the Year Ended December 31, 2007....    0.02%       $    --/(2)/     0.20%          0.78%           4.13%
For the Period November 1, 2006* through
 December 31, 2006......................      --             --/(2)/       --             --              --

Premier Shares
For the Year Ended December 31, 2007....    4.76%         7,267          0.45%          0.77%           4.67%
For the Period November 1, 2006* through
 December 31, 2006......................    0.44%         9,785          0.45%**        0.90%**         4.87%**

Classic Shares
For the Year Ended December 31, 2007....      --             --/(2)/       --             --              --
For the Period November 1, 2006* through
 December 31, 2006......................      --             --/(2)/       --             --              --

Institutional Shares
For the Year Ended December 31, 2007....    5.06%        57,975          0.16%          0.48%           4.94%
For the Period November 1, 2006* through
 December 31, 2006......................    0.86%        50,210          0.16%**        0.65%**         5.13%**

Agency Shares
For the Year Ended December 31, 2007....      --             --/(2)/       --             --              --
For the Period November 1, 2006* through
 December 31, 2006......................      --             --/(2)/       --             --              --

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                                                      Total
                                                                                                    Investment
                                        Net Asset               Net Realized   Dividends  Net Asset   Return
                                        Value at     Net       and Unrealized   from Net  Value at   Based on
                                        Beginning Investment   Gain (Loss) on  Investment  End of   Net Asset
                                        of Period Income(a)     Investments      Income     Year     Value(b)
                                        --------- ----------   --------------  ---------- --------- ----------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2007...   $1.98     $0.10          $(0.07)       $(0.10)    $1.91      1.36%
For the Year Ended December 31, 2006...    1.98      0.09              --         (0.09)     1.98      4.50%
For the Year Ended December 31, 2005...    1.99      0.05           (0.01)        (0.05)     1.98      2.10%
For the Year Ended December 31, 2004...    2.00      0.03           (0.01)        (0.03)     1.99      1.02%
For the Year Ended December 31, 2003...    2.00      0.03              --         (0.03)     2.00      1.60%

Class C Shares
For the Period Ended January 2, 2007***
 (Unaudited)...........................    1.98        --/(1)/         --/(1)/       --      1.98        --
For the Year Ended December 31, 2006...    1.98      0.07              --         (0.07)     1.98      3.73%
For the Year Ended December 31, 2005...    1.99      0.03              --         (0.04)     1.98      1.33%
For the Period June 18, 2004* through
 December 31, 2004.....................    1.99      0.01              --         (0.01)     1.99      0.50%

Institutional Shares
For the Year Ended December 31, 2007...    1.98      0.10           (0.08)        (0.10)     1.90      1.09%
For the Year Ended December 31, 2006...    1.98      0.09              --         (0.09)     1.98      4.77%
For the Year Ended December 31, 2005...    1.98      0.05            0.01         (0.06)     1.98      2.88%
For the Year Ended December 31, 2004...    2.00      0.03           (0.02)        (0.03)     1.98      0.76%
For the Year Ended December 31, 2003...    2.00      0.03            0.01         (0.04)     2.00      1.86%

*  Commencement of offering of shares.
** Annualized.
***Effective December 29, 2006, Class C share accounts had been closed. On
   January 3, 2007, residual Class C shares remaining were redeemed.
(1)Less than $0.005 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                           Ratio to Average Net Assets of:
                                                        -----------------------------------
                                                         Expenses,   Expenses,  Net Investment
                                                          Net of     prior to   Income, Net of
                                         Net Assets at  Waiver from Waiver from  Waiver From   Portfolio
                                         End of Period  The Bank of The Bank of  The Bank of   Turnover
                                        (000's Omitted)  New York    New York      New York      Rate
                                        --------------- ----------- ----------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Year Ended December 31, 2007...    $  1,860        0.50%       0.58%         4.97%        104%
For the Year Ended December 31, 2006...       2,860        0.50%       0.59%         4.43%        126%
For the Year Ended December 31, 2005...       2,473        0.50%       0.54%         2.92%         51%
For the Year Ended December 31, 2004...       7,966        0.50%       0.52%         1.30%        105%
For the Year Ended December 31, 2003...       3,332        0.50%       0.54%         1.37%         87%

Class C Shares
For the Period Ended January 2, 2007***
 (Unaudited)...........................          21        1.25%**     1.25%**       2.14%**       --
For the Year Ended December 31, 2006...          21        1.25%       1.35%         3.69%        126%
For the Year Ended December 31, 2005...          20        1.25%       1.29%         2.83%         51%
For the Period June 18, 2004* through
 December 31, 2004.....................          87        1.25%**     1.26%**       0.66%**      105%

Institutional Shares
For the Year Ended December 31, 2007...      37,092        0.25%       0.33%         5.24%        104%
For the Year Ended December 31, 2006...      65,511        0.25%       0.34%         4.67%        126%
For the Year Ended December 31, 2005...      87,151        0.25%       0.29%         2.90%         51%
For the Year Ended December 31, 2004...     324,670        0.25%       0.27%         1.51%        105%
For the Year Ended December 31, 2003...     426,475        0.25%       0.29%         1.56%         87%

See notes to financial statements.

         Notes to Financial Statements

1. Organization and Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The six series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund"), BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "100% U.S. Treasury Securities Money Fund"), BNY Hamilton U.S. Government Money Fund (the "U.S. Government Money Fund") and BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  During 2007, the Money Fund and the Treasury Money Fund offered the following six classes of shares: Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares, Retail Shares and Agency Shares. The New York Tax-Exempt Money Fund offers the following three classes of shares: Hamilton Shares, Premier Shares and Classic Shares. During 2007, the 100% U.S. Treasury Securities Money Fund and the U.S. Government Money Fund offered the following five classes of shares: Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares and Agency Shares. Effective as of February 13, 2008, the Retail Share Class was discontinued, and the 100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund no longer offered Classic Shares. The Enhanced Income Fund offers the following two classes of shares: Class A Shares (formerly, Investor Shares) and Institutional Shares. As of December 31, 2007, there were no outstanding Retail Shares for the Treasury Money Fund, Agency Shares for the 100% U.S. Treasury Securities Money Fund or Hamilton, Classic and Agency Shares for the U.S. Government Money Fund.

  Class A Shares of the Enhanced Income Fund are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. The Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares Retail Shares and Agency Shares of all BNY Hamilton Funds are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high quality money market instruments;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury;

..  New York Tax-Exempt Money Fund--To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. 100% U.S. Treasury Securities Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury;

.. U.S. Government Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities;

.. Enhanced Income Fund--To generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. (The Fund is not a money market fund.)

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  For the Enhanced Income Fund, the determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities of all Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates current market value. Under this method, securities are valued initially at cost when purchased. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Funds are performed pursuant to procedures established by the Board of Directors. The Funds seek to maintain a net asset value per share of $1.00.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Risk Involved in Investing in the Funds

  In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the Portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short- term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Tax Information

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

  The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has reviewed the tax positions for each of the open tax years 2004 to 2007, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds' financial statements.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions With Affiliates

  The Trust has multiple service agreements with The Bank of New York ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust's assets. As administrator, BNY is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

  The Bank of New York, (the "Advisor") manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is paid monthly at a rate of 0.07% on each Fund's daily average net assets for the Money and Treasury Money Funds and 0.08% on each Fund's daily average net assets for the 100% U.S. Treasury Securities Money and U.S. Government Money Funds. The Advisor's fee is 0.10% for the New York Tax-Exempt Money and Enhanced Income Funds on each Funds first $2 billion of average daily net assets; 0.095% on the next $3 billion of average daily net assets; 0.09% on the next $5 billion; and 0.085% on average daily net assets in excess of $10 billion.

  The Bank of New York serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement. Effective August 1, 2007, the BISYS Group, Inc. was acquired by Citigroup, Inc., and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc.

  The Administrator's fee is payable at a monthly rate of 0.05% on each Fund's average daily net assets for the Money, Treasury Money, 100% U.S. Treasury Securities Money and U.S. Government Money Funds. The Administrator's fee is payable at a monthly rate of 0.07% on each Fund's average daily net assets for the New York Tax-Exempt Money and Enhanced Income Funds.

  During the year ended December 31, 2007, The Bank of New York received the following amounts under the administration agreement:

                                                       Amount
                                                     ----------
                 Money Fund......................... $4,130,687
                 Treasury Money Fund................  1,252,274
                 New York Tax-Exempt Money Fund.....    150,065
                 100% Treasury Securities Money Fund     39,671
                 U.S. Government Money Fund.........     23,133
                 Enhanced Income Fund...............     44,737

  BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds. Effective August 1, 2007, Foreside Financial Group LLC purchased BNY Hamilton Distributors, Inc. from the BISYS Group, Inc.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2007 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2007, the Money Fund and the Enhanced Income Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

                    Hamilton Premier Classic
                     Shares  Shares  Shares
                    -------- ------- -------
New York Tax-Exempt
 Money Fund........  0.25%    0.50%   0.75%

100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund


                                                             Classic
     Hamilton Shares            Premier Shares                Shares
 ------------------------  ------------------------  ------------------------
          0.20%                     0.45%                     0.59%

   Institutional Shares         Agency Shares
   --------------------         -------------
          0.16%                     0.26%

                                        Class A Institutional
                                        Shares     Shares
                                        ------- -------------
                   Enhanced Income Fund  0.50%      0.25%

  Effective March 1, 2008, the waiver for the Enhanced Income Fund will be changed to 0.62% for Class A Shares and 0.37% for Institutional Shares.

  The Money Fund and Treasury Money Fund did not have any expense waivers for the year ended December 31, 2007.

  The Company has adopted a 12b-1 distribution plan with respect to the Classic Shares, Retail Shares (since discontinued) and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.50% and 0.25% of the annual average daily net assets of the Classic Shares, Retail Shares and Class A Shares, respectively.

  The Distributor has advised the Enhanced Income Fund that it has received front-end sales charges of $18 from the sale of Class A Shares during the year ended December 31, 2007.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan in respect of the Money Fund, the Treasury Money Fund, the New York Tax-Exempt Money Fund, the 100% U.S. Treasury Securities Money Fund, and the U.S. Government Money Fund for all classes (except the Institutional Shares of each of those Funds and the Hamilton Shares of the New York Tax-Exempt Money Fund). The Bank of New York (as a "Service Organization") has entered into a Shareholder Service Agreement with respect to these Shares. Service Organizations perform shareholder support services and certain other related services and administrative assistance. The shareholder servicing fees are accrued daily and paid monthly at the following annual rates:

                                        % of Average
                                      Daily Net Assets
                                      ----------------
Money Fund and Treasury Money Fund
  Hamilton Shares....................      0.05%
  Premier Shares.....................      0.30%
  Classic Shares.....................      0.30%
  Retail Shares (since discontinued).      0.30%
  Agency Shares......................      0.15%


                        % of Average
                      Daily Net Assets
                      ----------------
New York Tax-Exempt Money Fund
  Premier Shares.....      0.25%
  Classic Shares.....      0.25%

100% U.S. Treasury Securities Money Fund
 and U.S. Government Money Fund
  Hamilton Shares....      0.05%
  Premier Shares.....      0.30%
  Classic Shares.....      0.30%
  Agency Shares......      0.15%

  As of September 27, 2007, the Money Fund held $350,000,000 face amount of commercial paper issued by Victoria Finance Ltd. and Victoria Finance LLC. On that date, due to market conditions, the Advisor's parent, The Bank of New York Mellon Corporation, purchased these securities from the Fund for $351,701,692. (That amount represented the amortized cost of the securities plus accrued interest.) The Bank of New York Mellon Corporation did not receive any shares of the Fund or other consideration in exchange for purchasing the securities. The fair market value of the commercial paper at the time of the sale was $350,874,122. The excess of purchase price over the current fair value amounted to $827,570 and is reflected in the Statement of Operations as a payment by affiliate for losses realized on securities, and had no impact on the Fund's total return.

4. Securities Lending

  Each Fund may participate in a security lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the year ended December 31, 2007, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                        Enhanced Income Fund
                                       -----------------------
                                        Purchases     Sales
                                       ----------- -----------
                 U.S. Gov't Securities $42,701,818 $39,739,103
                 All Other............  26,797,406  53,518,626

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                      Capital Loss
                                      Carryforward Expiration
                                      ------------ ----------
                  Money Fund.........  $  836,464     2013
                                          965,090     2014
                                          350,631     2015
                  Treasury Money Fund     166,638     2013
                                          214,708     2014
                                          112,276     2015
                  New York Tax-Exempt
                   Money Fund........       1,412     2010
                                            1,710     2015
                  100% U.S. Treasury
                   Securities Money
                   Fund..............      12,910     2015
                  Enhanced Income
                   Fund..............     205,618     2011
                                        1,689,718     2012
                                        2,085,448     2013
                                          482,656     2014
                                           45,761     2015

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Enhanced Income Fund deferred post-October losses in the amount of $1,328,275 during 2007.

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2007 were as follows:

                                               *Distributions Paid From:
                                          ------------------------------------
                                                          Net        Total
                                                       Long Term    Taxable
                                            Ordinary    Capital  Distributions
                                             Income      Gains       Paid
                                          ------------ --------- -------------
 Money Fund.............................. $559,781,607    --     $559,781,607
 Treasury Money Fund.....................  149,090,757    --      149,090,757
 New York Tax-Exempt Money Fund*.........      291,646    --          291,646
 100% U.S. Treasury Securities Money Fund    4,441,374    --        4,441,374
 U.S. Government Money Fund..............    3,052,194    --        3,052,194
 Enhanced Income Fund....................    4,094,174    --        4,094,174

*The tax-exempt income distributions paid by the New York Tax-Exempt Money Fund amounted to $8,007,769.

  The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

                                               *Distributions Paid From:
                                          ------------------------------------
                                                          Net        Total
                                                       Long Term    Taxable
                                            Ordinary    Capital  Distributions
                                             Income      Gains       Paid
                                          ------------ --------- -------------
 Money Fund.............................. $414,130,212    --     $414,130,212
 Treasury Money Fund.....................  112,540,704    --      112,540,704
 New York Tax-Exempt Money Fund..........      399,376    --          399,376
 100% U.S. Treasury Securities Money Fund      411,349    --          411,349
 U.S. Government Money Fund..............      454,022    --          454,022
 Enhanced Income Fund....................    3,839,634    --        3,839,634

*The tax-exempt income distributions paid by the New York Tax-Exempt Money Fund amounted to $6,912,935.

  As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                       Undistributed Undistributed             Accumulated    Unrealized         Total
                         Ordinary      Long-Term   Accumulated Capital and  Appreciation/     Accumulated
                          Income     Capital Gains  Earnings   Other Losses (Depreciation) Earnings/(Deficit)
                       ------------- ------------- ----------- ------------ -------------- ------------------
Money Fund............    $89,316         --         $89,316   $(2,152,185)          --       $(2,062,869)
Treasury Money Fund...     36,102         --          36,102      (493,622)          --          (457,520)
New York Tax-Exempt
 Money Fund...........         --         --              --        (3,122)          --            (3,122)
100% U.S. Treasury
 Securities Money Fund         --         --              --       (12,910)      (4,355)          (17,265)
U.S. Government Money
 Fund.................         --         --              --            --           --                --
Enhanced Income Fund..     76,201         --          76,201    (5,837,476)    (819,224)       (6,580,499)

7. Written Option Activity

  For the year ended December 31, 2007, the Enhanced Income Fund did not have any written options activity.

8. Reclassification of Capital Accounts

  At December 31, 2007, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of the amortization of premiums, reclassification of distributions, paydown gains/(losses), and the expiration of unused capital loss carryforwards. Net investment income, net realized gains, and net assets were not affected by these changes.

                                 Undistributed     Undistributed
                                 net investment    capital gains/    Paid in
                                     Income     (accumulated losses) capital
                                 -------------- -------------------- -------
  New York Tax-Exempt Money Fund         --            $1,681        $(1,681)
  Enhanced Income Fund..........    $(5,461)            5,461             --

9. Concentration of Risk

  The New York Tax-Exempt Money Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

10. Accounting Pronouncement

  On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

         Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund, BNY Hamilton U.S. Government Money Fund, and BNY Hamilton Enhanced Income Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to the BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, the year then ended and the period October 1, 2006 (commencement of operations) to December 31, 2006) and financial highlights for each of the three years in the period then ended (with respect to the BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, the year then ended and the period October 1, 2006 to December 31, 2006). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the periods within the two year period ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund, BNY Hamilton U.S. Government Money Fund and

BNY Hamilton Enhanced Income Fund as of December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2008

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934              Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952                              Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to 2003.

Karen Osar......... Director        Retired; formerly Executive Vice President and
  1949                              Chief Financial Officer, Chemtura, Inc., 2004
                                    to 2007; Senior Vice President and Chief
                                    Financial Officer, Mead Westvaco Corp., 2002
                                    to 2003; Senior Vice President and Chief
                                    Financial Officer, Westvaco Corp., 1999
                                    to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956                              Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Retired; Executive Vice President, Co-Chief
  1948                              Financial Officer, Comcast Corporation, 1990
                                    to 2007.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939                              Bank of New York, 1994 to 2003.

                                                        Principal Occupations
       Officers              Position                   During Past Five Years
       --------              --------                   ----------------------
Joseph F. Murphy....... President and       Managing Director, The Bank of New York,
  1963                  Chief Executive     since April 2001.
                        Officer

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999
  1965                  Principal Financial to Present.
                        Officer

Ellen Kaltman.......... Chief Compliance    Managing Director, Compliance, The Bank of
  1948                  Officer             New York, 1999 to Present.

Jennifer English**..... Secretary           Vice President, Regulatory Administration, Citi
  1972                                      Fund Services Ohio, Inc., 2005 to Present;
                                            Assistant Vice President and Assistant Counsel,
                                            PFPC Inc., 2002 to 2005.

Molly Martin Alvarado** Assistant Secretary Assistant Vice President, Regulatory
  1965                                      Administration, Citi Fund Services Ohio, Inc.,
                                            2005 to Present; Blue Sky Corporate Legal
                                            Assistant, Palmer & Dodge LLP, 1999 to 2005;
                                            Business Law Legal Assistant Coordinator,
                                            Palmer & Dodge LLP, 2002 to 2005.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
   Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Institutional Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Agency Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Retail Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund or the BNY Hamilton Enhanced Income Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016
                                                               BNY-AR-MNY 12/07

[LOGO] BNY
HAMILTON

                                 ANNUAL REPORT


                               DECEMBER 31, 2007


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK




   CORE BOND FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   MUNICIPAL ENHANCED YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2007. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The story of the markets and the economy in the year 2007 is really a tale of two halves--the first half of the year was generally marked by cautious optimism, while the second half revealed deeper concerns about the future.

In the U.S. equity markets, the first half of 2007 was a period of significant volatility on a generally upward path. Stocks rose quite steadily early in the period but then experienced an abrupt, steep decline when negative developments in the Chinese equity market and in U.S. durable goods orders spooked investors. Concerns also rose that softness in the U.S. real estate market, increasing mortgage delinquencies, and spillover from difficulties in the subprime mortgage market would take a toll on the domestic economy. In the spring, however, stronger-than-expected corporate earnings helped restore a positive tone to the market. In addition, the impact from a weak housing market and subprime lender difficulties appeared to be less than some had feared. Near the end of the half, however, the multiple areas of concern facing U.S. investors once again weighed on the equity markets. The result was negative performance for the month of June, although returns for the six months were firmly in the positive range. Throughout the first six months, interest from private equity investors as well as merger and acquisition activity continued to play a meaningful role in the markets.

The second half of the year saw confidence erode. The persistently soft housing market, continuing weakness among subprime lenders and borrowers, and high energy prices began to exact their toll on consumer confidence and spending. In addition, the widespread credit crunch that resulted in part from the subprime lending debacle drastically cut the resources available for private-equity acquisitions and corporate mergers, all but eliminating one of the major forces that had been supporting the equity markets. Near the end of the year, apparently weak holiday sales for retailers contributed to a growing sense that the economy may be headed into recession. In all, these negative developments eroded investor sentiment and caused the equity markets to stall during much of the year's second six months. Among the notable trends was that the S&P 500 posted negative returns in the fourth quarter, typically a positive period for stocks.

For the year, large-cap stocks significantly outperformed small caps, reflecting investors' preference for less-volatile and less-risky investments in an uncertain environment. This shift came after several years of small-cap outperformance. The performance of growth stocks relative to their value counterparts also reflected a change after a multi-year trend. After several years of value's outperformance, growth stocks surged well ahead in 2007, outperforming the value style by a wide margin across all market capitalizations.

The outlook for U.S. equities in the year ahead remains uncertain. Energy prices remain high, the employment outlook is mixed, and the weak housing market and subprime lending fallout are both beginning to show their teeth. Softening consumer confidence does not bode well for consumer spending, which is responsible for the majority of economic activity in the U.S. On the other hand, both the Federal Reserve's short-term rate reductions and the pending fiscal stimulus from Washington make it apparent that the relevant branches of government are willing to step in to help boost economic activity. Whether those efforts will be sufficient to prevent a recession is not yet clear, however.

For the twelve months ended December 31, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned 5.49%. The Russell 2000(R) Index of small-cap stocks posted a total return of -1.55% for the same period.

International equities outperformed the domestic indexes over the year. Global markets were not free of volatility, of course, and as in the U.S., the first half of the year was stronger than the second. There is a growing sense that many international economies are increasingly "decoupled" from the U.S., and thus are not predestined to suffer should the U.S. economy slow; nonetheless, at times international markets did falter based on concerns that the weak housing market and subprime lending problems would cut into U.S. consumers' demand for imported goods. Other factors roiling the international markets at points during the year included fears centered on rising global interest rates and the potential for inflation given strong economic growth in global markets.

Returns among established European markets varied considerably; Germany posted strong results, well ahead of U.S. averages, while France and Italy offered weaker performance. On average, European stocks lagged U.S. equities for the year, while still achieving positive returns. In contrast, the Japanese benchmark average posted a significant loss, hampered both by economic woes and relatively rich equity valuations.

Emerging markets recorded the strongest returns, fueled by those countries' powerful economic growth. Among the markets producing healthy gains were India, Brazil, Turkey, and Indonesia. Despite being generally closed to foreign investors, China's equity market posted another powerhouse year, with the benchmark there returning just shy of 100%.

The U.S. Dollar remained weak against major foreign currencies; while this in itself has raised some concern, for dollar-based investors in international markets, the currency situation boosted total returns.

For the twelve months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 11.17%, outpacing major domestic equity indexes.

The fixed-income markets were also characterized by sharp differences in the first and second halves of the year. In the first six months, there was little action at the shorter end of the yield curve, and quite a bit of it at the longer end. Over the six months, the Federal Reserve and Chairman Ben Bernanke kept the federal funds target rate steady at 5.25%, a level it held for more than a year. For a time, many believed that inflation would remain low enough for the Federal Reserve to begin to lower rates later in the year.

As the period wore on, however, hopes for rate cuts were apparently dashed. Although the outlook for the U.S. economy was tempered somewhat, strong growth in international markets raised fears that inflation--and rate hikes--could be on the horizon. This helped to apply upward pressure on yields at the longer end of the maturity spectrum. The combination of a steady federal funds target rate and higher longer-term rates caused the yield curve to steepen, a change from the flatter profile it held previously.

Bonds involving higher degrees of risk, such as High-Yield Corporate bonds, did well early in the year, as investors confident in the U.S. economy sought them out. As their prices appreciated, the spread, or difference in yield, between these bonds and Treasurys of comparable maturity narrowed to almost record lows. After a sharp equity market decline in late February, investors temporarily turned away from higher-risk investments, and retreated back to the safety of Treasurys. In spring, however, investors became somewhat less panicky, and once again sought out Corporate issues even as their yield advantage over safer Treasury issues narrowed. Bonds from the Securitized sectors (including Asset-Backed, Mortgage-Backed, and Commercial Mortgage-Backed bonds) underperformed Corporate issues in the year's first half.

As 2007 moved into its second half, investors appeared to be reconsidering their willingness to take on lower-quality, higher-risk securities. The subprime meltdown began to reverberate through the economy, with many large banks and other institutions with significant exposure to mortgage-related securities feeling the pain. In a cloudier economic climate, the Federal Reserve began to perceive recession as a greater concern than inflation, and moved to cut the federal funds target rate by a full percentage point by year's end. Investor sentiment similarly adopted a more cautious tone, with the resulting flight to quality driving returns on Treasurys well ahead those of Corporate bonds and other "spread" issues.

For the year ahead, economic uncertainty appears very likely to remain the predominant theme. While that may be clear, there are a number of questions that remain to be answered. Is the U.S. economy headed for a mild slowdown or an actual recession? How deep and how protracted will the downturn in the housing market be? Will employment hold steady or will job loss become an issue? Will consumer spending prove to be resilient or will spending levels fall significantly? What will be the ultimate response of government to the current difficulties, both in terms of fiscal and monetary stimulus, and how effective will those efforts be? Will inflation become a problem as well?

With so many questions looming on the horizon, it can be easy to become overly pessimistic. Certainly there are challenges ahead. Even though we are looking to the year ahead with continued caution, we retain our confidence in the strengths that underpin the U.S. economy and the markets and recognize that global economic growth presents a wide range of potential investment opportunities.

Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of your assets will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

      /s/ Joseph Murphy
Joseph F. Murphy
President, BNY Hamilton Funds
Managing Director,
The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers..................... Page   5

Fees and Expenses.......................       26

Portfolio Summaries.....................       28

Schedules of Investments................       32

Statements of Assets and Liabilities....       98

Statements of Operations................      102

Statements of Changes in Net Assets.....      106

Financial Highlights....................      110

Notes to Financial Statements...........      124

Report of Independent Registered Public
 Accounting Firm........................      135

Directors and Officers..................      137

BNY HAMILTON CORE BOND FUND

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with John Flahive, Portfolio Manager

Q. What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A. Economic data presented a mixed picture in the first half of the year. Growth in the economy outside of household spending showed resilience, but for many the focus remained on the potential impact on consumer spending of the weaker housing market and the difficulties in the subprime mortgage market. Employment data were not notably strong, but neither were they sufficiently weak to justify a rate cut from the Federal Reserve. Inflation remained close to the Federal Reserve's comfort zone of 1% to 2%.

   As more problems among subprime borrowers and lenders began to surface, a re-evaluation of risk in the fixed-income markets ensued. In addition, the Federal Reserve shifted gears somewhat and began to identify economic recession as a greater risk than inflation. This led the central bank to begin a series of interest-rate cuts in the year's second half.

   As concerns about the ultimate impact of subprime difficulties multiplied, the result was a sweeping flight to quality in the latter half of 2007. This propelled returns on Treasury securities well ahead of those of other taxable fixed-income issues. As a result of this movement, the Treasury component of the Lehman Brothers Aggregate Bond Index returned in excess of 9% for the year as a whole, with 7.9 percentage points of that return coming in the year's second half. Although all fixed-income sectors produced positive total returns for the year, Corporate bonds, particularly those from issuers in or related to the Financial sector, were among the weakest performers.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund provided a total return of 5.54% for Institutional Shares for the twelve months ended December 31, 2007. In comparison, the Lehman Brothers(R) Aggregate Bond Index returned 6.97% for the same period.

   The Fund's underperformance relative to the benchmark was primarily the result of a significant underweighting in Treasury securities, and an overweighting in Mortgage-Backed securities and Commercial Mortgage-Backed securities.

   During November and December, we moved out of High-Yield Corporate bonds and trimmed back our position in longer-maturity Corporate issues as well. We also reduced our holdings in Mortgage-Backed securities and increased our allocation to Treasurys. The Fund remains slightly underweighted in Treasurys.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Treasury securities, particularly those in the intermediate-maturity range, performed well in a risk-conscious market. Agency securities performed moderately well relative to Treasurys, while Corporate bonds, Commercial Mortgage-Backed securities, Asset-Backed securities, lower-rated investment-grade securities, and longer-maturity bonds all underperformed. Higher-risk bonds, including securities associated with Housing and subprime lending, Structured Investment Vehicles and Collateralized Debt Obligations, were hit especially hard during the second half of the year.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management approach has been to methodically transition the portfolio structure closer to our current recommended profile, which is much more neutral relative to our applicable benchmarks than it had been previously. We will remain a high quality, tax-sensitive, intermediate maturity manager that seeks to produce consistent risk and return relative to our conservative benchmarks.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There is a tremendous amount of uncertainty surrounding the fixed-income markets today. The strong flight to quality will most likely continue to buoy Treasury securities, and put downward pressure on lower-rated bonds. Lower-quality investment-grade and High Yield Corporate securities are particularly vulnerable to continued volatility. Commercial Mortgage-Backed securities are also in jeopardy, as investors increasingly seek lower-risk issues.

   We believe that over the long term, a disciplined shift toward higher-yielding non-Treasury securities will have the potential to produce superior total returns. However, given current market and economic conditions, we may not find the ideal opportunity to implement this move until the later stages of 2008.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     5.54%        5.54%          0.90%        0.90%
        5 Years.    19.73%        3.67%         13.22%        2.51%
        10 Years    62.31%        4.96%         51.62%        4.25%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                     Core Bond Fund             Lehman Bros./(R)/
                 (Institutional Shares)       Aggregate Bond Index
                 ----------------------       --------------------
  12/31/1997            $10,000                     $10,000
  12/31/1998             10,856                      10,867
  12/31/1999             10,697                      10,777
  12/31/2000             11,699                      12,030
  12/31/2001             12,543                      13,043
  12/31/2002             13,557                      14,383
  12/31/2003             14,022                      14,974
  12/31/2004             14,570                      15,624
  12/31/2005             14,798                      16,003
  12/31/2006             15,380                      16,696
  12/31/2007             16,231                      17,860


This chart represents historical performance of a hypothetical investment of $10,000 in the Core Bond Fund (Institutional Shares ) from 12/31/97 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.69% and 0.94%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. An investor cannot invest directly in any index.

BNY Hamilton High Yield Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Karen Bater, Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Two distinctive stories were in place for High-Yield bonds in the first half of 2007. Largely led by the lower-quality (distressed) segment and continued leveraged buyout activity through the end of May, High-Yield bonds outperformed other fixed-income sectors for most of the period. When higher interest rates and subprime mortgage concerns surfaced in June, riskier asset classes--including High Yield--suffered. This setback did not dampen the strong absolute returns evident in the High-Yield market over the first six months.

   Despite rallies in the lower-rated tiers of the market for much of the six months, our high-quality High-Yield bonds performed much better than they have in past periods. The difference in yield, or spread, between distressed bonds and healthier ones is approaching historic minimums; further, June's decline may have led investors to reassess their tolerance for risk, and to take a closer look at higher-quality High Yield offerings. Overall, we believe the current environment should be beneficial for higher-quality issues within the High Yield sector.

   In the second half of the year, market sentiment was dominated by concern over the risk presented by the meltdown in the subprime sector. In this environment, credit spreads--that is, the difference in yield paid by higher- and lower-quality bonds--in the high-yield market started to widen from the previously very narrow range. This repricing of risk in the financial markets compensated investors for taking on additional levels of risk, but also indicated the increasingly wary eye many market participants were casting on lower-quality securities. This change was quite dramatic, with spreads widening by several percentage points. Weaker sectors performed the worst during the second half of the year, with CCC rated bonds posting the weakest results, followed by Bs, then BBs. This was the inverse of what we saw in the year's first half, when CCCs outperformed higher-quality issues.

   Liquidity was thinner during the year's turbulent second half than it had been in the first six months, resulting in some sharp markdowns in the prices of higher-risk assets.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the twelve months ended December 31, 2007, the Fund returned 2.70% for Institutional Shares. For the same period, the Merrill Lynch(R) BB-B Non-Distressed Index returned 3.19%.

   Large, liquid issues were easiest to sell--and thus the first to be sold off--during the June decline. These bonds are heavily represented in our portfolio, and contributed to our underperformance. During the second half of the year, the Fund benefited from an underweighting in more volatile, riskier industries including Home Builders and Autos. Our overweighting and strong security selection in the Health Care sector contributed positively to the Fund's results in the later part of the year.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: In the first half of the year, we focused our efforts on shrinking the yield gap between the portfolio and the benchmark while not sacrificing credit quality. In addition, we sold bonds that experienced upgrades or reached performance targets, and replaced them with solid credits that we believe have the potential to move up the ratings scale. In companies with solid income statements and balance sheets, we chose to move down the capital structure to pick up income and take advantage of price inefficiencies.

   In the year's second half, we sought to reduce the Fund's level of volatility by raising its average credit quality and shortening its duration, or sensitivity to interest-rate movements. We accomplished this by reducing our allocation to issues maturing in the 7- to 10-year range, and investing those assets in shorter-maturity securities. We believe this move substantially reduced the level of risk in the portfolio.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We have not deviated from our core values of bottom-up research and high-quality bias in the High-Yield market. Now more than ever, these values are critical to performance. With investors now casting a more jaundiced eye on risk, we believe diligent credit research and security selection will be rewarded.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Among the areas of opportunity we see in the market today are higher-quality issues, particularly those from issuers with strong business models, healthy free cash-flow generation and ample asset valuation.

   Over the coming year, we expect to see slower economic growth and tighter lending standards. These are likely to reduce liquidity in the High-Yield market, which in turn should decrease demand for riskier assets. It appears increasingly probable that the economy will hit a soft patch and perhaps even move into a recession in the first half of 2008. The Federal Reserve seems poised to adjust policy and additional fiscal stimulus may be hitting the pipeline by midyear. Both of these may help to buoy the market in the second half of 2008.

                             Institutional Shares           Class A Shares
                          --------------------------- ---------------------------
                           Cumulative  Average Annual  Cumulative  Average Annual
         Period           Total Return  Total Return  Total Return  Total Return
         ------           ------------ -------------- ------------ --------------
1 Year...................     2.70%        2.70%         -1.92%        -1.92%
3 Years..................    11.82%        3.80%          6.15%         2.01%
Since Inception (5/01/03)    28.67%        5.55%         21.65%         4.29%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                    High Yield Fund      Merrill Lynch BB-B/(R)/
                (Institutional Shares)   Non-Distressed Index
                ----------------------   -----------------------
  5/1/2003              $10,000                 $10,000
 6/30/2003               10,120                  10,693
 9/30/2003               10,217                  10,883
12/31/2003               10,647                  11,451
 3/31/2004               10,876                  11,728
 6/30/2004               10,714                  11,585
 9/30/2004               11,210                  12,157
12/31/2004               11,506                  12,581
 3/31/2005               11,300                  12,423
 6/30/2005               11,581                  12,805
 9/30/2005               11,636                  12,911
12/31/2005               11,746                  13,012
 3/31/2006               11,815                  13,336
 6/30/2006               11,723                  13,306
 9/30/2006               12,121                  13,848
12/31/2006               12,529                  14,380
 3/31/2007               12,828                  14,720
 6/30/2007               12,790                  14,732
 9/30/2007               12,923                  14,859
12/31/2007               12,867                  14,802

This chart represents historical performance of a hypothetical investment of $10,000 in the High Yield Fund (Institutional Shares) from 5/1/03 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.89% and 1.14%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2003.

The Merrill Lynch(R) BB- B Non-Distressed Index is an unmanaged index considered to be representative of BB and B rated corporate bonds. An investor cannot invest directly in any index.

BNY Hamilton Intermediate Government Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with John Flahive, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Mixed economic data and benign inflation readings marked the first half of 2007. Despite some real weakness in the housing sector and rising defaults on subprime mortgage loans, the bond market focused instead on steady employment growth and stability in the manufacturing sector; this outlook reduced the expectation of interest-rate cuts from the Federal Reserve, and indeed none came during the first half of the year.

   Treasury yields rose through the middle of June, and the environment was not favorable for high-quality spread (non-Treasury) bonds, including Agencies, Mortgage-Backed securities, and other Securitized bonds. Lower-quality non-financial bonds bucked this trend, however, and outperformed for the six months.

   In the second half of the year, however, the environment changed considerably. As the Federal Reserve came to view recession as a greater risk to the national economy than inflation, it launched a series of interest-rate cuts. The housing market continued to flounder, and the impact of the subprime lending debacle appeared likely to spread throughout the economy. As a result, the major trend driving the fixed-income market in the year's second half was a massive flight to quality. As investors turned away from riskier holdings, Treasury yields fell relentlessly, the Treasury yield curve steepened, and Treasury securities outperformed all other taxable fixed-income securities, though all major bond sectors posted positive returns.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve months ended December 31, 2007, the Fund returned 6.80% for Institutional Shares. Over the same period, the Lehman Brothers(R) Intermediate Government Bond Index returned 8.47%.

   The Fund underperformed its benchmark primarily because of its underweighting in Treasury and Agency securities, and its substantial overweighting in Agency Mortgage-Backed securities. Also, our positions in Treasury and Agency securities with maturities beyond 10 years hurt our returns, as the 3- to 10-year range offered the strongest performance.

   Helping to mute the impact of our Mortgage overweighting was our duration positioning, which was longer than the benchmark level and had positive impact on performance.

   Portfolio composition and ratings are subject to change.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Treasury securities, particularly those with maturities in the 3- to 10-year range, performed well for the year. Agency securities moderately underperformed Treasurys, while Agency Mortgage-Backed securities underperformed direct Agency debt. Given the decline in Treasury yields during the second half of the year, issues with lower coupons offered superior price performance to those with higher coupons.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style has been to methodically transition the portfolio structure closer to our current recommended profile, which is more neutral relative to our applicable benchmarks than the Fund has been in the past.

   To this end, we reduced the Fund's exposure to Mortgage Backed securities, though we still have more yet to do in this area. We also reduced our allocation to non-Mortgage securities--mostly Agency bonds--with maturities longer than 10 years.

   Earlier in 2007, bond maturities in the portfolio were concentrated at the short and long ends of the yield curve. We have shifted to portfolio's focus, however, to emphasize more bonds in the 3- to 10-year maturity range. In other words, we have moved from the previous barbell strategy to a more bulleted approach.

   As we make changes to the portfolio, we remain focused on high quality, tax-sensitivity and intermediate maturity in our management approach. We seek to achieve consistent risk and return relative to our conservative benchmarks.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There is a tremendous amount of uncertainty surrounding the fixed-income markets today. The strong flight to quality will most likely continue to buoy Treasury securities, and put downward pressure on lower-rated bonds. Lower-quality investment-grade and High Yield Corporate securities are particularly vulnerable to continued volatility. Commercial Mortgage-Backed securities are also in jeopardy, as investors increasingly seek lower-risk issues.

   We believe that over the long term, a disciplined shift toward higher-yielding non-Treasury securities will have the potential to produce superior total returns. However, given current market and economic conditions, we may not find the ideal opportunity to implement this move until the later stages of 2008.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     6.80%        6.80%          2.01%        2.01%
        5 Years.    19.17%        3.57%         12.58%        2.40%
        10 Years    66.76%        5.25%         55.75%        4.53%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                   Intermediate
                  Government Fund             Lehman Bros./(R)/
               (Institutional Shares)   Intermediate Government Index
               ----------------------   ------------------------------
  12/31/1997          $10,000                     $10,000
  12/31/1998           10,749                      10,847
  12/31/1999           10,671                      10,901
  12/31/2000           11,848                      12,042
  12/31/2001           12,677                      13,057
  12/31/2002           13,993                      14,315
  12/31/2003           14,253                      14,643
  12/31/2004           14,706                      14,982
  12/31/2005           15,075                      15,235
  12/31/2006           15,615                      15,820
  12/31/2007           16,676                      17,160


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Government Fund (Institutional Shares) from 12/31/97 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.65% and 0.90%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers(R) Intermediate Government Index is an unmanaged index of intermediate-term government bonds. Investors cannot invest directly in any index.

BNY Hamilton Intermediate New York Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with John Flahive, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Many market participants began the year expecting the Federal Reserve to cut the federal funds target rate at some point in the second quarter. As the year progressed, however, those expectations faded, and the Federal Reserve held the target rate steady. Despite the Federal Reserve's inactivity in the first part of 2007, the relative calm that the fixed-income markets enjoyed over the past few years came to an abrupt halt during that period as volatility took its place. Interest rates--except for those within the Federal Reserve's purview--moved decidedly higher during the first six months of the year.

   In the second half of 2007, the main focus of participants in the fixed-income markets was the developing subprime financial crisis and the weakening economic data related to a soft real estate market. These concerns sparked a flight to quality that fueled Treasury demand and was the major trend driving the bond market in the latter half of the year. The Federal Reserve responded to changing economic climate by lowering the federal funds target rate by a full percentage point over a three-meeting period in the latter portion of 2007.

   Municipal bonds benefited from the overall bond rally and posted respectable total returns for the year, but record new issue supply and selling pressure by nontraditional market participants weighed on the returns of municipal bonds relative to Treasurys.

   Despite a drop-off in new issuance during the fourth quarter, new issue volume for the year as a whole set an all-time record. Total issuance of $428 billion surpassed the previous record set in 2005 by $20 billion.

   Despite significant spending increases, New York State closed its fiscal year on March 31, 2007 with a $1.5 billion budget surplus. In New York City, continuing strength in the financial and real estate markets helped to produce nearly $5 billion in surplus revenues for the City, a 14% increase over levels projected in the 2007 budget. Standard & Poor's raised the City's credit rating from AA- to AA in June, recognizing the City's economic and revenue performance as well as its consistently prudent utilization of surplus revenues to reduce long-term liabilities and provide for possible shortfalls in future years.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund's total return was 4.33% for the Institutional Shares for the twelve months ended December 31, 2007. For the same period, the Lehman Brothers(R) Five-Year and Seven-Year General Obligation Bond Indexes returned 5.12% and 5.07%, respectively.

   The Fund's underperformance relative to its benchmark was largely attributable to its holdings with maturities of one to three years, and those with maturities beyond eight years. The strongest-performing area of the municipal yield curve was close to the five-year range. Nonetheless, the Fund's performance benefited from its high-quality profile and avoidance of underperforming sectors.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: High-quality, five- to seven-year maturity securities performed well, while lower-quality longer-dated municipal bonds underperformed. Pre-refunded bonds performed well. Municipal bonds supported by single-family mortgages (Housing bonds) underperformed in an uncertain environment both for residential real estate and mortgage lending. The Industrial Development Revenue/Pollution Control Revenue and Tobacco sectors, both of which the Fund avoided, significantly underperformed the overall market.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style has been to methodically shift the portfolio structure closer to a neutral profile with respect to our applicable benchmarks. Given that yield spreads widened during the later part of the year--meaning that lower-quality debt offered higher yields--we took the opportunity to add some carefully selected lower-rated investment-grade credits to the portfolio.

   Overall, we intend to follow an investment strategy focused on high-quality issues, tax sensitivity, and intermediate maturity. Our goal is to produce consistent risk and returns relative to our conservative benchmarks.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There currently is a tremendous amount of uncertainty surrounding the fixed-income markets. The flight to quality will most likely continue to buoy Treasury securities and put downward pressure on lower-rated bonds.

   In the municipal market, many bond insurers (or "monoline" companies) have been plagued by potential losses on Collateralized Debt Obligations and other Mortgage-Backed securities they wrapped. As a result, the equity values of these companies have plummeted in recent months, and the credit-rating agencies have placed negative outlooks on many of them. In order to maintain their AAA ratings--which are vital to their ongoing business--many of the monolines are actively pursuing strategies to replenish their capital reserves. Because the vast majority of outstanding municipal bonds are insured by one of these companies, turmoil among them has the potential to create price distortions within the municipal marketplace. While this situation would present challenges in the short term, it could also create significant opportunities for managers who can distinguish between solid underlying issuers and weaker ones.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     4.33%        4.33%         -0.36%        -0.36%
        5 Years.    17.18%        3.22%         10.91%         2.09%
        10 Years    50.76%        4.19%         40.92%         3.49%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                   Intermediate
                   New York Tax-        Lehman Bros/(R)/    Lehman Bros/(R)/
                    Exempt Fund          5 Yr G.O. Muni      7 Yr G.O. Muni
               (Institutional Shares)     Bond Index           Bond Index
               ----------------------     ----------           ----------
12/31/1997            $10,000              $10,000              $10,000
12/31/1998             10,530               10,585               10,636
12/31/1999             10,388               10,660               10,618
12/31/2000             11,287               11,479               11,584
12/31/2001             11,826               12,166               12,159
12/31/2002             12,865               13,261               13,374
12/31/2003             13,354               13,817               14,122
12/31/2004             13,668               14,225               14,618
12/31/2005             13,942               14,380               14,881
12/31/2006             14,450               14,867               15,484
12/31/2007             15,076               15,628               16,269

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate New York Tax-Exempt Fund (Institutional Shares) from 12/31/97 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.59% and 0.84%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

BNY Hamilton Intermediate Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with John Flahive, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Many market participants began the year expecting the Federal Reserve to cut the federal funds target rate at some point in the second quarter. As the year progressed, however, those expectations faded, and the Federal Reserve held the target rate steady. Despite the Federal Reserve's inactivity in the first part of 2007, the relative calm that the fixed-income markets enjoyed over the past few years came to an abrupt halt during that period as volatility took its place. Interest rates--except for those within the Federal Reserve's purview--moved decidedly higher during the first six months of the year.

   In the second half of 2007, the main focus of participants in the fixed-income markets was the developing subprime financial crisis and the weakening economic data related to a soft real estate market. These concerns sparked a flight to quality that fueled Treasury demand and was the major trend driving the bond market in the latter half of the year. The Federal Reserve responded to changing economic climate by lowering the federal funds target rate by a full percentage point over a three-meeting period in the latter portion of 2007.

   Municipal bonds benefited from the overall bond rally and posted respectable total returns for the year, but record new issue supply and selling pressure by nontraditional market participants weighed on the returns of municipal bonds relative to Treasurys.

   Despite a drop-off in new issuance during the fourth quarter, new issue volume for the year as a whole set an all-time record. Total issuance of $428 billion surpassed the previous record set in 2005 by $20 billion.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund's total return was 3.92% for the Institutional Shares for the year ended December 31, 2007. For the same period, the Lehman Brothers(R) Five-Year and Seven-Year General Obligation Bond Indexes returned 5.12% and 5.07%, respectively.

   The Fund's underperformance relative to its benchmark was largely attributable to its holdings with maturities of one to three years, and those with maturities beyond eight years. The strongest-performing area of the municipal yield curve was close to the five-year range. Nonetheless, the Fund's performance benefited from its high-quality profile and avoidance of underperforming sectors.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: High-quality, five- to seven-year maturity securities performed well, while lower-quality longer-dated municipal bonds underperformed. Pre-refunded bonds performed well. Municipal bonds supported by single-family mortgages (Housing bonds) underperformed in an uncertain environment both for residential real estate and mortgage lending. The Industrial Development Revenue/Pollution Control Revenue and Tobacco sectors, both of which the Fund avoided, significantly underperformed the overall market.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style has been to methodically shift the portfolio structure closer to a neutral profile with respect to our applicable benchmarks. Given that yield spreads widened during the later part of the year--meaning that lower-quality debt offered higher yields--we took the opportunity to add some carefully selected lower-rated investment-grade credits to the portfolio.

   Overall, we intend to follow an investment strategy focused on high-quality issues, tax sensitivity, and intermediate maturity. Our goal is to produce consistent risk and returns relative to our conservative benchmarks.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There currently is a tremendous amount of uncertainty surrounding the fixed-income markets. The flight to quality will most likely continue to buoy Treasury securities and put downward pressure on lower-rated bonds.

   In the municipal market, many bond insurers (or "monoline" companies) have been plagued by potential losses on Collateralized Debt Obligations and other Mortgage-Backed securities they wrapped. As a result, the equity values of these companies have plummeted in recent months, and the credit-rating agencies have placed negative outlooks on many of them. In order to maintain their AAA ratings--which are vital to their ongoing business--many of the monolines are actively pursuing strategies to replenish their capital reserves. Because the vast majority of outstanding municipal bonds are insured by one of these companies, turmoil among them has the potential to create price distortions within the municipal marketplace. While this situation would present challenges in the short term, it could also create significant opportunities for managers who can distinguish between solid underlying issuers and weaker ones.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     3.92%        3.92%         -0.86%        -0.86%
        5 Years.    15.51%        2.93%          8.87%         1.71%
        10 Years    48.84%        4.06%         38.87%         3.34%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                   Intermediate       Lehman Bros/(R)/    Lehman Bros/(R)/
                  Tax-Exempt Fund     5 Yr G.O. Muni      7 Yr G.O. Muni
              (Institutional Shares)    Bond Index          Bond Index
              ----------------------  ---------------     ----------------
12/31/1997            $10,000             $10,000            $10,000
12/31/1998             10,537              10,585             10,636
12/31/1999             10,320              10,660             10,618
12/31/2000             11,280              11,479             11,584
12/31/2001             11,796              12,166             12,159
12/31/2002             12,886              13,261             13,374
12/31/2003             13,356              13,817             14,122
12/31/2004             13,653              14,225             14,618
12/31/2005             13,847              14,380             14,881
12/31/2006             14,323              14,867             15,484
12/31/2007             14,884              15,628             16,269

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Tax-Exempt Fund (Institutional Shares) from 12/31/97 to 12/31/07.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.79% and 1.04%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in an index.

BNY Hamilton Municipal Enhanced Yield Fund

 Investment Considerations--Bond funds will tend to experience small fluctuations in value than stock funds; therefore, fluctuations in price, especially for longer-term issues and in environments of rising interest rates, should be anticipated.

An Interview with Co-Portfolio Managers, Nancy Angell, Senior Vice President; John Fox, Senior Vice President; Brian Moreland, Vice President; and Martin Tourigny, Vice President

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: What started as an uneventful year, with bonds trading within a narrow range, quickly turned more interesting when, over a four-week period, 10-year Treasury yields rose by nearly 0.70 percentage points. This market sell-off was precipitated by a series of rate increases by central banks around the world, as well as the market's realization that the Federal Reserve, concerned with the impact that strong global growth and a tight domestic labor market could have on inflation, may not begin an easing campaign anytime soon. In fact, in June, the Federal once again kept its target rate firm, marking eight consecutive meetings with no change in policy.

   A great deal changed in the second half of 2007. Warning signs of an economic slowdown intensified, and the effects of the subprime lending crisis and subsequent credit crunch began to spread throughout the economy and markets. The Federal Reserve ultimately felt the need to take action and began a series of rate cuts that brought the federal funds target rate down by a full percentage point before the end of the year, with more cuts looming on the horizon. Investors grew increasingly wary of risk, which led them to favor higher-quality bonds over lower-rated ones.

   With respect to municipals, the biggest story of 2007 was the deterioration among bond "monoline" insurers. These companies, whose insurance underlines the grand majority of municipals issued in the U.S., were devastated by their exposure to Collateralized Debt Obligations and to deteriorating residential Mortgage-Backed securities. In some cases, the monolines' AAA rating--essential to their operations--was in jeopardy.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve-month period ended December 31, 2007, the Fund returned
   -4.92%. Over the same period, the Lehman Brothers(R) Municipal Broad Market Index posted a return of 3.36%.

   An overweighting in BBB-rated bonds relative to the benchmark hurt our performance, as these issues struggled in the challenging investment environment. Currently the Fund has approximately 70% of assets in BBB rated names, and 7% in securities that are rated below investment-grade or non-rated. The difference in yield, or spread, paid by these securities over their higher-quality counterparts widened significantly over the year. This compensated investors for the additional risk lower-rated bonds represent but had negative impact on the bonds' prices. In addition, our overweighting in bonds with maturities longer than the Index hurt returns; as the yield curve steepened (in part the result of the Federal Reserve's easing) these bonds underperformed shorter-maturity issues.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund had a few positions that were pre-refunded during the year.
   Pre-refunding shortened these bonds' effective maturities and upgraded their ratings to AAA, resulting in strong performance for each of these issues.

   Bonds in many traditional High-Yield sectors saw their credit spreads widen--and their prices decline--as a result of the housing recession and full-blown credit crunch that began in mid-2007. Among the affected areas were Land-Secured bonds, Nursing Home-related securities, and Industrial Revenue bonds.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund reduced its exposure to the Health Care sector during the year in order to improve its diversification. In its place, we invested assets in bonds from the Prepay Gas, Gaming, and Charter School sectors, as well as AAA-insured bonds whose prices were depressed because of problems with the monoline insurers. In addition, the Fund reduced its holdings in the Land-Secured sector in response to steep declines in the housing market and negative news from home builders.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Although the recent period has been challenging, as we look forward we believe that wider credit spreads and a steeper yield curve have both improved the relative attractiveness of the Fund. As we select bonds for the portfolio, we will follow a strategy of seeking to exploit the higher yields longer-term bonds in the upper end of the municipal high-yield market now offer. Given the uncertain economic environment, we will seek to remain highly selective in our purchases of securities rated BBB and below.

                                           Institutional Shares
                                        ---------------------------
                                         Cumulative  Average Annual
                       Period           Total Return  Total Return
                       ------           ------------ --------------
             1 Year....................    -4.92%        -4.92%
             Since Inception (12/30/05)     2.08%         1.04%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                       Municipal
                       Enhanced              Lehman Bros/(R)/
                      Yield Fund                 Municipal
                (Institutional Shares)            Index
                ----------------------      ----------------
12/31/2005              $10,000                  $10,000
 3/31/2006               10,124                   10,025
 6/30/2006               10,085                   10,028
 9/30/2006               10,549                   10,369
12/31/2006               10,737                   10,484
 3/31/2007               10,843                   10,569
 6/30/2007               10,698                   10,499
 9/30/2007               10,514                   10,691
12/31/2007               10,208                   10,837

This chart represents historical performance of a hypothetical investment of $10,000 in the Municipal Enhanced Yield Fund (Institutional Shares) from 12/30/05 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of Institutional Shares of the Fund to 0.79% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.79% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, average annual total return would have been lower. Inception date for this Fund is December 30, 2005.

Lehman Brothers(R) Municipal Broad Index is an unmanaged broad market performance benchmark for the tax- exempt bond market. Investors cannot invest directly in any index.

BNY Hamilton U.S. Bond Market Index Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers(R) Aggregate Bond Index because of Fund fees and expenses.

An Interview with Nancy Rogers, Vice President and Senior Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: The trends affecting the fixed-income markets in the first and second halves of the year differed significantly. At the beginning of the year, low interest rates prevailed among mixed to positive economic data. Private equity firms were still active, presenting the risk of leveraged buyouts
   (LBOs) of investment-grade companies. This LBO risk is viewed as problematic because the buying company often helps to pay for the deal by increasing the debt level of their new holding. This in turn can lead to credit-rating downgrades for the acquired company, with negative impact on its bonds' prices. Such downgrades also had the potential to affect investors' confidence in Corporate bonds overall.

   In the second half of the year, the economic outlook became more uncertain, as a persistently weak U.S. housing market and high energy prices appeared likely to hurt consumer spending. Problems among subprime lenders contributed to a widespread credit crunch, which greatly curtailed corporate acquisition activity. This eased LBO risk, but the weaker economic outlook drove a flight to quality as risk-averse investors turned away from more volatile investments in favor of Treasury securities. As a result, Treasurys outperformed other taxable bond sectors for the year.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers(R) Aggregate Bond Index. The Fund returned 6.81% for Institutional Shares for the twelve months ended December 31, 2007. For the same period, the Lehman Brothers(R) Aggregate Bond Index returned 6.97%.

   Because the Fund follows an index approach and does not make active investment moves, the Fund's performance relative to its benchmark largely reflects the costs of managing and operating the Fund--costs that a hypothetical index does not incur. The flight to quality in the second half of 2007 was the greatest factor driving performance for the year.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Treasury securities offered the strongest performance for the year. Outside of Treasurys, higher-quality issues outperformed lower-rated bonds as investors grew increasingly risk-averse. Bonds from issuers tied to the Financial sector, particularly those related to home and consumer lending, did poorly. Among the weaker issuers were mortgage lender Countrywide, commercial lender CIT, and credit card issuer Capital One.

   One benefit of our index approach is that such issues make up a very small part of the benchmark, and thus had limited impact on returns. In many cases, active managers pursuing higher yields had significantly larger positions in such securities.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers(R) Aggregate Bond Index it seeks to track. Because this Fund is designed to replicate the risk and return characteristics of a broad market index, we do not apply an active investment strategy. We are, however, implementing improved tools to help us match the index a little more closely, which should help to mitigate excess risk and increase the Fund's diversification.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or in response to economic and market conditions. We will continue in our efforts to closely match the performance of the Lehman Brothers(R) Aggregate Bond Index by holding fixed-income securities in proportions required to reproduce as closely as possible the sector, yield-curve, and credit-quality characteristics of that index.

   We anticipate that economic uncertainty will remain a predominant theme in the bond markets. In this environment, we believe that an index approach to the fixed-income investing can be beneficial, as it offers controlled risk and a high level of diversification, and its success does not depend on an accurate prediction of the economy's direction.

                       Institutional Shares           Investor Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........     6.81%        6.81%          6.65%        6.65%
    3 Years........    13.44%        4.29%         12.72%        4.07%
    5 Years........    22.62%        4.16%         21.28%        3.93%
    Since Inception    59.32%        6.26%         57.35%        6.08%
       4/28/00--Institutional Shares
       9/27/02--Investor Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                      U.S. Bond            Lehman Bros./(R)/
                  Market Index Fund            Aggregate
               (Instititional Shares)         Bond Index
               ----------------------      ----------------
 4/28/2000             $10,000                  $10,000
 6/30/2000              10,168                   10,203
 9/30/2000              10,470                   10,511
12/31/2000              10,921                   10,954
 3/31/2001              11,221                   11,285
 6/30/2001              11,275                   11,348
 9/30/2001              11,788                   11,872
12/31/2001              11,802                   11,876
 3/31/2002              11,801                   11,888
 6/30/2002              12,207                   12,328
 9/30/2002              12,785                   12,894
12/31/2002              12,994                   13,096
 3/31/2003              13,153                   13,278
 6/30/2003              13,487                   13,610
 9/30/2003              13,453                   13,590
12/31/2003              13,472                   13,634
 3/31/2004              13,831                   13,996
 6/30/2004              13,487                   13,655
 9/30/2004              13,916                   14,091
12/31/2004              14,044                   14,226
 3/31/2005              13,967                   14,157
 6/30/2005              14,387                   14,583
 9/30/2005              14,272                   14,486
12/31/2005              14,339                   14,571
 3/31/2006              14,238                   14,476
 6/30/2006              14,211                   14,465
 9/30/2006              14,739                   15,016
12/31/2006              14,917                   15,202
 3/31/2007              15,138                   15,430
 6/30/2007              15,039                   15,350
 9/30/2007              15,482                   15,786
12/31/2007              15,932                   16,259


This chart represents historical performance of a hypothetical investment of $10,000 in the U.S. Bond Market Index Fund (Institutional Shares) from 4/28/00 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees and if, necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was September 27, 2002. For periods prior to the commencement of operations of Investor Shares, performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the table.

The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2007.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/07  12/31/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
CORE BOND FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,046.20      0.94%             $4.85
Hypothetical (5% return before expenses) $1,000.00 $1,020.47      0.94%             $4.79
-----------------------------------------------------------------------------------------------
CORE BOND FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,047.50      0.69%             $3.56
Hypothetical (5% return before expenses) $1,000.00 $1,021.73      0.69%             $3.52
-----------------------------------------------------------------------------------------------
HIGH YIELD--CLASS A SHARES
Actual                                   $1,000.00 $1,004.70      1.06%             $5.36
Hypothetical (5% return before expenses) $1,000.00 $1,019.86      1.06%             $5.40
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           BEGINNING  ENDING      ANNUALIZED
                                                            ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                             VALUE    VALUE      BASED ON THE      DURING THE
                                                           07/01/07  12/31/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
HIGH YIELD--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,005.90      0.81%             $4.08
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.14      0.81%             $4.11
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $1,055.30      0.90%             $4.66
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.67      0.90%             $4.58
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,056.60      0.65%             $3.37
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.93      0.65%             $3.31
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORKTAX-EXEMPT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $1,039.10      0.84%             $4.32
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.97      0.84%             $4.28
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORKTAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,040.40      0.59%             $3.03
Hypothetical (5% return before expenses)                   $1,000.00 $1,022.23      0.59%             $3.01
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $1,037.40      0.94%             $4.80
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.49      0.94%             $4.76
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,039.80      0.69%             $3.52
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.75      0.69%             $3.49
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL ENHANCED YIELD--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $  954.20      0.79%             $3.78
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.22      0.79%             $4.02
-----------------------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,059.40      0.35%             $1.80
Hypothetical (5% return before expenses)                   $1,000.00 $1,023.45      0.35%             $1.77
-----------------------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX--INVESTOR SHARES
Actual                                                     $1,000.00 $1,059.20      0.60%             $3.10
Hypothetical (5% return before expenses)                   $1,000.00 $1,022.19      0.60%             $3.05
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries

         Asset Group Diversification

         As of December 31, 2007

Core Bond Fund

                                                                    % of
                                                                 Net Assets
                                                                 ----------
    Mortgage-Backed Securities..................................    47.3%
    Corporate Bonds.............................................    19.2
    United States Government Agencies & Obligations.............    17.8
    Money Market Funds (including securities lending collateral)    16.2
    Collateralized Mortgage Obligations.........................    12.1
    Asset-Backed Securities.....................................     1.5
    Trust Preferred Bond........................................     0.6
    Foreign Government Agencies & Obligations...................     0.4
    Liabilities in excess of other assets.......................   (15.1)
                                                                   -----
    Total.......................................................   100.0%
                                                                   -----

High Yield Fund

                                                                    % of
                                                                 Net Assets
                                                                 ----------
    Corporate Bonds.............................................    93.6%
    Money Market Funds (including securities lending collateral)    13.9
    Trust Preferred Bond........................................     0.4
    Liabilities in excess of other assets.......................    (7.9)
                                                                   -----
    Total.......................................................   100.0%
                                                                   -----

Intermediate Government Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           United States Government Agencies & Obligations    53.5%
           Mortgage-Backed Securities.....................    37.8
           Collateralized Mortgage Obligations............     6.8
           Money Market Fund..............................     1.1
           Other assets less liabilities..................     0.8
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification

         As of December 31, 2007

Intermediate New York Tax-Exempt Fund

                                                      % of
                                                   Net Assets
                                                   ----------
                  General Obligations.............    15.9%
                  Special Tax.....................    14.7
                  State Appropriation.............    13.4
                  Utilities.......................    13.4
                  Transportation..................    12.8
                  Education.......................     6.6
                  Healthcare......................     6.4
                  Pre-Refunded/Escrowed Securities     6.3
                  Housing.........................     4.5
                  Money Market Fund...............     4.0
                  Other...........................     1.7
                  Other assets less liabilities...     0.3
                                                     -----
                  Total...........................   100.0%
                                                     -----

Intermediate Tax-Exempt Fund

                                                      % of
                                                   Net Assets
                                                   ----------
                  General Obligations.............    31.9%
                  Education.......................    15.0
                  Housing.........................    11.3
                  Pre-Refunded/Escrowed Securities    11.1
                  Utilities.......................     9.2
                  Other...........................     8.7
                  Transportation..................     5.7
                  State Appropriation.............     3.3
                  Special Tax.....................     1.4
                  Money Market Fund...............     1.2
                  Other assets less liabilities...     1.2
                                                     -----
                  Total...........................   100.0%
                                                     -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         State Diversification

         As of December 31, 2007

Municipal Enhanced Yield Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                    Texas........................     9.5%
                    Massachusetts................     9.1
                    Mississippi..................     6.8
                    Pennsylvania.................     6.5
                    California...................     6.1
                    Tennessee....................     5.9
                    Alabama......................     4.6
                    Illinois.....................     4.6
                    Louisiana....................     3.7
                    Arizona......................     3.5
                    Vermont......................     3.3
                    Florida......................     3.0
                    North Dakota.................     3.0
                    Kansas.......................     2.8
                    New York.....................     2.8
                    Ohio.........................     2.6
                    Iowa.........................     2.4
                    Wisconsin....................     2.4
                    New Hampshire................     2.3
                    Puerto Rico..................     2.3
                    South Carolina...............     2.1
                    Nevada.......................     2.0
                    Missouri.....................     1.8
                    Washington...................     1.0
                    Connecticut..................     0.8
                    Nebraska.....................     0.8
                    Oklahoma.....................     0.8
                    Georgia......................     0.5
                    New Mexico...................     0.3
                    Oregon.......................     0.3
                    Alaska.......................     0.2
                    New Jersey...................     0.2
                    North Carolina...............     0.2
                    Rhode Island.................     0.2
                    Utah.........................     0.2
                    Virginia.....................     0.2
                    Idaho........................     0.1
                    Money Market Fund............     0.1
                    Other assets less liabilities     1.0
                                                    -----
                    Total........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Asset Group Diversification

         As of December 31, 2007

U.S. Bond Market Index Fund

                                                                    % of
                                                                 Net Assets
                                                                 ----------
    Mortgage-Backed Securities..................................    42.9%
    United States Government Agencies & Obligations.............    30.0
    Money Market Funds (including securities lending collateral)    29.8
    Corporate Bonds.............................................    18.7
    Foreign Government Agencies & Obligations...................     1.7
    Asset-Backed Securities.....................................     1.0
    Municipal Bond..............................................     0.2
    Trust Preferred Bond........................................     0.1
    Liabilities in excess of other assets.......................   (24.4)
                                                                   -----
    Total.......................................................   100.0%
                                                                   -----

Portfolio composition is subject to change.

         BNY Hamilton Core Bond Fund

         Schedule of Investments

         December 31, 2007

Principal
 Amount                              Value
----------                         ----------
           Mortgage-Backed
           Securities--40.5%
           Federal Home Loan Mortgage Corp.--34.7%
$    2,678 Pool #160074
           10.00%, 4/01/09........ $    2,796
    34,869 Pool #180006
           9.25%, 8/01/11.........     36,856
       678 Gold Pool #E20261
           7.50%, 9/01/11.........        696
   165,159 Gold Pool #E00678
           6.50%, 6/01/14.........    171,215
 7,384,905 Gold Pool #E01386
           5.00%, 6/01/18.........  7,403,100
 1,751,689 Gold Pool #E01425
           4.50%, 8/01/18.........  1,722,478
 2,715,889 Gold Pool #E99778
           4.50%, 9/01/18.........  2,670,599
 3,089,771 Gold Pool #B14178
           4.00%, 5/01/19.........  2,966,285
 3,023,817 Gold Pool #G18044
           4.50%, 3/01/20.........  2,971,493
 1,785,143 Gold Pool #J02698
           5.50%, 11/01/20........  1,807,184
   832,829 Gold Pool #J00740
           5.50%, 12/01/20........    843,112
 2,549,184 Gold Pool #G18114
           5.50%, 5/01/21.........  2,580,390
     3,746 Gold Pool #G00800
           7.00%, 11/01/26........      3,939
    43,550 Gold Pool #C29166
           7.00%, 7/01/29.........     45,782
   165,494 Gold Pool #C00896
           7.50%, 12/01/29........    177,042
   107,589 Gold Pool #C01095
           7.00%, 11/01/30........    113,064

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$   26,895 Gold Pool #C46812
           7.50%, 1/01/31... $   28,725
     2,032 Gold Pool #C55047
           7.50%, 7/01/31...      2,169
    76,195 Gold Pool #C60567
           7.00%, 11/01/31..     79,943
   891,487 Gold Pool #C01329
           7.00%, 3/01/32...    935,346
   459,448 Gold Pool #C01345
           7.00%, 4/01/32...    481,320
   423,931 Gold Pool #C01351
           6.50%, 5/01/32...    438,273
   324,636 Gold Pool #C75331
           6.50%, 8/01/32...    335,618
 2,027,267 Gold Pool #G01443
           6.50%, 8/01/32...  2,095,851
 2,780,156 Gold Pool #C01385
           6.50%, 8/01/32...  2,874,211
 1,077,222 Gold Pool #C01403
           6.00%, 9/01/32...  1,096,961
   199,048 Gold Pool #C01396
           6.50%, 9/01/32...    205,782
 1,130,831 Gold Pool #C01404
           6.50%, 10/01/32..  1,169,088
     2,114 Gold Pool #C72811
           6.00%, 11/01/32..      2,153
     6,624 Gold Pool #C01435
           6.00%, 12/01/32..      6,746
   516,442 Gold Pool #C75536
           6.00%, 1/01/33...    525,905
   311,990 Gold Pool #C01500
           6.50%, 1/01/33...    322,545

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

 Principal
  Amount                         Value
-----------                   -----------
            Mortgage-Backed Securities
            (Continued)
$       207 Gold Pool #C75905
            6.50%, 1/01/33... $       214
  4,152,037 Gold Pool #G01513
            6.00%, 3/01/33...   4,228,119
  2,193,345 Gold Pool #C01511
            6.00%, 3/01/33...   2,233,536
    745,637 Gold Pool #C77416
            6.00%, 3/01/33...     759,300
    620,454 Gold Pool #C01647
            4.50%, 10/01/33..     587,092
  1,868,792 Gold Pool #A13973
            5.50%, 10/01/33..   1,868,257
     89,967 Gold Pool #A15024
            6.00%, 10/01/33..      91,500
  4,459,770 Gold Pool #A15479
            5.50%, 11/01/33..   4,458,494
    903,073 Gold Pool #A15851
            5.50%, 12/01/33..     902,815
  2,670,293 Gold Pool #A17572
            4.50%, 1/01/34...   2,525,255
      6,312 Gold Pool #A23982
            5.50%, 6/01/34...       6,306
 11,418,170 Gold Pool #C01847
            5.50%, 6/01/34...  11,407,997
  3,596,001 Gold Pool #A24720
            5.50%, 7/01/34...   3,592,798
  3,371,933 Gold Pool #A25473
            6.00%, 8/01/34...   3,427,447
     18,800 Gold Pool #A26522
            5.50%, 9/01/34...      18,783
  2,011,842 Gold Pool #A31234
            5.50%, 1/01/35...   2,010,050

Principal
 Amount                          Value
----------                     ----------
           Mortgage-Backed Securities
           (Continued)
$2,545,464 Gold Pool #A45093
           5.50%, 5/01/35..... $2,541,196
 5,491,850 Gold Pool #A46630
           5.00%, 8/01/35.....  5,361,874
 3,103,494 Gold Pool #A37876
           5.00%, 9/01/35.....  3,030,044
 1,711,674 Gold Pool #A52726
           5.50%, 8/01/36.....  1,708,356
 3,396,781 Pool #1K1255
           5.82%, 11/01/36 FRN  3,437,608
 3,123,708 Pool #782760
           5.96%, 11/01/36 FRN  3,212,602
     7,398 Gold Pool #A55611
           6.00%, 12/01/36....      7,509
 3,069,184 Pool #1G1477
           5.81%, 1/01/37 FRN.  3,123,464
 3,070,078 Gold Pool #A56599
           6.00%, 1/01/37.....  3,116,239
   882,907 Gold Pool #A61466
           6.00%, 3/01/37.....    896,092
 1,301,369 Pool #1G3588
           5.93%, 4/01/37.....  1,324,006
 3,482,066 Gold Pool #A60379
           5.50%, 5/01/37.....  3,474,877
 1,914,952 Gold Pool #G03077
           5.00%, 7/01/37.....  1,868,511
 2,579,322 Gold Pool #A68027
           6.00%, 7/01/37.....  2,617,841
    30,636 Gold Pool #A64471
           5.00%, 8/01/37.....     29,893
    75,125 Gold Pool #A68271
           6.00%, 11/01/37....     76,247

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

Principal
 Amount                          Value
----------                    ------------
           Mortgage-Backed Securities
           (Continued)
$8,404,000 Gold Pool #A69852
           5.50%, 12/01/37... $  8,386,651
 2,579,878 Gold Pool #A69290
           6.00%, 12/01/37...    2,618,406
                              ------------
                               119,066,046
                              ------------
           Federal National Mortgage
           Association--4.4%
     2,246 Pool #219238
           8.50%, 2/01/09....        2,266
    42,555 Pool #190770
           7.00%, 4/01/09....       42,606
   436,433 Pool #253942
           6.00%, 9/01/16....      447,316
   743,148 Pool #647532
           5.50%, 5/01/17....      754,384
 1,070,009 Pool #555384
           5.50%, 4/01/18....    1,085,910
   722,642 Pool #694970
           5.50%, 4/01/18....      733,381
     1,777 Pool #535497
           6.50%, 8/01/30....        1,842
       791 Pool #549914
           8.50%, 9/01/30....          851
   529,657 Pool #545994
           7.00%, 10/01/32...      557,621
 4,715,645 Pool #938578
           6.00%, 9/01/36....    4,795,139
 3,392,257 Pool #831812
           6.00%, 9/01/36....    3,445,494
 3,173,558 Pool #937594
           5.73%, 5/01/37 FRN    3,221,503
                              ------------
                                15,088,313
                              ------------

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed Securities
          (Continued)
          Government National Mortgage
          Association--1.4%
$  2,450  Pool #27246
          9.00%, 12/15/08.... $  2,482
     707  Pool #34366
          9.50%, 9/15/09.....      731
   3,333  Pool #34704
          9.50%, 10/15/09....    3,443
   2,212  Pool #33765
          9.50%, 10/15/09....    2,285
  49,571  Pool #171774
          9.00%, 9/15/16.....   53,359
   2,430  Pool #290313
          9.50%, 5/15/20.....    2,668
   1,759  Pool #336019
          7.50%, 9/15/22.....    1,875
  68,338  Pool #319650
          7.00%, 11/15/22 FRN   72,481
  46,480  Pool #349306
          8.00%, 2/15/23.....   50,182
  30,514  Pool #376445
          6.50%, 4/15/24.....   31,697
  85,488  Pool #362262
          7.50%, 4/15/24.....   91,226
  18,388  Pool #384069
          7.50%, 4/15/24.....   19,622
   8,131  Pool #780689
          6.50%, 12/15/27....    8,446
 443,506  Pool #464686
          6.50%, 7/15/28.....  460,318
  15,761  Pool #511772
          8.00%, 11/15/30....   17,062

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

Principal
 Amount                                   Value
----------                             ------------
           Mortgage-Backed Securities
           (Continued)
$   25,571 Pool #485393
           7.00%, 4/15/31............. $     27,106
    71,575 Pool #550475
           7.00%, 5/15/31.............       75,872
   721,442 Pool #781336
           6.00%, 10/15/31............      740,366
   274,648 Pool #605619
           6.00%, 7/15/34.............      281,470
 2,879,321 Pool #781830
           5.00%, 11/15/34............    2,838,132
                                       ------------
                                          4,780,823
                                       ------------
           Total Mortgage-Backed
           Securities
           (Cost $138,775,310)........  138,935,182
                                       ------------
           Corporate Bonds--19.2%
           Banks--0.9%
   500,000 Bank of America Corp.*
           5.42%, 3/15/17.............      483,150
   845,000 Capital One Financial Corp.
           6.15%, 9/01/16.............      749,811
 1,800,000 HSBC Holdings, PLC
           6.50%, 9/15/37.............    1,744,612
                                       ------------
                                          2,977,573
                                       ------------
           Beverages--0.6%
 1,960,000 Diageo Finance BV
           5.50%, 4/01/13.............    1,990,758
                                       ------------
           Chemicals--0.4%
 1,248,000 EI Du Pont de Nemours
           & Co.
           5.25%, 12/15/16............    1,227,870
                                       ------------

Principal
 Amount                                      Value
----------                                -----------
           Corporate Bonds (Continued)
           Computers--0.4%
$1,272,000 IBM Corp.
           7.00%, 10/30/25............... $ 1,424,872
                                          -----------
           Diversified Financial Services--5.1%
 1,223,000 American General Finance
           Corp., Series H
           5.38%, 10/01/12...............   1,208,219
   596,000 Caterpillar Financial Services
           Corp.
           4.30%, 6/01/10................     593,848
   838,000 CIT Group, Inc.
           5.40%, 2/13/12................     790,256
 1,653,000 Citigroup, Inc.
           5.10%, 9/29/11................   1,662,204
   846,000 Citigroup, Inc.
           6.00%, 10/31/33...............     783,377
 3,311,000 General Electric Capital Corp.
           6.00%, 6/15/12................   3,471,047
 1,381,000 Goldman Sachs Group, Inc.
           (The)
           5.63%, 1/15/17................   1,348,651
 1,152,000 Goldman Sachs Group, Inc.
           (The)
           6.35%, 2/15/34................   1,040,394
 1,046,000 JPMorgan Chase & Co.
           5.38%, 10/01/12...............   1,064,608
 1,895,000 John Deere Capital Corp.
           7.00%, 3/15/12................   2,063,437
 1,130,000 Merrill Lynch & Co., Inc.
           3.92%, 3/02/09 FRN............   1,092,202
 2,183,000 Morgan Stanley
           6.60%, 4/01/12................   2,293,726
                                          -----------
                                           17,411,969
                                          -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Electric--0.9%
$2,053,000 Carolina Power & Light Co.
           5.13%, 9/15/13............. $2,056,960
   992,000 Exelon Corp.
           4.90%, 6/15/15.............    933,787
                                       ----------
                                        2,990,747
                                       ----------
           Food--0.2%
   682,000 General Mills, Inc.
           5.70%, 2/15/17.............    673,384
                                       ----------
           Insurance--1.3%
 1,492,000 American International
           Group, Inc.
           5.60%, 10/18/16............  1,482,469
 1,301,000 Hartford Financial Services
           Group, Inc.
           5.38%, 3/15/17.............  1,257,155
   690,000 Prudential Financial, Inc.
           5.50%, 3/15/16.............    684,546
 1,340,000 Prudential Financial, Inc.
           5.70%, 12/14/36............  1,188,242
                                       ----------
                                        4,612,412
                                       ----------
           Lodging--1.0%
 3,221,000 Seminole Indian Tribe of
           Florida*
           5.80%, 10/01/13............  3,290,928
                                       ----------
           Media--1.7%
 1,690,000 British Sky Broadcasting
           Group PLC
           6.88%, 2/23/09.............  1,722,843
 1,325,000 Comcast Corp.
           5.90%, 3/15/16.............  1,333,071

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  904,000 News America Holdings, Inc.
           9.25%, 2/01/13............. $1,056,685
 1,905,000 Time Warner, Inc.
           5.50%, 11/15/11............  1,912,808
                                       ----------
                                        6,025,407
                                       ----------
           Mining--0.2%
   753,000 Alcoa, Inc.
           5.55%, 2/01/17.............    730,535
                                       ----------
           Oil & Gas--0.5%
 1,750,000 Devon Financing Corp. ULC
           6.88%, 9/30/11.............  1,874,059
                                       ----------
           Pharmaceuticals--1.5%
 2,282,000 Abbott Laboratories
           5.60%, 5/15/11.............  2,363,340
 2,746,000 Eli Lilly & Co.
           5.20%, 3/15/17.............  2,743,795
                                       ----------
                                        5,107,135
                                       ----------
           Real Estate Investment Trusts--0.2%
   477,000 Simon Property Group LP
           5.60%, 9/01/11.............    478,558
   292,000 Simon Property Group LP
           5.25%, 12/01/16............    271,698
                                       ----------
                                          750,256
                                       ----------
           Retail--0.8%
 1,629,000 Home Depot, Inc.
           5.40%, 3/01/16.............  1,543,395
 1,386,000 Wal-Mart Stores, Inc.
           5.25%, 9/01/35.............  1,229,401
                                       ----------
                                        2,772,796
                                       ----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

Principal
 Amount                                Value
----------                          -----------
           Corporate Bonds (Continued)
           Software--0.9%
$1,770,000 Intuit, Inc.
           5.40%, 3/15/12.......... $ 1,797,706
 1,200,000 Oracle Corp. and Ozark
           Holding, Inc.
           5.00%, 1/15/11..........   1,215,869
                                    -----------
                                      3,013,575
                                    -----------
           Telecommunications--2.2%
 1,650,000 AT&T, Inc.
           6.80%, 5/15/36..........   1,785,445
 1,401,000 Global Crossing Ltd.
           8.70%, 11/15/08(a)......          --
   608,000 Verizon Global Funding
           Corp.
           7.25%, 12/01/10.........     651,734
   936,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30.........   1,097,799
 2,110,000 Verizon Virginia, Inc.,
           Series A
           4.63%, 3/15/13..........   2,038,076
 1,963,000 Vodafone Group PLC
           5.63%, 2/27/17..........   1,954,665
 1,406,000 Williams Communication
           Group, Inc.
           10.88%, 10/01/09(a).....          --
                                    -----------
                                      7,527,719
                                    -----------
           Transportation--0.4%
 1,326,000 Union Pacific Corp.
           4.88%, 1/15/15..........   1,263,849
                                    -----------
           Total Corporate Bonds
           (Cost $68,955,715)......  65,665,844
                                    -----------

 Principal
  Amount                                 Value
-----------                           -----------
            United States Government
            Agencies & Obligations--17.8%
            Federal National Mortgage
            Association--1.8%
$   213,000 6.00%, 5/15/08........... $   214,079
    492,000 6.13%, 3/15/12...........     534,528
  2,681,000 5.13%, 1/02/14...........   2,776,682
  2,674,000 4.88%, 12/15/16(b).......   2,748,821
                                      -----------
                                        6,274,110
                                      -----------
            United States Treasury Bonds--2.8%
  3,084,000 7.13%, 2/15/23...........   3,979,806
  2,210,000 5.38%, 2/15/31(b)........   2,489,877
  3,128,000 4.50%, 2/15/36(b)........   3,143,884
                                      -----------
                                        9,613,567
                                      -----------
            United States Treasury Notes--13.2%
  5,500,000 4.25%, 1/15/11(b)........   5,685,625
  1,650,000 4.63%, 8/31/11(b)........   1,727,344
     55,000 4.63%, 2/29/12(b)........      57,716
  6,969,000 4.00%, 11/15/12(b).......   7,156,835
  2,710,000 4.00%, 2/15/14(b)........   2,768,647
  8,271,000 4.63%, 11/15/16(b).......   8,661,937
  3,930,000 4.75%, 8/15/17(b)........   4,150,756
 14,700,000 4.25%, 11/15/17(b).......  14,956,103
                                      -----------
                                       45,164,963
                                      -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $59,587,402).......  61,052,640
                                      -----------
            Collateralized Mortgage
            Obligations--12.1%
            Federal Home Loan Mortgage Corp.--1.2%
    139,396 Series 1678, Class CA
            6.00%, 2/15/09...........     139,159

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

Principal
 Amount                                   Value
----------                              ----------
           Collateralized Mortgage
           Obligations (Continued)
$   84,387 Series 2726, Class AG
           4.50%, 9/15/22.............. $   84,252
 1,423,891 Series 2985, Class JP
           4.50%, 10/15/15.............  1,421,975
 1,828,135 Series R002, Class AH
           4.75%, 7/15/15..............  1,817,653
   833,071 Series R004, Class AL
           5.13%, 12/15/13.............    837,058
                                        ----------
                                         4,300,097
                                        ----------
           Whole Loan Collateral CMOs--10.9%
   676,045 American Home Mortgage
           Investment Trust,
           Series 2004-1, Class 1A
           5.22%, 4/25/44 FRN..........    676,167
   494,575 Banc of America Mortgage
           Securities, Inc.,
           Series 2004-I, Class 2A2
           4.68%, 10/25/34 FRN.........    482,968
   629,043 Bear Stearns Adjustable Rate
           Mortgage Trust,
           Series 2005-9, Class A1
           4.63%, 10/25/35 FRN.........    619,785
 6,658,377 Bear Stearns ALT-A Trust,
           Series 2005-7, Class 11A1
           5.14%, 8/25/35 FRN..........  6,533,597
   313,148 Bear Stearns ALT-A Trust,
           Series 2006-1, Class 21A1
           5.36%, 2/25/36..............    309,002
   883,035 Bear Stearns ALT-A Trust,
           Series 2006-5, Class 1A1
           5.04%, 8/25/36 FRN..........    806,491

Principal
 Amount                                  Value
----------                             ----------
           Collateralized Mortgage
           Obligations (Continued)
$3,450,000 Countrywide Alternative
           Loan Trust,
           Series 2007-12T1, Class A5
           6.00%, 6/25/37............. $3,126,314
 2,508,709 Countrywide Alternative
           Loan Trust,
           Series 2007-15CB, Class A19
           5.75%, 7/25/37.............  2,377,042
 2,291,364 GMAC Mortgage Corp.
           Loan Trust,
           Series 2004-J2, Class A2
           5.37%, 6/25/34 FRN.........  2,269,100
   207,139 Residential Accredit Loans,
           Inc.,
           Series 2003-QS1, Class A1
           5.00%, 1/25/33.............    203,031
   415,035 Residential Accredit Loans,
           Inc.,
           Series 2004-QA5, Class A1
           4.28%, 12/25/34 FRN........    415,035
   175,283 Residential Accredit Loans,
           Inc.,
           Series 2004-QA6, Class NB1
           4.93%, 12/26/34 FRN........    174,946
   429,905 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2004-14, Class 1A
           5.05%, 10/25/34 FRN........    432,208
 1,571,540 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-22, Class 1A2
           5.25%, 12/25/35............  1,567,974

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

Principal
 Amount                                  Value
----------                             ----------
           Collateralized Mortgage
           Obligations (Continued)
$2,353,221 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36............. $2,349,494
   898,261 Structured Asset Securities
           Corp.,
           Series 2003-8, Class 2A6
           5.00%, 4/25/33.............    885,831
 1,378,579 Structured Asset Securities
           Corp.,
           Series 2005-10, Class 5A8
           5.25%, 12/25/34............  1,322,620
 1,538,248 WaMu Mortgage Pass-
           Through Certificates
           Series 2003-AR9, Class 1A4
           3.70%, 9/25/33.............  1,527,271
 3,081,234 WaMu Mortgage Pass-
           Through Certificates
           Series 2004-AR7, Class B2
           3.94%, 7/25/34 FRN.........  3,089,593
 2,984,617 WaMu Mortgage Pass-
           Through Certificates
           Series 2004-AR9, Class B3
           4.28%, 8/25/34.............  2,959,436
 1,482,012 Wells Fargo Mortgage-
           Backed Securities Trust,
           Series 2004-R, Class B3
           4.44%, 9/25/34 FRN.........  1,464,728
 1,970,805 Wells Fargo Mortgage-
           Backed Securities Trust,
           Series 2005-AR3, Class 1A2
           4.18%, 3/25/35 FRN.........  1,962,000

Principal
 Amount                                  Value
----------                            -----------
           Collateralized Mortgage
           Obligations (Continued)
$1,803,710 Wells Fargo Mortgage-
           Backed Securities Trust,
           Series 2005-AR8, Class 2A1
           4.49%, 6/25/35 FRN........ $ 1,785,846
                                      -----------
                                       37,340,479
                                      -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $41,989,311)........  41,640,576
                                      -----------
           Commercial Mortgage Backed
           Securities--6.8%
 2,779,000 Banc of America Commercial
           Mortgage, Inc.,
           Series 2004-4, Class A3
           4.13%, 7/10/42............   2,756,562
 2,495,000 Banc of America Commercial
           Mortgage, Inc.,
           Series 2006-6, Class A2
           5.31%, 10/10/45...........   2,504,824
 3,463,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36...........   3,662,575
 2,659,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40............   2,634,895
 1,384,374 Bear Stearns Commercial
           Mortgage Securities,
           Series 2005-T20, Class A1
           4.94%, 10/12/42...........   1,381,243

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

Principal
 Amount                                    Value
----------                              -----------
           Commercial Mortgage Backed
           Securities (Continued)
$1,626,575 Citigroup/Deutsche Bank
           Commercial Mortgage Trust,
           Series 2005-CD1, Class A1
           5.05%, 7/15/44.............. $ 1,624,347
 1,347,407 FHLMC Multi-family
           Structured Pass-Through
           Certificates,
           Series K001, Class A3
           8.31%, 1/25/12..............   1,368,280
 2,338,000 GE Capital Commercial
           Mortgage Corp.,
           Series 2003-C1, Class A2
           4.09%, 1/10/38..............   2,319,510
 2,541,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2005-C7, Class A2
           5.10%, 11/15/30.............   2,545,245
 2,670,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2006-C6, Class A2
           5.26%, 9/15/39..............   2,680,003
                                        -----------
           Total Commercial
           Mortgage-Backed
           Securities
           (Cost $23,404,402)..........  23,477,484
                                        -----------
           Asset-Backed
           Securities--1.5%
           Automobile Asset-Backed Securities--1.5%
 1,495,000 Daimler Chrysler Auto Trust,
           Series 2006-C, Class A4
           4.98%, 11/08/11.............   1,507,766

Principal
 Amount                                  Value
----------                             ----------
           Asset-Backed Securities
           (Continued)
$  755,000 Ford Credit Auto Owner
           Trust,
           Series 2007-A, Class A4A
           5.47%, 6/15/12............. $  769,568
 2,809,000 USAA Auto Owner Trust,
           Series 2006-4, Class A4
           4.98%, 10/15/12............  2,832,768
                                       ----------
           Total Asset-Backed
           Securities
           (Cost $5,057,878)..........  5,110,102
                                       ----------
           Trust Preferred Bonds--0.6%
           Banks--0.4%
 1,374,000 Bank of America Corp.
           Capital Trust XI
           6.625%, 5/23/36............  1,336,743
                                       ----------
           Diversified Financial Services--0.2%
   806,000 JPMorgan Chase Capital XXII
           6.45%, 2/02/37.............    717,492
                                       ----------
           Total Trust Preferred Bonds
           (Cost $2,175,005)..........  2,054,235
                                       ----------
           Foreign Government Agencies
           & Obligations--0.4%
 1,270,000 Mexico Government
           International Bond (Mexico)
           5.63%, 1/15/17
           (Cost $1,261,759)..........  1,287,145
                                       ----------
Number of
 Shares
----------
           Common Stocks--0.0%(c)
           Internet--0.0%(c)
       214 Abovenet, Inc..............     16,692
                                       ----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2007

Number of
 Shares                             Value
---------                         ----------
          Common Stocks (Continued)
          Telecommunications--0.0%(c)
      635 XO Holdings, Inc....... $    1,314
                                  ----------
          Total Common Stocks
          (Cost $0)..............     18,006
                                  ----------
          Warrants--0.0%(c)
          Telecommunications--0.0%(c)
      729 Abovenet, Inc.,**
          expiring 09/08/08......         --
      858 Abovenet, Inc.,**
          expiring 09/08/10......         --
    1,270 XO Holdings, Inc.,
          A-CW10,**
          expiring 1/16/10(b)....        266
      953 XO Holdings, Inc.,
          B-CW10,**
          expiring 1/16/10(b)....        124
      953 XO Holdings, Inc,.
          C-CW10,**
          expiring 1/16/10(b)....         48
                                  ----------
          Total Warrants
          (Cost $0)..............        438
                                  ----------
          Money Market Fund--0.4%
1,481,835 BNY Hamilton Money Fund
          (Institutional Shares),
          4.95%(d)
          (Cost $1,481,835)......  1,481,835
                                  ----------

Number of
 Shares                                       Value
----------                                ------------
           Investment of Cash
           Collateral for Securities
           Loaned--15.8%
           Money Market Fund--15.8%
54,333,907 BNY Institutional Cash
           Reserve Fund, 5.02%(e)
           (Cost $54,333,907)(f)......... $ 54,333,907
                                          ------------
           Total Investments
           (Cost $397,022,524)(g)--
           115.1%........................  395,057,394
           Liabilities in excess of other
           assets--(15.1%)...............  (51,947,764)
                                          ------------
           Net Assets--100.0%............ $343,109,630
                                          ------------

FRNFloating Rate Note. Coupon shown was in effect at December 31, 2007. Date represents ultimate maturity date.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
** Non-income producing security.
(a)Issue is currently in default.
(b)Security, or a portion thereof, was on loan at December 31, 2007.
(c)Less than one tenth of a percent.
(d)Represents annualized 7 day yield at December 31, 2007.
(e)Interest Rate shown reflects the yield as of December 31, 2007.
(f)At December 31, 2007, the total market value of the Fund's securities on loan was $53,525,862 and the total value of the collateral held by the Fund was $54,333,907.
(g)The cost for Federal income tax purposes is $397,753,144. At December 31, 2007, net unrealized depreciation was $2,695,750 based on cost for Federal income tax purposes. This consists of aggregate gross unrealized appreciation of $3,164,641 and aggregate gross unrealized depreciation of $5,860,391.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         December 31, 2007

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds--93.6%
           Advertising--0.7%
$  595,000 Affinion Group, Inc.
           10.13%, 10/15/13(a)..... $  604,669
   250,000 R.H. Donnelley Corp.
           6.88%, 1/15/13(a).......    225,000
   395,000 R.H. Donnelley Corp.
           Series A-2
           6.88%, 1/15/13(a).......    355,500
   125,000 R.H. Donnelley Corp.*
           8.88%, 10/15/17.........    116,250
                                    ----------
                                     1,301,419
                                    ----------
           Aerospace/Defense--0.7%
   965,000 L-3 Communications Corp.
           7.63%, 6/15/12..........    992,744
   390,000 Transdigm, Inc.
           7.75%, 7/15/14..........    397,800
                                    ----------
                                     1,390,544
                                    ----------
           Apparel--0.9%
   725,000 Hanesbrands, Inc.
           Series A-2
           8.20%, 12/15/14 FRN.....    721,375
   650,000 Levi Strauss & Co.
           9.75%, 1/15/15..........    651,625
   380,000 Levi Strauss & Co.
           8.89%, 4/01/16..........    369,550
                                    ----------
                                     1,742,550
                                    ----------
           Auto Manufacturers--1.3%
 3,120,000 General Motors Corp.
           8.38%, 7/15/33(a).......  2,527,200
                                    ----------

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Auto Parts & Equipment--1.2%
$  365,000 Goodyear Tire & Rubber Co.
           (The)*
           8.66%, 12/01/09 FRN........ $  369,563
   827,000 Goodyear Tire & Rubber Co.
           (The)*
           8.63%, 12/01/11............    866,282
   623,000 Goodyear Tire & Rubber Co.
           (The)
           9.00%, 7/01/15(a)..........    663,495
   345,000 Tenneco, Inc.
           8.13%, 11/15/15............    343,275
                                       ----------
                                        2,242,615
                                       ----------
           Beverages--0.6%
 1,035,000 Constellation Brands, Inc.
           8.38%, 12/15/14............  1,042,763
                                       ----------
           Chemicals--2.4%
   105,000 Arco Chemical Co.
           10.25%, 11/01/10...........    109,725
   652,000 Huntsman LLC
           11.63%, 10/15/10...........    692,750
 2,535,000 Ineos Group Holdings PLC
           (Great Britain)*
           8.50%, 2/15/16(a)..........  2,268,825
   475,000 Mosaic Co. (The)*
           7.63%, 12/01/14............    510,625
   150,000 Mosaic Co. (The)*
           7.88%, 12/01/16............    162,750
   825,000 Reichmold Industries, Inc.*
           9.00%, 8/15/14.............    825,000
                                       ----------
                                        4,569,675
                                       ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Commercial Services--4.7%
$  225,000 Aramark Corp.
           8.41%, 2/01/15 FRN.......... $  220,500
 1,100,000 Aramark Corp.
           8.50%, 2/01/15..............  1,119,250
 1,515,000 Corrections Corp. of America
           7.50%, 5/01/11..............  1,541,512
   315,000 Deluxe Corp.
           7.38%, 6/01/15..............    315,000
    70,000 Hertz Corp.
           8.88%, 1/01/14..............     71,313
 1,175,000 Hertz Corp.
           10.50%, 1/01/16(a)..........  1,222,000
   555,000 Service Corp. International
           6.75%, 4/01/15..............    550,838
   915,000 United Rentals NA, Inc.
           6.50%, 2/15/12..............    834,938
 2,266,000 United Rentals NA, Inc.
           7.75%, 11/15/13.............  1,971,419
 1,140,000 Valassis Communication, Inc.
           8.25%, 3/01/15(a)...........  1,021,725
                                        ----------
                                         8,868,495
                                        ----------
           Diversified Financial Services--5.7%
   740,000 Buffalo Thunder
           Development Authority*
           9.38%, 12/15/14.............    662,300
   445,000 Ford Motor Credit Co.
           6.63%, 6/16/08..............    438,564
   845,000 Ford Motor Credit Co.
           5.80%, 1/12/09..............    802,261
   985,000 Ford Motor Credit Co.
           7.25%, 10/25/11.............    853,844
   600,000 Ford Motor Credit Co.
           7.99%, 1/13/12 FRN..........    504,400

Principal
 Amount                               Value
----------                         -----------
           Corporate Bonds (Continued)
$  470,000 Ford Motor Credit Co.
           7.00%, 10/01/13........ $   393,073
   680,000 GMAC LLC
           6.88%, 9/15/11.........     582,189
   850,000 GMAC LLC
           6.63%, 5/15/12.........     707,254
   585,000 GMAC LLC
           6.75%, 12/01/14........     472,443
   595,000 GMAC LLC
           8.00%, 11/01/31........     500,318
   410,000 Hawker Beechcraft
           Acquistion Co.*
           8.50%, 4/01/15(a)......     411,025
   315,000 Hawker Beechcraft
           Acquisition Co.*
           8.88%, 4/01/15.........     312,638
 1,475,000 Hexion US Finance Corp.
           9.75%, 11/15/14........   1,600,374
   235,000 Hexion US Finance Corp.
           9.37%, 11/15/14 FRN....     240,875
 1,000,000 NSG Holdings LLC*
           7.75%, 12/15/25........   1,007,500
   105,000 SLM Corp.
           5.45%, 4/25/11.........      96,697
   620,000 SLM Corp.
           5.40%, 10/25/11........     565,538
   660,000 SLM Corp.
           5.13%, 8/27/12.........     590,920
                                   -----------
                                    10,742,213
                                   -----------
           Electric--13.7%
 2,660,000 AES Corp. (The)
           8.00%, 10/15/17........   2,733,149
   730,000 AES Corp. (The)*
           8.75%, 5/15/13.........     765,588

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds (Continued)
$  525,000 Aquila, Inc.
           9.95%, 2/01/11........... $  567,525
 1,250,000 Aquila, Inc.
           14.88%, 7/01/12..........  1,575,000
   810,000 Edison Mission Energy
           7.00%, 5/15/17...........    799,875
   852,346 Elwood Energy LLC
           8.16%, 7/05/26...........    856,323
 1,945,000 Energy Future Holdings
           Corp.*
           10.88%, 11/01/17.........  1,964,450
   335,576 FPL Energy National Wind*
           6.13%, 3/25/19...........    342,206
   142,400 FPL Energy Wind Funding
           LLC*
           6.88%, 6/27/17...........    146,494
   950,000 Intergen NV*
           9.00%, 6/30/17...........  1,004,625
   340,000 Ipalco Enterprises, Inc.
           8.38%, 11/14/08..........    347,650
   137,529 Midwest Generation LLC
           Series A
           8.30%, 7/02/09...........    139,592
 1,152,024 Midwest Generation LLC
           Series B
           8.56%, 1/02/16...........  1,229,786
   715,622 Mirant Mid-Atlantic LLC
           Series B
           9.13%, 6/30/17...........    792,552
 2,005,000 Mirant North America LLC
           7.38%, 12/31/13..........  2,020,037
 2,585,000 NRG Energy, Inc.
           7.38%, 2/01/16...........  2,526,837
 2,130,000 NRG Energy, Inc.
           7.38%, 1/15/17...........  2,082,075

Principal
 Amount                                      Value
----------                                -----------
           Corporate Bonds (Continued)
$  441,000 PSEG Energy Holdings LLC
           8.63%, 2/15/08................ $   444,027
 1,250,000 Reliant Energy, Inc.
           6.75%, 12/15/14...............   1,259,375
   475,000 Sithe/Independence Funding
           Corp. Series A
           9.00%, 12/30/13...............     513,662
 3,850,000 Texas Competitive Electric
           Holdings Co., LLC*
           10.25%, 11/01/15..............   3,830,750
                                          -----------
                                           25,941,578
                                          -----------
           Electrical Components & Equipment--0.4%
   705,000 General Cable Corp.
           7.61%, 4/01/15 FRN............     673,275
   125,000 General Cable Corp.
           7.13%, 4/01/17................     123,125
                                          -----------
                                              796,400
                                          -----------
           Electronics--0.6%
 1,080,000 Flextronics International Ltd.
           (Singapore)
           6.50%, 5/15/13................   1,053,000
                                          -----------
           Entertainment--0.3%
   345,000 Warner Music Group
           7.38%, 4/15/14................     267,375
   265,000 WMG Holdings Corp.
           9.50%, 12/15/14(b)............     170,925
                                          -----------
                                              438,300
                                          -----------
           Food--2.0%
 1,400,000 Del Monte Corp.
           8.63%, 12/15/12...............   1,417,500
   606,000 Delhaize America, Inc.
           9.00%, 4/15/31................     703,673

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  675,000 Smithfield Foods, Inc.
           Series B
           8.00%, 10/15/09............ $  685,125
   400,000 Stater Brothers Holdings
           8.13%, 6/15/12.............    397,000
   505,000 Stater Brothers Holdings
           7.75%, 4/15/15.............    489,850
                                       ----------
                                        3,693,148
                                       ----------
           Forest Products & Paper--1.4%
 1,085,000 Abitibi-Consolidated, Inc.
           (Canada)
           6.95%, 4/01/08(a)..........  1,070,081
   445,000 Abitibi-Consolidated, Inc.
           (Canada)
           8.55%, 8/01/10.............    391,600
   325,000 Boise Cascade LLC
           7.13%, 10/15/14............    316,063
   190,000 NewPage Corp.*
           10.00%, 5/01/12............    191,900
   755,000 Verso Paper Holdings LLC
           Series B
           8.66%, 8/01/14 FRN.........    739,900
                                       ----------
                                        2,709,544
                                       ----------
           Gaming--4.9%
    55,000 Boyd Gaming Corp.
           7.75%, 12/15/12............     55,963
   805,000 Caesars Entertainment, Inc.
           8.88%, 9/15/08.............    836,460
   230,000 Caesars Entertainment, Inc.
           7.88%, 3/15/10.............    217,350

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  840,000 Galaxy Entertainment Finance
           Co., Ltd. (British Virgin
           Island)*
           9.88%, 12/15/12(a).......... $  890,400
   525,000 Harrah's Operating Co., Inc.
           5.38%, 12/15/13.............    399,476
   135,000 Mandalay Resort Group
           9.50%, 8/01/08..............    138,375
 1,540,000 Mashantucket Western
           Pequot Tribe*
           8.50%, 11/15/15.............  1,555,400
 1,405,000 MGM Mirage
           8.50%, 9/15/10..............  1,464,712
   680,000 MGM Mirage*
           6.63%, 7/15/15..............    640,900
   155,000 MGM Mirage
           7.50%, 6/01/16..............    154,225
   390,000 Pokagon Gaming Authority*
           10.38%, 6/15/14.............    421,200
   375,000 San Pasqual Casino*
           8.00%, 9/15/13..............    371,250
   400,000 Seminole Hard Rock
           Entertainment Inc.*
           7.49%, 3/15/14 FRN..........    384,000
   195,000 Seneca Gaming Corp.
           Series B
           7.25%, 5/01/12..............    197,438
   815,000 Shingle Springs Tribal
           Gaming Authority*
           9.38%, 6/15/15..............    794,625
   310,000 Snoqualmie Entertainment
           Authority*
           9.06%, 2/01/14 FRN..........    294,500

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  160,000 Snoqualmie Entertainment
           Authority*
           9.13%, 2/01/15.............. $  155,200
   395,000 Wynn Las Vegas LLC
           6.63%, 12/01/14.............    390,063
                                        ----------
                                         9,361,537
                                        ----------
           Healthcare--Products--0.5%
   185,000 Universal Hospital Services,
           Inc.
           8.29%, 6/01/15 FRN..........    185,925
   835,000 Universal Hospital Services,
           Inc.
           8.50%, 6/01/15..............    847,525
                                        ----------
                                         1,033,450
                                        ----------
           Healthcare--Services--5.4%
 2,480,000 Community Health Systems,
           Inc.
           8.88%, 7/15/15..............  2,538,899
 1,605,000 HCA, Inc.
           9.13%, 11/15/14.............  1,673,213
 1,915,000 HCA, Inc.
           9.25%, 11/15/16.............  2,015,538
 1,750,000 HCA, Inc.
           9.63%, 11/15/16.............  1,855,000
   800,000 Health Management
           Associates, Inc.
           6.13%, 4/15/16..............    697,517
   765,000 Omega Healthcare Investors
           Inc.
           7.00%, 1/15/16..............    757,350

Principal
 Amount                                  Value
---------                             -----------
          Corporate Bonds (Continued)
$710,000  Omega Healthcare Investors,
          Inc.
          7.00%, 4/01/14............. $   706,450
                                      -----------
                                       10,243,967
                                      -----------
          Holding Companies-Diversified--0.7%
 540,000  Leucadia National Corp.
          7.00%, 8/15/13.............     519,750
 935,000  Leucadia National Corp.
          7.13%, 3/15/17.............     869,550
                                      -----------
                                        1,389,300
                                      -----------
          Insurance--0.8%
 890,000  Crum & Forster Holdings
          Corp.
          7.75%, 5/01/17.............     877,763
 620,000  Fairfax Financial Holdings
          Ltd. (Canada)
          7.75%, 6/15/17(a)..........     610,700
  43,000  Unum Group
          7.63%, 3/01/11.............      45,901
                                      -----------
                                        1,534,364
                                      -----------
          Iron/Steel--0.1%
 150,000  Ryerson, Inc.*
          12.57%, 11/01/14 FRN.......     144,750
 120,000  Ryerson, Inc.*
          12.00%, 11/01/15...........     119,100
                                      -----------
                                          263,850
                                      -----------
          Machinery--Diversified--0.2%
 390,000  Chart Industries, Inc.
          9.13%, 10/15/15............     401,700
                                      -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Media--11.5%
$  465,000 Block Communications, Inc.*
           8.25%, 12/15/15............ $  467,906
   205,000 Charter Communications
           Operating LLC*
           8.00%, 4/30/12.............    198,850
 1,490,000 Charter Communications
           Operating LLC*
           8.38%, 4/30/14.............  1,449,025
   460,000 Clear Channel
           Communications, Inc.
           7.65%, 9/15/10.............    472,795
   350,000 Clear Channel
           Communication, Inc.
           4.40%, 5/15/11.............    301,799
   580,000 Clear Channel
           Communications, Inc.
           5.50%, 9/15/14(a)..........    442,676
    50,000 Dex Media, Inc.
           8.00%, 11/15/13............     47,250
   630,000 Dex Media, Inc.
           9.00%, 11/15/13(b).........    576,450
   160,000 Dex Media West LLC
           Series B
           9.88%, 8/15/13.............    166,800
 4,230,000 Echostar DBS Corp.
           7.13%, 2/01/16.............  4,335,750
 4,340,000 Idearc, Inc.
           8.00%, 11/15/16............  4,003,650
 1,675,000 Kabel Deutschland GmbH
           (Germany)
           10.63%, 7/01/14............  1,767,125
   800,000 LIN Television Corp.
           6.50%, 5/15/13(a)..........    757,000

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$  325,000 LIN Television Corp.
           Sereis B
           6.50%, 5/15/13............. $   307,531
 2,025,000 Mediacom Broadband LLC
           8.50%, 10/15/15............   1,804,781
   680,000 Mediacom LLC
           9.50%, 1/15/13 (a).........     634,950
 1,200,000 Quebecor Media, Inc.
           (Canada)
           7.75%, 3/15/16.............   1,158,000
   960,000 Quebecor Media, Inc.
           (Canada)*
           7.75%, 3/15/16.............     926,400
   395,000 R.H. Donnelley Corp.
           Series A-3
           8.88%, 1/15/16.............     371,300
   725,000 Rogers Cable, Inc. (Canada)
           8.75%, 5/01/32.............     913,744
   750,000 Univision Communications,
           Inc.
           7.85%, 7/15/11.............     750,938
                                       -----------
                                        21,854,720
                                       -----------
           Mining--3.8%
   650,000 CII Carbon LLC*
           11.13%, 11/15/15...........     643,500
   465,000 FMG Finance Property Ltd.
           (Australia)*
           9.12%, 9/01/11 FRN.........     478,950
 1,495,000 FMG Finance Property Ltd.
           (Australia)*
           10.00%, 9/01/13............   1,644,500
 1,265,000 FMG Finance Property Ltd.
           (Australia)*
           10.63%, 9/01/16............   1,454,750

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  795,000 Freeport-McMoRan Cooper
           & Gold, Inc.
           8.25%, 4/01/15............... $  844,688
 2,015,000 Freeport-McMoRan Copper
           & Gold, Inc.
           8.38%, 4/01/17...............  2,166,125
                                         ----------
                                          7,232,513
                                         ----------
           Miscellaneous Manufacturing--1.5%
   195,000 American Railcar Industries,
           Inc.
           7.50%, 3/01/14...............    185,250
   250,000 Bombardier, Inc. (Canada)*
           6.30%, 5/01/14...............    245,625
   950,000 Bombardier, Inc. (Canada)*
           8.00%, 11/15/14..............    997,500
   320,000 Koppers, Inc.
           9.88%, 10/15/13..............    338,400
 1,065,000 SPX Corp.*
           7.63%, 12/15/14..............  1,087,631
                                         ----------
                                          2,854,406
                                         ----------
           Oil & Gas--8.2%
   350,000 Cimarex Energy Co.
           7.13%, 5/01/17...............    345,625
   830,000 Compton Petroleum Finance
           Corp. (Canada)
           7.63%, 12/01/13..............    776,050
 3,260,000 Connacher Oil & Gas Ltd.
           (Canada)*
           10.25%, 12/15/15.............  3,272,224
   745,000 Enterprise Products Operating
           LP
           7.03%, 1/15/68...............    676,470

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$  320,000 Forrest Oil Corp.*
           7.25%, 6/15/19.............. $   323,200
   710,000 Mariner Energy, Inc.
           8.00%, 5/15/17..............     678,938
 2,160,000 OPTI Canada, Inc. (Canada)*
           7.88%, 12/15/14.............   2,122,199
 2,070,000 OPTI Canada, Inc. (Canada)*
           8.25%, 12/15/14(a)..........   2,059,650
 1,255,000 PetroHawk Energy Corp.
           9.13%, 7/15/13..............   1,327,163
   350,000 Pioneer Natural Resource Co.
           6.875%, 5/01/18.............     340,209
   530,000 Sabine Pass LNG LP
           7.25%, 11/30/13.............     508,800
 1,680,000 Sabine Pass LNG LP
           7.50%, 11/30/16.............   1,612,800
   445,000 Swift Energy Co.
           7.13%, 6/01/17..............     424,975
   535,000 United Refining Co.
           10.50%, 8/15/12.............     543,025
   460,000 Western Oil Sands, Inc.
           (Canada)
           8.38%, 5/01/12..............     513,510
                                        -----------
                                         15,524,838
                                        -----------
           Oil & Gas Services--1.2%
 1,190,000 Compagnie Generale de
           Geophysique-Veritas (France)
           7.50%, 5/15/15..............   1,210,825
   250,000 Compagnie Generale de
           Geophysique-Veritas (France)
           7.75%, 5/15/17..............     253,750

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$325,000  Key Energy Services, Inc.*
          8.38%, 12/01/14.............. $  333,938
 620,000  Seitel, Inc.
          9.75%, 2/15/14...............    531,650
                                        ----------
                                         2,330,163
                                        ----------
          Packaging & Containers--0.8%
 965,000  Graphic Packaging
          International Corp.
          9.50%, 8/15/13...............    957,763
 530,000  Silgan Holdings, Inc.
          6.75%, 11/15/13..............    516,750
                                        ----------
                                         1,474,513
                                        ----------
          Pipelines--1.8%
 525,000  Copano Energy LLC
          8.13%, 3/01/16...............    531,563
 665,000  Dynegy Holdings, Inc.
          7.50%, 6/01/15...............    625,100
 795,000  El Paso Natural Gas Co.
          8.38%, 6/15/32...............    935,237
 480,000  MarkWest Energy Partners
          LP, Series B
          8.50%, 7/15/16...............    484,800
 195,000  Targa Resources, Inc.*
          8.50%, 11/01/13..............    189,150
 610,000  Williams Cos., Inc.
          7.13%, 9/01/11(a)............    647,363
                                        ----------
                                         3,413,213
                                        ----------
          Real Estate--0.8%
 405,000  American Real Estate Partners
          LP
          8.13%, 6/01/12...............    394,369

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  465,000 American Real Estate Partners
           LP
           7.16%, 2/15/13............... $  439,425
   605,000 American Real Estate Partners
           LP*
           7.16%, 2/15/13...............    571,725
                                         ----------
                                          1,405,519
                                         ----------
           Real Estate Investment Trust--0.3%
   625,000 Host Marriott LP
           Series Q
           6.75%, 6/01/16...............    618,750
                                         ----------
           Retail--0.5%
   235,000 Asbury Automotive Group,
           Inc.
           7.63%, 3/15/17...............    209,150
   275,000 GSC Holdings Corp.
           8.00%, 10/01/12 FRN..........    287,719
   195,000 Inergy LP/Inergy Finance
           Corp.
           8.25%, 3/01/16...............    202,800
   200,000 Rite Aid Corp.
           8.13%, 5/01/10...............    197,000
                                         ----------
                                            896,669
                                         ----------
           Semiconductors--2.0%
   795,000 Amkor Technology, Inc.
           7.13%, 3/15/11...............    760,219
 1,305,000 Amkor Technology, Inc.
           9.25%, 6/01/16...............  1,314,788
   530,000 Freescale Semiconductor, Inc.
           8.88%, 12/15/14(a)...........    475,675
 1,585,000 Freescale Semiconductor, Inc.
           10.13%, 12/15/16(a)..........  1,315,549
                                         ----------
                                          3,866,231
                                         ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
           Software--0.2%
$  455,000 First Data Corp.*
           9.88%, 9/24/15(a)............ $  423,719
                                         ----------
           Telecommunications--11.2%
 1,850,000 Alltell Communications, Inc.*
           10.38%, 12/01/17.............  1,711,250
 1,305,000 Citizens Communications Co.
           9.25%, 5/15/11...............  1,419,188
   605,000 Citizens Communications Co.
           9.00%, 8/15/31...............    606,513
   670,000 GCI, Inc.
           7.25%, 2/15/14...............    610,538
   622,000 Inmarsat Finance PLC (Great
           Britain)
           7.63%, 6/30/12...............    643,770
   835,000 Inmarsat Finance PLC (Great
           Britain)
           10.38%, 11/15/12.............    815,169
   960,000 Intelsat Corp.
           9.00%, 6/15/16...............    972,000
 1,870,000 Intelsat Subsidiary Holding
           Co. Ltd.
           8.25%, 1/15/13...............  1,888,699
   645,000 Nordic Telephone Co.
           Holdings ApS (Denmark)*
           8.88%, 5/01/16...............    664,350
 1,680,000 NTL Cable PLC (Great
           Britain)
           8.75%, 4/15/14...............  1,675,800

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$  457,000 PanAmSat Corp.
           9.00%, 8/15/14............. $   461,570
   192,000 Qwest Communications
           International, Inc.
           8.37%, 2/15/09 FRN.........     192,960
 1,775,000 Qwest Communications
           International, Inc.
           7.25%, 2/15/11.............   1,783,875
   500,000 Qwest Corp.
           8.24%, 6/15/13 FRN.........     512,500
 1,145,000 Rogers Wireless, Inc.
           (Canada)
           9.63%, 5/01/11.............   1,304,329
 3,260,000 Telecordia Technologies,
           Inc.*
           8.99%, 7/15/12 FRN.........   2,925,849
   345,000 Valor Telecommunication
           Enterprises LLC
           7.75%, 2/15/15.............     364,637
   600,000 Wind Acquisition Finance SA
           (Luxembourg)*
           10.75%, 12/01/15...........     657,000
 1,540,000 Windstream Corp.
           8.63%, 8/01/16.............   1,624,700
   505,000 Windstream Regatta
           Holdings, Inc.*
           11.00%, 12/01/17...........     502,475
                                       -----------
                                        21,337,172
                                       -----------
           Transportation--0.6%
   165,000 Bristow Group, Inc.*
           7.50%, 9/15/17.............     166,650

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2007

Principal
 Amount                             Value
----------                       ------------
           Corporate Bonds (Continued)
$1,070,000 CHC Helicopter Corp.
           (Canada)
           7.38%, 5/01/14....... $  1,016,500
                                 ------------
                                    1,183,150
                                 ------------
           Total Corporate Bonds
           (Cost $181,633,692)..  177,703,188
                                 ------------
           trust preferred bond--0.4%
           Insurance--0.4%
   840,000 AFC Capital Trust I
           Series B
           8.207%, 2/03/27
           (Cost $845,898)......      804,976
                                 ------------

Number of
 Shares
----------
           Money Market Fund--4.7%
 8,980,690 BNY Hamilton Money Fund
           (Institutional Shares), 4.95%(c)
           (Cost $8,980,690)...............    8,980,690
                                            ------------
           Investment Of Cash
           Collateral On Securities
           Loaned--9.2%
           Money Market Fund--9.2%
17,474,266 BNY Institutional Cash
           Reserve Fund, 5.33%(d)
           (Cost $17,474,266)(e)...........   17,474,266
                                            ------------
           Total Investments
           (Cost $208,934,546)(f)--
           107.9%..........................  204,963,120
           Liabilities in excess of other
           assets--(7.9%)..................  (15,101,450)
                                            ------------
           Net Assets--100.0%.............. $189,861,670
                                            ------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
FRNFloating Rate Note. Coupon shown was in effect at December 31, 2007.
(a)Security, or a portion thereof, was on loan at December 31, 2007.
(b)Indicates a security that has a zero coupon that remains in effect until a predetermined Date at which time the stated coupon becomes effective.
(c)Represents annualized 7 day at December 31, 2007.
(d)Interest rate reflects the yield at December 31, 2007.
(e)At December 31, 2007, the total market value of the Fund's securities on loan was $17,023,431 and the total value of the collateral held by the Fund was $17,474,266.
(f)The cost for Federal income tax purposes is $209,833,336. At December 31, 2007, net unrealized depreciation was $4,870,216 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,605,778 and aggregate gross unrealized depreciation of $6,475,994.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         December 31, 2007

 Principal
  Amount                              Value
-----------                        -----------
            United States Government
            Agencies & Obligations--53.5%
            Federal Farm Credit Bank--1.1%
$ 1,195,000 4.63%, 11/19/10....... $ 1,200,682
                                   -----------
            Federal Home Loan Bank--0.9%
  1,040,000 3.63%, 12/17/10.......   1,040,136
                                   -----------
            Federal National Mortgage
            Association--11.6%
  2,735,000 3.88%, 12/10/09.......   2,750,609
  3,150,000 6.00%, 5/15/11........   3,380,284
  6,050,000 4.38%, 3/15/13........   6,158,016
    725,000 5.13%, 1/02/14........     750,875
                                   -----------
                                    13,039,784
                                   -----------
            Tennessee Valley Authority--0.7%
    650,000 6.15%, 1/15/38........     773,347
                                   -----------
            United States Treasury Bonds--1.0%
    900,000 6.13%, 11/15/27.......   1,089,914
                                   -----------
            United States Treasury Notes--38.2%
  3,250,000 5.75%, 8/15/10........   3,467,851
 13,500,000 4.25%, 1/15/11........  13,955,624
  5,575,000 5.00%, 8/15/11........   5,906,016
  5,000,000 4.00%, 11/15/12.......   5,134,765
    550,000 3.88%, 2/15/13........     561,000
  6,090,000 4.00%, 2/15/14........   6,221,793
  4,275,000 4.25%, 8/15/15........   4,387,886
  2,800,000 7.25%, 5/15/16........   3,443,127
                                   -----------
                                    43,078,062
                                   -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $58,908,913)....  60,221,925
                                   -----------

Principal
 Amount                             Value
---------                          --------
          Mortgage-Backed
          Securities--37.8%
          Federal Home Loan Mortgage Corp.--14.7%
$  5,866  Gold Pool #M70034
          7.50%, 6/01/08.......... $  5,932
   3,811  Gold Pool #E00227
          6.00%, 7/01/08..........    3,827
  11,016  Gold Pool #E49415
          6.50%, 7/01/08..........   11,092
  76,313  Gold Pool #M80707
          5.50%, 10/01/08.........   76,628
     195  Pool #160062
          9.50%, 10/01/08.........      198
     272  Pool #160065
          9.50%, 11/01/08.........      276
     287  Pool #160066
          9.75%, 11/01/08.........      292
     703  Pool #251974
          8.50%, 4/01/09..........      704
  10,341  Pool #185964
          8.50%, 2/01/10..........   10,521
  11,153  Gold Pool #E20201
          7.50%, 10/01/10.........   11,452
  46,476  Gold Pool #G10439
          6.50%, 1/01/11..........   47,547
   8,355  Gold Pool #E00417
          7.00%, 2/01/11..........    8,639
  32,845  Gold Pool #G90011
          8.50%, 8/17/11..........   32,846
  25,059  Gold Pool #E00461
          7.50%, 12/01/11.........   25,901
 203,991  Gold Pool #G10644
          8.00%, 12/01/11.........  212,877
  83,850  Gold Pool #C90017
          6.50%, 4/01/13..........   87,134

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2007

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$   14,185 Gold Pool #D90113
           6.50%, 6/01/13.... $   14,740
    26,510 Gold Pool #G11072
           7.50%, 12/01/15...     27,745
    29,966 Gold Pool #G30052
           7.50%, 6/01/16....     32,147
   524,529 Pool #420008
           5.63%, 1/01/17 FRN    529,860
   175,089 Gold Pool #50377
           6.50%, 1/01/17....    181,259
   532,756 Gold Pool #11733
           6.50%, 7/01/17....    551,316
    73,689 Gold Pool #G30080
           7.50%, 8/01/17....     79,040
   200,097 Gold Pool #C90185
           7.50%, 9/01/17....    214,629
   137,877 Gold Pool #D92715
           6.00%, 11/01/18...    141,238
   628,772 Gold Pool #C90241
           6.50%, 12/01/18...    652,119
   246,078 Gold Pool #D94488
           6.50%, 2/01/19....    255,215
     1,076 Pool #555045
           8.00%, 5/01/19....      1,115
 1,086,094 Gold Pool #C90290
           7.00%, 8/01/19....  1,141,833
    27,194 Gold Pool #A01217
           8.50%, 4/01/20....     28,822
   152,852 Pool #390297
           5.63%, 1/01/21 FRN    155,347
   143,537 Gold Pool #C90438
           6.50%, 4/01/21....    148,523

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$  613,316 Gold Pool #C90484
           6.00%, 10/01/21... $  626,808
 1,188,508 Gold Pool #C90492
           6.00%, 11/01/21...  1,214,655
   378,406 Gold Pool #C90503
           6.00%, 12/01/21...    386,730
    39,773 Gold Pool #C00098
           8.00%, 2/01/22....     42,400
    79,794 Gold Pool #G80140
           7.00%, 12/17/22...     84,134
    38,108 Gold Pool #G00356
           7.00%, 6/01/25....     40,055
     6,624 Gold Pool #D67014
           7.50%, 1/01/26....      7,095
    98,164 Gold Pool #G01480
           7.50%, 12/01/26...    104,919
   135,740 Gold Pool #C00490
           8.00%, 1/01/27....    145,206
    75,456 Gold Pool #C20273
           6.00%, 6/01/28....     77,159
     9,888 Gold Pool #C00664
           7.50%, 9/01/28....     10,584
     4,560 Pool #420171
           5.75%, 2/01/30 FRN      4,613
   166,706 Gold Pool #G01130
           8.00%, 2/01/30....    178,460
    48,961 Pool #789483
           7.24%, 6/01/32 FRN     49,076
   444,620 Gold Pool #C69955
           6.50%, 8/01/32....    459,662
   373,341 Pool #1B1150
           3.34%, 9/01/33 FRN    371,932

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2007

Principal
 Amount                          Value
----------                    -----------
           Mortgage-Backed
           Securities (Continued)
$  118,201 Gold Pool #G01601
           4.00%, 9/01/33.... $   108,972
 3,968,850 Gold Pool #A15088
           5.50%, 10/01/33...   3,967,715
   432,078 Gold Pool #A17868
           3.50%, 11/01/33...     386,885
   383,924 Pool #781140
           4.28%, 1/01/34 FRN     391,445
   694,298 Pool #781681
           4.71%, 6/01/34 FRN     689,544
   876,062 Gold Pool #G08006
           6.00%, 8/01/34....     890,485
 1,672,733 Gold Pool #A47056
           5.00%, 9/01/35....   1,633,145
                              -----------
                               16,562,493
                              -----------
           Federal National Mortgage
           Association--17.9%
       259 Pool #195152
           7.00%, 1/01/08....         260
     3,539 Pool #81860
           8.00%, 4/01/09....       3,573
    19,888 Pool #278437
           7.50%, 5/01/09....      20,293
    24,442 Pool #535630
           6.00%, 12/01/10...      24,835
   138,292 Pool #406590
           6.25%, 11/01/12...     142,552
    70,719 Pool #482513
           5.50%, 1/01/14....      71,699
   148,417 Pool #535633
           5.50%, 12/01/14...     150,474
    69,698 Pool #323956
           7.50%, 12/01/14...      74,644

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$586,069  Pool #535377
          8.00%, 6/01/15..... $616,886
 141,183  Pool #535634
          5.50%, 8/01/15.....  143,140
 169,465  Pool #6222
          9.00%, 4/01/16.....  174,870
 557,785  Pool #733886
          5.50%, 12/01/17....  566,591
 684,952  Pool #711995
          4.00%, 9/01/18.....  659,199
 844,340  Pool #252210
          6.50%, 2/01/19.....  875,633
 101,269  Pool #252711
          7.00%, 9/01/19.....  106,807
 210,376  Pool #86688
          5.41%, 10/01/19 FRN  214,129
  78,913  Pool #535760
          6.50%, 3/01/21.....   81,791
 254,981  Pool #254044
          6.50%, 10/01/21....  263,831
 329,311  Pool #254232
          6.50%, 3/01/22.....  340,655
  16,585  Pool #124118
          9.00%, 3/01/22.....   17,944
 343,532  Pool #254354
          7.00%, 5/01/22.....  361,684
  18,426  Pool #159860
          7.50%, 6/01/22.....   19,685
 138,985  Pool #164906
          6.87%, 7/01/22.....  146,005
  31,063  Pool #50748
          7.50%, 6/01/23.....   33,211

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2007

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$146,329  Pool #255052
          4.00%, 11/01/23.... $139,562
  97,862  Pool #334595
          7.50%, 11/01/23....  104,570
  66,379  Pool #326382
          7.00%, 3/01/24.....   69,925
 174,777  Pool #255232
          4.50%, 5/01/24.....  168,945
 143,756  Pool #300404
          7.00%, 5/01/24.....  151,515
   5,974  Pool #64195
          8.35%, 11/01/24 FRN    6,135
  50,577  Pool #70319
          7.85%, 12/01/24 FRN   53,992
 116,846  Pool #308497
          8.00%, 5/01/25.....  125,202
  21,389  Pool #320514
          6.50%, 9/01/25.....   22,221
 563,360  Pool #335054
          6.00%, 1/01/26.....  578,810
 106,730  Pool #446431
          8.50%, 10/01/26....  114,560
 117,792  Pool #415330
          8.00%, 12/01/26....  126,041
 469,171  Pool #504474
          5.55%, 1/01/27 FRN.  479,362
  65,405  Pool #496045
          8.00%, 1/01/28.....   69,937
  35,785  Pool #251498
          6.50%, 2/01/28.....   37,156
  22,056  Pool #403470
          6.00%, 5/01/28.....   22,748

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$486,463  Pool #251991
          7.00%, 8/01/28..... $515,612
  24,562  Pool #441759
          6.00%, 9/01/28.....   25,118
 923,227  Pool #252034
          7.00%, 9/01/28.....  981,013
 539,505  Pool #755598
          5.00%, 11/01/28....  530,557
  41,152  Pool #449154
          6.00%, 12/01/28....   42,085
  76,412  Pool #457916
          7.50%, 12/01/28....   81,752
 337,157  Pool #70849
          5.57%, 1/01/29 FRN.  343,418
 228,597  Pool #252334
          6.50%, 2/01/29.....  237,263
  54,180  Pool #252518
          7.00%, 5/01/29.....   57,560
  31,499  Pool #252570
          6.50%, 7/01/29.....   32,640
  11,937  Pool #535182
          8.00%, 10/01/29....   12,946
  84,384  Pool #569042
          7.50%, 11/01/29....   90,282
  57,465  Pool #530528
          7.26%, 4/01/30 FRN.   57,803
 192,210  Pool #601649
          6.00%, 9/01/31.....  197,251
 598,299  Pool #606866
          5.97%, 10/01/31 FRN  607,546
 210,873  Pool #587839
          6.00%, 10/01/31....  215,088

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2007

Principal
 Amount                         Value
---------                     ----------
          Mortgage-Backed
          Securities (Continued)
$ 88,021  Pool #615519
          6.00%, 11/01/31.... $   89,780
 327,768  Pool #254484
          6.50%, 12/01/31....    339,730
  23,180  Pool #645256
          6.50%, 7/01/32.....     23,964
 100,577  Pool #671175
          5.10%, 2/01/33 FRN.    101,440
 385,699  Pool #701043
          3.97%, 4/01/33 FRN.    385,949
 262,664  Pool #693021
          4.11%, 6/01/33 FRN.    263,784
 747,520  Pool #734329
          4.20%, 6/01/33 FRN.    748,953
 305,603  Pool #555522
          5.00%, 6/01/33.....    298,637
 965,005  Pool #924012.......
          6.50%, 7/01/33.....  1,002,552
 438,430  Pool #738085
          3.45%, 8/01/33 FRN.    438,482
 109,528  Pool #731501
          3.78%, 8/01/33 FRN.    110,416
 192,088  Pool #739499
          3.79%, 9/01/33 FRN.    193,283
 393,637  Pool #746349
          3.33%, 9/01/33 FRN.    392,058
 390,184  Pool #743490.......
          4.00%, 10/01/33....    360,378
 154,409  Pool #753801
          4.24%, 10/01/33 FRN    157,581
 247,898  Pool #776565
          4.00%, 4/01/34.....    228,821

Principal
 Amount                          Value
---------                     -----------
          Mortgage-Backed
          Securities (Continued)
$349,582  Pool #775104
          3.54%, 5/01/34 FRN. $   345,111
 301,674  Pool #552466
          6.32%, 6/01/34 FRN.     306,930
 843,288  Pool #790003
          6.00%, 8/01/34.....     857,503
 191,639  Pool #794797
          4.73%, 10/01/34 FRN     192,013
 573,391  Pool #841068
          4.19%, 11/01/34 FRN     578,764
 411,815  Pool #827804
          6.00%, 3/01/35.....     420,047
 181,965  Pool #866920
          5.36%, 2/01/36 FRN.     186,376
 204,030  Pool #881670
          5.80%, 3/01/36 FRN.     208,560
 460,685  Pool #555255
          6.18%, 4/01/40 FRN.     476,074
                              -----------
                               20,116,192
                              -----------
          Government National Mortgage
          Association--5.2%
  12,270  Pool #367439
          5.50%, 12/15/08....      12,303
  23,730  Pool #360837
          6.50%, 3/15/09.....      24,090
 150,878  Pool #456880
          6.50%, 5/15/13.....     156,338
  44,226  Pool #476328
          7.00%, 6/15/13.....      46,100
  58,981  Pool #483935
          5.50%, 12/15/13....      59,772
  47,791  Pool #2815
          6.00%, 9/20/14.....      48,925

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2007

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$ 34,905  Pool #3005
          7.50%, 11/20/15.... $ 36,464
  54,080  Pool #3018
          7.50%, 12/20/15....   56,495
 350,669  Pool #569502
          5.00%, 1/15/17.....  351,568
  80,508  Pool #583202
          5.50%, 3/15/17.....   81,703
   2,967  Pool #204365
          9.00%, 3/15/17.....    3,201
 817,706  Pool #781586
          4.50%, 4/15/18.....  804,912
  53,196  Pool #247223
          9.00%, 4/15/18.....   57,447
   1,168  Pool #177793
          9.50%, 5/15/19.....    1,280
  47,600  Pool #512821
          6.50%, 6/15/19.....   49,130
   2,304  Pool #284645
          8.50%, 2/15/20.....    2,503
 178,621  Pool #3706
          4.50%, 5/20/20.....  175,370
 217,806  Pool #304288
          7.68%, 1/15/22.....  232,710
  22,434  Pool #8061
          6.13%, 10/20/22 FRN   22,683
   1,569  Pool #319650
          7.00%, 11/15/22....    1,664
  39,951  Pool #356770
          7.50%, 4/15/23.....   42,610
   6,099  Pool #350532
          6.50%, 6/15/23.....    6,335

Principal
 Amount                       Value
---------                    --------
          Mortgage-Backed
          Securities (Continued)
$ 82,930  Pool #351405
          6.50%, 1/15/24.... $ 86,145
   6,925  Pool #359470
          7.00%, 1/15/24....    7,351
 167,013  Pool #8383
          6.38%, 2/20/24 FRN  169,361
  17,849  Pool #376445
          6.50%, 4/15/24....   18,541
   7,051  Pool #386348
          7.50%, 6/15/24....    7,524
 110,056  Pool #780035
          6.50%, 7/15/24....  114,324
  87,032  Pool #2080
          7.50%, 9/20/25....   92,600
 310,555  Pool #437233
          6.38%, 8/15/26....  321,046
  42,902  Pool #780459
          7.00%, 11/15/26...   45,566
  37,894  Pool #2345
          8.50%, 12/20/26...   41,069
  12,964  Pool #464704
          8.00%, 7/15/28....   14,024
 204,771  Pool #604899
          4.00%, 9/15/28....  191,036
 320,360  Pool #80440
          5.63%, 8/20/30 FRN  321,998
  41,342  Pool #564751
          6.00%, 8/15/31....   42,427
 567,246  Pool #3330
          4.50%, 12/20/32...  538,462
 334,604  Pool #3461
          6.50%, 10/20/33...  346,601

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2007

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed
           Securities (Continued)
$  603,822 Pool #623373
           4.50%, 1/20/34.......... $   571,271
   635,098 Pool #616896
           6.00%, 11/15/35.........     650,669
                                    -----------
                                      5,853,618
                                    -----------
           Total Mortgage-Backed
           Securities
           (Cost $42,157,861)......  42,532,303
                                    -----------
           Collateralized Mortgage
           Obligations--6.8%
           Federal Home Loan Mortgage Corp.--2.6%
   557,938 Series 1602-H
           6.50%, 10/15/23.........     565,725
   867,978 Series 1627-PJ
           6.00%, 3/15/23..........     873,200
    90,483 Series 2123-PE
           6.00%, 12/15/27.........      90,832
 1,372,430 Series 2695-UA
           5.50%, 9/15/14..........   1,393,305
                                    -----------
                                      2,923,062
                                    -----------
           Federal National Mortgage
           Association--4.2%
   225,689 Series 1988-15A
           9.00%, 6/25/18..........     244,960
   175,925 Series 1992-136PK
           6.00%, 8/25/22..........     180,477
    36,859 Series 1992-172M
           7.00%, 9/25/22..........      38,345
   615,783 Series 1993-149M
           7.00%, 8/25/23..........     653,202

Principal
 Amount                                       Value
----------                                 ------------
           Collateralized Mortgage
           Obligations (Continued)
$2,215,868 Series 1993-178PK
           6.50%, 9/25/23................. $  2,327,039
    31,155 Series 1993-253H PO
           0.00%, 11/25/23................       26,743
 1,192,392 Series 1993-255E
           7.10%, 12/25/23................    1,284,735
                                           ------------
                                              4,755,501
                                           ------------
           Total Collateralized
           Mortgage Obligations
           (Cost $7,519,911)..............    7,678,563
                                           ------------
Number of
 SHARES
----------
           Money Market Fund--1.1%
 1,284,022 BNY Hamilton Treasury
           Money Fund
           (Institutional Shares) 3.37%(a)
           (Cost $1,284,022)..............    1,284,022
                                           ------------
           Total Investments
           (Cost $109,870,707)(b)--
           99.2%..........................  111,716,813
           Other assets less liabilities--
           0.8%...........................      947,720
                                           ------------
           Net Assets--100.0%............. $112,664,533
                                           ------------

FRNFloating rate note. Coupon shown was in effect at December 31, 2007.
   Maturity date represents ultimate maturity.
PO Principal Only.
(a)Represents annualized 7-day yield at December 31, 2007.
(b)The cost for Federal income tax purposes is $110,371,228. At December 31, 2007, net unrealized appreciation was $1,345,585 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $1,726,823 and aggregate gross unrealized depreciation of $381,238.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         December 31, 2007

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date     Value
----------                                             -------- -------- -------- ----------
           Municipal Bonds--95.7%
           Education--6.6%
$1,500,000 New York State Dormitory Authority
           Revenue.................................... Aaa/AAA    5.00%  7/01/18  $1,640,536
   675,000 New York State Dormitory Authority
           Revenue, Vassar College.................... Aa2/AA     5.00   7/01/15     739,415
 1,000,000 New York State Dormitory Authority
           Revenue, Columbia University............... Aaa/AAA    5.00   7/01/12   1,077,930
 1,500,000 New York State Dormitory Authority Revenue,
           New York University, FGIC Insured+......... Aaa/AAA    5.00   7/01/21   1,589,310
   405,000 New York State Dormitory Authority Revenue,
           Fordham University, FGIC Insured+.......... NR/AAA     5.00   7/01/18     426,813
 1,500,000 New York State Dormitory Authority
           Revenue, New York University, Series A,
           AMBAC Insured+............................. Aaa/AAA    5.50   7/01/09   1,555,050
   500,000 New York State Dormitory Authority
           Revenue, Rochester Institute of Technology,
           AMBAC Insured+............................. Aaa/AAA    5.00   7/01/13     518,070
                                                                                  ----------
                                                                                   7,547,124
                                                                                  ----------
           General Obligations--14.1%
 1,000,000 New York, New York, Series A............... A1/AA-     5.00   8/01/18   1,066,030
   995,000 New York, New York, Series G...............  NR/NR     5.00   8/01/14   1,006,363
 1,000,000 New York, New York, Series M, FSA
           Insured+................................... Aaa/AAA    5.00   4/01/18   1,072,910
 1,000,000 New York State, Series C................... Aa3/AA     5.00   4/15/14   1,075,250
 1,000,000 New York, New York, Series D1.............. Aa3/AA     5.13   12/01/22  1,058,540
 1,000,000 Katonah-Lewisboro, New York, Union Free
           School District, Series B, FGIC Insured+... Aaa/NR     5.00   9/15/15   1,109,470
 1,000,000 New York State, Series A................... Aa3/AA     5.00   3/01/19   1,084,690
 2,750,000 New York State, Series A...................  A2/AA     5.25   3/15/15   2,935,597
 1,500,000 Onondaga County, New York, Series A........ Aa2/AA+    5.00   5/01/17   1,585,335
 1,000,000 Orange County, New York, Series A.......... Aa1/NR     5.00   7/15/19   1,072,550

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2007

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (continued)
$1,000,000 Orange County, New York, Series A........ Aa1/NR     5.00%  7/15/20  $ 1,067,280
   500,000 Rockland County, New York, Series A......  A1/AA     5.00   10/01/15     529,185
   500,000 Salt Verde Financial Corp................ Aa2/AA     5.00   12/01/32     472,760
 1,000,000 Westchester County, New York, Series C... Aaa/AAA    4.00   11/15/15   1,037,890
                                                                                -----------
                                                                                 16,173,850
                                                                                -----------
           Healthcare--6.4%
 1,000,000 New York State Dormitory Authority
           Revenue, Bronx Lebannon Hospital Center.. NR/AA-     4.00   8/15/14    1,014,390
 1,000,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1................................. Aa2/AA     5.00   7/01/11    1,055,420
 3,250,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+.................. Aaa/AAA    5.00   7/01/20    3,440,287
   680,000 New York State Medical Care Facilities
           Finance Agency Revenue, Series A, SONYMA
           Insured+................................. Aa1/NR     6.38   11/15/20     681,435
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA    5.13   11/01/15   1,150,182
                                                                                -----------
                                                                                  7,341,714
                                                                                -----------
           Housing--4.5%
 1,000,000 New York State Mortgage
           Revenue-Homeowner Mortgage, Series 70.... Aa1/NR     5.38   10/01/17   1,037,200
 1,000,000 New York State Mortgage
           Revenue-Homeowner Mortgage, Series 80.... Aa1/NR     5.10   10/01/17   1,021,390
 1,000,000 New York State Mortgage
           Revenue-Homeowner Mortgage, Series 95.... Aa1/NR     5.50   10/01/17   1,030,920
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program..................... Aa3/AA     5.00   12/01/18   1,050,090

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2007

                                                       Moody's
Principal                                                /S&P   Interest  Maturity
 Amount                                                Ratings*   Rate      Date     Value
----------                                             -------- --------  -------- ----------
           Municipal Bonds (continued)
$1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program....................... Aa3/AA     5.00%   12/01/19 $1,046,290
                                                                                   ----------
                                                                                    5,185,890
                                                                                   ----------
           Industrial Development--1.8%
 2,000,000 Troy Industrial Development Authority,
           New York, Series A.........................  A2/A      5.00    9/01/37   2,069,980
                                                                                   ----------
           Other--1.7%
 1,850,000 New York Liberty Development Corp.
           Revenue, (Goldman Sachs Headquarters)...... Aa3/A+     5.00    10/01/15  1,994,504
                                                                                   ----------
           Pre-Refunded/Escrowed Securities--6.3%
     5,000 New York, New York, Series G...............  NR/NR     5.00    8/01/14       5,059
 1,000,000 New York State Dormitory Authority Lease
           Revenue, Series A..........................  A2/A+     5.38    5/15/21   1,103,570
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+, ETM......................... Aaa/AAA    3.34(a) 7/01/10     554,220
   390,000 New York State Environmental Facilities
           Corp., Series C, ETM....................... Aaa/AAA    5.25    6/15/12     397,601
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B, MBIA Insured+.............. Aaa/AAA    5.25    4/01/16   1,075,880
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A.....  A1/AA     5.38    3/15/17   1,074,051
   750,000 Suffolk County, New York, Series B, FGIC
           Insured+................................... Aaa/AAA    5.00    10/01/13    788,063
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y, ETM............. Aa3/AAA    6.00    1/01/12   1,067,520
 1,000,000 Triborough Bridge & Tunnel Authority, NY... Aa2/AAA    5.25    1/01/28   1,136,469
                                                                                   ----------
                                                                                    7,202,433
                                                                                   ----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2007

                                                      Moody's
Principal                                               /S&P   Interest  Maturity
 Amount                                               Ratings*   Rate      Date      Value
----------                                            -------- --------  -------- -----------
           Municipal Bonds (continued)
           Special Tax--14.7%
$2,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, FGIC
           Insured+.................................. Aaa/AAA    5.25%   11/15/15 $ 2,139,840
 1,000,000 Nassau County, New York Interim Finance
           Authority, MBIA Insured+.................. Aaa/AAA    5.00    11/15/16   1,093,970
 1,500,000 Nassau County, New York Interim Finance
           Authority Sales Tax, Series A, AMBAC
           Insured+.................................. Aaa/AAA    5.00    11/15/17   1,615,140
 1,500,000 Nassau County, New York Interim Finance
           Authority, Series B, AMBAC Insured+....... Aaa/AAA    5.00    11/15/16   1,615,140
 1,755,000 New York City Transitional Finance
           Authority, Series A....................... Aaa/AA1    5.50    11/15/17   1,912,546
   500,000 New York City Transitional Finance
           Authority, Series B, MBIA-IBC Insured+.... Aaa/AAA    4.75    11/15/15     507,660
 1,000,000 New York City Transitional Finance
           Authority, Series C....................... Aa2/AA+    5.38    2/01/13    1,068,700
 1,000,000 New York City Transitional Finance
           Authority, Series C....................... Aa2/AA+    5.38    2/15/14    1,074,130
 1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A..................................  NR/AA     5.00    3/15/16    1,068,350
 2,500,000 New York State Local Government Assistance
           Corp Series A............................. Aa3/AAA    5.00    4/01/18    2,729,550
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1, FSA Insured+........... Aaa/AAA    5.00    4/01/13    2,162,060
                                                                                  -----------
                                                                                   16,987,086
                                                                                  -----------
           State Appropriation--13.4%
 1,000,000 New York Metropolitan Transporation
           Authority, Series N, FGIC Insured+........ Aaa/AAA    3.37(a) 7/01/11      892,680
 1,000,000 New York State Dormitory Authority
           Revenue................................... NR/AA-     5.00    7/01/18    1,065,910

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2007

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Municipal Bonds (continued)
$1,000,000 New York State Dormitory Authority
           Revenue.................................... NR/AA-     5.00%  7/01/19  $ 1,068,120
 2,370,000 New York State Dormitory Authority
           Revenue, City University Construction,
           Series A, FGIC-TCRS Insured+............... Aaa/AAA    5.75   7/01/18    2,666,273
 1,500,000 New York State Dormitory Authority
           Revenue, Series B.......................... A1/AA-     5.25   11/15/23   1,604,430
   500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, CAPMAC-ITC
           Insured+................................... Aaa/AAA    5.25   5/15/15      544,530
 1,500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, MBIA-IBC Insured+.... Aaa/AAA    5.88   5/15/11    1,627,890
   800,000 New York State Dormitory Authority
           Revenue, State University, MBIA-IBC
           Insured+................................... Aaa/AAA    5.00   5/15/15      813,440
 1,105,000 New York State Dormitory Authority
           Revenue, Upstate Community College,
           AMBAC Insured+............................. Aaa/AAA    5.00   7/01/14    1,144,935
 1,000,000 New York State Thruway Authority, Local
           Highway and Bridges........................ A1/AA-     5.50   4/01/14    1,077,470
 1,000,000 New York State Thruway Authority, Highway
           and Bridges, General Purpose, Series B, FSA
           Insured+................................... Aaa/AAA    4.75   4/01/19    1,042,460
 1,855,000 New York State Urban Development Corp...... Aaa/AAA    5.50   7/01/16    1,877,019
                                                                                  -----------
                                                                                   15,425,157
                                                                                  -----------
           Transportation--12.8%
 1,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+.................... Aaa/AAA    4.50   4/01/18    1,070,120
 1,000,000 New York Metropolitan Transportation
           Authority, Series A........................  A2/A      5.00   11/15/17   1,077,200

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2007

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (continued)
$1,000,000 New York State Thruway Authority General
           Revenue, Series F, AMBAC Insured+............. Aaa/AAA    5.00%  1/01/19  $ 1,069,900
 2,000,000 Port Authority of New York & New Jersey,
           Series 125, FSA Insured+...................... Aaa/AAA    5.00   10/15/19   2,123,320
 1,000,000 Port Authority of New York & New Jersey,
           Series 128, FSA Insured+...................... Aaa/AAA    5.00   11/01/18   1,067,670
 1,000,000 Port Authority of New York & New Jersey,
           Series 140, FSA Insured+...................... Aaa/AAA    5.00   12/01/19   1,074,370
 1,000,000 Port Authority of New York & New Jersey,
           Series 142.................................... A1/AA-     5.00   7/15/21    1,056,880
 1,000,000 Puerto Rico Highway & Transportation
           Authority, Series Y, MBIA Insured+............ Aaa/AAA    6.00   7/01/11    1,064,730
 1,000,000 Triborough Bridge & Tunnel Authority.......... Aa2/AA-    5.25   11/15/15   1,116,770
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A..................... Aa3/AA-    5.25   1/01/16    1,065,560
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B..................... Aa2/AA-    5.25   11/15/16   2,157,300
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B..................... Aa3/AA-    5.25   11/15/17     834,156
                                                                                     -----------
                                                                                      14,777,976
                                                                                     -----------
           Utilities--13.4%
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B............. Baa1/A-    5.25   6/01/14    2,184,280
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series E, MBIA
           Insured+...................................... Aaa/AAA    5.00   12/01/18   1,083,790
   850,000 Long Island Power Authority, New York
           Electric System Revenue, Series F, MBIA
           Insured+...................................... Aaa/AAA    4.00   5/01/12      874,055
 1,500,000 New York State Environmental Facilities Corp.,
           Clean Water Revolving Funds, New York City
           Municipal Water Project, Series D............. Aaa/AAA    5.25   6/15/14    1,658,880

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2007

                                                      Moody's
Principal                                               /S&P   Interest  Maturity
 Amount                                               Ratings*   Rate      Date      Value
----------                                            -------- --------  -------- ------------
           Municipal Bonds (continued)
$1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E....................... Aa1/AA-    5.38%   6/15/15  $  1,080,570
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A Aaa/AAA    7.00    6/15/12       150,474
     5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C Aa2/A+     7.20    3/15/11         5,051
 1,000,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA    5.25    6/15/17     1,075,020
   775,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA    5.25    6/15/19       828,181
   110,000 New York State Environmental Facilities
           Corp., Unrefunded Balance, Series C....... Aaa/AAA    5.25    6/15/12       112,144
 2,500,000 New York State Power Authority, Series A.. Aa2/AA-    5.00    11/15/17    2,701,424
 1,450,000 New York State Power Authority, Series A.. Aa2/AA-    5.25    11/15/16    1,583,067
 1,000,000 New York State Power Authority, Series A,
           FGIC Insured+............................. Aaa/AAA    5.00    11/15/20    1,064,520
 1,000,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+......... Aaa/AAA    4.00    6/01/14     1,032,150
                                                                                  ------------
                                                                                    15,433,606
                                                                                  ------------
           Total Municipal Bonds
           (Cost $107,494,321).......................                              110,139,320
                                                                                  ------------
Number of
 Shares
----------
           Money Market Fund--4.0%
 4,638,937 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $4,638,937).........................            2.90(b)             4,638,937
                                                                                  ------------
           Total Investments
           (Cost $112,133,258)(c)--99.7%.............                              114,778,257
           Other assets less liabilities--0.3%.......                                  309,556
                                                                                  ------------
           Net Assets--100.0%........................                             $115,087,813
                                                                                  ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2007

AMBAC    American Municipal Bond Assurance Corp.
CAPMAC-ITCCapital Markets Assurance Corp.--Insured Trust Certificate.
ETM      Escrowed to maturity.
FGIC     Financial Guaranty Insurance Company.
FSA      Federal Security Association.
MBIA     Municipal Bond Investor Assurance.
MBIA-IBC Insured Bond Certificate
NR       Not Rated.
SONYMA   State of New York Mortgage Authority
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2007.
(b)      Represents annualized 7 day yield at December 31, 2007.
(c)      The cost for Federal income tax purposes is $112,133,195. At
         December 31, 2007, net unrealized appreciation was $2,645,062 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,665,208 and aggregate gross unrealized depreciation of $20,146.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         December 31, 2007

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date     Value
----------                                               -------- -------- -------- ----------
           Municipal Bonds--97.6%
           Education--15.0%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............. Aaa/AAA    4.75%  6/01/16  $2,073,400
 1,260,000 Connecticut State Health & Educational
           Facility Authority Revenue, Series H,
           FSA Insured+................................. Aaa/AAA    5.00   11/01/14  1,383,808
 1,000,000 Indiana State Finance Authority Revenue
           (Collegiate Project)......................... Aa2/AA     5.00   5/01/15   1,083,910
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+................................ Aaa/AAA    5.00   8/01/11   1,510,500
 2,825,000 Metropolitan Govt. Nashville and Davidson
           County, Tennessee, H & E Facility
           (Vanderbilt University)...................... Aa2/AA     5.00   10/01/19  2,944,243
 1,410,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Macalester College),
           Series 6B.................................... Aa3/NR     5.00   3/01/14   1,529,836
   100,000 New Jersey State Educational Facilities
           Authority Revenue (Rowan University),
           Series C, FGIC Insured+...................... Aaa/AAA    5.25   7/01/13     107,839
 2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A...... Aaa/AAA    5.25   7/01/21   2,161,620
 2,000,000 Private Colleges & Universities Authority,
           Georgia Revenues, Emory University,
           Series A..................................... Aa2/AA     5.00   9/01/18   2,150,580
    90,000 Socorro, Texas, Independent School District,
           PSF-GTD Insured+............................. NR/AAA     5.38   8/15/19      95,502
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+..................... Aaa/AAA    5.50   10/01/14  1,098,240
 1,000,000 Swarthmore Borough Authority, Pennsylvania
           (Swarthmore College)......................... Aaa/AA+    5.00   9/15/08   1,014,170
 1,000,000 Swarthmore Borough Authority, Pennsylvania
           (Swarthmore College)......................... Aaa/AA+    5.25   9/15/09   1,036,580

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2007

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  280,000 Texas A & M University Revenue................ Aa1/AA+    5.00%  5/15/08  $   280,434
 1,450,000 Texas A & M University Revenue, Series A...... Aa1/AA+    5.38   5/15/15    1,552,399
   810,000 Texas A & M University Revenue, Series A...... Aa1/AA+    5.38   5/15/15      862,391
 2,000,000 Texas Technical University Revenue, Series 9,
           AMBAC Insured+................................ Aaa/AAA    5.00   2/15/12    2,128,219
 2,405,000 University of Maryland, Auxiliary Facilities &
           Tuition Revenue, Series A..................... Aa2/AA     5.00   4/01/17    2,564,620
 2,000,000 University of Missouri, Series A.............. Aa2/AA     5.00   11/01/12   2,154,640
 2,000,000 University of Nebraska, Lincoln Student Fees &
           Facilities, Series B.......................... Aa2/AA-    5.00   7/01/28    2,059,580
 1,665,000 University of Virginia, Series B.............. Aaa/AAA    5.00   6/01/18    1,756,092
                                                                                     -----------
                                                                                      31,548,603
                                                                                     -----------
           General Obligations--31.9%
 1,800,000 Anchorage, Alaska, Series A, MBIA
           Insured+...................................... Aaa/AAA    5.50   6/01/20    1,965,330
 3,000,000 Austin, Texas................................. Aa1/AAA    5.00   9/01/17    3,178,800
 1,000,000 Bushland, Texas, Independent School District,
           PSF-GTD Insured+.............................. NR/AAA     5.00   2/15/28    1,027,200
 5,000,000 California State Economic Recovery,
           Series A...................................... Aa3/AA+    5.00   7/01/15    5,425,100
 2,800,000 Charlotte, North Carolina, Series C........... Aaa/AAA    5.00   4/01/13    3,033,912
 5,000,000 Chicago, Illinois, Series A, FSA Insured+..... Aaa/AAA    5.00   1/01/14    5,425,250
 1,110,000 Chicago, Illinois, Series I, AMBAC
           Insured+...................................... Aaa/AAA    5.00   12/01/17   1,210,966
 7,400,000 City of New York, XLCA Insured+............... Aaa/AAA    5.00   9/01/22    7,799,082
 2,000,000 City of New York, Series D1................... Aa3/AA     5.13   12/01/22   2,117,080
 2,000,000 Connecticut State, Series E, FSA Insured+..... Aaa/AAA    5.50   11/15/13   2,188,920
 2,000,000 Durham County, North Carolina, Series B....... Aaa/AAA    5.00   4/01/15    2,120,660
 1,000,000 Garden State Preservation Trust, Series C,
           FSA Insured+.................................. Aaa/AAA    5.13   11/01/16   1,114,630
 3,000,000 Houston, Texas, Independent School District,
           Series A, PSF-GTD Insured+.................... Aaa/AAA    5.00   2/15/19    3,189,420

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2007

                                                       Moody's
Principal                                                /S&P   Interest  Maturity
 Amount                                                Ratings*   Rate      Date      Value
----------                                             -------- --------  -------- -----------
           Municipal Bonds (Continued)
$3,000,000 Illinois FIRST Series...................... Aa3/AA     5.25%   10/01/15 $ 3,235,920
 1,505,000 Katy, Texas, Independent School District,
           Series B, PSF-GTD Insured+................. Aaa/AAA    4.08(a) 2/15/16    1,083,570
 1,575,000 Klein, Texas, Independent School District,
           PSF-GTD Insured+........................... Aaa/AAA    5.00    8/01/19    1,660,538
 3,785,000 Massachusetts State, Series D, MBIA
           Insured+................................... Aaa/AAA    5.50    10/01/20   4,359,790
 1,300,000 Ohio State Revenue, AMBAC Insured+......... Aaa/AAA    5.00    10/01/11   1,381,068
 3,000,000 Plano, Texas, Independent School District,
           PSF-GTD Insured+........................... Aaa/AAA    5.00    2/15/18    3,200,911
 3,260,000 Royse City Independent School District,
           Texas, PSF-GTD Insured+.................... NR/AAA     3.89(a) 8/15/14    2,532,466
 5,000,000 Washington State, Arizona, Series C,
           AMBAC Insured+............................. Aaa/AAA    5.00    1/01/17    5,469,700
 4,355,000 Will County Community School District No
           161, Summit Hill, Illinois, FGIC Insured+.. Aaa/NR     5.00    1/01/23    4,548,318
                                                                                   -----------
                                                                                    67,268,631
                                                                                   -----------
           Housing--11.3%
 1,740,000 California Statewide Community Development
           Authority Revenue.......................... Aaa/AAA    5.25    7/01/15    1,895,695
 1,210,000 Colorado Housing & Finance Authority Single
           Family Mortgage, Class I-A-4............... Aaa/AAA    4.90    11/01/11   1,256,307
 1,115,000 Illinois Housing Development Authority,
           GNMA Insured+.............................. NR/AAA     4.13    10/20/16   1,122,593
 3,000,000 Kentucky Housing Revenue Corp., Series B... Aaa/AAA    4.80    7/01/20    2,995,800
   715,000 Maine State Housing Authority, Housing
           Mortgage Finance Program, Series C......... Aa1/AA+    5.30    11/15/23     733,697
 3,000,000 Maine State Housing Authority, Series D-2.. Aa1/AA+    4.75    11/15/21   2,963,850
 2,945,000 Mississippi Home Corp., Single Family
           Mortgage Revenue, Series B-2............... Aaa/NR     4.38    12/01/18   2,892,255

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2007

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  890,000 Missouri State Housing Development, Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA/FNMA
           Insured+.....................................  NR/AAA    5.05%  9/01/24  $   891,584
 1,165,000 Nebraska Housing Finance Authority, Single
           Family Mortgage, Series D, GNMA/FNMA/
           FHLMC Insured+...............................  NR/AAA    5.25   9/01/22    1,178,363
 1,720,000 Nebraska Investment Finance Authority, Single
           Family Mortgage, Series A, GNMA/FNMA/
           FHLMC Insured+...............................  NR/AAA    4.70   9/01/21    1,690,966
 1,500,000 New York State Mortgage Agency,
           Series 101...................................  Aa1/NR    5.00   10/01/18   1,519,830
 1,000,000 Pennsylvania Housing Finance Agency, Single
           Family Mortgage, Series 73B.................. Aa2/AA+    5.00   4/01/16    1,033,210
 1,000,000 Puerto Rico Housing Finance Authority........  Aa3/AA    5.00   12/01/11   1,057,810
 1,925,000 Texas State Department of Housing and
           Community Affairs, Series A,
           GNMA/FNMA/MBIA Insured+...................... Aaa/AAA    5.45   9/01/23    1,956,147
   705,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+................................. Aaa/AAA    4.85   5/01/11      707,298
                                                                                    -----------
                                                                                     23,895,405
                                                                                    -----------
           Other--8.7%
 2,500,000 Dutchess County Industrial Development
           Agency, IBM Project, New York................  A1/A+     5.45   12/01/29   2,594,475
 5,000,000 Florida Hurricane Catastrophe Fund...........  Aa3/AA    5.00   7/01/11    5,265,250
 2,010,000 Fulton County Georgia Development
           Authority Revenue, Spelman College...........  Aa3/NR    5.00   6/01/24    2,087,948
 2,000,000 Golden State Tobacco Securitization Corp.
           Settlement Revenue, California, Series A-1... Baa3/BBB   4.50   6/01/27    1,798,380
 1,000,000 Liberty, New York, Development Corp.
           Revenue, (Goldman Sachs Headquarters)........  Aa3/A+    5.00   10/01/15   1,078,110

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2007

                                                         Moody's
Principal                                                  /S&P    Interest Maturity
 Amount                                                  Ratings*    Rate     Date      Value
----------                                               --------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+...............................  Aa1/AA+    5.25%  8/01/13  $ 1,034,120
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A.....................................  Aa2/AA+    5.00   2/01/22    1,049,790
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A.....................................  Aa2/AA+    5.00   2/01/23    1,046,050
 1,000,000 Saint John Baptist Parish Revenue, Louisiana,
           Marathon Oil Corp., Series A................. Baa1/BBB+   5.13   6/01/37      957,520
 1,500,000 Seminole Tribe Special Obligation Revenue,
           Florida, Series A-144A.......................  Ba1/BBB    5.25   10/01/27   1,381,590
                                                                                     -----------
                                                                                      18,293,233
                                                                                     -----------
           Pre-Refunded/Escrowed Securities--11.1%
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, FSA Insured+, ETM...................  Aaa/AAA    5.00   1/01/15    1,239,897
   115,000 Monroe County, New York, AMBAC
           Insured+.....................................  Aaa/AAA    6.00   6/01/11      116,359
   900,000 New Jersey State Educational Facilities
           Authority Revenue (Rowan University),
           Series C, FGIC Insured+......................  Aaa/AAA    5.25   7/01/13      964,665
    10,000 New Jersey State Turnpike Authority
           Revenue, ETM.................................  Aaa/AAA    5.88   1/01/08       10,000
 1,050,000 New York, New York City Transitional
           Finance Authority Revenue....................  Aa1/AAA    5.38   11/15/21   1,125,285
 2,950,000 New York, New York City Transitional
           Finance Authority Revenue (Future Tax),
           Series A.....................................  Aa1/AAA    5.38   11/15/21   3,237,212
 8,550,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM.........  Aaa/BBB    5.00   1/01/17    9,307,701
 4,055,000 North Carolina Municipal Power Agency
           No. 1, Catawaba Electric Revenue, ETM........  Baa1/A-    5.50   1/01/13    4,373,358
 1,000,000 Omaha, Nebraska, Series A, ETM...............  Aaa/AAA    6.50   12/01/16   1,221,180

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2007

                                                        Moody's
Principal                                                 /S&P   Interest  Maturity
 Amount                                                 Ratings*   Rate      Date      Value
----------                                              -------- --------  -------- -----------
           Municipal Bonds (Continued)
$1,560,000 Socorro, Texas, Independent School District,
           PSF-GTD Insured+............................ NR/AAA     5.38%   8/15/19  $ 1,677,889
                                                                                    -----------
                                                                                     23,273,546
                                                                                    -----------
           Special Tax--1.4%
   100,000 New York State Local Government Assistance
           Corp., Series A, VRDN....................... Aa1/AA-    3.40    4/01/22      100,000
 2,595,000 New York State Local Government Assistance
           Corp., Series C............................. Aa3/AAA    6.00    4/01/12    2,767,178
                                                                                    -----------
                                                                                      2,867,178
                                                                                    -----------
           State Appropriation--3.3%
 2,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+..................... Aaa/AAA    5.25    4/01/13    2,030,320
 1,000,000 Metropolitan Transportation Authority,
           Series N, FGIC Insured+..................... Aaa/AAA    3.30(a) 7/01/11      892,680
 3,800,000 New York State Dormitory Authority
           Revenue, Series B, VRDN..................... A1/AA-     5.25    11/15/23   4,064,556
                                                                                    -----------
                                                                                      6,987,556
                                                                                    -----------
           Transportation--5.7%
 2,270,000 Metropolitan Washington Airports Authority,
           Series A, FDIC Insured+..................... Aaa/AAA    5.75    10/01/14   2,446,765
 2,470,000 Metropolitan Washington Airports Authority,
           General Airport Revenue, Series B, MBIA
           Insured+.................................... Aaa/AAA    5.25    10/01/12   2,526,958
 2,100,000 New Hampshire State Turnpike System
           Revenue, FSA Insured+....................... Aaa/AAA    5.25    10/01/17   2,257,647
 3,340,000 New Jersey State Transportation Trust Fund
           Authority Revenue........................... Aaa/AAA    5.50    6/15/22    3,704,227
 1,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, FGIC Insured+............ Aaa/AAA    5.00    1/01/19    1,060,580
                                                                                    -----------
                                                                                     11,996,177
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2007

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- ------------
           Municipal Bonds (Continued)
           Utilities--9.2%
$1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+................................... Aaa/AAA    5.50%  7/01/13  $  1,081,310
 4,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B..........  A3/A-     5.25   12/01/12    4,322,920
 2,000,000 Michigan Municipal Bond Authority Revenue,
           Clean Water Revolving Fund................. Aaa/AAA    5.25   10/01/18    2,119,720
   140,000 Nebraska Public Power District Revenue,
           Series A, MBIA Insured+.................... Aaa/AAA    5.25   1/01/14       141,400
 2,000,000 New York State Environmental Facilities
           Corp., Clean Water Revolving Funds,
           New York City Municipal Water Project,
           Series D................................... Aaa/AAA    5.00   6/15/21     2,100,840
 2,000,000 New York State Power Authority, Series A... Aa2/AA-    5.00   11/15/19    2,161,140
 2,070,000 Omaha, Nebraska, Public Power District,
           Series A...................................  NR/AA     7.63   2/01/12     2,248,869
 1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A........................... Aaa/AAA    5.00   10/01/11    1,384,495
 2,500,000 Salt Verde Financial Corp. Gas Revenue..... Aa3/AA-    5.00   12/01/32    2,363,800
 1,500,000 Southern Public Power Authority Natural Gas
           Project Revenue, California, Series A...... Aa3/AA-    5.00   11/01/33    1,461,675
                                                                                  ------------
                                                                                    19,386,169
                                                                                  ------------
           Total Municipal Bonds
           (Cost $201,898,138)........................                             205,516,498
                                                                                  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2007

Number of                                                               Interest
 Shares                                                                   Rate        Value
---------                                                               --------   ------------
          Money Market Fund--1.2%
2,467,426 BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)
          (Cost $2,467,426)............................................   2.90%(b) $  2,467,426
                                                                                   ------------
          Total Investments
          (Cost $204,365,564)(c)--98.8%................................             207,983,924
          Other assets less liabilities--1.2%..........................               2,562,052
                                                                                   ------------
          Net Assets--100.0%...........................................            $210,545,976
                                                                                   ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
GNMA  Government National Mortgage Association.
MBIA  Municipal Bond Investors Assurance.
NR    Not Rated.
PSF-GRDPermanent School Fund Guarantee.
VRDN Variable Rate Demand Note, rate shown is in effect at December 31, 2007. Date represents ultimate maturity date.
*     Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2007.
(b)   Represents annualized 7 day yield at December 31, 2007.
(c) The cost for Federal income tax purposes is $204,364,954. At December 31, 2007, net unrealized appreciation was $3,618,970 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,960,384 and aggregate gross unrealized depreciation of $341,414.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification by State

         December 31, 2007

                                                           % Of
                                                          Total
                                              Value     Net Assets
                                           ------------ ----------
             Alaska....................... $  1,965,330     0.9%
             Arizona......................    2,363,800     1.1
             California...................   10,580,850     5.0
             Colorado.....................    3,329,707     1.6
             Connecticut..................    3,572,728     1.7
             District of Columbia.........    4,973,723     2.4
             Florida......................    6,646,840     3.2
             Georgia......................    4,238,528     2.0
             Illinois.....................   15,543,047     7.4
             Indiana......................    2,594,410     1.2
             Kentucky.....................    2,995,800     1.4
             Louisiana....................      957,520     0.5
             Maine........................    3,697,547     1.8
             Maryland.....................    2,564,620     1.2
             Massachusetts................    4,359,790     2.1
             Michigan.....................    2,119,720     1.0
             Minnesota....................    1,529,836     0.7
             Mississippi..................    2,892,255     1.4
             Missouri.....................    3,046,224     1.4
             Nebraska.....................    8,540,358     4.1
             New Hampshire................    2,257,647     1.1
             New Jersey...................    6,961,941     3.3
             New York.....................   41,222,807    19.6
             North Carolina...............   20,931,471     9.9
             Ohio.........................    3,848,494     1.8
             Pennsylvania.................    3,083,960     1.5
             Puerto Rico..................    1,057,810     0.5
             Rhode Island.................    1,384,495     0.7
             Tennessee....................    2,944,243     1.4
             Texas........................   26,764,023    12.7
             Vermont......................      707,298     0.3
             Virginia.....................    1,756,092     0.8
             Washington...................    6,551,010     3.1
                                           ------------   -----
             Total investments............  207,983,924    98.8
             Other assets less liabilities    2,562,052     1.2
                                           ------------   -----
             Net Assets................... $210,545,976   100.0%
                                           ------------   -----

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         Schedule of Investments

         December 31, 2007

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date    Value
---------                                              --------- -------- -------- --------
          Municipal Bonds--98.9%
          Alabama--4.6%
$400,000  Montgomery Medical Clinic Board............. Baa2/BBB-   5.25%  3/01/36  $365,488
                                                                                   --------
          Alaska--0.2%
  15,000  Alaska Housing Finance Corp., Series A-2....  Aaa/AAA    5.75   6/01/24    15,277
                                                                                   --------
          Arizona--3.5%
 300,000  Salt Verde Financial Corp...................  Aa3/AA     5.00   12/01/37  280,593
                                                                                   --------
          California--6.1%
 300,000  Golden State Tobacco Securitization Corp.,
          FGIC Insured+...............................  Aaa/AAA    5.00   6/01/38   301,649
 200,000  Golden State Tobacco Securitization Corp.,
          California Tobacco Settlement Revenue,
          Series A-1.................................. Baa3/BBB    5.75   6/01/47   187,614
                                                                                   --------
                                                                                    489,263
                                                                                   --------
          Connecticut--0.8%
  65,000  Eastern Connecticut Resource Recovery
          Authority, Solid Waste Revenue (Waste
          Management), Series A.......................  NR/BBB     5.50   1/01/20    64,103
                                                                                   --------
          Florida--3.0%
 100,000  Seminole Indian Tribe of Florida, Series A..  Ba1/BBB    5.25   10/01/27   92,106
 150,000  Seminole Indian Tribe of Florida, Series A..  Ba1/BBB    5.50   10/01/24  143,964
                                                                                   --------
                                                                                    236,070
                                                                                   --------
          Georgia--0.5%
  25,000  Georgia State Housing & Finance Revenue
          Authority, (Single Family), Series D-2......  Aa2/AAA    5.10   12/01/20   25,832
  10,000  Richmond County, Georgia, Development
          Authority, (International Paper Co. Project) Baa3/BBB    5.80   12/01/20   10,052
                                                                                   --------
                                                                                     35,884
                                                                                   --------
          Idaho--0.1%
  10,000  Idaho Housing & Financing Association,
          Series G-2..................................  Aaa/NR     5.35   7/01/18    10,162
                                                                                   --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         December 31, 2007

                                                        Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                 Ratings*    Rate     Date    Value
---------                                               --------- -------- -------- --------
          Municipal Bonds (Continued)
          Illinois--4.6%
$300,000  Illinois Finance Authority, (Chicago Charter
          School Project)..............................  NR/BBB     5.00%  12/01/36 $261,618
 100,000  Illinois Housing Development Authority,
          Series E2....................................  Aa2/AA     5.60   8/01/32   101,079
                                                                                    --------
                                                                                     362,697
                                                                                    --------
          Iowa--2.4%
 200,000  Iowa Higher Education Loan Authority
          (Wartburg College)...........................   NR/NR     5.25   10/01/30  192,034
                                                                                    --------
          Kansas--2.8%
 125,000  Sedgwick & Shawnee Counties, Kansas, Single
          Family Revenue, Series A-1, GNMA/FNMA
          Insured+.....................................  Aaa/NR     5.75   12/01/37  130,614
  90,000  Sedgwick & Shawnee Counties, Kansas, Single
          Family Revenue, Series A-2, GNMA/FNMA
          Insured+.....................................  Aaa/NR     5.75   12/01/37   94,057
                                                                                    --------
                                                                                     224,671
                                                                                    --------
          Louisiana--3.7%
  10,000  East Baton Rouge Mortgage Finance
          Authority, Series A, GNMA/FNMA
          Insured+.....................................  Aaa/NR     5.70   10/01/33   10,095
 300,000  Saint John Baptist Parish, Louisiana Revenue,
          Marathon Oil Corp., Series A................. Baa1/BBB+   5.13   6/01/37   287,255
                                                                                    --------
                                                                                     297,350
                                                                                    --------
          Massachusetts--9.1%
 250,000  Massachusetts Health & Educational Facilities
          Authority (UMass Memorial), Series D......... Baa2/BBB    5.00   7/01/33   226,932
 300,000  Massachusetts Health & Educational Facilities
          Authority, (Milford Medical), Series E....... Baa3/BBB-   5.00   7/15/32   263,106

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         December 31, 2007

                                                      Moody's
Principal                                               /S&P    Interest Maturity
 Amount                                               Ratings*    Rate     Date    Value
---------                                             --------- -------- -------- --------
          Municipal Bonds (Continued)
$250,000  Massachusetts State Development Finance
          Agency (Wheelock College), Series C........  NR/BBB     5.25%  10/01/37 $233,610
                                                                                  --------
                                                                                   723,648
                                                                                  --------
          Mississippi--6.8%
 250,000  Lowndes County-Solid Waste Disposal,
          (Weyerhaueser)............................. Baa2/BBB    6.80   4/01/22   275,140
 300,000  Mississippi Business Finance Commission,
          (Northrop Grumman)......................... Baa1/BBB+   4.55   12/01/28  263,673
                                                                                  --------
                                                                                   538,813
                                                                                  --------
          Missouri--1.8%
 130,000  Missouri Higher Education Loan Authority,
          Series B...................................  Aaa/AAA    5.10   1/15/22   130,625
  15,000  Missouri State Housing Development
          Commission, (Homeowner Loan Project),
          Series C-1, GNMA/FNMA Insured+.............  NR/AAA     5.15   9/01/21    15,035
                                                                                  --------
                                                                                   145,660
                                                                                  --------
          Nebraska--0.8%
  25,000  Nebraska Investment Finance Authority,
          Series A, GNMA/FNMA/FHLMC Insured+.........  NR/AAA     5.15   3/01/29    24,903
  20,000  Nebraska Investment Finance Authority,
          (Single Family Housing), Series A, GNMA
          Insured+...................................  NR/AAA     5.65   9/01/29    20,089
  20,000  Nebraska Investment Finance Authority,
          (Single Family Housing ), Series D.........  NR/AAA     5.25   9/01/21    20,055
                                                                                  --------
                                                                                    65,047
                                                                                  --------
          Nevada--2.0%
 200,000  Henderson Local Improvement District
          No. T-18...................................   NR/NR     5.30   9/01/35   160,288
                                                                                  --------
          New Hampshire--2.3%
 200,000  New Hampshire Health & Education Facilities
          Authority, (Catholic Medical Center)....... Baa1/BBB+   5.00   7/01/36   181,170
                                                                                  --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         December 31, 2007

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date    Value
---------                                             -------- -------- -------- --------
          Municipal Bonds (Continued)
          New Jersey--0.2%
$ 15,000  New Jersey State Housing & Mortgage Finance
          Authority, MBIA Insured+................... Aaa/AAA    5.85%  4/01/29  $ 15,177
                                                                                 --------
          New Mexico--0.3%
  25,000  New Mexico Mortgage Finance Authority,
          (Single Family Mortgage), Series B-3,
          GNMA/FNMA/FHLMC Insured+...................  NR/AAA    5.15   9/01/28    25,877
                                                                                 --------
          New York--2.8%
 250,000  Seneca Nation Indians Capital Improvements
          Authority, Series A........................  NR/BB     5.00   12/01/23  222,698
                                                                                 --------
          North Carolina--0.2%
  15,000  North Carolina Housing Finance Agency,
          Series VV..................................  Aa2/AA    5.25   3/01/17    15,614
                                                                                 --------
          North Dakota--3.0%
 250,000  Ward County, North Dakota.................. NR/BBB+    5.13   7/01/29   238,870
                                                                                 --------
          Ohio--2.6%
 200,000  Buckeye Tobacco Settlement Financing
          Authority, Series A-2...................... Baa3/BBB   6.50   6/01/47   205,366
                                                                                 --------
          Oklahoma--0.8%
  25,000  Oklahoma Housing Finance Agency,
          Series A-2, GNMA Insured+..................  Aaa/NR    5.35   3/01/27    25,761
  35,000  Oklahoma State Student Loan Authority,
          Series A1, MBIA Insured+................... Aaa/AAA    5.30   12/01/32   35,406
                                                                                 --------
                                                                                   61,167
                                                                                 --------
          Oregon--0.3%
  25,000  Oregon State Housing & Community Services
          Department, (Single Family Mortgage),
          Series H...................................  Aa2/NR    5.65   7/01/28    25,165
                                                                                 --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         December 31, 2007

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date    Value
---------                                              --------- -------- -------- --------
          Municipal Bonds (Continued)
          Pennsylvania--6.5%
$150,000  Monroe County, Pennsylvania, Hospital
          Authority, (Pocono Medical Center)..........  NR/BBB+    5.13%  1/01/37  $137,635
 400,000  Pennsylvania Higher Educational Facilities
          Authority, (Philadelphia University)........ Baa2/BBB    5.00   6/01/30   377,344
                                                                                   --------
                                                                                    514,979
                                                                                   --------
          Puerto Rico--2.3%
 200,000  Puerto Rico Industrial Tourist Educational
          Medical & Environmental Control Facilities
          Financing Authority (Ana Mendez
          University).................................  NR/BBB-    5.00   3/01/36   181,504
                                                                                   --------
          Rhode Island--0.2%
  15,000  Rhode Island Housing & Mortgage Finance
          Corp., Series B-1B, FSA Insured+............  Aaa/AAA    5.15   10/01/22   15,091
                                                                                   --------
          South Carolina--2.1%
 170,000  Tobacco Settlement Revenue Management
          Authority, Series B......................... Baa3/BBB    6.38   5/15/30   170,286
                                                                                   --------
          Tennessee--5.9%
 200,000  Johnson City Health & Educational Facilities
          Board, (Mountain States).................... Baa1/BBB+   5.50   7/01/36   195,776
 250,000  Sullivan County Health Educational & Housing
          Facilities Board............................  NR/BBB+    5.25   9/01/36   235,865
  35,000  Tennessee Housing Development Agency........  Aa2/AA     5.00   7/01/17    35,228
                                                                                   --------
                                                                                    466,869
                                                                                   --------
          Texas--9.5%
 225,000  Gulf Coast Waste Disposal Authority
          (International Paper), Series A............. Baa3/BBB    6.10   8/01/24   228,753
 200,000  Gulf Coast Waste Disposal Authority (Waste
          Management), Series A.......................  NR/BBB     5.20   5/01/28   182,866

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         December 31, 2007

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date     Value
---------                                               -------- -------- -------- ----------
          Municipal Bonds (Continued)
$350,000  Texas Municipal Gas Acquisition & Supply
          Corp., Series A..............................  A1/A+     5.25%  12/15/23 $  344,057
                                                                                   ----------
                                                                                      755,676
                                                                                   ----------
          Utah--0.2%
  15,000  Utah Housing Corp., (Single Family Mortgage),
          Series C-2, Class II, FHA Insured+...........  Aa2/AA    5.25   7/01/23      15,500
                                                                                   ----------
          Vermont--3.3%
 300,000  Vermont Educational & Health Buildings
          Financing Agency, (Fletcher Allen Hospital),
          Series A..................................... Baa1/BBB   4.75   12/01/36    266,409
                                                                                   ----------
          Virginia--0.2%
  20,000  Virginia Housing Development Authority,
          Series B, MBIA Insured+...................... Aaa/AAA    5.60   3/01/25      20,299
                                                                                   ----------
          Washington--1.0%
  40,000  Tobacco Settlement Authority of
          Washington................................... Baa3/BBB   6.63   6/01/32      40,806
  35,000  Washington State Housing Finance
          Commission, Series 1A, GNMA/FNMA
          Insured+.....................................  Aaa/NR    5.25   12/01/18     35,514
                                                                                   ----------
                                                                                       76,320
                                                                                   ----------
          Wisconsin--2.4%
 200,000  Wisconsin Health & Educational Facilities
          Authority, Series A.......................... NR/BBB+    5.38   2/15/34     191,470
                                                                                   ----------
          Total Municipal Bonds
          (Cost $8,466,758)............................                             7,872,555
                                                                                   ----------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         December 31, 2007

Number of                                                               Interest
 Shares                                                                   Rate       Value
---------                                                               --------   ----------
          Money Market Fund--0.1%
  7,722   BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)
          (Cost $7,722)................................................   2.90%(a) $    7,722
                                                                                   ----------
          Total Investments
          (Cost $8,474,480)(b)--99.0%..................................             7,880,277
          Other assets less liabilities--1.0%..........................                78,452
                                                                                   ----------
          Net Assets--100.0%...........................................            $7,958,729
                                                                                   ----------

FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Administration.
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
GNMA  Government National Mortgage Association.
MBIA  Municipal Bond Investor Assurance.
NR    Not Rated.
*     Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Represents annualized 7 day yield at December 31, 2007.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2007, net unrealized depreciation was $594,203 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $4,455 and aggregate gross unrealized depreciation of $598,658.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         December 31, 2007

Principal
 Amount                              Value
----------                          --------
           Mortgage-Backed
           Securities--36.9%
           Federal Home Loan Mortgage Corp.--21.4%
$    1,552 Gold Pool #E20195
           7.50%, 9/01/10.......... $  1,594
       190 Gold Pool #G10573
           7.50%, 9/01/11..........      197
     4,237 Gold Pool #E65603
           7.00%, 10/01/11.........    4,381
     7,739 Gold Pool #G10764
           6.50%, 12/01/12.........    8,011
    18,731 Gold Pool #E68391
           7.00%, 12/01/12.........   19,488
    12,851 Gold Pool #C90017
           6.50%, 4/01/13..........   13,355
    66,359 Gold Pool #E00635
           6.50%, 3/01/14..........   68,748
    32,742 Gold Pool #E00720
           6.00%, 7/01/14..........   33,491
     3,540 Pool #275438
           7.50%, 8/01/16..........    3,743
    18,194 Pool #170215
           8.00%, 2/01/17..........   19,256
    14,218 Gold Pool #C90188
           7.00%, 10/01/17.........   14,947
     2,253 Pool #555217
           8.50%, 10/01/18.........    2,398
         1 Gold Pool #B11591
           5.00%, 1/01/19..........        1
    54,210 Gold Pool #D93193
           6.50%, 3/01/19..........   56,209
 1,010,210 Gold Pool #G12088
           4.50%, 5/01/19..........  993,364
    54,262 Gold Pool #B15080
           3.50%, 6/01/19..........   51,007

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$1,157,687 Gold Pool #G12089
           5.00%, 11/01/19.. $1,160,540
   448,801 Gold Pool #B19238
           4.50%, 5/01/20...    441,035
     7,367 Gold Pool #C90349
           8.00%, 7/01/20...      7,891
   198,212 Gold Pool #G12091
           5.50%, 10/01/20..    200,660
   585,257 Gold Pool #G12394
           5.00%, 5/01/21...    585,832
 1,197,978 Gold Pool #G18171
           5.00%, 3/01/22...  1,199,295
   364,205 Gold Pool #C90562
           6.00%, 7/01/22...    371,814
    41,484 Gold Pool #D51845
           5.50%, 4/01/24...     41,859
     3,339 Gold Pool #C80166
           7.50%, 4/01/24...      3,574
    33,369 Gold Pool #D54110
           7.50%, 6/01/24...     35,717
    19,955 Gold Pool #G00331
           7.00%, 12/01/24..     20,974
    11,459 Gold Pool #C00453
           6.50%, 4/01/26...     11,906
     5,783 Gold Pool #D76456
           7.50%, 12/01/26..      6,193
     3,789 Gold Pool #G00752
           7.50%, 8/01/27...      4,058
    73,805 Gold Pool #C20273
           6.00%, 6/01/28...     75,471
     4,148 Gold Pool #C00664
           7.50%, 9/01/28...      4,440

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                          Value
----------                     ----------
           Mortgage-Backed Securities
           (Continued)
$   11,179 Gold Pool #C00658
           6.50%, 10/01/28.... $   11,588
    27,146 Gold Pool #C19286
           6.00%, 12/01/28....     27,742
     6,171 Gold Pool #C20338
           6.00%, 1/01/29.....      6,307
   150,194 Gold Pool #G01169
           5.50%, 1/01/30.....    150,673
    13,068 Gold Pool #C01024
           7.50%, 7/01/30.....     13,957
    41,925 Gold Pool #C61574
           5.50%, 12/01/31....     41,954
    80,439 Gold Pool #C62800
           6.00%, 1/01/32.....     82,006
   759,153 Gold Pool #C69955
           6.50%, 8/01/32.....    784,836
   292,915 Gold Pool #C70842
           6.00%, 9/01/32.....    298,283
   112,196 Pool # 789922
           5.48%, 10/01/32....    115,668
   279,733 Gold Pool #C76042
           6.00%, 1/01/33.....    284,859
    51,792 Pool #1B0809
           4.75%, 4/01/33.....     51,910
   216,738 Gold Pool #G01564
           6.00%, 4/01/33.....    220,958
   266,609 Pool #847154
           4.79%, 5/01/33 FRN.    270,207
 3,803,933 Gold Pool #A15088
           5.50%, 10/01/33....  3,802,844
    53,438 Pool #781071
           5.19%, 11/01/33 FRN     53,536

Principal
 Amount                          Value
----------                     ----------
           Mortgage-Backed Securities
           (Continued)
$   69,430 Pool #781681
           4.71%, 6/01/34 FRN. $   68,954
    50,003 Gold Pool #781884
           5.15%, 8/01/34 FRN.     50,077
   107,823 Gold Pool #G08006
           6.00%, 8/01/34.....    109,598
    71,691 Pool #1B2692
           4.48%, 12/01/34 FRN     71,226
   193,502 Pool #1L0125
           5.02%, 12/01/34 FRN    193,078
   290,955 Gold Pool #G01740
           5.50%, 12/01/34....    290,696
    29,504 Pool #782548
           4.98%, 6/01/35 FRN.     29,667
 2,288,052 Gold Pool #G08061
           5.50%, 6/01/35.....  2,284,215
    66,391 Gold Pool# G01919
           4.00%, 9/01/35.....     61,252
    41,687 Gold Pool #A47056
           5.00%, 9/01/35.....     40,700
 5,640,422 Gold Pool #A47040
           5.00%, 9/01/35.....  5,506,930
   192,843 Gold Pool #A37615
           5.50%, 9/01/35.....    192,520
    74,013 Gold Pool #G08088
           6.50%, 10/01/35....     76,172
    57,888 Pool #972200
           5.48%, 3/01/36 FRN.     58,435
   550,360 Gold Pool #G02109
           6.00%, 3/01/36.....    558,990
    67,591 Pool #1L1415
           5.99%, 6/01/36 FRN.     68,183

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                         Value
---------                    -----------
          Mortgage-Backed Securities
          (Continued)
$399,464  Pool #1B7484
          5.69%, 8/01/37 FRN $   405,947
                             -----------
                              21,745,417
                             -----------
          Federal National Mortgage
          Association--12.0%
   8,504  Pool #303851
          7.00%, 4/01/11....       8,728
   3,172  Pool #313895
          6.50%, 12/01/12...       3,284
   4,386  Pool #50820
          8.00%, 2/01/13....       4,614
  57,481  Pool #449294
          5.50%, 2/01/14....      58,305
  63,254  Pool #190663
          7.00%, 3/01/14....      66,674
  34,857  Pool #598032
          6.00%, 8/01/14....      35,418
     182  Pool #527268
          7.00%, 11/01/14...         190
  62,933  Pool #535633
          5.50%, 12/01/14...      63,806
  39,691  Pool #535377
          8.00%, 6/01/15....      41,778
  34,624  Pool #553721
          8.50%, 9/01/15....      38,332
     500  Pool #350055
          8.00%, 4/01/16....         505
  17,933  Pool #6222
          9.00%, 4/01/16....      18,505
   7,021  Pool #408241
          6.00%, 2/01/18....       7,196

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed Securities
          (Continued)
$ 86,376  Pool #713562
          5.00%, 4/01/18.. $ 85,817
 123,229  Pool #254802
          4.50%, 7/01/18..  121,248
 242,232  Pool #254044
          6.50%, 10/01/21.  250,640
 112,515  Pool #254232
          6.50%, 3/01/22..  116,391
  20,146  Pool #50544
          8.00%, 3/01/22..   21,542
   7,231  Pool #50774
          7.00%, 8/01/23..    7,622
  10,853  Pool #406605
          6.00%, 5/01/24..   11,092
  14,643  Pool #326556
          6.50%, 10/01/25.   15,212
  54,302  Pool #335054
          6.00%, 1/01/26..   55,791
   4,411  Pool #313275
          7.50%, 4/01/26..    4,721
  29,311  Pool #545646
          7.00%, 9/01/26..   30,900
   2,498  Pool #421027
          7.50%, 11/01/26.    2,670
  16,270  Pool #251498
          6.50%, 2/01/28..   16,894
  38,421  Pool #494507
          5.00%, 11/01/28.   37,784
  16,218  Pool #252211
          6.00%, 1/01/29..   16,585
  11,861  Pool #252333
          6.00%, 1/01/29..   12,188

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed Securities
          (Continued)
$  8,393  Pool #323824
          8.00%, 5/01/29..... $  9,001
   1,693  Pool #253395
          8.50%, 7/01/30.....    1,821
   2,121  Pool #190312
          6.50%, 4/01/31.....    2,193
   3,162  Pool #589646
          6.50%, 6/01/31.....    3,269
 234,962  Pool #618250
          6.00%, 1/01/32.....  239,658
 106,344  Pool #661452
          6.50%, 7/01/32.....  110,357
  50,163  Pool #654260
          4.92%, 11/01/32 FRN   50,732
 117,124  Pool #703726
          5.00%, 2/01/33.....  115,181
 468,695  Pool #789291
          4.50%, 5/01/33.....  447,954
  54,287  Pool #705118
          4.92%, 5/01/33 FRN.   54,343
 144,824  Pool #695403
          5.00%, 6/01/33.....  142,221
 179,240  Pool #720021
          5.50%, 8/01/33.....  179,373
  39,687  Pool #722777
          4.00%, 9/01/33 FRN.   39,353
  99,271  Pool #746299
          4.11%, 9/01/33 FRN.   97,424
 153,556  Pool #741897
          5.00%, 10/01/33....  150,056
  67,821  Pool #756744
          5.00%, 12/01/33....   66,275

Principal
 Amount                          Value
----------                     ----------
           Mortgage-Backed Securities
           (Continued)
$   89,063 Pool #757503
           5.50%, 2/01/34..... $   89,067
   415,506 Pool #769807
           5.50%, 3/01/34.....    415,814
   588,066 Pool #725314
           5.00%, 4/01/34.....    574,661
    47,654 Pool #767342
           5.10%, 8/01/34 FRN.     48,112
   411,709 Pool #725762
           6.00%, 8/01/34.....    418,910
    77,052 Pool #725866
           4.50%, 9/01/34.....     72,960
   254,459 Pool #725773
           5.50%, 9/01/34.....    254,473
    49,002 Pool #803594
           4.80%, 10/01/34 FRN     48,979
   304,550 Pool #255412
           6.00%, 10/01/34....    309,684
    53,831 Pool #735171
           5.07%, 1/01/35 FRN.     53,096
 1,442,820 Pool #735224
           5.50%, 2/01/35.....  1,443,889
   196,862 Pool #798084
           6.00%, 2/01/35.....    200,180
   174,351 Pool #827804
           6.00%, 3/01/35.....    177,836
 1,323,911 Pool #735503
           6.00%, 4/01/35.....  1,347,067
   162,700 Pool #828451
           5.23%, 6/01/35 FRN.    161,532
   215,294 Pool #837926
           4.86%, 8/01/35 FRN.    214,830

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                           Value
----------                     -----------
           Mortgage-Backed Securities
           (Continued)
$   32,491 Pool #841031
           5.27%, 11/01/35 FRN $    32,277
    80,695 Pool #848368
           5.11%, 12/01/35 FRN      81,848
   215,328 Pool #745275
           5.00%, 2/01/36.....     210,219
   142,289 Pool #903165
           5.90%, 11/01/36 FRN     146,317
   160,746 Pool #907896
           5.85%, 12/01/36 FRN     165,906
    28,730 Pool #922886
           5.93%, 2/01/37 FRN.      29,211
   300,432 Pool #910181
           5.70%, 3/01/37 FRN.     306,440
 1,000,000 Pool #937346
           6.50%, 6/01/37.....   1,027,935
   350,000 Pool #923384
           7.00%, 6/01/37.....     364,086
 1,224,010 Pool #940624
           6.00%, 8/01/37.....   1,243,054
                               -----------
                                12,302,026
                               -----------
           Government National Mortgage
           Association--3.5%
     1,428 Pool #359959
           6.50%, 12/15/08....       1,438
    53,892 Pool #421769
           7.50%, 9/15/11.....      55,788
    22,286 Pool #490725
           6.00%, 10/15/13....      22,842
    11,574 Pool #469940
           6.00%, 1/15/14.....      11,843

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed Securities
          (Continued)
$  2,195  Pool #434573
          7.50%, 10/15/14. $  2,299
  58,553  Pool #569502
          5.00%, 1/15/17..   58,703
  24,497  Pool #569626
          6.00%, 2/15/17..   25,096
  12,091  Pool #203737
          8.00%, 2/15/17..   12,973
 220,479  Pool #591765
          5.00%, 10/15/17.  221,044
 352,579  Pool #596648
          5.00%, 10/15/17.  353,483
  72,218  Pool #604957
          4.50%, 1/15/19..   71,091
  82,035  Pool #582985
          4.50%, 6/15/19..   80,755
 396,903  Pool #649466
          5.50%, 9/15/20..  402,612
  36,472  Pool #780021
          7.50%, 12/15/23.   38,899
   2,033  Pool #2038
          8.50%, 7/20/25..    2,212
   5,565  Pool #430097
          8.25%, 10/15/26.    6,009
   6,155  Pool #780585
          8.25%, 6/15/27..    6,643
   2,494  Pool #412334
          7.00%, 10/15/27.    2,648
   3,414  Pool #2547
          6.50%, 2/20/28..    3,542
   3,178  Pool #482878
          7.00%, 12/15/28.    3,372
  77,063  Pool #780958
          6.00%, 1/15/29..   79,156

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed Securities
           (Continued)
$   40,443 Pool #487634
           6.50%, 8/15/29.......... $    41,971
     1,424 Pool #516531
           8.00%, 5/15/30..........       1,542
     9,742 Pool #471763
           6.50%, 5/15/31..........      10,100
     7,226 Pool #551101
           6.00%, 11/15/31.........       7,415
   303,239 Pool #622630
           5.50%, 11/15/33.........     305,608
   199,985 Pool #628058
           5.50%, 12/15/33.........     201,547
    59,583 Pool #3662
           3.50%, 5/20/34..........      52,704
    76,173 Pool #781830
           5.00%, 11/15/34.........      75,083
   337,491 Pool #640904
           5.00%, 4/15/35..........     332,656
 1,000,000 Pool #617858
           6.00%, 12/15/37.........   1,023,942
                                    -----------
                                      3,515,016
                                    -----------
           Total Mortgage-Backed
           Securities
           (Cost $37,335,384)......  37,562,459
                                    -----------
           United States Government
           Agencies & Obligations--30.0%
           Federal Home Loan Mortgage Corp.--1.9%
   625,000 5.13%, 7/15/12(a).......     656,946
   825,000 5.00%, 2/16/17..........     854,345
   350,000 6.25%, 7/15/32..........     417,019
                                    -----------
                                      1,928,310
                                    -----------

Principal
 Amount                             Value
----------                        ----------
           United States Government
           Agencies & Obligations
           (Continued)
           Federal National Mortgage
           Association--6.3%
$2,375,000 3.25%, 2/15/09........ $2,357,732
   100,000 7.25%, 1/15/10........    107,175
 1,025,000 3.88%, 2/15/10(a).....  1,031,863
   450,000 6.00%, 5/15/11........    482,898
 1,525,000 4.38%, 3/15/13........  1,552,228
   365,000 5.13%, 1/02/14........    378,026
   200,000 5.00%, 4/15/15(a).....    209,828
   300,000 6.25%, 5/15/29........    352,096
                                  ----------
                                   6,471,846
                                  ----------
           Tennessee Valley Authority--0.2%
   165,000 6.15%, 1/15/38........    196,311
                                  ----------
           United States Treasury Bonds--4.7%
 1,975,000 4.63%, 2/15/17(a).....  2,064,801
   275,000 7.88%, 2/15/21(a).....    369,875
   660,000 7.63%, 2/15/25(a).....    904,922
   875,000 5.38%, 2/15/31(a).....    985,811
   425,000 4.50%, 2/15/36(a).....    427,158
                                  ----------
                                   4,752,567
                                  ----------
           United States Treasury Notes--16.9%
 3,325,000 4.75%, 11/15/08(a)....  3,362,406
   375,000 6.00%, 8/15/09(a).....    392,139
 5,325,000 5.75%, 8/15/10(a).....  5,681,940
 1,875,000 5.00%, 8/15/11(a).....  1,986,328
   300,000 3.63%, 5/15/13(a).....    302,063
 1,200,000 4.25%, 8/15/13........  1,243,781
   640,000 4.25%, 11/15/13(a)....    663,550
   300,000 4.00%, 2/15/15(a).....    304,242
 1,425,000 4.25%, 8/15/15(a).....  1,462,629

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                Value
---------                           -----------
          United States Government
          Agencies & Obligations
          (Continued)
$425,000  4.50%, 2/15/16(a)........ $   442,365
 650,000  5.13%, 5/15/16(a)........     703,524
 600,000  4.75%, 8/15/17(a)........     633,703
                                    -----------
                                     17,178,670
                                    -----------
          Total United States
          Government Agencies &
          Obligations
          (Cost $29,432,298).......  30,527,704
                                    -----------
          Corporate Bonds--18.7%
          Aerospace/Defense--0.4%
 125,000  General Dynamics Corp.
          4.25%, 5/15/13...........     122,603
  75,000  Lockheed Martin Corp.
          Series B
          6.15%, 9/01/36...........      77,570
 125,000  Raytheon Co.
          4.85%, 1/15/11...........     125,321
  50,000  United Technologies Corp.
          6.70%, 8/01/28...........      54,288
                                    -----------
                                        379,782
                                    -----------
          Auto Manufacturers--0.2%
 225,000  Daimler Finance NA LLC
          6.50%, 11/15/13..........     235,126
                                    -----------
          Banks--2.0%
 275,000  Bank of America Corp.
          5.38%, 6/15/14...........     277,854
 150,000  BB&T Corp.
          4.90%, 6/30/17...........     138,501
  75,000  Deutsche Bank AG London
          6.00%, 9/01/17...........      77,773

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$250,000  European Investment Bank
          5.13%, 5/30/17(a).......... $  260,812
 200,000  Fifth Third Bank
          4.20%, 2/23/10.............    198,252
 125,000  HSBC Holdings, PLC
          (Great Britain)
          6.50%, 9/15/37.............    121,154
 200,000  Mercantile Bankshares Corp.
          Series B
          4.65%, 4/15/13.............    197,565
 175,000  Royal Bank of Scotland
          Group PLC (Great Britain)
          5.00%, 10/01/14............    171,261
  75,000  UBS AG/ Stamford
          5.88%, 7/15/16.............     76,550
 225,000  U.S. Bank NA
          4.95%, 10/30/14............    219,403
 200,000  Wachovia Corp.
          5.25%, 8/01/14.............    195,547
 125,000  Wells Fargo Bank NA
          5.75%, 5/16/16.............    126,823
                                      ----------
                                       2,061,495
                                      ----------
          Beverages--0.3%
 175,000  Coco-Cola Enterprises, Inc.
          6.95%, 11/15/26............    195,087
 125,000  Diageo Finance BV
          (Netherlands)
          5.30%, 10/28/15............    123,548
                                      ----------
                                         318,635
                                      ----------
          Building Materials--0.1%
  75,000  Masco Corp.
          4.80%, 6/15/15.............     68,254
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                  Value
---------                               --------
          Corporate Bonds (Continued)
          Chemicals--0.2%
$100,000  EI Du Pont de Nemours & Co.
          5.25%, 12/15/16.............. $ 98,387
 100,000  Praxair, Inc.
          6.38%, 4/01/12...............  107,099
                                        --------
                                         205,486
                                        --------
          Computers--0.3%
 100,000  IBM Corp.
          4.38%, 6/01/09(a)............  100,915
 225,000  IBM Corp.
          7.00%, 10/30/25..............  252,041
                                        --------
                                         352,956
                                        --------
          Cosmetics/Personal Care--0.1%
 125,000  Procter & Gamble Co.
          4.95%, 8/15/14...............  126,669
                                        --------
          Diversified Financial Services--4.2%
  45,000  AEP Texas Central Transition
          Funding LLC
          5.31%, 7/01/21...............   43,053
 100,000  Bear Stearns Cos., Inc. (The)
          5.30%, 10/30/15..............   91,615
 200,000  Capital One Bank
          5.13%, 2/15/14...............  186,262
 275,000  CIT Group Holdings, Inc.
          5.40%, 1/30/16...............  242,056
 325,000  Citigroup, Inc.
          6.00%, 2/21/12...............  336,291
 200,000  Citigroup, Inc.
          6.13%, 11/21/17..............  205,439
  75,000  Citigroup, Inc.
          6.13%, 8/25/36...............   70,987

Principal
 Amount                                   Value
---------                                --------
          Corporate Bonds (Continued)
$200,000  Countrywide Home Loans,
          Inc.
          4.13%, 9/15/09................ $146,704
 200,000  Credit Suisse USA, Inc.
          5.38%, 3/02/16................  199,633
 275,000  General Electric Capital Corp.
          6.75%, 3/15/32................  312,230
 225,000  Goldman Sachs Group, Inc.
          6.60%, 1/15/12................  238,050
 125,000  Goldman Sachs Group, Inc.
          6.13%, 2/15/33................  122,847
 325,000  HSBC Finance Corp.
          5.50%, 1/19/16................  317,179
 250,000  International Lease Finance
          Corp.
          4.75%, 1/13/12................  246,626
  35,000  Jefferies Group, Inc.
          6.45%, 6/08/27................   32,515
 250,000  JPMorgan Chase & Co.
          5.15%, 10/01/15...............  241,123
 250,000  Lehman Brothers Holdings,
          Inc.
          6.63%, 1/18/12................  259,650
 165,000  Merrill Lynch & Co., Inc.
          Series B
          3.70%, 4/21/08................  163,808
 275,000  Merrill Lynch & Co., Inc
          6.05%, 8/15/12................  280,279
  65,000  Merrill Lynch & Co., Inc.
          6.40%, 8/28/17................   66,037
 175,000  Morgan Stanley
          5.75%, 10/18/16...............  172,684
 100,000  SLM Corp.
          5.00%, 10/01/13...............   87,651

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$225,000  Toyota Motor Credit Corp.
          5.50%, 12/15/08.............. $  224,470
                                        ----------
                                         4,287,189
                                        ----------
          Electric--1.6%
 175,000  ConEdison Co., Inc.
          5.30%, 3/01/35...............    157,333
 225,000  Constellation Energy Group,
          Inc.
          7.00%, 4/01/12...............    240,665
 175,000  Dominion Resources, Inc.
          5.15%, 7/15/15...............    169,336
  75,000  Duke Energy Carolinas LLC
          6.25%, 1/15/12...............     79,084
 100,000  Exelon Corp.
          4.90%, 6/15/15...............     94,132
 135,000  FirstEnergy Corp.
          Series B
          6.45%, 11/15/11..............    139,403
 150,000  Florida Power & Light Co.
          5.65%, 2/01/35...............    145,702
 100,000  NiSource Finance Corp.
          7.88%, 11/15/10..............    106,082
 275,000  Ontario Electricity Financial
          Corp. (Canada)
          6.10%, 1/30/08...............    275,521
 100,000  Pacific Gas & Electric Co.
          4.80%, 3/01/14...............     97,221
 100,000  PacifiCorp
          5.75%, 4/01/37...............     96,402
                                        ----------
                                         1,600,881
                                        ----------
          Food--0.5%
 225,000  Kraft Foods, Inc.
          6.25%, 6/01/12...............    233,740

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$100,000  Kroger Co.
          7.50%, 4/01/31............. $  111,503
 125,000  Safeway, Inc.
          4.95%, 8/16/10.............    125,656
                                      ----------
                                         470,899
                                      ----------
          Healthcare--Services--0.1%
  65,000  WellPoint, Inc.
          5.88%, 6/15/17.............     65,442
                                      ----------
          Insurance--1.3%
 375,000  Aegon NV (Netherlands)
          4.75%, 6/01/13.............    367,125
 125,000  Allstate Corp.
          5.00%, 8/15/14.............    122,213
  85,000  American International
          Group, Inc.
          6.25%, 3/15/37.............     76,026
  75,000  Marsh & McLennan Cos.,
          Inc.
          5.88%, 8/01/33.............     65,335
 225,000  MetLife, Inc.
          5.00%, 11/24/13............    224,840
 250,000  Prudential Financial, Inc.
          Series B
          5.10%, 9/20/14.............    246,775
 250,000  Travelers Property Casualty
          Corp.
          5.00%, 3/15/13.............    249,842
                                      ----------
                                       1,352,156
                                      ----------
          Machinery--Construction & Mining--0.1%
 125,000  Caterpillar, Inc.
          7.30%, 5/01/31.............    146,827
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
          Machinery--Diversified--0.2%
$150,000  Deere & Co.
          6.95%, 4/25/14............... $  165,186
                                        ----------
          Media--1.1%
 300,000  Comcast Cable
          Communications LLC
          7.13%, 6/15/13...............    320,719
 275,000  Cox Communications, Inc.
          7.13%, 10/01/12..............    293,280
 100,000  News America Holdings, Inc.
          7.75%, 12/01/45..............    108,456
 250,000  Time Warner, Inc.
          6.88%, 5/01/12...............    263,252
 100,000  Walt Disney Co. (The)
          6.38%, 3/01/12...............    106,175
                                        ----------
                                         1,091,882
                                        ----------
          Mining--0.4%
 250,000  Alcoa, Inc.
          6.00%, 1/15/12...............    259,481
 175,000  BHP Billiton Finance USA
          Ltd. (Australia)
          4.80%, 4/15/13...............    170,551
                                        ----------
                                           430,032
                                        ----------
          Miscellaneous Manufacturing--0.2%
 175,000  Honeywell International, Inc.
          6.125%, 11/01/11.............    183,221
                                        ----------
          Oil & Gas--1.3%
 125,000  Conoco, Inc.
          6.95%, 4/15/29...............    142,762
 125,000  Devon Financing Corp.
          7.88%, 9/30/31...............    151,182

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$ 50,000  Hess Corp.
          7.88%, 10/01/29.............. $   59,181
 175,000  Mobil Corp.
          8.63%, 8/15/21...............    239,698
 125,000  Nexen, Inc. (Canada)
          5.88%, 3/10/35...............    117,776
  95,000  Noble Energy, Inc.
          8.00%, 4/01/27...............    110,390
 150,000  Norsk Hydro ASA (Norway)
          7.75%, 6/15/23...............    177,666
 244,000  Pemex Project Funding
          Master Trust
          7.88%, 2/01/09...............    250,813
 100,000  Valero Energy Corp.
          7.50%, 4/15/32...............    109,899
                                        ----------
                                         1,359,367
                                        ----------
          Pharmaceuticals--0.2%
  80,000  Schering-Plough Corp.
          6.75%, 12/01/33..............     86,809
 150,000  Wyeth
          5.50%, 2/01/14...............    152,350
                                        ----------
                                           239,159
                                        ----------
          Pipelines--0.4%
  75,000  Kinder Morgan Energy
          Partners LP
          6.95%, 1/15/38...............     78,712
  60,000  ONEOK Partners LP
          6.85%, 10/15/37..............     62,240
 140,000  Texas Eastern Transmission LP
          7.30%, 12/01/10..............    150,075
  75,000  TransCanada Pipelines Ltd.
          6.20%, 10/15/37..............     74,467
                                        ----------
                                           365,494
                                        ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
          Real Estate--0.1%
$ 95,000  ERP Operating LP
          5.38%, 8/01/16.............. $ 89,606
                                       --------
          Real Estate Investment Trust--0.2%
 100,000  Realty Income Corp.
          5.95%, 9/15/16..............   98,131
 150,000  Simon Property Group LP
          5.25%, 12/01/16.............  139,571
                                       --------
                                        237,702
                                       --------
          Retail--0.7%
 100,000  CVS Caremark Corp.
          5.75%, 6/01/17..............  100,644
 100,000  Home Depot, Inc.
          5.40%, 3/01/16..............   94,745
 200,000  Macys Retail Holdings, Inc.
          7.00%, 2/15/28..............  187,514
 100,000  Target Corp.
          5.88%, 3/01/12..............  103,525
  75,000  Wal-Mart Stores, Inc.
          4.13%, 2/15/11..............   74,487
 200,000  Wal-Mart Stores, Inc.
          5.25%, 9/01/35..............  177,403
                                       --------
                                        738,318
                                       --------
          Savings & Loans--0.1%
  75,000  Washington Mutual Bank
          5.13%, 1/15/15..............   63,526
                                       --------
          Telecommunications--2.0%
 250,000  AT&T, Inc.
          5.10%, 9/15/14..............  247,414
 100,000  AT&T Wireless Services, Inc.
          7.88%, 3/01/11..............  108,297

Principal
 Amount                               Value
---------                           ----------
          Corporate Bonds (Continued)
$100,000  BellSouth Corp.
          6.55%, 6/15/34........... $  103,430
 175,000  British Telecom PLC
          (Great Britain)
          9.13%, 12/15/30(b).......    231,634
 215,000  Deutsche Telekom
          International Finance BV
          (Netherlands)
          8.00%, 6/15/10(c)........    229,532
 100,000  GTE Corp.
          6.94%, 4/15/28...........    107,115
 250,000  Koninklijke KPN NV
          (Netherlands)
          8.00%, 10/01/10..........    268,117
 175,000  Sprint Capital Corp.
          6.13%, 11/15/08..........    175,217
 125,000  Sprint Capital Corp.
          8.75%, 3/15/32...........    140,900
 100,000  Telecom Italia Capital SA
          (Luxembourg)
          5.25%, 10/01/15..........     97,425
  75,000  Telefonica Emisiones SAU
          (Spain)
          7.05%, 6/20/36...........     83,834
  55,000  Vodafone Group PLC
          (Great Britain)
          5.63%, 2/27/17...........     54,766
 125,000  Vodafone Group PLC
          (Great Britain)
          7.88%, 2/15/30...........    147,272
                                    ----------
                                     1,994,953
                                    ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                   Value
---------                              -----------
          Corporate Bonds (Continued)
          Transportation--0.4%
$100,000  Burlington Northern Santa Fe
          Corp.
          7.95%, 8/15/30.............. $   118,381
 150,000  Norfolk Southern Corp.
          7.05%, 5/01/37..............     162,561
 125,000  Union Pacific Corp.
          6.63%, 2/01/29..............     127,387
                                       -----------
                                           408,329
                                       -----------
          Total Corporate Bonds
          (Cost $19,119,236)..........  19,038,572
                                       -----------
          Commercial Mortgage-Backed
          Securities--6.0%
  29,991  Asset Securitization Corp.,
          Series 1995-D1, Class A2
          7.59%, 7/11/27..............      31,125
 230,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2001-TOP2, Class A2
          6.48%, 2/15/35..............     241,051
 175,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2002-TOP6, Class A2
          6.46%, 10/15/36.............     185,085
 400,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T10, Class A2
          4.74%, 3/13/40..............     396,374
 350,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T12, Class A4
          4.68%, 8/13/39(a)...........     345,553

Principal
 Amount                                Value
---------                             --------
          Commercial Mortgage-Backed
          Securities (Continued)
$225,000  Citigroup Commercial
          Mortgage Trust,
          Series 2006-C4, Class A3
          5.72%, 3/15/49............. $232,306
 750,000  Citigroup/Deutsche Bank
          Commercial Mortgage Trust,
          Series 2005-CD1, Class A4
          5.23%, 7/15/44.............  747,812
  85,000  Citigroup/Deutsche Bank
          Commercial Mortgage Trust,
          Series 2006-CD2, Class A4
          5.36%, 1/15/46.............   85,390
 350,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2000-C1, Class A2
          7.55%, 4/15/62.............  365,803
 375,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2001-CK3, Class A4
          6.53%, 6/15/34.............  394,191
 449,292  DLJ Commercial Mortgage
          Corp.,
          Series 2000-CKP1, Class A1B
          7.18%, 11/10/33............  473,314
 400,000  GE Capital Commercial
          Mortgage Corp.,
          Series 2002-1A, Class A3
          6.27%, 12/10/35............  421,180
 150,000  JP Morgan Chase
          Commercial Mortgage
          Securities Corp.,
          Series 2004-LN2, Class A2
          5.12%, 7/15/41.............  150,687

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                  Value
---------                              ----------
          Commercial Mortgage-Backed
          Securities (Continued)
$225,000  JP Morgan Chase
          Commercial Mortgage
          Securities Corp.,
          Series 2006-LDP8, Class A3B
          5.45%, 5/15/45.............. $  225,519
 475,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2003-C3, Class A4
          4.17%, 5/15/32..............    458,947
 700,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2004-C7, Class A6
          4.79%, 10/15/29.............    692,187
 375,000  Merrill Lynch Mortgage Trust
          Series 2005-CKI1, Class A6
          5.24%, 11/12/37.............    373,788
 120,000  Morgan Stanley Dean Witter
          Capital I,
          Series 2001-TOP1, Class A4
          6.66%, 2/15/33..............    125,576
 150,000  Wachovia Bank Commercial
          Mortgage Trust,
          Series 2006-C28, Class A3
          5.68%, 10/15/48.............    153,352
                                       ----------
          Total Commercial
          Mortgage-Backed
          Securities
          (Cost $6,130,451)...........  6,099,240
                                       ----------
          Foreign Government Agencies
          & Obligations--1.7%
 100,000  British Columbia Province of
          Canada (Canada)
          5.38%, 10/29/08.............    101,322

Principal
 Amount                                 Value
---------                             ----------
          Foreign Government Agencies
          & Obligations (Continued)
$625,000  Mexico Government
          International Bond (Mexico)
          5.63%, 1/15/17............. $  633,437
 175,000  Province of Quebec (Canada)
          5.75%, 2/15/09.............    178,171
 125,000  Province of Quebec (Canada)
          5.13%, 11/14/16(a).........    129,228
 275,000  Republic of Chile (Chile)
          5.50%, 1/15/13.............    286,858
 125,000  Republic of Hungary
          (Hungary)
          4.75%, 2/03/15.............    125,264
  50,000  Republic of Italy (Italy)
          4.50%, 1/21/15(a)..........     49,897
 200,000  Republic of Korea
          (South Korea)
          4.88%, 9/22/14.............    200,850
                                      ----------
          Total Foreign
          Government Agencies &
          Obligations
          (Cost $1,676,889)..........  1,705,027
                                      ----------
          Asset-Backed
          Securities--1.0%
          Automotive--0.1%
  90,000  Chase Manhattan Auto
          Owner Trust,
          Series 2006-A, Class A4
          5.36%, 1/15/13.............     91,071
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2007

Principal
 Amount                                  Value
----------                             ----------
           Asset-Backed
           Securities (Continued)
           Diversified Financial Services--0.9%
$  875,000 MBNA Master Credit Card
           Trust,
           Series 1999-J, Class A
           7.00%, 2/15/12............. $  916,220
                                       ----------
           Total Asset-Backed
           Securities
           (Cost $1,030,117)..........  1,007,291
                                       ----------
           Municipal Bond--0.2%
           General Obligations--0.2%
   205,000 Illinois State
           5.10%, 6/01/33
           (Cost $198,130)............    199,114
                                       ----------
           Trust Preferred Bonds--0.1%
           Banks--0.1%
   125,000 Bank of America Corp.
           Capital Trust XI
           6.63%, 5/23/36.............    121,611
                                       ----------
           Diversified Financial Services--0.0%(d)
    50,000 JPMorgan Chase Capital XX
           Series T
           6.55%, 9/29/36.............     45,114
                                       ----------
           Total Trust Preferred
           Bonds
           (Cost $174,207)............    166,725
                                       ----------
Number of
 Shares
----------
           Money Market Fund--5.1%
 5,153,534 BNY Hamilton Money Fund
           (Institutional Shares),
           4.95%(e)
           (Cost $5,153,534)..........  5,153,534
                                       ----------

Number of
 Shares                                       Value
----------                                ------------
           Investment of Cash
           Collateral for Securities
           Loaned--24.7%
           Money Market Fund--24.7%
25,089,663 BNY Institutional Cash
           Reserve Fund, 5.02%(f)
           (Cost $25,089,663)(g)......... $ 25,089,663
                                          ------------
           Total Investments
           (Cost $125,339,910)(h)--
           124.4%........................  126,549,329
           Liabilities in excess of other
           assets--(24.4%)...............  (24,840,009)
                                          ------------
           Net Assets--100.0%............ $101,709,320
                                          ------------

FRNFloating Rate Note. Coupon shown was in effect at December 31, 2007. Date represents ultimate maturity date.
(a)Security, or a portion thereof, was on loan at December 31, 2007.
(b)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poor's, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security currently rated Baa1/A-.
(c)The coupon on this security along with its rating. If its rating falls below single A by either Moody's Standard & Poor's, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/A-.
(d)Less than one tenth of a percent.
(e)Represents annualized 7 day yield at December 31, 2007.
(f)Interest rate shown reflects the yield as of December 31, 2007.
(g)At December 31, 2007, the total market value of the Fund's securities on loan was $24,701,404 and the total value of the collateral held by the Fund was $25,089,663.
(h)The cost for Federal income tax purposes is $125,974,582. At December 31, 2007, net unrealized appreciation was $574,747 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,557,343 and aggregate gross unrealized depreciation of $982,596.

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         December 31, 2007



                                                                                                      Intermediate
                                                                            Core Bond    High Yield    Government
                                                                              Fund          Fund          Fund
                                                                          ------------  ------------  ------------
Assets:
-----------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost..................................... $341,206,782  $182,479,590  $108,586,685
  Affiliated investments at cost.........................................   55,815,742    26,454,956     1,284,022
-----------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value.............................  339,241,652   178,508,164   110,432,791
  Affiliated investments at market value, (including securities on loan)
   (Note 4)..............................................................   55,815,742    26,454,956     1,284,022
  Cash...................................................................           --        68,275            --
  Foreign Cash...........................................................       11,634            --            --
  Receivables:
   Interest..............................................................    2,636,643     3,434,539     1,081,874
   Capital stock sold....................................................      255,048         4,571        44,953
   Investments sold......................................................      141,129            --        23,998
   Interest on securities lending........................................       33,747        18,402            --
  Other assets...........................................................       13,122        10,240        10,969
                                                                          ------------  ------------  ------------
   Total Assets..........................................................  398,148,717   208,499,147   112,878,607
                                                                          ------------  ------------  ------------
Liabilities:
  Payables:
   Collateral for securities on loan (Note 4)............................   54,333,907    17,474,266            --
   Dividends.............................................................      358,521       314,968       104,689
   Services provided by The Bank of New York.............................      174,394        49,878        48,423
   Capital stock repurchased.............................................       89,198       658,612         8,509
  Accrued expenses and other liabilities.................................       83,067       139,753        52,453
                                                                          ------------  ------------  ------------
   Total Liabilities.....................................................   55,039,087    18,637,477       214,074
                                                                          ------------  ------------  ------------
Net Assets:.............................................................. $343,109,630  $189,861,670  $112,664,533
                                                                          ------------  ------------  ------------
Sources Of Net Assets:
  Capital stock @ par.................................................... $     34,405  $     20,247  $     11,273
  Paid-in capital........................................................  356,322,994   205,259,030   113,598,738
  Undistributed net investment loss......................................     (669,779)     (762,413)     (549,901)
  Accumulated net realized loss on investments...........................  (10,612,549)  (10,683,768)   (2,241,683)
  Net unrealized appreciation/depreciation on investments................   (1,965,441)   (3,971,426)    1,846,106
                                                                          ------------  ------------  ------------
Net Assets:.............................................................. $343,109,630  $189,861,670  $112,664,533
                                                                          ------------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007


                                                                                                                     Intermediate
                                                                                            Core Bond    High Yield   Government
                                                                                              Fund          Fund         Fund
                                                                                           ------------ ------------ ------------
Class A Shares:
 Net assets............................................................................... $  1,503,907 $    790,702 $  6,014,367
                                                                                           ------------ ------------ ------------
 Shares outstanding.......................................................................      150,717       84,383      602,348
                                                                                           ------------ ------------ ------------
 Net asset value, offering price and repurchase price per share........................... $       9.98 $       9.37 $       9.98
 Maximum sales charge--4.25% of public offering price.....................................         0.44         0.42         0.44
                                                                                           ------------ ------------ ------------
 Maximum offering price................................................................... $      10.42 $       9.79 $      10.42
                                                                                           ------------ ------------ ------------
Institutional Shares:
 Net assets............................................................................... $341,605,723 $189,070,968 $106,650,166
                                                                                           ------------ ------------ ------------
 Shares outstanding.......................................................................   34,254,476   20,162,404   10,671,082
                                                                                           ------------ ------------ ------------
 Net asset value, offering price and repurchase price per share........................... $       9.97 $       9.38 $       9.99
                                                                                           ------------ ------------ ------------
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares authorized @ $0.001 par value..............................................  200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par value........................................  200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007


                                                      Intermediate
                                                        New York   Intermediate    Municipal     U.S. Bond
                                                       Tax-Exempt   Tax-Exempt   Enhanced Yield Market Index
                                                          Fund         Fund           Fund          Fund
                                                      ------------ ------------  -------------- ------------
Assets:
-----------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost................. $107,494,321 $201,898,138    $8,466,758   $ 95,096,713
  Affiliated investments at cost.....................    4,638,937    2,467,426         7,722     30,243,197
-----------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value.........  110,139,320  205,516,498     7,872,555     96,306,132
  Affiliated investments at market value, (including
   securities on loan) (Note 4)......................    4,638,937    2,467,426         7,722     30,243,197
  Cash...............................................           --           --         4,708             --
  Receivables:
   Interest..........................................    1,402,053    2,879,590       108,461      1,014,104
   Capital stock sold................................       26,500           --            --        250,711
   Interest on securities lending....................           --           --            --         19,280
   Investments sold..................................           --           --            --        876,126
   Due from Advisor..................................           --           --         8,927             --
  Other assets.......................................       10,615       17,460         4,802         10,176
                                                      ------------ ------------    ----------   ------------
   Total Assets......................................  116,217,425  210,880,974     8,007,175    128,719,726
                                                      ------------ ------------    ----------   ------------
Liabilities:
  Payables:
   Capital stock repurchased.........................      948,239        5,909            --              7
   Dividends.........................................       87,268      163,461         8,086        113,370
   Services provided by The Bank of New York.........       42,424      111,011         1,874         12,963
   Collateral for securities on loan (Note 4)........           --           --            --     25,089,663
   Investments purchased.............................           --           --            --      1,739,261
  Accrued expenses and other liabilities.............       51,681       54,617        38,486         55,142
                                                      ------------ ------------    ----------   ------------
   Total Liabilities.................................    1,129,612      334,998        48,446     27,010,406
                                                      ------------ ------------    ----------   ------------
Net Assets:.......................................... $115,087,813 $210,545,976    $7,958,729   $101,709,320
                                                      ------------ ------------    ----------   ------------
Sources of Net Assets:
  Capital stock @ par................................ $     10,646 $     21,310    $      849   $      9,776
  Paid-in capital....................................  112,369,809  206,991,979     8,584,965    103,466,760
  Undistributed net investment income (loss).........           63          610            --       (487,615)
  Accumulated net realized gain (loss) on
   investments.......................................       62,296      (86,283)      (32,882)    (2,489,020)
  Net unrealized appreciation/depreciation on
   investments.......................................    2,644,999    3,618,360      (594,203)     1,209,419
                                                      ------------ ------------    ----------   ------------
Net Assets:.......................................... $115,087,813 $210,545,976    $7,958,729   $101,709,320
                                                      ------------ ------------    ----------   ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007


                                                  Intermediate
                                                    New York   Intermediate   Municipal     U.S. Bond
                                                   Tax-Exempt   Tax-Exempt  Enhanced Yield Market Index
                                                      Fund         Fund          Fund          Fund
                                                  ------------ ------------ -------------- ------------
Class A & Investor Shares:
  Net assets..................................... $ 17,152,454 $    592,687  $         --  $    122,525
                                                  ------------ ------------  ------------  ------------
  Shares outstanding.............................    1,585,699       59,914            --        11,782
                                                  ------------ ------------  ------------  ------------
  Net asset value, offering price and repurchase
   price per share............................... $      10.82 $       9.89  $         --  $      10.40
  Maximum sales charge--4.25% of public
   offering price................................         0.48         0.44            --            --
                                                  ------------ ------------  ------------  ------------
  Maximum offering price......................... $      11.30 $      10.33  $         --  $         --
                                                  ------------ ------------  ------------  ------------
Institutional Shares:
  Net assets..................................... $ 97,935,359 $209,953,289  $  7,958,729  $101,586,795
                                                  ------------ ------------  ------------  ------------
  Shares outstanding.............................    9,060,706   21,250,478       849,096     9,764,557
                                                  ------------ ------------  ------------  ------------
  Net asset value, offering price and repurchase
   price per share............................... $      10.81 $       9.88  $       9.37  $      10.40
                                                  ------------ ------------  ------------  ------------
-------------------------------------------------------------------------------------------------------
Class A & Investor Shares authorized @ $0.001 par
 value...........................................  200,000,000  200,000,000            --   200,000,000
Institutional Shares authorized @ $0.001 par
 value...........................................  200,000,000  200,000,000   200,000,000   200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the year ended December 31, 2007

                                                                                            Core Bond    High Yield
                                                                                              Fund          Fund
                                                                                           -----------  -----------
Investment Income:
 Interest................................................................................. $18,496,855  $15,572,515
 Interest from affiliated fund............................................................     330,142      306,123
 Securities lending income (Note 4).......................................................     168,278      125,668
                                                                                           -----------  -----------
   Total Income...........................................................................  18,995,275   16,004,306
                                                                                           -----------  -----------
Expenses:
 Advisory.................................................................................   1,771,314    1,140,781
 Administration...........................................................................     354,263      208,156
 Custodian................................................................................     113,873       32,235
 Transfer agent...........................................................................      90,941      105,729
 Pricing..................................................................................      37,526       32,920
 Reports to shareholders..................................................................      34,968       26,729
 Securities lending.......................................................................      33,048       18,616
 Registration and filings.................................................................      27,926       26,479
 Legal....................................................................................      22,805       17,012
 Directors................................................................................      22,795       22,685
 Audit....................................................................................      14,947       14,682
 Insurance................................................................................       9,574        5,105
 12b-1 fee--Class A Shares................................................................       4,158        1,739
 Cash management..........................................................................       2,677        2,283
 Other....................................................................................      12,284       17,577
                                                                                           -----------  -----------
   Total Expenses.........................................................................   2,553,099    1,672,728
 Fees waived by The Bank of New York (Note 3).............................................    (106,356)          --
 Earnings credit adjustment (Note 3)......................................................          --      (10,649)
                                                                                           -----------  -----------
   Net Expenses...........................................................................   2,446,743    1,662,079
                                                                                           -----------  -----------
   Net Investment Income..................................................................  16,548,532   14,342,227
                                                                                           -----------  -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and
 Futures:
 Net realized gain (loss) on:
   Investment.............................................................................  (2,080,620)  (1,985,548)
   Foreign currency transactions..........................................................     247,327           --
   Swaps..................................................................................      (6,484)          --
   Futures................................................................................     (24,987)          --
                                                                                           -----------  -----------
 Net decrease in realized loss on investments, foreign currency transactions, swaps, and futures................................................................................  (1,864,764)  (1,985,548)
                                                                                           -----------  -----------
 Increase (decrease) in unrealized appreciation/depreciation on:
   Investments............................................................................   4,476,872   (7,195,056)
   Foreign currency transactions..........................................................    (148,021)          --
   Futures................................................................................      (3,087)          --
                                                                                           -----------  -----------
 Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign
   currency transactions and futures......................................................   4,325,764   (7,195,056)
                                                                                           -----------  -----------
 Net realized and unrealized gain (loss) on investments, foreign currency transactions
   and futures............................................................................   2,461,000   (9,180,604)
                                                                                           -----------  -----------
 Net increase in net assets resulting from operations..................................... $19,009,532  $ 5,161,623
                                                                                           -----------  -----------

See notes to financial statements.

         BNY Hamilton Funds

         For the year ended December 31, 2007


                                                                                    Intermediate
                                                                       Intermediate   New York
                                                                        Government   Tax-Exempt
                                                                           Fund         Fund
                                                                       ------------ ------------
Investment Income:
  Interest............................................................  $5,172,927   $4,699,432
  Interest from affiliated fund.......................................     356,839       34,033
                                                                        ----------   ----------
   Total Income.......................................................   5,529,766    4,733,465
                                                                        ----------   ----------
Expenses:
  Advisory............................................................     557,650      569,695
  Administration......................................................     111,531      113,940
  Transfer agent......................................................      43,057       41,993
  Registration and filings............................................      28,610       28,662
  Custodian...........................................................      27,759       13,450
  Pricing.............................................................      25,688       15,165
  Directors...........................................................      22,788       22,601
  12b-1 fee--Class A Shares...........................................      15,007       43,685
  Audit...............................................................      13,453       13,445
  Reports to shareholders.............................................      10,797       10,693
  Legal...............................................................       6,583        7,645
  Insurance...........................................................       2,957        2,894
  Cash management.....................................................       1,268        1,218
  Securities lending..................................................          --           --
  Other...............................................................      11,982       12,685
                                                                        ----------   ----------
   Total Expenses.....................................................     879,130      897,771
  Fees waived by The Bank of New York (Note 3)........................    (139,025)    (181,838)
  Earnings credit adjustment (Note 3).................................        (146)          --
                                                                        ----------   ----------
   Net Expenses.......................................................     739,959      715,933
                                                                        ----------   ----------
   Net Investment Income..............................................   4,789,807    4,017,532
                                                                        ----------   ----------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments....................................     875,278      203,025
                                                                        ----------   ----------
  Net increase in unrealized appreciation/depreciation on investments.   1,780,688      514,471
                                                                        ----------   ----------
  Net realized and unrealized gain on investments.....................   2,655,966      717,496
                                                                        ----------   ----------
  Net increase in net assets resulting from operations................  $7,445,773   $4,735,028
                                                                        ----------   ----------

See notes to financial statements.

         BNY Hamilton Funds

         For the year ended December 31, 2007


                                                                      Intermediate Municipal   U.S. Bond
                                                                       Tax-Exempt   Enhanced  Market Index
                                                                          Fund     Yield Fund     Fund
                                                                      ------------ ---------- ------------
Investment Income:
  Interest...........................................................  $8,663,921  $ 386,273   $4,690,999
  Interest from affiliated fund......................................      53,018     10,056      116,246
  Securities lending income (Note 4).................................          --         --      117,115
                                                                       ----------  ---------   ----------
   Total Income......................................................   8,716,939    396,329    4,924,360
                                                                       ----------  ---------   ----------
Expenses:
  Advisory...........................................................   1,061,703     39,844      187,232
  Administration.....................................................     212,342      7,969       93,616
  Transfer agent.....................................................      43,563     11,221       34,883
  Registration and filings...........................................      27,982     25,374       23,916
  Directors..........................................................      22,918     22,745       22,877
  Custodian..........................................................      20,909      4,538       24,929
  Reports to shareholders............................................      16,750      2,141        8,968
  Legal..............................................................      14,344      2,007        6,644
  Pricing............................................................      14,310      8,276       35,653
  Audit..............................................................      13,633     12,353       14,413
  Insurance..........................................................       5,781        141        2,126
  12b-1 fee--Class A and Investor Shares.............................       2,110         --          655
  Cash management....................................................       1,350         --          737
  Securities lending.................................................          --         --       21,610
  Other..............................................................       7,950      3,493       10,972
                                                                       ----------  ---------   ----------
   Total Expenses....................................................   1,465,645    140,102      489,231
  Fees waived by The Bank of New York (Note 3).......................          --    (77,102)    (161,720)
  Earnings credit adjustment (Note 3)................................         (16)        --           --
                                                                       ----------  ---------   ----------
   Net Expenses......................................................   1,465,629     63,000      327,511
                                                                       ----------  ---------   ----------
   Net Investment Income.............................................   7,251,310    333,329    4,596,849
                                                                       ----------  ---------   ----------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments............................     (86,283)    15,342       39,922
                                                                       ----------  ---------   ----------
  Net increase (decrease) in unrealized appreciation/depreciation on
   investments.......................................................     891,838   (761,694)   1,748,380
                                                                       ----------  ---------   ----------
  Net realized and unrealized gain (loss) on investments.............     805,555   (746,352)   1,788,302
                                                                       ----------  ---------   ----------
  Net increase (decrease) in net assets resulting from operations....  $8,056,865  $(413,023)  $6,385,151
                                                                       ----------  ---------   ----------

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Changes in Net Assets

                                                                                                      Core Bond Fund
                                                                                                --------------------------
                                                                                                  Year Ended December 31,
                                                                                                --------------------------
                                                                                                    2007          2006
                                                                                                ------------  ------------
Operations:
 Net investment income......................................................................... $ 16,548,532  $ 16,529,366
 Net realized loss on investments, foreign currency transactions,
   swaps and futures...........................................................................   (1,864,764)   (2,801,938)
 Increase (decease) in unrealized appreciation/depreciation
   on investments, foreign currency transactions and futures...................................    4,325,764       310,248
                                                                                                ------------  ------------
   Net increase in net assets resulting from operations........................................   19,009,532    14,037,676
                                                                                                ------------  ------------
Dividends to Shareholders:
 Dividends from net investment income: Class A Shares..........................................      (75,362)     (134,631)
                         Institutional Shares..................................................  (16,908,215)  (17,125,532)
                                                                                                ------------  ------------
                                                                                                 (16,983,577)  (17,260,163)
                                                                                                ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares..............................................       90,267       437,650
                     Institutional Shares......................................................   29,008,080    39,909,100
 Proceeds from shares issued on reinvestment of dividends: Class A
   Shares......................................................................................       70,651       108,759
           Institutional Shares................................................................    3,133,767     3,200,939
 Value of capital stock repurchased: Class A Shares............................................   (1,137,991)   (1,493,048)
                      Institutional Shares.....................................................  (52,783,221)  (84,173,221)
                                                                                                ------------  ------------
 Net increase (decrease) in net assets resulting from capital stock transactions................................................................................  (21,618,447)  (42,009,821)
                                                                                                ------------  ------------
   Increase (decrease) in Net Assets...........................................................  (19,592,492)  (45,232,308)
Net Assets:
 Beginning of year.............................................................................  362,702,122   407,934,430
                                                                                                ------------  ------------
 End of year................................................................................... $343,109,630  $362,702,122
                                                                                                ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares...................................................................        9,199        44,307
         Institutional Shares..................................................................    2,934,340     4,062,816
 Shares issued on reinvestment of dividends: Class A Shares....................................        7,147        11,041
           Institutional Shares................................................................      317,550       324,937
 Shares repurchased: Class A Shares............................................................     (114,631)     (151,797)
             Institutional Shares..............................................................   (5,352,418)   (8,550,548)
                                                                                                ------------  ------------
   Net increase (decrease).....................................................................   (2,198,813)   (4,259,244)
 Shares outstanding, beginning of year.........................................................   36,604,006    40,863,250
                                                                                                ------------  ------------
 Shares outstanding, end of year...............................................................   34,405,193    36,604,006
                                                                                                ------------  ------------

                                                                                                      High Yield Fund
                                                                                                --------------------------
                                                                                                  Year Ended December 31,
                                                                                                --------------------------
                                                                                                    2007          2006
                                                                                                ------------  ------------
Operations:
 Net investment income......................................................................... $ 14,342,227  $ 12,019,900
 Net realized loss on investments, foreign currency transactions,
   swaps and futures...........................................................................   (1,985,548)   (2,470,783)
 Increase (decease) in unrealized appreciation/depreciation
   on investments, foreign currency transactions and futures...................................   (7,195,056)    3,259,094
                                                                                                ------------  ------------
   Net increase in net assets resulting from operations........................................    5,161,623    12,808,211
                                                                                                ------------  ------------
Dividends to Shareholders:
 Dividends from net investment income: Class A Shares..........................................      (48,823)      (62,159)
                         Institutional Shares..................................................  (15,032,816)  (13,366,006)
                                                                                                ------------  ------------
                                                                                                 (15,081,639)  (13,428,165)
                                                                                                ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares..............................................      314,080       106,546
                     Institutional Shares......................................................   38,591,757    69,998,291
 Proceeds from shares issued on reinvestment of dividends: Class A
   Shares......................................................................................       20,738        22,619
           Institutional Shares................................................................    1,880,635     1,748,469
 Value of capital stock repurchased: Class A Shares............................................     (167,086)     (789,986)
                      Institutional Shares.....................................................  (42,412,459)  (53,450,463)
                                                                                                ------------  ------------
 Net increase (decrease) in net assets resulting from capital stock
   transactions................................................................................   (1,772,335)   17,635,476
                                                                                                ------------  ------------
   Increase (decrease) in Net Assets...........................................................  (11,692,351)   17,015,522
Net Assets:
 Beginning of year.............................................................................  201,554,021   184,538,499
                                                                                                ------------  ------------
 End of year................................................................................... $189,861,670  $201,554,021
                                                                                                ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares...................................................................       33,226        11,166
         Institutional Shares..................................................................    3,933,354     7,201,524
 Shares issued on reinvestment of dividends: Class A Shares....................................        2,138         2,332
           Institutional Shares................................................................      194,302       180,150
 Shares repurchased: Class A Shares............................................................      (17,108)      (82,499)
             Institutional Shares..............................................................   (4,432,782)   (5,498,239)
                                                                                                ------------  ------------
   Net increase (decrease).....................................................................     (286,870)    1,814,434
 Shares outstanding, beginning of year.........................................................   20,533,657    18,719,223
                                                                                                ------------  ------------
 Shares outstanding, end of year...............................................................   20,246,787    20,533,657
                                                                                                ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                    Intermediate
                                                                                                   Government Fund
                                                                                             --------------------------
                                                                                               Year Ended December 31,
                                                                                             --------------------------
                                                                                                 2007          2006
                                                                                             ------------  ------------
Operations:
  Net investment income..................................................................... $  4,789,807  $  4,967,099
  Net realized gain (loss) on investments...................................................      875,278       153,893
  Increase (decease) in unrealized appreciation/depreciation on
   investments..............................................................................    1,780,688    (1,092,807)
                                                                                             ------------  ------------
   Net increase in net assets resulting from operations.....................................    7,445,773     4,028,185
                                                                                             ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares......................................     (271,390)     (320,336)
                        Class C Shares......................................................           --            --
                        Institutional Shares................................................   (5,036,821)   (5,310,448)
  Distributions from capital gains: Class A Shares..........................................           --            --
                   Class C Shares...........................................................           --            --
                    Institutional Shares....................................................           --            --
                                                                                             ------------  ------------
                                                                                               (5,308,211)   (5,630,784)
                                                                                             ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................................       97,266       429,405
                    Class C Shares..........................................................           --            --
                    Institutional Shares....................................................   20,252,610    18,186,487
  Proceeds from shares issued on reinvestment of dividends and
   distributions: Class A Shares............................................................      243,918       288,069
          Class C Shares....................................................................           --            --
          Institutional Shares..............................................................    2,409,418     2,640,749
  Value of capital stock repurchased: Class A Shares........................................     (760,998)   (1,471,932)
                     Class C Shares.........................................................           --            --
                     Institutional Shares...................................................  (21,719,917)  (29,835,643)
                                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions.............................................................................      522,297    (9,762,865)
                                                                                             ------------  ------------
   Increase (decrease) in Net Assets........................................................    2,659,859   (11,365,464)
Net Assets:
  Beginning of year.........................................................................  110,004,674   121,370,138
                                                                                             ------------  ------------
  End of year/(a)/.......................................................................... $112,664,533  $110,004,674
                                                                                             ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................................        9,889        43,719
        Class C Shares......................................................................           --            --
        Institutional Shares................................................................    2,064,135     1,855,641
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares........................................................       24,871        29,448
             Class C Shares.................................................................           --            --
             Institutional Shares...........................................................      245,431       269,765
  Shares repurchased: Class A Shares........................................................      (77,375)     (149,595)
             Class C Shares.................................................................           --            --
             Institutional Shares...........................................................   (2,212,165)   (3,045,601)
                                                                                             ------------  ------------
   Net increase (decrease)..................................................................       54,786      (996,623)
  Shares outstanding, beginning of year.....................................................   11,218,644    12,215,267
                                                                                             ------------  ------------
  Shares outstanding, end of year...........................................................   11,273,430    11,218,644
                                                                                             ------------  ------------

  (a) Includes undistributed net investment income as of year end........................... $         --  $         --
                                                                                             ------------  ------------

                                                                                                Intermediate New York
                                                                                                   Tax-Exempt Fund
                                                                                             --------------------------
                                                                                               Year Ended December 31,
                                                                                             --------------------------
                                                                                                 2007          2006
                                                                                             ------------  ------------
Operations:
  Net investment income..................................................................... $  4,017,532  $  3,870,866
  Net realized gain (loss) on investments...................................................      203,025        (2,812)
  Increase (decease) in unrealized appreciation/depreciation on
   investments..............................................................................      514,471        73,663
                                                                                             ------------  ------------
   Net increase in net assets resulting from operations.....................................    4,735,028     3,941,717
                                                                                             ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares......................................     (578,931)     (604,473)
                        Class C Shares......................................................           --          (252)
                        Institutional Shares................................................   (3,438,535)   (3,266,122)
  Distributions from capital gains: Class A Shares..........................................      (20,561)       (5,201)
                   Class C Shares...........................................................           --            (3)
                    Institutional Shares....................................................     (117,454)      (26,636)
                                                                                             ------------  ------------
                                                                                               (4,155,481)   (3,902,687)
                                                                                             ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................................      383,375       567,371
                    Class C Shares..........................................................           --            52
                    Institutional Shares....................................................   16,821,126    10,849,490
  Proceeds from shares issued on reinvestment of dividends and
   distributions: Class A Shares............................................................      463,142       464,715
          Class C Shares....................................................................            8           255
          Institutional Shares..............................................................      563,588       406,237
  Value of capital stock repurchased: Class A Shares........................................   (1,912,848)   (3,062,141)
                     Class C Shares.........................................................      (10,447)          (43)
                     Institutional Shares...................................................  (14,729,741)  (11,669,321)
                                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions.............................................................................    1,578,203    (2,443,385)
                                                                                             ------------  ------------
   Increase (decrease) in Net Assets........................................................    2,157,750    (2,404,355)
Net Assets:
  Beginning of year.........................................................................  112,930,063   115,334,418
                                                                                             ------------  ------------
  End of year/(a)/.......................................................................... $115,087,813  $112,930,063
                                                                                             ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................................       35,671        53,096
        Class C Shares......................................................................           --            10
        Institutional Shares................................................................    1,569,026     1,015,058
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares........................................................       43,233        43,406
             Class C Shares.................................................................            1            23
             Institutional Shares...........................................................       52,613        37,992
  Shares repurchased: Class A Shares........................................................     (178,919)     (286,563)
             Class C Shares.................................................................         (970)          (10)
             Institutional Shares...........................................................   (1,380,442)   (1,092,327)
                                                                                             ------------  ------------
   Net increase (decrease)..................................................................      140,213      (229,315)
  Shares outstanding, beginning of year.....................................................   10,506,192    10,735,507
                                                                                             ------------  ------------
  Shares outstanding, end of year...........................................................   10,646,405    10,506,192
                                                                                             ------------  ------------

  (a) Includes undistributed net investment income as of year end........................... $         63  $         96
                                                                                             ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                     Intermediate
                                                                                                    Tax-Exempt Fund
                                                                                              --------------------------
                                                                                                Year Ended December 31,
                                                                                              --------------------------
                                                                                                  2007          2006
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $  7,251,310  $  7,691,779
  Net realized gain (loss) on investments....................................................      (86,283)      439,766
  Increase (decease) in unrealized appreciation/depreciation on
   investments...............................................................................      891,838      (356,383)
                                                                                              ------------  ------------
   Net increase (decrease) in net assets resulting from operations...........................    8,056,865     7,775,162
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................      (26,544)      (48,720)
                         Institutional Shares................................................   (7,224,779)   (7,640,353)
  Distributions from capital gains: Class A Shares...........................................         (750)       (2,433)
                     Institutional Shares....................................................     (271,269)     (371,063)
                                                                                              ------------  ------------
                                                                                                (7,523,342)   (8,062,569)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................       76,402       440,521
                     Institutional Shares....................................................   13,422,416    12,395,839
  Proceeds from shares issued on reinvestment of dividends and
   distributions: Class A Shares.............................................................       10,009        12,065
           Institutional Shares..............................................................      466,760       626,964
  Value of capital stock repurchased: Class A Shares.........................................     (897,410)     (711,422)
                      Institutional Shares...................................................  (20,663,642)  (43,798,126)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................   (7,585,465)  (31,034,159)
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................   (7,051,942)  (31,321,566)
Net Assets:
  Beginning of year..........................................................................  217,597,918   248,919,484
                                                                                              ------------  ------------
  End of year/(a)/........................................................................... $210,545,976  $217,597,918
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................        7,771        44,524
         Institutional Shares................................................................    1,367,872     1,260,988
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................        1,022         1,225
              Institutional Shares...........................................................       47,912        63,921
  Shares repurchased: Class A Shares.........................................................      (91,115)      (72,266)
             Institutional Shares............................................................   (2,108,877)   (4,461,848)
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................     (775,415)   (3,163,456)
  Shares outstanding, beginning of year......................................................   22,085,807    25,249,263
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................   21,310,392    22,085,807
                                                                                              ------------  ------------

  (a) Includes undistributed net investment income as of year end............................ $        610  $        624
                                                                                              ------------  ------------

                                                                                                 Municipal Enhanced
                                                                                                     Yield Fund
                                                                                              -----------------------
                                                                                              Year Ended December 31,
                                                                                              -----------------------
                                                                                                  2007        2006
                                                                                              -----------  ----------
Operations:
  Net investment income...................................................................... $   333,329  $  198,754
  Net realized gain (loss) on investments....................................................      15,342      (3,991)
  Increase (decease) in unrealized appreciation/depreciation on
   investments...............................................................................    (761,694)    167,491
                                                                                              -----------  ----------
   Net increase (decrease) in net assets resulting from operations...........................    (413,023)    362,254
                                                                                              -----------  ----------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................          --          --
                         Institutional Shares................................................    (333,329)   (198,754)
  Distributions from capital gains: Class A Shares...........................................          --          --
                     Institutional Shares....................................................     (44,235)         --
                                                                                              -----------  ----------
                                                                                                 (377,564)   (198,754)
                                                                                              -----------  ----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................          --          --
                     Institutional Shares....................................................   4,778,840   7,088,247
  Proceeds from shares issued on reinvestment of dividends and
   distributions: Class A Shares.............................................................          --          --
           Institutional Shares..............................................................     264,855     135,562
  Value of capital stock repurchased: Class A Shares.........................................          --          --
                      Institutional Shares...................................................  (3,651,131)    (30,557)
                                                                                              -----------  ----------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................   1,392,564   7,193,252
                                                                                              -----------  ----------
   Increase (decrease) in Net Assets.........................................................     601,977   7,356,752
Net Assets:
  Beginning of year..........................................................................   7,356,752          --
                                                                                              -----------  ----------
  End of year/(a)/........................................................................... $ 7,958,729  $7,356,752
                                                                                              -----------  ----------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................          --          --
         Institutional Shares................................................................     469,648     701,827
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................          --          --
              Institutional Shares...........................................................      26,924      13,359
  Shares repurchased: Class A Shares.........................................................          --          --
             Institutional Shares............................................................    (359,715)     (2,947)
                                                                                              -----------  ----------
   Net increase (decrease)...................................................................     136,857     712,239
  Shares outstanding, beginning of year......................................................     712,239          --
                                                                                              -----------  ----------
  Shares outstanding, end of year............................................................     849,096     712,239
                                                                                              -----------  ----------

  (a) Includes undistributed net investment income as of year end............................ $        --  $       --
                                                                                              -----------  ----------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                           U.S. Bond Market
                                                                                                              Index Fund
                                                                                                      --------------------------
                                                                                                        Year Ended December 31,
                                                                                                      --------------------------
                                                                                                          2007          2006
                                                                                                      ------------  ------------
Operations:
 Net investment income............................................................................... $  4,596,849  $  3,994,462
 Net realized gain (loss) on investments.............................................................       39,922      (677,172)
 Increase (decease) in unrealized appreciation/depreciation
   on investments....................................................................................    1,748,380       (71,733)
                                                                                                      ------------  ------------
   Net increase in net assets resulting from operations..............................................    6,385,151     3,245,557
                                                                                                      ------------  ------------
Dividends to Shareholders:
 Dividends from net investment income: Investor Shares...............................................      (13,087)      (10,554)
                         Institutional Shares........................................................   (4,903,827)   (4,370,736)
                                                                                                      ------------  ------------
                                                                                                        (4,916,914)   (4,381,290)
                                                                                                      ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Investor Shares...................................................      132,836        41,464
                     Institutional Shares............................................................   32,065,974    18,763,358
 Proceeds from shares issued on reinvestment of dividends:
   Investor Shares...................................................................................       13,257        10,517

                                                 Institutional
Shares...............................................................................................    2,401,819     2,283,894
 Value of capital stock repurchased: Investor Shares.................................................     (255,446)      (22,032)
                      Institutional Shares...........................................................  (20,218,489)  (24,445,002)
                                                                                                      ------------  ------------
 Net increase (decrease) in net assets resulting from
   capital stock transactions........................................................................   14,139,951    (3,367,801)
                                                                                                      ------------  ------------
   Increase (decrease) in Net Assets.................................................................   15,608,188    (4,503,534)
Net Assets:
 Beginning of year...................................................................................   86,101,132    90,604,666
                                                                                                      ------------  ------------
 End of year......................................................................................... $101,709,320  $ 86,101,132
                                                                                                      ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Investor Shares........................................................................       12,911         4,032
         Institutional Shares........................................................................    3,133,592     1,836,480
 Shares issued on reinvestment of dividends: Investor Shares.........................................        1,298         1,031
                           Institutional Shares......................................................      234,508       223,650
 Shares repurchased: Investor Shares.................................................................      (24,853)       (2,192)
             Institutional Shares....................................................................   (1,971,493)   (2,401,594)
                                                                                                      ------------  ------------
   Net increase (decrease)...........................................................................    1,385,963      (338,593)
 Shares outstanding, beginning of year...............................................................    8,390,376     8,728,969
                                                                                                      ------------  ------------
 Shares outstanding, end of year.....................................................................    9,776,339     8,390,376
                                                                                                      ------------  ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Financial Highlights

                                                                Net Realized
                                                               and Unrealized
                                                               Gain (Loss) on
                                         Net Asset              Investments,   Distributions               Net Asset
                                          Value,      Net     Foreign Currency   from Net    Distributions  Value,
                                         Beginning Investment   Transactions    Investment       from       End of
                                         of Period Income(a)    and Futures       Income     Capital Gains  Period
                                         --------- ---------- ---------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $ 9.91     $0.44         $ 0.08         $(0.45)       $   --      $ 9.98
For the year ended December 31, 2006....    9.99      0.41          (0.06)         (0.43)           --        9.91
For the year ended December 31, 2005....   10.26      0.36          (0.23)         (0.40)           --        9.99
For the year ended December 31, 2004....   10.30      0.34           0.03          (0.39)        (0.02)      10.26
For the year ended December 31, 2003....   10.51      0.35          (0.01)         (0.43)        (0.12)      10.30

Class C Shares
For the period ended January 23, 2005***
 (Unaudited)............................   10.26      0.01           0.04          (0.03)           --       10.28
For the period October 13, 2004* through
 December 31, 2004......................   10.29      0.05          (0.02)         (0.06)           --       10.26

Institutional Shares
For the year ended December 31, 2007....    9.91      0.46           0.08          (0.48)           --        9.97
For the year ended December 31, 2006....    9.98      0.43          (0.05)         (0.45)           --        9.91
For the year ended December 31, 2005....   10.25      0.39          (0.23)         (0.43)           --        9.98
For the year ended December 31, 2004....   10.29      0.37           0.03          (0.42)        (0.02)      10.25
For the year ended December 31, 2003....   10.51      0.37          (0.02)         (0.45)        (0.12)      10.29

*  Commencement of investment operations.
** Annualized.
***On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Core Bond Fund


                                                                           Ratio to Average Net Assets of
                                                                    -----------------------------------------
                                                                    Expenses, Net                 Net Investment
                                                                      of Waiver   Expenses, Prior Income Net of
                                           Total      Net Assets,     from The    to Waiver from   Waiver from   Portfolio
                                         Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                         Return(b)  (000's Omitted)   New York       New York        New York      Rate
                                         ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....    5.38%      $  1,504         0.94%          0.97%           4.42%        119%
For the year ended December 31, 2006....    3.57%         2,469         0.94%          0.94%           4.12%        108%
For the year ended December 31, 2005....    1.32%         3,451         0.93%          0.93%           3.59%         94%
For the year ended December 31, 2004....    3.65%         4,696         0.99%          0.99%           3.32%         72%
For the year ended December 31, 2003....    3.29%         7,733         1.04%          1.04%           3.32%        110%

Class C Shares
For the period ended January 23, 2005***
 (Unaudited)............................    0.36%            29         1.69%**        1.69%**         2.11%**       31%
For the period October 13, 2004* through
 December 31, 2004......................    0.31%           109         1.69%**        1.70%**         2.69%**       72%

Institutional Shares
For the year ended December 31, 2007....    5.54%       341,606         0.69%          0.72%           4.67%        119%
For the year ended December 31, 2006....    3.93%       360,233         0.69%          0.69%           4.37%        108%
For the year ended December 31, 2005....    1.57%       404,483         0.68%          0.68%           3.85%         94%
For the year ended December 31, 2004....    3.91%       460,684         0.73%          0.73%           3.58%         72%
For the year ended December 31, 2003....    3.43%       462,005         0.79%          0.79%           3.57%        110%

See notes to financial statements.

         BNY Hamilton High Yield Fund



                                      Net Asset             Net Realized  Distributions                Net Asset
                                       Value,      Net     and Unrealized   from Net    Distributions   Value,
                                      Beginning Investment Gain (Loss) on  Investment       from        End of
                                      of Period Income(a)   Investments      Income     Capital Gains   Period
                                      --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007.  $ 9.81     $0.63        $(0.39)       $(0.68)       $   --       $ 9.37
For the year ended December 31, 2006.    9.86      0.57          0.02         (0.64)           --         9.81
For the year ended December 31, 2005.   10.35      0.54         (0.36)        (0.64)        (0.03)        9.86
For the year ended December 31, 2004.   10.23      0.56          0.21         (0.65)           --/(1)/   10.35
For the period May 1, 2003* through
 December 31, 2003...................   10.00      0.33          0.27         (0.37)           --        10.23

Class C Shares
For the period ended June 14, 2005***
 (Unaudited).........................   10.36      0.22         (0.27)        (0.27)           --        10.04
For the period July 27, 2004* through
 December 31, 2004...................   10.08      0.21          0.30         (0.23)           --/(1)/   10.36

Institutional Shares
For the year ended December 31, 2007.    9.82      0.67         (0.41)        (0.70)           --         9.38
For the year ended December 31, 2006.    9.86      0.60          0.03         (0.67)           --         9.82
For the year ended December 31, 2005.   10.35      0.57         (0.37)        (0.66)        (0.03)        9.86
For the year ended December 31, 2004.   10.23      0.59          0.20         (0.67)           --/(1)/   10.35
For the period May 1, 2003* through
 December 31, 2003...................   10.00      0.36          0.25         (0.38)           --        10.23

*  Commencement of investment operations.
** Annualized.
***On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                        Ratio to Average Net Assets of
                                                                 -----------------------------------------
                                                                 Expenses, Net                 Net Investment
                                                                   of Waiver   Expenses, Prior Income Net of
                                        Total      Net Assets,     from The    to Waiver from   Waiver from   Portfolio
                                      Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                      Return(b)  (000's Omitted)   New York       New York        New York      Rate
                                      ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007.    2.44%      $    791         1.05%          1.05%           6.66%         99%
For the year ended December 31, 2006.    6.29%           649         1.04%          1.04%           5.83%        101%
For the year ended December 31, 2005.    1.82%         1,332         1.06%          1.06%           5.45%         88%
For the year ended December 31, 2004.    7.80%         1,115         1.14%          1.23%           5.49%         72%
For the period May 1, 2003* through
 December 31, 2003...................    6.30%         1,465         1.14%**        1.49%**         5.60%**       42%

Class C Shares
For the period ended June 14, 2005***
 (Unaudited).........................   (0.58)%           38         1.82%**        1.82%**         4.68%**       37%
For the period July 27, 2004* through
 December 31, 2004...................    5.48%            38         1.89%**        1.90%**         4.72%**       72%

Institutional Shares
For the year ended December 31, 2007.    2.70%       189,071         0.80%          0.80%           6.89%         99%
For the year ended December 31, 2006.    6.67%       200,905         0.80%          0.80%           6.17%        101%
For the year ended December 31, 2005.    2.08%       183,206         0.81%          0.81%           5.70%         88%
For the year ended December 31, 2004.    8.08%       166,587         0.89%          0.96%           5.75%         72%
For the period May 1, 2003* through
 December 31, 2003...................    6.47%       102,701         0.89%**        1.22%**         5.69%**       42%

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund



                                         Net Asset             Net Realized  Distributions Net Asset
                                          Value,      Net     and Unrealized   from Net     Value,
                                         Beginning Investment Gain (Loss) on  Investment    End of
                                          of Year  Income(a)   Investments      Income       Year
                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $ 9.80     $0.40        $ 0.23        $(0.45)     $ 9.98
For the year ended December 31, 2006....    9.93      0.39         (0.07)        (0.45)       9.80
For the year ended December 31, 2005....   10.14      0.36         (0.14)        (0.43)       9.93
For the year ended December 31, 2004....   10.27      0.35         (0.06)        (0.42)      10.14
For the year ended December 31, 2003....   10.51      0.33         (0.17)        (0.40)      10.27

Institutional Shares
For the year ended December 31, 2007....    9.81      0.42          0.23         (0.47)       9.99
For the year ended December 31, 2006....    9.94      0.42         (0.08)        (0.47)       9.81
For the year ended December 31, 2005....   10.15      0.39         (0.14)        (0.46)       9.94
For the year ended December 31, 2004....   10.28      0.37         (0.05)        (0.45)      10.15
For the year ended December 31, 2003....   10.51      0.35         (0.16)        (0.42)      10.28

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                         Ratio to Average Net Assets of
                                                                    ---------------------------------------
                                                                    Expenses, Net
                                                                      of Waiver   Expenses, Prior
                                           Total      Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Investment   End of Year      Bank of      The Bank of   Investment Turnover
                                         Return(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....    6.53%      $  6,015         0.90%          1.02%         4.06%      57%
For the year ended December 31, 2006....    3.32%         6,319         0.90%          1.03%         4.02%      21%
For the year ended December 31, 2005....    2.25%         7,161         0.90%          1.03%         3.62%      29%
For the year ended December 31, 2004....    2.92%        10,505         0.98%          1.11%         3.39%       8%
For the year ended December 31, 2003....    1.50%        14,896         1.04%          1.14%         3.13%      87%

Institutional Shares
For the year ended December 31, 2007....    6.80%       106,650         0.65%          0.77%         4.31%      57%
For the year ended December 31, 2006....    3.58%       103,686         0.65%          0.78%         4.27%      21%
For the year ended December 31, 2005....    2.51%       114,209         0.65%          0.78%         3.88%      29%
For the year ended December 31, 2004....    3.18%       111,963         0.72%          0.86%         3.65%       8%
For the year ended December 31, 2003....    1.86%       112,584         0.79%          0.89%         3.39%      87%



See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund



                                         Net Asset             Net Realized  Distributions                Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions   Value,
                                         Beginning Investment Gain (Loss) on  Investment       from        End of
                                         of Period Income(a)   Investments      Income     Capital Gains   Period
                                         --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $10.76     $0.35        $ 0.08        $(0.36)       $(0.01)      $10.82
For the year ended December 31, 2006....   10.75      0.34          0.01         (0.34)           --/(1)/   10.76
For the year ended December 31, 2005....   10.90      0.33         (0.14)        (0.33)        (0.01)       10.75
For the year ended December 31, 2004....   11.01      0.32         (0.08)        (0.32)        (0.03)       10.90
For the year ended December 31, 2003....   11.02      0.35          0.04         (0.35)        (0.05)       11.01

Class C Shares
For the period ended January 2, 2007***+   10.77        --            --            --            --        10.77
For the year ended December 31, 2006....   10.75      0.26          0.02         (0.26)           --/(1)/   10.77
For the year ended December 31, 2005....   10.90      0.24         (0.14)        (0.24)        (0.01)       10.75
For the period August 24, 2004* through
 December 31, 2004......................   10.91      0.09            --         (0.08)        (0.02)       10.90

Institutional Shares
For the year ended December 31, 2007....   10.75      0.38          0.07         (0.38)        (0.01)       10.81
For the year ended December 31, 2006....   10.74      0.37          0.01         (0.37)           --/(1)/   10.75
For the year ended December 31, 2005....   10.89      0.35         (0.14)        (0.35)        (0.01)       10.74
For the year ended December 31, 2004....   11.00      0.35         (0.08)        (0.35)        (0.03)       10.89
For the year ended December 31, 2003....   11.02      0.37          0.03         (0.37)        (0.05)       11.00

* Commencement of investment operations.
**Annualized.
***Effective December 29, 2006, Class C Share accounts had been closed. On
   January 3, 2007, residual Class C Shares remaining were redeemed.
+ Unaudited.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton intermediate New York Tax-Exempt Fund

                                                                                Ratio to Average Net Assets of
                                                                         -----------------------------------------
                                                                         Expenses, Net                 Net Investment
                                                                           of Waiver   Expenses, Prior Income Net of
                                                Total      Net Assets,     from The    to Waiver from   Waiver from   Portfolio
                                              Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                              Return(b)  (000's Omitted)   New York       New York        New York      Rate
                                              ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007.........    4.07%       $17,153         0.84%          1.00%           3.31%        17%
For the year ended December 31, 2006.........    3.38%        18,131         0.84%          1.01%           3.21%        13%
For the year ended December 31, 2005.........    1.76%        20,164         0.84%          1.02%           3.00%        16%
For the year ended December 31, 2004.........    2.19%        22,844         0.94%          1.11%           2.93%        11%
For the year ended December 31, 2003.........    3.57%        26,354         1.04%          1.17%           3.15%        10%

Class C Shares
For the period ended January 2, 2007***+.....      --             10         1.53%**        1.53%**         1.21**       --
For the year ended December 31, 2006.........    2.71%            10         1.59%          1.77%           2.46%        13%
For the year ended December 31, 2005.........    0.99%            10         1.59%          1.78%           2.25%        16%
For the period August 24, 2004* through
 December 31, 2004...........................    1.00%            10         1.59%**        1.79%**         2.24%**      11%

Institutional Shares
For the year ended December 31, 2007.........    4.33%        97,935         0.59%          0.75%           3.56%        17%
For the year ended December 31, 2006.........    3.64%        94,789         0.59%          0.76%           3.46%        13%
For the year ended December 31, 2005.........    2.01%        95,160         0.59%          0.77%           3.26%        16%
For the year ended December 31, 2004.........    2.45%        88,706         0.68%          0.85%           3.19%        11%
For the year ended December 31, 2003.........    3.71%        72,127         0.79%          0.93%           3.39%        10%

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund



                                         Net Asset             Net Realized  Distributions               Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions  Value,
                                         Beginning Investment Gain (Loss) on  Investment       from       End of
                                          of Year  Income(a)   Investments      Income     Capital Gains   Year
                                         --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $ 9.87     $0.31        $ 0.03        $(0.31)       $(0.01)     $ 9.89
For the year ended December 31, 2006....    9.88      0.30          0.01         (0.30)        (0.02)       9.87
For the year ended December 31, 2005....   10.12      0.29         (0.18)        (0.29)        (0.06)       9.88
For the year ended December 31, 2004....   10.30      0.29         (0.09)        (0.29)        (0.09)      10.12
For the year ended December 31, 2003....   10.49      0.31          0.02         (0.32)        (0.20)      10.30

Institutional Shares
For the year ended December 31, 2007....    9.85      0.34          0.04         (0.34)        (0.01)       9.88
For the year ended December 31, 2006....    9.86      0.33          0.01         (0.33)        (0.02)       9.85
For the year ended December 31, 2005....   10.10      0.32         (0.18)        (0.32)        (0.06)       9.86
For the year ended December 31, 2004....   10.28      0.32         (0.09)        (0.32)        (0.09)      10.10
For the year ended December 31, 2003....   10.45      0.34          0.04         (0.35)        (0.20)      10.28

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                         Ratio to Average Net Assets of
                                                                    ---------------------------------------
                                                                    Expenses, Net
                                                                      of Waiver   Expenses, Prior
                                           Total      Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Investment   End of Year      Bank of      the Bank of   Investment Turnover
                                         Return(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....    3.56%      $    593         0.94%          0.94%         3.14%      14%
For the year ended December 31, 2006....    3.18%         1,404         0.94%          0.94%         3.06%      26%
For the year ended December 31, 2005....    1.17%         1,667         0.94%          0.94%         2.95%      41%
For the year ended December 31, 2004....    1.98%         2,380         1.01%          1.02%         2.87%      31%
For the year ended December 31, 2003....    3.19%         2,847         1.04%          1.04%         2.97%      36%

Institutional Shares
For the year ended December 31, 2007....    3.92%       209,953         0.69%          0.69%         3.42%      14%
For the year ended December 31, 2006....    3.44%       216,194         0.69%          0.69%         3.32%      26%
For the year ended December 31, 2005....    1.42%       247,252         0.69%          0.69%         3.21%      41%
For the year ended December 31, 2004....    2.23%       267,177         0.76%          0.77%         3.12%      31%
For the year ended December 31, 2003....    3.65%       277,390         0.79%          0.79%         3.22%      36%

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund



                                          Net Asset             Net Realized  Distributions               Net Asset
                                           Value,      Net     and Unrealized   from Net    Distributions  Value,
                                          Beginning Investment Gain (Loss) on  Investment       from       End of
                                          of Period Income(a)   Investments      Income     Capital Gains   Year
                                          --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2007.....  $10.33     $0.42        $(0.91)       $(0.42)       $(0.05)     $ 9.37
For the year ended December 31, 2006.....   10.00      0.38          0.33         (0.38)           --       10.33
For the period December 30, 2005* through
 December 31, 2005.......................   10.00        --            --            --            --       10.00

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

                                                                         Ratio to Average Net Assets of
                                                                    -------------------------------------
                                                                    Expenses, Net
                                                                      of Waiver   Expenses, Prior
                                           Total      Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Investment   End of Year      Bank of      The Bank of   Investment Turnover
                                         Return(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Institutional Shares
For the year ended December 31, 2007....   (4.92)%      $7,959          0.79%          1.76%         4.18%      61%
For the year ended December 31, 2006....    7.37%        7,357          0.79%**        2.34%**       3.96%**    68%
For the period December 30, 2005*
 through December 31, 2005..............      --            --            --             --            --       --

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund



                                         Net Asset             Net Realized  Distributions                Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions   Value,
                                         Beginning Investment Gain (Loss) on  Investment       from        End of
                                          of Year  Income(a)   Investments      Income     Capital Gains    Year
                                         --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2007....  $10.25     $0.48        $ 0.18        $(0.51)       $   --       $10.40
For the year ended December 31, 2006....   10.37      0.45         (0.07)        (0.50)           --        10.25
For the year ended December 31, 2005....   10.65      0.41         (0.22)        (0.47)           --        10.37
For the year ended December 31, 2004....   10.73      0.41          0.01         (0.50)           --/(1)/   10.65
For the year ended December 31, 2003....   10.86      0.36          0.01         (0.49)        (0.01)       10.73

Institutional Shares
For the year ended December 31, 2007....   10.26      0.50          0.18         (0.54)           --        10.40
For the year ended December 31, 2006....   10.38      0.47         (0.07)        (0.52)           --        10.26
For the year ended December 31, 2005....   10.66      0.43         (0.21)        (0.50)           --        10.38
For the year ended December 31, 2004....   10.74      0.42          0.02         (0.52)           --/(1)/   10.66
For the year ended December 31, 2003....   10.87      0.38          0.01         (0.51)        (0.01)       10.74

(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                         Ratio to Average Net Assets of
                                                                    ---------------------------------------
                                                                    Expenses, Net
                                                                      of Waiver   Expenses, Prior
                                           Total      Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Investment   End of Year      Bank of      The Bank of   Investment Turnover
                                         Return(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2007....    6.65%      $    122         0.60%          0.77%         4.65%       32%
For the year ended December 31, 2006....    3.77%           230         0.60%          0.78%         4.42%       30%
For the year ended December 31, 2005....    1.85%           203         0.60%          0.79%         3.88%      114%
For the year ended December 31, 2004....    4.00%            92         0.60%          0.86%         3.77%       73%
For the year ended December 31, 2003....    3.46%           108         0.60%          0.89%         3.38%      131%

Institutional Shares
For the year ended December 31, 2007....    6.81%       101,587         0.35%          0.52%         4.91%       32%
For the year ended December 31, 2006....    4.03%        85,871         0.35%          0.53%         4.67%       30%
For the year ended December 31, 2005....    2.10%        90,402         0.35%          0.54%         4.09%      114%
For the year ended December 31, 2004....    4.25%        93,791         0.35%          0.61%         4.00%       73%
For the year ended December 31, 2003....    3.69%       149,107         0.35%          0.62%         3.53%      131%

See notes to financial statements.

         Notes to Financial Statements

1. Organization And Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The seven series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Core Bond Fund, (the "Core Bond Fund"), BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Municipal Enhanced Yield Fund (the "Municipal Enhanced Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the Municipal Enhanced Yield Fund and the U.S. Bond Market Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares), and Institutional Shares. The Municipal Enhanced Yield Fund offers one class of shares: Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Core Bond Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

.. High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

.. Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

.. Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

.. Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

.. Municipal Enhanced Yield Fund--To provide a high level of current income that is exempt from federal income tax and, secondarily, capital appreciation;

..  U.S. Bond Market Index Fund--To track the total rate of return of the Lehman
   Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging exposure to the market fluctuations of its portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Swaps

  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Core Bond Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

  Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(G) Tax Information

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

  The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has reviewed the tax position for each of the open tax years 2004 to 2007, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds' financial statements.

(H) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(I) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(J) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Funds' Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other transactions With affiliates

  The Trust has multiple service agreements with The Bank of New York ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust's assets. As administrator, BNY is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

  The Bank of New York, (the "Advisor") manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                 % of Average
                               Daily Net Assets
                               ----------------
Core Bond Fund................      0.50%
High Yield Fund...............      0.60%*
Intermediate Government Fund..      0.50%
Intermediate New York
 Tax-Exempt Fund .............      0.50%
Intermediate Tax-Exempt Fund .      0.50%
Municipal Enhanced Yield Fund.      0.50%
U.S. Bond Market Index Fund...      0.20%

*The Advisory fee is payable at a rate of 0.60% on the first $100 million of daily net assets and at a rate of 0.50% on the average daily net assets in excess of $100 million.

  Except for the High Yield Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"), which is not affiliated with The Bank of New York.

The Sub-Advisor's fee is payable monthly by the Advisor at a rate of 0.45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of 0.35% on the average daily net assets in excess of $100 million.

  The Municipal Enhanced Yield Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"). The Advisor, not the Fund pays GW&K a sub-advisory fee for its services rendered to the Fund.

  The Bank of New York serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement. Effective August 1, 2007, the BISYS Group, Inc. was acquired by Citigroup, Inc., and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc.

  The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  The Administrator has voluntarily agreed to waive 0.05% of its fee for the U.S. Bond Market Index Fund.

  During the year ended December 31, 2007, the Administrator paid the following amounts to The Bank of New York under the administration agreement:

                                                     Amount
                                                    --------
                   Core Bond Fund.................. $308,442
                   High Yield Fund.................  181,229
                   Intermediate Government Fund....   97,106
                   Intermediate New York Tax-Exempt
                    Fund...........................   99,203
                   Intermediate Tax-Exempt Fund....  184,878
                   Municipal Enhanced Yield Fund...    6,938
                   U.S. Bond Market Index Fund.....   81,509

  BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds. Effective August 1, 2007, Foreside Financial Group LLC purchased BNY Hamilton Distributors, Inc. from the BISYS Group, Inc.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2007 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2007, the Core Bond Fund, the Intermediate New York Tax-Exempt Fund, the Municipal Enhanced Yield Fund and the U.S. Bond Market Index Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

                                  Class A    Institutional
                                  Shares        Shares
                               ------------- -------------
Core Bond Fund................     0.94%         0.69%
High Yield Fund...............     1.14%         0.89%
Intermediate Government Fund..     0.90%         0.65%
Intermediate New York
 Tax-Exempt Fund..............     0.84%         0.59%
Intermediate Tax- Exempt Fund.     1.04%         0.79%
Municipal Enhanced Yield Fund.       N/A         0.79%

                               Institutional   Investor
                                  Shares        Shares
                               ------------- -------------
U.S. Bond Market Index Fund...     0.35%         0.60%

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the average annual daily net assets of the Investor Shares and Class A Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares during the year ended December 31, 2007:

                                                     Class A
                                                  -------------
                                                    Front-End
                                                  Sales Charges
                                                  -------------
                 Core Bond Fund..................    $   36
                 High Yield Fund.................        13
                 Intermediate Government Fund....       755
                 Intermediate New York Tax-Exempt
                  Fund...........................     5,493

4. Securities Lending

  The Core Bond, High-Yield and U.S. Bond Market Index Funds may participate in a security lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the year ended December 31, 2007, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                Core Bond Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $368,808,690 $363,849,239
            All Others....................   64,740,648  110,664,009

                                                High Yield Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $         -- $         --
            All Others....................  197,166,716  205,313,099

                                                 Intermediate
                                                Government Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $ 65,747,981 $ 58,618,076
            All Others....................           --           --

                                             Intermediate New York
                                                Tax-Exempt Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $         -- $         --
            All Others....................   18,887,157   20,190,252

                                                 Intermediate
                                                Tax-Exempt Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $         -- $         --
            All Others....................   28,827,224   36,836,326

                                           Municipal Enhanced Yield
                                                     Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $         -- $         --
            All Others....................    6,053,254    4,682,298

                                            U.S. Bond Market Index
                                                     Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $ 31,980,712 $ 23,226,431
            All Others....................    9,985,164    5,893,146

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                     Capital Loss
                                     Carryforward Expiration
                                     ------------ ----------
                    Core Bond Fund..  $  809,099     2012
                                       1,993,728     2013
                                       4,948,217     2014
                                       2,095,332     2015
                    High Yield Fund.   1,917,623     2013
                                       4,914,943     2014
                                       2,406,483     2015
                    Intermediate
                     Government Fund     261,062     2008
                                         257,446.    2012
                                          27,790     2013
                                         912,023     2014
                                         774,102     2015
                    Intermediate
                     Tax-Exempt Fund      78,759     2015
                    U.S. Bond Market
                     Index Fund.....     289,752     2012
                                         334,547     2013
                                       1,274,187     2014
                                         180,131     2015

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Core Bond Fund, High Yield Fund, Intermediate Tax-Exempt Fund, Municipal Enhanced Yield Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $651,732, $1,311,866, $7,524, $32,882 and
$263,379, respectively, during 2007.

  Currency losses incurred after October 31 ("post-October" currency losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Core Bond Fund deferred post-October currency losses in the amount of $3,236 during 2007.

  During the year ended December 31, 2007, the Intermediate New York Tax-Exempt Fund and Municipal Enhanced Yield Fund utilized capital loss carryforwards of $2,813 and $3,991, respectively, to offset realized gains.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

                                              *Distributions Paid From:
                                         -----------------------------------
                                                        Net        Total
                                                     Long-Term    Taxable
                                          Ordinary    Capital  Distributions
                                           Income      Gains       Paid
                                         ----------- --------- -------------
   Core Bond Fund....................... $16,983,577       --   16,983,577
   High Yield Fund......................  15,081,639       --   15,081,639
   Intermediate Government Fund.........   5,308,211       --    5,308,211
   Intermediate New York Tax-Exempt Fund          --  138,015      138,015
   Intermediate Tax-Exempt Fund.........          --  272,019      272,019
   Municipal Enhanced Yield Fund........      44,235       --       44,235
   U.S. Bond Market Index Fund..........   4,916,914       --    4,916,914

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund in the amounts of $4,017,466, $7,251,323 and $333,329, respectively.

  The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

                                              *Distributions Paid From:
                                         -----------------------------------
                                                        Net        Total
                                                     Long-Term    Taxable
                                          Ordinary    Capital  Distributions
                                           Income      Gains       Paid
                                         ----------- --------- -------------
   Core Bond Fund....................... $17,260,163       --   $17,260,163
   High Yield Fund......................  13,428,165       --    13,428,165
   Intermediate Government Fund.........   5,630,784       --     5,630,784
   Intermediate New York Tax-Exempt Fund          -- $ 31.840        31.840
   Intermediate Tax-Exempt Fund.........      33,289  332,297       365,586
   U.S. Bond Market Index Fund..........   4,381,290       --     4.381,290

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund in the amounts of $3,870,847, $7,696,983 and $198,754, respectively.

  As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                         Undistributed Undistributed             Accumulated      Unrealized            Total
                           Ordinary      Long-Term   Accumulated Capital and    Appreciation/        Accumulated
                            Income     Capital Gains  Earnings   Other Losses   (Depreciation)    Earnings/(Deficit)
                         ------------- ------------- ----------- ------------  --------------     ------------------
Core Bond Fund..........   $119,816         --        $119,816   $(10,671,524)  $(2,696,061)/1,2/    $(13,247,769)
High Yield Fund.........      3,524         --           3,524    (10,550,915)   (4,870,216)/1,2/     (15,417,607)
Intermediate Government
 Fund...................         --         --              --     (2,291,063)    1,345,585/1,2/         (945,478)
Intermediate New York
 Tax-Exempt Fund .......         --         --              --         62,296     2,645,062/2/          2,707,358
Intermediate Tax-Exempt
 Fund...................         --         --              --        (86,283)    3,618,970/2/          3,532,687
Municipal Enhanced Yield
 Fund...................         --         --              --        (32,882)     (594,203)             (627,085)
U.S. Bond Market Index
 Fund...................         33         --              33     (2,341,996)      574,747/1,2/       (1,767,216)

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

7. Written Option Activity

  During the year ended December 31, 2007, there were no transactions in written options.

8. Future Contracts

  The Core Bond Fund enters into futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

9. Reclassification of Capital Accounts

  At December 31, 2007, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses) and redemption in-kind transactions. Net investment income, net realized gains, and net assets were not affected by these changes.

                                        Undistributed     Undistributed
                                        Net Investment    Capital Gains/    Paid in
                                            Income     (Accumulated Losses) Capital
                                        -------------- -------------------- -------
Core Bond Fund.........................   $  633,238       $  (633,238)        --
High Yield Fund........................    1,392,928        (1,392,928)        --
Intermediate Government Fund...........    1,570,491        (1,570,491)        --
Intermediate New York Tax-Exempt Fund .          (99)               99         --
Intermediate Tax-Exempt Fund ..........           (1)               97       $(96)
Municipal Enhanced Yield Fund..........           --                 2         (2)
U.S. Bond Market Index Fund............      519,954          (519,954)        --

10. Concentration of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 20% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

11. Accounting Pronouncement

  On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

         Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of BNY Hamilton Core Bond Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Municipal Enhanced Yield Fund and BNY Hamilton U.S. Bond Market Index Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended (with respect to the BNY Hamilton Municipal Enhanced Yield Fund, for each of the two years in the period then ended and the period December 30, 2005 (commencement of operations) to December 31, 2005). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the periods within the two year period ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of their internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Core Bond Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Municipal Enhanced Yield Fund and BNY Hamilton U.S. Bond Market Index Fund as of

December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2008

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                  Principal Occupations
     Directors         Position                   During Past Five Years
     ---------         --------                   ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934............. Chairman of the Executive Officer, Industrial Solvents Corporation,
                    Board           1981 to Present; Chairman of the Board, President
                                    and Chief Executive Officer, Industrial Petro-
                                    Chemicals, Inc., 1981 to Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present; Member,
  1952.............                 Board of Directors, Tiffany & Co., 1995 to Present;
                                    Vice Chairman, Tiffany & Co., 1999 to 2003.

Karen Osar......... Director        Retired; formerly Executive Vice President and
  1949.............                 Chief Financial Officer, Chemtura, Inc., 2004 to
                                    2007; Senior Vice President and Chief Financial
                                    Officer, Mead Westvaco Corp., 2002 to 2003;
                                    Senior Vice President and Chief Financial Officer,
                                    Westvaco Corp., 1999 to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956.............                 Officer, Arroyo Video, 2004 to 2005; President,
                                    Chief Financial Officer and Chief Operating
                                    Officer, Insight Communications, 2000 to 2003.

John R. Alchin..... Director        Retired; Executive Vice President, Co-Chief
  1948.............                 Financial Officer, Comcast Corporation, 1990 to
                                    2007.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The Bank
  1939.............                 of New York, 1994 to 2003.

                                                           Principal Occupations
       Officers              Position                      During Past Five Years
       --------              --------                      ----------------------
Joseph F. Murphy....... President and       Managing Director, The Bank of New York, since
  1963................. Chief Executive     April 2001.
                        Officer

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999 to
  1965................. Principal Financial Present.
                        Officer

Ellen Kaltman ......... Chief Compliance    Managing Director, Compliance, The Bank of New
  1948................. Officer             York, 1999 to Present.

Jennifer English**..... Secretary           Vice President, Regulatory Administration, Citi
  1972.................                     Fund Services Ohio, Inc., 2005 to Present; Assistant
                                            Vice President and Assistant Counsel, PFPC Inc.,
                                            2002 to 2005.

Molly Martin Alvarado** Assistant Secretary Assistant Vice President, Regulatory Administration,
  1967.................                     Citi Fund Services Ohio, Inc., 2005 to Present; Blue
                                            Sky Corporate Legal Assistant, Palmer & Dodge
                                            LLP, 1999 to 2005; Business Law Legal Assistant
                                            Coordinator, Palmer & Dodge LLP, 2002 to 2005.



* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
**The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
  Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
100 Summer Street
15th Floor
Boston, MA 02110

                                                                BNY-AR-FI 12/07

[LOGO] BNY
HAMILTON

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   GLOBAL REAL ESTATE SECURITIES FUND

   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2007. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The story of the markets and the economy in the year 2007 is really a tale of two halves--the first half of the year was generally marked by cautious optimism, while the second half revealed deeper concerns about the future.

In the U.S. equity markets, the first half of 2007 was a period of significant volatility on a generally upward path. Stocks rose quite steadily early in the period but then experienced an abrupt, steep decline when negative developments in the Chinese equity market and in U.S. durable goods orders spooked investors. Concerns also rose that softness in the U.S. real estate market, increasing mortgage delinquencies, and spillover from difficulties in the subprime mortgage market would take a toll on the domestic economy. In the spring, however, stronger-than-expected corporate earnings helped restore a positive tone to the market. In addition, the impact from a weak housing market and subprime lender difficulties appeared to be less than some had feared. Near the end of the half, however, the multiple areas of concern facing U.S. investors once again weighed on the equity markets. The result was negative performance for the month of June, although returns for the six months were firmly in the positive range. Throughout the first six months, interest from private equity investors as well as merger and acquisition activity continued to play a meaningful role in the markets.

The second half of the year saw confidence erode. The persistently soft housing market, continuing weakness among subprime lenders and borrowers, and high energy prices began to exact their toll on consumer confidence and spending. In addition, the widespread credit crunch that resulted in part from the subprime lending debacle drastically cut the resources available for private-equity acquisitions and corporate mergers, all but eliminating one of the major forces that had been supporting the equity markets. Near the end of the year, apparently weak holiday sales for retailers contributed to a growing sense that the economy may be headed into recession. In all, these negative developments eroded investor sentiment and caused the equity markets to stall during much of the year's second six months. Among the notable trends was that the S&P 500 posted negative returns in the fourth quarter, typically a positive period for stocks.

For the year, large-cap stocks significantly outperformed small caps, reflecting investors' preference for less-volatile and less-risky investments in an uncertain environment. This shift came after several years of small-cap outperformance. The performance of growth stocks relative to their value counterparts also reflected a change after a multi-year trend. After several years of value's outperformance, growth stocks surged well ahead in 2007, outperforming the value style by a wide margin across all market capitalizations.

The outlook for U.S. equities in the year ahead remains uncertain. Energy prices remain high, the employment outlook is mixed, and the weak housing market and subprime lending fallout are both beginning to show their teeth. Softening consumer confidence does not bode well for consumer spending, which is responsible for the majority of economic activity in the U.S. On the other hand, both the Federal Reserve's short-term rate reductions and the pending fiscal stimulus from Washington make it apparent that the relevant branches of government are willing to step in to help boost economic activity. Whether those efforts will be sufficient to prevent a recession is not yet clear, however.

For the twelve months ended December 31, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned 5.49%. The Russell 2000(R) Index of small-cap stocks posted a total return of -1.55% for the same period.

International equities outperformed the domestic indexes over the year. Global markets were not free of volatility, of course, and as in the U.S., the first half of the year was stronger than the second. There is a growing sense that many international economies are increasingly "decoupled" from the U.S., and thus are not predestined to suffer should the U.S. economy slow; nonetheless, at times international markets did falter based on concerns that the weak housing market and subprime lending problems would cut into U.S. consumers' demand for imported goods. Other factors roiling the international markets at points during the year included fears centered on rising global interest rates and the potential for inflation given strong economic growth in global markets.

Returns among established European markets varied considerably; Germany posted strong results, well ahead of U.S. averages, while France and Italy offered weaker performance. On average, European stocks lagged U.S. equities for the year, while still achieving positive returns. In contrast, the Japanese benchmark average posted a significant loss, hampered both by economic woes and relatively rich equity valuations.

Emerging markets recorded the strongest returns, fueled by those countries' powerful economic growth. Among the markets producing healthy gains were India, Brazil, Turkey, and Indonesia. Despite being generally closed to foreign investors, China's equity market posted another powerhouse year, with the benchmark there returning just shy of 100%.

The U.S. Dollar remained weak against major foreign currencies; while this in itself has raised some concern, for dollar-based investors in international markets, the currency situation boosted total returns.

For the twelve months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 11.17%, outpacing major domestic equity indexes.

The fixed-income markets were also characterized by sharp differences in the first and second halves of the year. In the first six months, there was little action at the shorter end of the yield curve, and quite a bit of it at the longer end. Over the six months, the Federal Reserve and Chairman Ben Bernanke kept the federal funds target rate steady at 5.25%, a level it held for more than a year. For a time, many believed that inflation would remain low enough for the Federal Reserve to begin to lower rates later in the year.

As the period wore on, however, hopes for rate cuts were apparently dashed. Although the outlook for the U.S. economy was tempered somewhat, strong growth in international markets raised fears that inflation--and rate hikes--could be on the horizon. This helped to apply upward pressure on yields at the longer end of the maturity spectrum. The combination of a steady federal funds target rate and higher longer-term rates caused the yield curve to steepen, a change from the flatter profile it held previously.

Bonds involving higher degrees of risk, such as High-Yield Corporate bonds, did well early in the year, as investors confident in the U.S. economy sought them out. As their prices appreciated, the spread, or difference in yield, between these bonds and Treasurys of comparable maturity narrowed to almost record lows. After a sharp equity market decline in late February, investors temporarily turned away from higher-risk investments, and retreated back to the safety of Treasurys. In spring, however, investors became somewhat less panicky, and once again sought out Corporate issues even as their yield advantage over safer Treasury issues narrowed. Bonds from the Securitized sectors (including Asset-Backed, Mortgage-Backed, and Commercial
Mortgage-Backed bonds) underperformed Corporate issues in the year's first half.

As 2007 moved into its second half, investors appeared to be reconsidering their willingness to take on lower-quality, higher-risk securities. The subprime meltdown began to reverberate through the economy, with many large banks and other institutions with significant exposure to mortgage-related securities feeling the pain. In a cloudier economic climate, the Federal Reserve began to perceive recession as a greater concern than inflation, and moved to cut the federal funds target rate by a full percentage point by year's end. Investor sentiment similarly adopted a more cautious tone, with the resulting flight to quality driving returns on Treasurys well ahead those of Corporate bonds and other "spread" issues.

For the year ahead, economic uncertainty appears very likely to remain the predominant theme. While that may be clear, there are a number of questions that remain to be answered. Is the U.S. economy headed for a mild slowdown or an actual recession? How deep and how protracted will the downturn in the housing market be? Will employment hold steady or will job loss become an issue? Will consumer spending prove to be resilient or will spending levels fall significantly? What will be the ultimate response of government to the current difficulties, both in terms of fiscal and monetary stimulus, and how effective will those efforts be? Will inflation become a problem as well?

With so many questions looming on the horizon, it can be easy to become overly pessimistic. Certainly there are challenges ahead. Even though we are looking to the year ahead with continued caution, we retain our confidence in the strengths that underpin the U.S. economy and the markets, and recognize that global economic growth presents a wide range of potential investment opportunities.

Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of your assets will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Joseph Murphy
Joseph F. Murphy
Managing Director
President, BNY Hamilton Funds
The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers............. Page   5

Fees and Expenses...............       34

Portfolio Summaries.............       37

Schedule of Investments.........       42

Statements of Assets and
 Liabilities....................       88

Statements of Operations........       92

Statements of Changes in Net
 Assets.........................       94

Financial Highlights............      100

Notes to Financial Statements...      118

Report of Independent Registered
 Public Accounting Firm.........      130

Directors and Officers..........      132

BNY Hamilton Global Real Estate Securities Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Todd Bridell, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The year 2007 was challenging, with the listed property market suffering negative returns. In many developed markets, a global credit crunch constrained property companies' ability to finance acquisitions and development. Increasing signs of economic slowing signaled the growing risk of recession in the United States, United Kingdom, and Europe. Fears about the potential for such a recession weighed on the markets in general, and on REITs specifically.

   Supply in the real estate market remained generally in check over the year, and appears positioned to stay that way in coming months. Demand, however, has the potential to falter. Global economies are affected by weakness in aggregate demand from the U.S.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve months ended December 31, 2007, the Fund returned -7.83% for Institutional Shares. Over the same period, the FTSE EPRA/NAREIT Global Real Estate Securities Index posted a return of -6.96%.

   The Fund was able to keep pace with the benchmark for much of the year, and benefited from positive security selection. In December, however, market turmoil triggered significant redemptions for the Fund, totaling approximately 6% of assets. This had negative impact on our performance late in the year.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Throughout 2007, performance varied widely across regions. The Asian listed property markets returned approximately 15% for the year, while the Americas returned approximately -15%. Lagging behind the Americas were stocks from the United Kingdom and Europe, which averaged a return of approximately -25%.

   The stocks that performed the best came from Hong Kong, with many of those invested in China. Sun Hung Kai Properties, Hang Lung Properties, and Henderson Land all returned over 60%. The weakest performers came from the United Kingdom. British Land, for example, was down by more than 40% in 2007.

Q. Given market conditions, how did you apply the Fund's management strategy?
A: We continued to overweight the portfolio in Asian stocks, which have felt less impact from the credit crunch than many other regions. At the same time, we have also kept an underweighting in the U.S. and U.K. markets, which have been more affected by the credit crunch; at this point, we see moderating growth and a lack of catalysts for improvement in these markets.

   In the somewhat turbulent environment, we believe it's important to maintain our focus on our selection criteria for individual holdings in the portfolio. We seek to identify and hold companies with the following characteristics:

   . Strong balance sheets, with low debt levels, long weighted average lease lengths, and low levels of floating-rate debt;
   . Operations in specialized, niche-focused sectors with demand driven by factors beyond the broader economic cycle;
   . Defensive types of assets, such as health-care related properties and shopping centers, with long lease structures and less reliance on turnover rents;
   .   High-quality assets focused on central business districts; and
   . Revenues that are generated by rents, rather than by management and development fees.

   Our goal is to build a portfolio of real estate securities that provides investors with attractive risk-adjusted returns. To this end, we continue to focus our investments on those companies we believe offer exposure to strong fundamentals at attractive valuations.

Q. What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The credit crunch that dogged the market for much of 2007 is not over. In this environment, we believe investors should, more than ever, focus on finding the best management teams, best assets, and cleanest balance sheets. That is our goal in the coming months.

   While the portfolio remains focused on large, developed real-estate and capital markets, we are also evaluating opportunities in many other parts of the world. One area of interest is Brazil, where many real-estate firms have gone public in the past 12 months, and still more are in the process of doing so. Decreasing interest rates, increasing wages, low inflation, the emergence of a mortgage market, and steady GDP growth have all set the stage for a strong real-estate market in that country.

   We are also evaluating opportunities in Russia, India and the Philippines, where we see positive macroeconomic forces drivers that should benefit the real-estate market.

   We are excited about the tremendous opportunities we see in global real estate, but we are also mindful that significant risks do remain in this sector. For that reason, we are balancing our pursuit of performance with risk management, with the goal of creating a portfolio that provides returns that are attractive on a risk-adjusted basis.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........    -7.83%        -7.83%       -12.83%       -12.83%
    Since Inception
      (12/29/06)...    -7.83%        -7.79%       -12.83%       -12.76%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                            Global Real
                         Estate Securities      FTSE EPRA/NAREIT
                        Fund (Institutional       GLOBAL REAL
                              Shares)                ESTATE
                         ---------------        ---------------
        12/29/2006          $10,000                 $10,000
        12/31/2006           10,000                  10,000
         3/31/2007           10,643                  10,623
         6/30/2007           10,031                  10,002
         9/30/2007           10,492                  10,368
        12/31/2007            9,217                   9,305


This chart represents historical performance of a hypothetical investment of $10,000 in the Global Real Estate Securities Fund (Institutional Shares) from 12/29/06 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 1.25% of its average daily net assets and of Class A Shares to 1.50% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses note been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is December 29, 2006.

The FTSE EPRA/NAREIT Global Real Estate Securities Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. Investors cannot invest directly in any index.

BNY Hamilton International Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Co-Portfolio Managers Kurt Zyla and Denise Krisko, Managing Directors, and Lloyd Buchanan, Robert McCormack and Todd Rose, Vice Presidents

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Overall, the market environment for international equities was strong during the first half of 2007. Although there were concerns that weakness from the U.S. housing sector and subprime mortgage lenders could spill over into other markets, such a scenario did not materialize during that period. Inflation remained at moderate levels, and the U.S. dollar continued to weaken against the Euro and British Pound.

   A more cautious tone crept into the international markets during the second half of the year, with returns for both the Index and this Fund being nearly flat for the later period. This performance did, however, generally compare favorably with results in the U.S. market.

   Currency issues continued to play a strong role in performance. The weaker dollar enhanced returns for U.S.-based investors in international markets. The strong Euro played a large role on individual country performances. Specifically, the strong Euro enhanced local-market returns in Portugal, Greece, Spain, Austria and Italy by 2.75 percentage points or more, while in Japan a strengthening Yen added more than 2.69 percentage points to local market returns. The strong Franc in Switzerland boosted local market performance in that country by more than 3.0 percentage points.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 9.79% for Institutional Shares for the year ended
   December 31, 2007. The MSCI EAFE Index(R) returned 11.17% for the same period.

   The Fund's underperformance relative to its benchmark largely reflects the costs involved in operating an international fund--costs that an index does not incur. The Fund seeks to operate efficiently by investing exclusively in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities traded on U.S. exchanges that represent shares of foreign-based companies, and are typically issued by larger, more established companies. Because ADRs can be less expensive to hold than foreign stocks, this structure helps to reduce the costs of operating the Fund, and we believe it should have a positive impact on total returns.

Q: Could you describe which countries performed well, and those that didn't, during the period?
A: Finland, Germany, and Greece were among the top-performing countries in the Index for the year. As a region, Europe outpaced the benchmark by a comfortable margin over the 12 months.

   The Pacific region offered weaker performance, though it still turned in a reasonable single-digit gain by year's end. Nonetheless, Hong Kong's performance stood out against both the region and the world, as it returned 41.20% for the year.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style is to match the risk and return characteristics of the MSCI EAFE Index(R) (including country weightings and sector allocations) as closely as possible while incorporating only securities represented by an ADR or the equivalent. We do not vary our approach for changing market conditions.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Over the year, exposure to international markets proved to be beneficial for U.S. investors. Increasingly, we are seeing international markets move independently of the U.S., enhancing the diversification and risk-management benefits of global investing.

   Over the period, weakness in the U.S. Dollar enhanced the performance of securities from Euro-based markets for dollar-based investors. Given the current strong momentum behind the Euro, there is reason to anticipate that this currency effect could work to the advantage of dollar-based investors going forward.

   As noted above, we do not seek to anticipate or respond to short-term market conditions, so we do not intend to make major shifts in the composition of the portfolio. Our efficient, cost-effective approach to building a well-diversified fund is designed to achieve market returns over time with reduced transaction costs.

                          Institutional Shares           Class A Shares
                       --------------------------- ---------------------------
                        Cumulative  Average Annual  Cumulative  Average Annual
        Period         Total Return  Total Return  Total Return  Total Return
        ------         ------------ -------------- ------------ --------------
  1 Year..............     9.79%         9.79%         3.76%         3.76%
  5 Years.............   142.45%        19.38%       126.98%        17.81%
  10 Years............    88.60%         6.55%        74.75%         5.74%

Note: Returns for BNY Hamilton Funds are after fees.

                          [CHART]

                   International
                    Equity Fund
                  (Institutional            MSCI EAFE/(R)/
                      Shares)                   Index
                  ---------------            ------------
12/31/1997           $10,000                  $10,000
12/31/1998            12,084                   11,997
12/31/1999            17,334                   15,233
12/31/2000            13,175                   13,074
12/31/2001             9,855                   10,270
12/31/2002             7,779                    8,633
12/31/2003            10,512                   11,964
12/31/2004            12,177                   14,387
12/31/2005            13,778                   16,335
12/31/2006            17,178                   20,637
12/31/2007            18,860                   22,943


This chart represents historical performance of a hypothetical investment of $10,000 in the International Equity Fund (Institutional Shares) from 12/31/97 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return since inception periods would have been lower.

The MSCI EAFE(R) Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Although most major stock market indexes posted gains for 2007, returns in the equity markets were below long-term averages and volatility returned as problems in the credit markets spilled over into stocks. The first sign of difficulty came early in the year when the broad averages declined, largely as the result of concerns that rising mortgage delinquencies and the collapse of the subprime mortgage industry would cause a real-estate related pullback in consumer spending and the economy. By spring, though, the volume of acquisitions by private-equity firms was surging, and investors grew increasingly optimistic that the Federal Reserve would respond to softer economic growth by lowering interest rates. In the wake of these developments, stocks rallied.

   Investors' optimism was quickly replaced by fear during the summer, however, when segments of the credit market froze as problems with subprime mortgages and loans to less-creditworthy borrowers spread to the broader market. Equity markets again rallied as it became clear that the Federal Reserve would lower short-term rates in September to combat market turmoil. This positive sentiment was unfortunately short-lived, as massive credit downgrades of debt securities linked to subprime loans and the ensuing liquidity crisis caused stocks to decline sharply during the fall. For the first time in seven years, the S&P 500 declined in the fourth quarter--typically a positive period for stocks. Late in 2007, consumer spending faltered amid slumping home prices and higher energy costs. This raised concerns that the U.S. economy was heading into a consumer-led recession.

   Stocks of domestically focused companies in the Financial Services and Consumer Discretionary sectors declined during 2007 because of the weakening economic outlook. In contrast, companies with significant international exposure in the Information Technology and Industrial sectors flourished, thanks to expectations that strong economies overseas would sustain their earnings growth.

   After seven years of underperformance, large-cap stocks beat out their small-cap brethren in 2007. Mid-cap stocks were the top-performing group in 2007, besting both large and small caps. Growth stocks--particularly those deriving significant income from international operations--outperformed value stocks for the first time since 1999.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 11.27% for Institutional Shares for the twelve months ended December 31, 2007. This compared with a 5.49% return for the broad-based S&P 500(R) Index over the same period.

   The Fund's outperformance relative to the Index was the result of both individual security selection and sector allocation. Stock selection in the Information Technology, Industrial, and Energy sectors was the largest factor in the Fund's outperformance. Our allocation to the Utilities and Consumer Staples sectors also aided performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Stock selection drove performance in the Information Technology, Industrial, and Energy sectors. Consumer electronics manufacturer Apple, data storage company EMC, and Internet search provider Google led the Information Technology sector. The Industrial sector was propelled by farm-equipment manufacturer Deere and industrial conglomerates Honeywell and Textron. In response to strong oil prices during 2007, our position in the Energy sector was driven by natural-gas company Williams Cos. and oil services companies Schlumberger and Grant Prideco.

   The major areas of disappointment in 2007 were the Financial Services and Consumer Discretionary sectors. Weakness in Financial Services was triggered by turmoil in the fixed-income markets and fear of rising defaults by overextended consumers. Money-center banks Citigroup and Wachovia and investment bank Merrill Lynch were among the greatest detractors to performance in the Financial Services sector. The Consumer Discretionary sector, particularly retailers Kohl's and PetSmart, fell on investor concerns of a dramatic slowdown in consumer spending.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: During 2007, the heightened volatility of the U.S. equity markets produced a challenging investment environment. The Fund's focus on companies with faster relative earnings growth was beneficial under these conditions. Fund holdings in the Information Technology sector responded to accelerating earnings growth that was driven by new product cycles, especially in the software and consumer electronics industries. Continued robust demand for industrial goods and services from international markets led to strong profit growth for many companies in the Industrial sector.

   In the Financial Services sector, we reduced the Fund's exposure to credit-sensitive companies based on expectations that rising defaults and higher loan provisions would depress their earnings. Within that sector, we increased exposure to asset-management and life-insurance firms as these typically offer more consistent growth and are less affected by the credit environment. Lastly, in the Consumer Discretionary sector we reduced our exposure to retailers, addressing the risk that a weaker economy could curtail consumer spending.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Many economists agree that the primary risk for the markets at this point is the possibility of a recession in the U.S., despite the global economic expansion. Fortunately, the Federal Reserve began to ease short-term interest rates in early September. We believe the U.S. economy should avoid a prolonged economic slump as a result of this action, even though credit risks remain. In this environment, companies that sell a significant percentage of their goods and services into global markets should do well. As a result, we continue to focus on large Industrial, Oil Services, and Technology companies.

   Later in 2008, we expect the benefits of easier monetary policy from the Federal Reserve to stimulate the U.S. economy and lead to a reacceleration in corporate earnings growth. This could set the stage for a rebound in early-cycle stocks in such sectors as Consumer Discretionary and Materials. An improving economy should also help Financial Services companies as it should help to abate credit losses and improve activity in the credit markets.

                          Institutional Shares           Class A Shares
                       --------------------------- ---------------------------
                        Cumulative  Average Annual  Cumulative  Average Annual
        Period         Total Return  Total Return  Total Return  Total Return
        ------         ------------ -------------- ------------ --------------
  1 Year..............    11.27%        11.27%         5.12%         5.12%
  5 Years.............    84.20%        12.99%        72.37%        11.50%
  10 Years............    77.59%         5.91%        64.05%         5.07%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                      Large Cap
                       Equity
                        Fund
                    (Institutional      S&P 500/(R)/
                       Shares)             Index
                     -------------      -----------
12/31/1997             $10,000           $10,000
12/31/1998              11,318            12,875
12/31/1999              12,961            15,576
12/31/2000              13,812            14,154
12/31/2001              11,765            12,471
12/31/2002               9,641             9,712
12/31/2003              11,779            12,498
12/31/2004              12,881            13,857
12/31/2005              13,708            14,539
12/31/2006              15,961            16,834
12/31/2007              17,759            17,759



This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Equity Fund (Institutional Shares) from 12/31/97 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Although most major stock market indexes posted gains for 2007, returns in the equity markets were below long-term averages and volatility returned, as problems in the credit markets spilled over into stocks. The first sign of difficulty came early in the year, when the broad equity market averages declined on concerns that rising mortgage delinquencies and the collapse of the subprime mortgage industry would cause a real-estate related pullback in consumer spending and the economy. By spring, though, the volume of acquisitions by private equity firms was surging, and investors turned optimistic that the Federal Reserve would respond to softer economic growth by lowering interest rates. Stocks rallied in this environment.

   Optimism was quickly replaced by fear during the summer, however. Segments of the credit market froze as problems with subprime mortgages and loans to less-creditworthy borrowers spread to the broader market. Subsequently, equity markets rallied once again as it became clear that the Federal Reserve would lower short-term rates in September to combat market turmoil.

   This positive sentiment would not last long, however. Massive credit downgrades of debt securities linked to subprime loans and the ensuing liquidity crisis caused stocks to decline sharply during the autumn months. For the first time in seven years, the S&P 500 declined in the fourth quarter--typically a positive period for stocks. Late in 2007, consumer spending faltered amid slumping home prices and higher energy costs. This raised concerns that the U.S. economy was heading into a consumer-led recession.

   Within the Russell 1000(R) Growth Index--the benchmark for this Fund--stocks of domestically focused companies in the Utility, Consumer Discretionary, and Auto and Transportation sectors declined during 2007, largely because of the weakening U.S. economic outlook. On the positive end of the scale, companies exposed to rising commodity prices in the Materials and Processing and Energy sectors generated the best performance. The Information Technology and Consumer Staples sectors also performed well, benefiting from expectations that strong economies overseas would sustain their earnings growth.

   After seven years of underperformance, large-cap stocks beat out their small-cap rivals in 2007. Mid-cap stocks were the top-performing group in 2007, besting both large and small caps. The growth investment style outperformed value for the first time since 1999, with the Russell 1000(R) Growth Index beating out the Russell 1000(R) Value Index.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 18.18% for Institutional Shares for the twelve months ended December 31, 2007. The Russell 1000(R) Growth Index returned 11.82% for the same period.

   The Fund's outperformance relative to the Index was the result of both individual security selection and sector allocation. Stock selection and sector overweightings in Information Technology and Producer Durables were important drivers of the Fund's outperformance. Strong stock selection in both the Other Energy and the Materials and Processing sectors also contributed to the Fund's strong return.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: During 2007, Information Technology, Producer Durables, and Other Energy were the best performing sectors for the Fund. The Technology sector was driven by consumer electronics manufacturer Apple, polysilicon manufacturer MEMC Electronic Materials, and data storage company EMC. Strong international demand for capital goods led to good performance by our Producer Durables holdings, such as construction equipment manufacturer Caterpillar, industrial conglomerate United Technologies, and electric equipment producer Emerson Electric. The Other Energy sector was propelled by oil equipment manufacturer National Oilwell Varco and oil service provider Weatherford International.

   The worst performing sectors for the Fund were Consumer Discretionary and Health Care. Amid growing concerns about a serious downturn in consumer spending, retail stocks such as Kohl's, Home Depot, Urban Outfitters, and PetSmart were among the weakest-performing stocks for the Fund. Within the Health Care sector, biotech stocks including Sepracor, Amgen, Celgene, and Genentech were weak due to a deceleration in their rate of earnings growth.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The heightened volatility in the U.S. equity markets during 2007 made for a challenging investment environment for both equity and fixed income securities over the year. Our investment philosophy of focusing on companies expected to increase their earnings at a rate faster than the market average helped us to outperform for the year.

   As it became clear that consumers' response to slumping home prices and higher energy costs would slow growth in the U.S. economy, we invested in companies that earn a large portion of their profits from international markets. As a result, we increased the Fund's weighting in the Producer Durables sector. Similarly, we raised our exposure to Information Technology companies, which are benefiting from new product introductions as well as robust global demand.

   At the same time, we reduced the Fund's positions in the Financial Services and Consumer Discretionary sectors; the earnings of these companies are most vulnerable to weaker domestic growth. Within Financial Services, we lowered our exposure to regional banks and investment banks as these are most vulnerable to credit defaults. Slowing consumer spending led us to reduce the Fund's allocation to retail stocks.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: With an uncertain economic outlook, we expect to see continued volatility in the U.S. equity markets during 2008. On the negative side, household spending may continue to slow as consumers are battered by declining home prices, high energy costs, and tighter credit. On the positive side, the Federal Reserve began easing monetary policy last fall and is expected to continue lowering rates to combat the weakening economy. Beyond the U.S., we believe international economies will continue to expand, albeit at a somewhat slower pace than last year.

   In this environment, we expect large capitalization growth stocks to outperform smaller-capitalization stocks and the broader market. This is because in many cases growth companies derive their growth from secular trends that are less vulnerable to cyclical swings in the economy. In addition, large companies tend to have more exposure to international markets than small companies, and markets outside the U.S. appear positioned for outperformance in the current environment. At present, we believe the Producer Durables and Information Technology sectors offer the strongest earnings-growth prospects in the U.S. equity markets.

   As 2008 progresses, we believe easier monetary policy from the Federal Reserve will begin to stimulate the U.S. economy, leading to a reacceleration in corporate earnings growth. This could set the stage for a rebound in early cycle stocks in sectors such as Consumer Discretionary and Materials. An improving economy should also help Financial Services companies to improve, as they can look for their credit losses to abate and activity in the credit markets to improve.

                          Institutional Shares           Class A Shares
                       --------------------------- ---------------------------
                        Cumulative  Average Annual  Cumulative  Average Annual
        Period         Total Return  Total Return  Total Return  Total Return
        ------         ------------ -------------- ------------ --------------
  1 Year..............    18.18%        18.18%        11.61%        11.61%
  5 Years.............    60.21%         9.89%        49.85%         8.43%
  10 Years............    54.33%         4.44%        42.79%         3.63%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                            Large Cap
                           Growth Fund
                         (Institutional        Russell 1000\(R)\
                             Shares)             Growth Index
                         ---------------        ---------------
  12/31/1997                $10,000               $10,000
  12/31/1998                 12,369                13,871
  12/31/1999                 16,961                18,469
  12/31/2000                 16,624                14,327
  12/31/2001                 12,553                11,402
  12/31/2002                  9,633                 8,222
  12/31/2003                 11,848                10,668
  12/31/2004                 12,278                11,341
  12/31/2005                 12,287                11,939
  12/31/2006                 13,059                13,023
  12/31/2007                 15,433                14,562

This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Growth Fund (Institutional Shares) from 12/31/97 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class
A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Value Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

An Interview with William McClean and Gus Wilmerding, Managing Directors and Co-Portfolio Managers

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: The equity markets surged higher through much of the first half of 2007.
   Nonetheless, there were a number of areas of concern during the period. One of these was the outlook for decelerating U.S. economic growth, even as economies in many international markets remained strong. Although the Federal Reserve did not raise short-term interest rates during the period, rates at the longer-end of the yield curve did go up. Also, oil prices remained high, a boon for Energy companies but a problem for consumers paying more at the pump. During this period the growth investment style outperformed value.

   The resilient optimism many investors exhibited during the year's first half gave way to fears during the summer, as segments of the credit market froze in the face of problems with subprime mortgages and loans to less-creditworthy borrowers. These concerns had repercussions throughout the financial markets. Even though equity markets rallied for a time as it became clear that the Federal Reserve would lower short-term rates in September, before long massive credit downgrades of debt securities linked to subprime loans and the ensuing liquidity crisis caused stocks to decline sharply. For the first time in seven years, the S&P 500 declined in the fourth quarter--typically a positive period for stocks. Late in 2007, consumer spending faltered amid slumping home prices and higher energy costs.

   The Fund remained underweight in the consumer discretionary and financial sectors for much of the year. In the fourth quarter we slightly increased our underweighting in financials to a slight underweight. We felt many of the institutions we owned, particularly the larger commercial banks, were trading at compelling valuations.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 7.07% for Institutional Shares for the twelve months ended
   December 31, 2007. This placed it ahead of the broad-based S&P 500(R) Index, which returned 5.49% for the same period.

   The Fund's outperformance relative to its benchmark can be largely attributed to holdings in the Energy, Industrial, Materials, and Telecommunication Services sectors.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund's best-performing sectors included Energy, Materials, Industrials, and Telecommunication Services. High commodity prices helped to boost Energy stocks, and all four of these sectors benefited from strong global demand. Top-performing companies included construction and engineering company McDermott International, Brazilian oil giant Petrobras, industrial gas supplier Praxair, and telecommunications provider Verizon.

   Among the weaker sectors for the year were Financials and Consumer Discretionary stocks. Financials were punished by the subprime lending crisis and pervasive credit crunch, while Consumer Discretionary stocks suffered because of concerns about the prospects for consumer spending in a troubled economic environment. Weaker holdings in these sectors included commercial lender CIT Group, major financial services provider Citigroup, and retailer JCPenney.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund underweighted the Consumer Discretionary, Industrial, and Financial sectors for much of the year. In the fourth quarter, however, we slightly increased our position in Financials, leaving us with a slimmer underweighting. We took this action because we believed that many of the institutions we owned, particularly the larger commercial banks, were trading at compelling valuations and offered a positive risk/reward balance.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We believe the equity markets currently offer significant value. Fears of a recession have driven stocks lower, with investors in many cases indiscriminately selling out of positions. In the wake of this activity, we seek to identify undervalued stocks across the market, though it appears the Financial sector may be particularly oversold at this stage. We will carefully monitor developments across the economy, the markets, and individual companies and seek out opportunities to build positions at very reasonable valuations.

                           Institutional Shares               Class A Shares
                        ------------------------------- ---------------------------
                         Cumulative      Average Annual  Cumulative  Average Annual
        Period          Total Return      Total Return  Total Return  Total Return
        ------          ------------     -------------- ------------ --------------
    1 Year.............     7.07%             7.07%         1.17%         1.17%
    3 Years............    34.88%            10.49%        26.62%         8.19%
    5 Years............    89.60%            13.65%        77.62%        12.18%
    Since Inception....    53.74%             5.76%        43.88%         4.85%
        4/28/00--Institutional Shares
        5/31/02--Class A Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                        Large Cap
                       Value Fund              S&P 500/(R)/
                  (Institutional Shares)          Index
                   ---------------------        ----------
     4/28/2000         $10,000                   $10,000
     6/30/2000           9,679                    10,036
     9/30/2000           9,937                     9,940
    12/31/2000           9,817                     9,160
     3/31/2001           9,371                     8,075
     6/30/2001           9,600                     8,547
     9/30/2001           8,012                     7,292
    12/31/2001           9,143                     8,071
     3/31/2002           9,708                     8,094
     6/30/2002           8,875                     7,009
     9/30/2002           7,438                     5,797
    12/31/2002           8,108                     6,286
     3/31/2003           7,972                     6,088
     6/30/2003           9,041                     7,025
     9/30/2003           9,203                     7,210
    12/31/2003          10,437                     8,089
     3/31/2004          10,540                     8,226
     6/30/2004          10,694                     8,367
     9/30/2004          10,573                     8,210
    12/31/2004          11,398                     8,968
     3/31/2005          11,565                     8,775
     6/30/2005          11,676                     8,895
     9/30/2005          12,418                     9,216
    12/31/2005          12,394                     9,409
     3/31/2006          13,133                     9,805
     6/30/2006          13,302                     9,664
     9/30/2006          13,747                    10,212
    12/31/2006          14,358                    10,896
     3/31/2007          14,635                    10,966
     6/30/2007          15,306                    11,655
     9/30/2007          15,914                    11,891
    12/31/2007          15,374                    11,495




This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Value Fund (Institutional Shares) from 4/28/00 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.80% of its average daily net assets and of Class A Shares to 1.05% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Class A Shares was May 31, 2002.

For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Multi-Cap Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: In the first half of the year, equity markets were generally favorable, though there were some significant challenges. Earnings continued to move ahead, albeit at a slower pace than seen in the earlier years of this economic cycle.

   Mortgage and housing-market woes weighed heavily on the minds of investors, and trouble materialized in the year's second half as the credit markets suffered from the cumulative effects of weakening house prices and questionable lending practices. Consumers' ability to continue spending at a robust level remains an open question as well, as the combination of declining house prices and rising mortgage payments has put many in a pinch. An additional source of pressure on the markets was difficulty in valuing the many derivative securities that grew out of the credit expansion; this weighed particularly heavily on the Financial Services sector.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 1.59% for Class A Shares for the year ended December 31,
   2007. For the same period, the Russell 3000(R) Index returned 5.13%.

   The Fund's underperformance resulted in part from holdings in the Technology sector, an area we began adding to last year. Also, even though we underweighted the troubled Financial Services sector, our focus on banks rather than other types of stocks in the sector had a negative impact on our returns.

   The Fund's above-average weighting in and strong individual selections among Health Care stocks made a positive contribution to performance. Our performance also benefited from our underweighting in Consumer Discretionary stocks and from solid individual selections within the sector.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The sectors with the strongest performance for the year were Energy, Materials and Processing, and Health Care; each of these posted returns of 20% or more. Weaker sectors were Financial Services, Autos, and Producer Durables.

   With respect to individual stocks, our strongest holding was Jacobs Engineering Group, which provides technical professional services to the infrastructure and oil and gas industries, among other areas; the company benefited from increased activity in the Energy sector. Also contributing positively to our performance was DeVry, a provider of post-secondary education; in times of economic uncertainty, many individuals pursue additional education to improve their career prospects. Another top contributor, oil and gas exploration and production company Noble Energy, participated in the highly favorable environment for Energy-related stocks.

   Our weakest holding over the year was homebuilder Standard Pacific, which suffered from the weak market for new housing; we have sold this company from the portfolio. Two of our holdings among major banks, National City Corporation and Citigroup, also detracted significantly from our performance.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our long-term strategy is to hold businesses that offer relatively consistent growth in revenue and earnings. In some market climates, including the one we have recently contended with, we recognize there are times when this goal is more difficult to achieve. Reflecting the market conditions that currently prevail, we sold several positions tied closely to consumer spending. We continue to underweight Consumer Discretionary stocks, as well as those in Financial Services. After a strong positive run, we also believed it was time to reduce our Energy holdings.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for then?
A: There are many areas of uncertainty in the markets today. The housing and credit markets are still grappling with the unwinding of credit extensions dating back five or more years. The level of risk and valuations on higher-risk assets are changing daily. It's far from clear whether U.S. consumers will be willing and able to maintain their current levels of spending. Many observers hope that the demand from international markets will be sufficient to make up for any weakness on the home front.

   The stock market is under stress, a situation that almost inevitably produces significant volatility--even in the prices of companies that are able to sustain healthy levels of growth. In this environment, we will continue to employ careful fundamental research, in an attempt both to avoid companies that cannot prosper in these challenging times and to identify those that can.

                                           Class A Shares
                                     ---------------------------
                                      Cumulative  Average Annual
                      Period         Total Return  Total Return
                      ------         ------------ --------------
                1 Year..............    -3.74%        -3.74%
                5 Years.............    70.02%        11.20%
                10 Years............    72.58%         5.61%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                       Multi-Cap
                      Equity Fund
                   (Class A Shares)
                      at maximum          Russell 3000/(R)/
                    offering price            Index
                    --------------         -----------
      12/31/1997        $ 9,475              $10,000
      12/31/1998         11,150               12,415
      12/31/1999         14,638               15,008
      12/31/2000         16,513               13,889
      12/31/2001         13,274               12,297
      12/31/2002          9,617                9,647
      12/31/2003         12,646               12,642
      12/31/2004         14,128               14,152
      12/31/2005         15,200               15,021
      12/31/2006         16,988               17,386
      12/31/2007         17,258               18,277

This chart represents historical performance of a hypothetical investment of $10,000 in the Multi-Cap Equity Fund (Class A Shares) from 12/31/97 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.25% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. Inception date for this Fund was October 7, 2002. The quoted performance of the Fund before that date reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

BNY Hamilton S&P 500 Index Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses.

An Interview with Co-Portfolio Managers Kurt Zyla and Denise Krisko, Managing Directors, and Lloyd Buchanan, Robert McCormack and Todd Rose, Vice Presidents

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Although economists often hold widely differing opinions on the state of the economy, at present it appears the only area of controversy among them is the degree of weakness we can expect going forward. Estimates for the economy's future direction range from growth of under 1.5% to recession. Consumer spending, which accounts for roughly two-thirds of domestic economic activity, is expected to slow. Lower housing values are making consumers feel less wealthy than they did during the boom years and also make them far less likely--or able--to tap into home equity.

   The last batches of data released before the end of the year did not give investors much to celebrate, and stock prices reflected this sentiment. New home sales ended the year near a 12-year low, adding to fears that weak construction activity will hold back economic growth in early 2008. Homebuilders are already sitting on a sizable inventory of unsold homes, even in areas where prices have been reduced dramatically. Although mortgage rates have returned to very low levels, this hasn't been enough to work off the excess supply. Tougher lending standards have reduced the pool of potential buyers, just as rising foreclosures threaten to add further to supply. Even qualified buyers seem content to sit on the sidelines, perhaps in anticipation of being able to purchase property at still lower prices in the future.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning 5.05% for Institutional Shares for the twelve months ended December 31, 2007. This compares with a 5.49% return for the S&P 500(R) Index over the same period.

   We achieved this return by maintaining a straight replication approach to portfolio management, combined with efficient trading to accommodate the index adjustments that occurred throughout the period. The costs of Fund operation--expenses that do not exist in a hypothetical benchmark index--account for much of the difference between the Fund's performance and that of the Index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The weakest sector in the S&P 500 for the year was Financials, followed by Consumer Discretionary stocks. Both areas posted double-digit losses for the year.

   Other major market sectors posted positive results for the year. The top-performing area of the market was Energy, with a return of 34.43% for the year. Materials and Utilities stocks also provided very solid results.

   The strongest-returning stock in the Index--and the Fund--was National Oilwell, a clear beneficiary of strong demand and high prices for energy sources. Next in line was Internet retailer Amazon.com, which rose on news of greatly improved profits. Apple landed in third place for the year, rising on the strength of its highly sought-after innovative products.

   Two of the Index's bottom-three stocks--and four of the bottom five--came from the troubled Financial sector. On-line broker E-Trade Financial Group, the greatest detractor from performance, filed for bankruptcy protection during the year, and Countrywide Financial suffered from its heavy exposure to subprime mortgage lending. The third-weakest stock, Circuit City Stores, struggled through a year that saw management turnover, widespread layoffs, and disappointing sales, all of which raised concerns about its future in a competitive marketplace for home electronics.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We manage a fully replicated Fund in which all securities in the Index are held in proportion to their respective weight in the Index. This approach should most closely match the performance of the underlying benchmark Index.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: A major risk for the markets at this point is the possibility of a recession in the U.S., despite the global economic expansion. Fortunately, the Federal Reserve began to ease short-term interest rates in early September. We believe the U.S. economy should avoid a prolonged economic slump as a result of this action, even though credit risks remain. In this environment, companies that sell a significant percentage of their goods and services into global markets should do well.

   Later in 2008, we expect the benefits of easier monetary policy from the Federal Reserve to stimulate the U.S. economy and lead to a reacceleration in corporate earnings growth. This could set the stage for a rebound in early-cycle stocks in such sectors as Consumer Discretionary and Materials. An improving economy should also help Financial Services companies, as it should help to abate credit losses and improve activity in the credit markets.

   Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                          Institutional Shares             Investor Shares
                       ----------------------------- ---------------------------
                        Cumulative    Average Annual  Cumulative  Average Annual
        Period         Total Return    Total Return  Total Return  Total Return
        ------         ------------   -------------- ------------ --------------
    1 Year............     5.05%           5.05%         4.90%         4.90%
    3 Years...........    26.82%           8.24%        25.84%         7.96%
    5 Years...........    79.55%          12.42%        77.37%        12.14%
    Since Inception...    11.31%           1.41%         9.85%         1.23%
       4/28/00--Institutional Shares
       7/25/02--Investor Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                       [CHART]


                    BNY S&P 500
                    Index Fund                   S&P 500/(R)/
               (Institutional Shares)               Index
                --------------------             -----------
 4/28/2000           $10,000                      $10,000
 6/30/2000            10,041                       10,036
 9/30/2000             9,951                        9,940
12/31/2000             9,128                        9,160
 3/31/2001             8,030                        8,075
 6/30/2001             8,493                        8,547
 9/30/2001             7,241                        7,292
12/31/2001             7,992                        8,071
 3/31/2002             8,010                        8,094
 6/30/2002             6,924                        7,009
 9/30/2002             5,723                        5,797
12/31/2002             6,199                        6,286
 3/31/2003             6,003                        6,088
 6/30/2003             6,922                        7,025
 9/30/2003             7,091                        7,210
12/31/2003             7,946                        8,089
 3/31/2004             8,073                        8,226
 6/30/2004             8,204                        8,367
 9/30/2004             8,052                        8,210
12/31/2004             8,777                        8,968
 3/31/2005             8,581                        8,775
 6/30/2005             8,694                        8,895
 9/30/2005             9,005                        9,216
12/31/2005             9,178                        9,409
 3/31/2006             9,559                        9,805
 6/30/2006             9,412                        9,664
 9/30/2006             9,935                       10,212
12/31/2006            10,596                       10,896
 3/31/2007            10,649                       10,966
 6/30/2007            11,309                       11,655
 9/30/2007            11,527                       11,891
12/31/2007            11,131                       11,495


This chart represents historical performance of a hypothetical investment of $10,000 in the S&P 500 Index Fund (Institutional Shares) from 4/28/00 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was July 25, 2002. For periods prior to the commencement of operations of Investor Shares, performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the table.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Small Cap Core Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets, and how did these influence the area that the Fund invests in?
A: The recently completed year will be remembered as one in which the credit market excesses of the previous years came home to roost, intensifying the pressure on an already slowing domestic economy. In the first half of the year, the economy and corporate earnings growth both looked poised to repeat their strong performance from 2006. As investors tallied the damage the flagging housing market inflicted on both the construction sector and consumer demand at large, however, consensus began to develop that a slowdown was likely. Exacerbating the potential for a slowdown was a more conservative lending tone from financial institutions; they were attempting to take stock of the losses inflicted by all manner of credit products, but especially those related to mortgages.

   In this slowing growth environment, large stocks held up slightly better than small caps, and growth stocks dramatically outperformed value. The perceived safety and lower valuations among large caps led to their outperformance during the year, while the scarcity of earnings growth led investors to pay a premium for growth-oriented stocks.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 4.90% for Institutional Shares for the year ended
   December 31, 2007. The Fund's benchmark, the Russell 2000(R) Index, returned -1.55% for the same period.

   We attribute most of our outperformance to our avoidance of highly cyclical companies and lower-quality stocks associated with takeout speculation. As the cyclical earnings cycle grew older and takeout activity became frenzied in 2006, the prices of many low-quality stocks did not fully reflect their risks. As risk overall was repriced in 2007, causing the valuations of lower-quality stocks to drop, higher-quality companies benefited on a relative basis.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Approximately one-fourth of the Fund's outperformance for the year was attributable to sector allocation, particularly our underweighting in the weak Financials and Autos/Transports sectors. The remaining three fourths of outperformance was the result of our individual stock selections, particularly in the Health Care, Financials, and Consumer Discretionary sectors.

   In Health Care, Respironics, which provides respiratory medical devices; Stericycle, a medical waste disposal specialist; HMS Holdings, an insurance benefits coordinator specializing in government programs; and

   Meridian Biosciences, a distributor of medical diagnostic test kits, all performed exceptionally well due to strong earnings growth. Respironics was further boosted by a cash takeout offer.

   In the Consumer Discretionary and Financials sectors, there were two reasons for the Fund's success. First, we selected a number of companies that proved to be very good performers, including household products distributor Tupperware, memorial products provider Matthews International, lawn-care company Toro, business document printer Deluxe Corp., and brokerage and technology firm Investment Technology Group. Second, we were able to avoid some of the worst-performing industries within these lagging sectors.

   The one sector of the Fund where results were disappointing was Materials. While many of the companies representing this sector in the Index offered attractive returns thanks to strong demand from emerging markets, the Fund's stocks tended to be more oriented toward the flagging domestic economy. The largest detractors from performance in this group were Universal Forest Products, which provides wood and wood-alternative products used in home construction and home improvement; Mobile Mini, which provides mobile storage solutions; and Ceradyne, a manufacturer of ceramic products used in armor for military vehicles and body armor.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our strategy remains constant regardless of market conditions. We attempt to find companies that possess these three essential characteristics: 1) very strong competitive positions in their markets, 2) business models that can deliver consistently in varied environments, and 3) management teams of high character and integrity. We then strive to purchase these companies at the right price given their long-term growth prospects.

   This strategy has led us to the more stable, higher-quality companies found in the Fund. We believe this approach can not only help the Fund over the long term, but also specifically help it to weather challenging market climates like the one we are facing now.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: At the moment, it feels as though uncertainty greatly outweighs opportunity in the small-cap market. Small-company stocks have been through a seven-year period in which they generally outperformed large caps, bringing their relative valuations to the high end of their historical range. Small-cap companies also have less exposure than large caps to international markets, where growth prospects currently seem more robust than in the U.S. Finally, small caps have historically underperformed going into an economic slowdown, as the capital market access is restricted and investors shun risk in any form.

   Despite these headwinds, we believe the stock market can always provide excellent opportunities for those investors willing to work with a longer time horizon. We continue to monitor the two sectors that have thus far borne the brunt of the slowdown, Financials and Consumer Discretionary, for buying opportunities. Such strong negative sentiment can push even solid businesses to very attractive valuations. We are also maintaining our overweightings in Health Care and Energy, two sectors where prospects and valuations both appear reasonable.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........     4.90%        4.90%         -0.99%        -0.99%
    Since Inception
      (3/02/05)....    29.90%        9.66%         22.07%         7.29%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                     Small Cap
                    Core Equity
                       Fund                  Russell 2000/(R)/
                   (Institutional              Small Stock
                      Shares)                     Index
                    ------------                  -----
     3/2/2005        $10,000                    $10,000
    3/31/2005          9,900                      9,714
    6/30/2005         10,690                     10,134
    9/30/2005         11,130                     10,610
   12/31/2005         11,155                     10,730
    3/31/2006         12,486                     12,226
    6/30/2006         11,765                     11,611
    9/30/2006         11,785                     11,662
   12/31/2006         12,383                     12,700
    3/31/2007         12,847                     12,947
    6/30/2007         13,231                     13,521
    9/30/2007         13,234                     13,103
   12/31/2007         12,990                     12,504


This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Core Equity Fund (Institutional Shares) from 3/2/05 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 1.00% of its average daily net assets and of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. Inception date for this Fund is March 2, 2005.

Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. An investor cannot invest directly in any index.

BNY Hamilton Small Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Dwight E. Cowden, CFA and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Inflation concerns early in the year gave way to recession worries in the year's second half. During the first half of the year, it wasn't clear whether the slowdown in the housing market and the subprime lending crisis would have broad impact in the greater economy, but as the months passed the impact of both issues began to permeate the economy. The housing market continued to weaken through the year, with Financial and consumer-related equities suffering sharp declines as investors reacted to the heightened potential for a U.S. economic recession.

   In this environment, growth stocks outperformed value by a wide margin, as the former were able to post earnings gains despite the challenging macroeconomic backdrop. Value-oriented market indexes were also hurt by their larger exposures to the weakest economic sectors, Consumer Discretionary and Financials.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: For the twelve months ended December 31, 2007, the Fund returned 13.36% for Institutional Shares. For the same period, the Russell 2000(R) Small Growth returned 7.03% and the S&P 600(R) Small Cap Index returned -0.30%.

   The Fund's performance benefited from our bias toward higher-quality companies, and toward companies at the larger end of the small-cap spectrum. Both of these were helpful in a volatile environment that saw investors turn away from higher-risk investments. Industry selection also played a role, particularly our avoidance of some troubled areas. Merger and acquisition activity among some of our holdings helped our performance in the first half of the year, but these transactions slowed dramatically due to the credit crunch in the year's later months.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: A number of our holdings in the Technology sector performed well for the year, including some that are among our largest positions. These included Nuance Communications, which makes speech-recognition and other voice-based tools; Informatica, a provider of data integration software; and Blackboard, which offers products that facilitate web-based education. Each of these companies recorded double-digit returns for the year. Another holding in Technology, digital marketing company aQuantive, saw its share price rise as it became an acquisition target.

   Our stock selection in the troubled Consumer Discretionary sector benefited performance, as we owned several education-related companies (including DeVry, Capella Education, and Strayer Education), that appealed to investors as recession-wary workers sought to enhance their skills. We also avoided many of the sector's specialty retailers, which were particularly susceptible to fears of an economic slowdown. Another Consumer Discretionary holding, Chipotle Mexican Grill, was a strong performer despite the overall negative environment for restaurants. Our performance relative to the benchmark was also aided by our underweighting in the struggling Financials sector, and by our having little exposure to companies affected by problems in the real estate market or with subprime lending.

   Among our weaker stocks for the year were three Health Care companies:
   Allscripts Healthcare, which offers clinical software and other information technology solutions to doctors and hospitals; InVentiv Health, a provider of marketing and communications services to the pharmaceutical industry; and Volcano Corp., a maker of medical devices to diagnose and treat cardiovascular disease. Another of our more disappointing stocks was Isilon Systems, which offers network storage solutions for large digital files.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In the volatile environment, we continued to focus on identifying companies that have above-average growth potential, along with reasonable valuations. Among the attributes we seek out are strong competitive positions, participation in a growing industry, above-average historic revenue and earnings growth, and solid management teams. We believe that our emphasis on companies offering the prospect of strong secular growth, rather than those presenting opportunities that are highly dependent on the economic cycle, should continue to aid our performance as the U.S. economy slows.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Investors have plenty of reasons to be concerned this year. At this point it's still unclear how much more the housing market will weaken, and whether the worst of the subprime meltdown has passed. But those aren't the only questions on the minds of investors. They also must wonder whether energy prices will continue to climb, how soon the stimulus from the Federal Reserve will begin to help, and whether slowing growth in developed markets will ultimately spill over into emerging ones that thus far have still sustained strong growth. Each of these issues relates to the primary concern for investors and consumers alike: the potential for a recession in the U.S.

   Against this volatile backdrop, we believe that as was the case in 2007, active investment managers could have an advantage over their respective indexes in 2008. In an environment of slowing growth, managers who share our bias toward higher-quality, fundamentally strong growth companies may benefit. Avoiding specific industries that continue to feel pressure from cyclical and credit issues should also help performance. Our slight size bias toward companies at the larger end of the small-cap range could also help improve results, as investors look for the proven track records, strong management teams, and international exposure such companies often offer.

                          Institutional Shares           Class A Shares
                       --------------------------- ---------------------------
                        Cumulative  Average Annual  Cumulative  Average Annual
        Period         Total Return  Total Return  Total Return  Total Return
        ------         ------------ -------------- ------------ --------------
  1 Year..............    13.36%        13.36%         7.17%         7.17%
  5 Years.............    74.23%        11.74%        63.69%        10.36%
  10 Years............   151.40%         9.66%       134.55%         8.90%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Small Cap
                 Growth Fund                               S&P 600/(R)/
               (Institutional      Russell 2000/(R)/         SmallCap
                  Shares)            Growth Index             Index
                 -----------        ---------------       -------------
  12/31/1997      $10,000             $10,000                $10,000
  12/31/1998       10,789              10,123                  9,869
  12/31/1999       21,278              14,486                 11,094
  12/31/2000       20,978              11,235                 12,403
  12/31/2001       18,526              10,198                 13,214
  12/31/2002       14,429               7,111                 11,281
  12/31/2003       19,873              10,562                 15,658
  12/31/2004       20,983              12,074                 19,204
  12/31/2005       20,434              12,574                 20,679
  12/31/2006       22,177              14,252                 23,806
  12/31/2007       25,140              15,254                 23,735



This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Growth Fund (Institutional Shares) from 12/31/97 to 12/31/07.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

The Standard & Poor's SmallCap 600 Index ("S&P 600") is an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation.

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2007.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         BEGINNING  ENDING      ANNUALIZED
                                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                           VALUE    VALUE      BASED ON THE      DURING THE
                                                         07/01/07  12/31/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
GLOBAL REAL ESTATE SECURITIES FUND--CLASS A
Actual                                                   $1,000.00 $  919.40      1.50%             $7.26
Hypothetical (5% return before expenses)                 $1,000.00 $1,017.64      1.50%             $7.63
---------------------------------------------------------------------------------------------------------------
GLOBAL REAL ESTATE SECURITIES FUND--INSTITUTIONAL SHARES
Actual                                                   $1,000.00 $  918.80      1.25%             $6.05
Hypothetical (5% return before expenses)                 $1,000.00 $1,018.90      1.25%             $6.36
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND--CLASS A SHARES
Actual                                                   $1,000.00 $  999.50      0.96%             $4.81
Hypothetical (5% return before expenses)                 $1,000.00 $1,020.39      0.96%             $4.86
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      DURING THE
                                                07/01/07  12/31/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
INTERNATIONAL EQUITY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,000.80      0.71%             $3.56
Hypothetical (5% return before expenses)        $1,000.00 $1,021.65      0.71%             $3.60
------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,029.50      1.04%             $5.33
Hypothetical (5% return before expenses)        $1,000.00 $1,019.95      1.04%             $5.31
------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,030.70      0.79%             $4.05
Hypothetical (5% return before expenses)        $1,000.00 $1,021.21      0.79%             $4.04
------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,073.90      1.08%             $5.67
Hypothetical (5% return before expenses)        $1,000.00 $1,019.74      1.08%             $5.52
------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,075.90      0.83%             $4.36
Hypothetical (5% return before expenses)        $1,000.00 $1,021.00      0.83%             $4.25
------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,002.40      1.05%             $5.30
Hypothetical (5% return before expenses)        $1,000.00 $1,019.91      1.05%             $5.35
------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,004.40      0.80%             $4.04
Hypothetical (5% return before expenses)        $1,000.00 $1,021.17      0.80%             $4.07
------------------------------------------------------------------------------------------------------
MULTI-CAP EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $  948.50      1.25%             $6.14
Hypothetical (5% return before expenses)        $1,000.00 $1,018.90      1.25%             $6.36
------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $  984.30      0.35%             $1.75
Hypothetical (5% return before expenses)        $1,000.00 $1.023.44      0.35%             $1.79
------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INVESTOR SHARES
Actual                                          $1,000.00 $  983.10      0.60%             $3.01
Hypothetical (5% return before expenses)        $1,000.00 $1,022.17      0.60%             $3.07
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 BEGINNING  ENDING      ANNUALIZED
                                                  ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                   VALUE    VALUE      BASED ON THE      DURING THE
                                                 07/01/07  12/31/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
SMALL CAP CORE EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $  980.10      1.25%             $6.22
Hypothetical (5% return before expenses)         $1,000.00 $1,018.92      1.25%             $6.35
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $  981.80      1.00%             $4.98
Hypothetical (5% return before expenses)         $1,000.00 $1,020.18      1.00%             $5.08
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,032.20      1.26%             $6.45
Hypothetical (5% return before expenses)         $1,000.00 $1,018.86      1.26%             $6.41
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,033.60      1.01%             $5.17
Hypothetical (5% return before expenses)         $1,000.00 $1,020.12      1.01%             $5.14
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries

         Diversification By Country

         As of December 31, 2007

Global Real Estate Securities Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                    United States................    34.5%
                    Hong Kong....................    18.4
                    Australia....................    12.1
                    Japan........................    10.8
                    France.......................     6.5
                    United Kingdom...............     5.9
                    Canada.......................     4.1
                    Singapore....................     2.5
                    Germany......................     2.0
                    Money Market Funds...........     1.0
                    Other assets less liabilities     2.2
                                                    -----
                    Total........................   100.0%
                                                    -----

International Equity Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Money Market Funds (including securities
               lending collateral)....................    30.1%
              United Kingdom..........................    20.1
              Japan...................................    20.0
              France..................................    10.0
              Germany.................................     9.3
              Switzerland.............................     6.7
              Australia...............................     6.3
              Netherlands.............................     5.2
              Spain...................................     4.4
              Italy...................................     4.0
              Hong Kong...............................     2.4
              Sweden..................................     2.3
              Finland.................................     1.8
              Belgium.................................     1.2
              Norway..................................     1.1
              Singapore...............................     1.1
              Greece..................................     0.8
              Ireland.................................     0.8
              Denmark.................................     0.7
              Austria.................................     0.6
              Luxembourg..............................     0.5
              Portugal................................     0.4
              New Zealand.............................     0.1
              Liabilities in excess of other assets...   (29.9)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification

         As of December 31, 2007

Large Cap Equity Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Oil & Gas...............................    11.8%
              Miscellaneous Manufacturing.............     7.6
              Telecommunications......................     7.5
              Pharmaceuticals.........................     7.1
              Retail..................................     6.8
              Diversified Financial Services..........     6.4
              Money Market Funds (including securities
               lending collateral)....................     6.3
              Insurance...............................     6.0
              Semiconductors..........................     5.3
              Computers...............................     4.8
              Cosmetics/Personal Care.................     4.0
              Healthcare..............................     3.3
              Machinery...............................     3.1
              Software................................     3.1
              Electric................................     2.8
              Chemicals...............................     2.7
              Beverages...............................     1.9
              Electronics.............................     1.9
              Electrical Components & Equipment.......     1.8
              Auto Parts & Equipment..................     1.7
              Banks...................................     1.7
              Food....................................     1.5
              Pipelines...............................     1.4
              Real Estate Investment Trusts...........     1.4
              Internet................................     1.3
              Aerospace/Defense.......................     1.0
              Liabilities in excess of other assets...    (4.2)
                                                         -----
              Total...................................   100.0%
                                                         -----

Large Cap Growth Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Retail..................................     8.6%
              Pharmaceuticals.........................     8.2
              Miscellaneous Manufacturing.............     8.1
              Computers...............................     8.0
              Oil & Gas...............................     7.6
              Semiconductors..........................     6.8
              Telecommunications......................     5.6
              Software................................     5.4
              Cosmetics/Personal Care.................     4.6
              Diversified Financial Services..........     4.0
              Chemicals...............................     3.6
              Healthcare..............................     3.6
              Electronics.............................     2.9
              Internet................................     2.7
              Biotechnology...........................     2.2
              Money Market Funds (including securities
               lending collateral)....................     2.2
              Insurance...............................     2.0
              Electrical Equipment & Components.......     1.9
              Beverages...............................     1.7
              Machinery...............................     1.6
              Auto Parts & Equipment..................     1.5
              Food....................................     1.5
              Electric................................     1.4
              Real Estate Investment Trusts...........     1.4
              Commercial Services.....................     1.2
              Pipelines...............................     1.1
              Aerospace/Defense.......................     1.0
              Agriculture.............................     1.0
              Liabilities in excess of other assets...    (1.4)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of December 31, 2007

Large Cap Value Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Oil & Gas...............................    20.0%
              Money Market Funds (including securities
               lending collateral)....................     9.5
              Banks...................................     8.7
              Telecommunications......................     7.3
              Healthcare..............................     6.9
              Diversified Financial Services..........     6.4
              Retail..................................     4.7
              Cosmetics/ Personal Care................     4.4
              Miscellaneous Manufacturing.............     4.0
              Pipelines...............................     3.9
              Iron/Steel..............................     3.7
              Chemicals...............................     3.6
              Food....................................     2.8
              Electrical Components & Equipment.......     2.7
              Home Furnishings........................     2.6
              Pharmaceuticals.........................     2.6
              Aerospace/Defense.......................     2.5
              Semiconductors..........................     2.5
              Computers...............................     1.9
              Machinery...............................     1.8
              Insurance...............................     1.6
              Electric................................     1.4
              Transportation..........................     1.4
              Engineering & Construction..............     1.1
              Media...................................     0.7
              Construction Materials..................     0.4
              Liabilities in excess of other assets...    (9.1)
                                                         -----
              Total...................................   100.0%
                                                         -----

Multi-Cap Equity Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Money Market Funds (including securities
               lending collateral)....................    14.8%
              Healthcare..............................     7.5
              Oil & Gas...............................     7.4
              Miscellaneous Manufacturing.............     7.2
              Pharmaceuticals.........................     6.4
              Semiconductors..........................     6.1
              Electric................................     5.5
              Beverages...............................     5.4
              Machinery...............................     4.3
              Software................................     4.3
              Banks...................................     4.1
              Engineering & Construction..............     3.9
              Electronics.............................     3.7
              Diversified Financial Services..........     3.1
              Commercial Services.....................     2.6
              Pipelines...............................     2.4
              Biotechnology...........................     2.2
              Food....................................     2.2
              Housewares..............................     2.2
              Telecommunications......................     2.2
              Aerospace/Defense.......................     2.1
              Home Builders...........................     2.1
              Insurance...............................     1.9
              Retail..................................     1.9
              Building Materials......................     1.8
              Hand/Machine Tools......................     1.7
              Internet................................     1.6
              Media...................................     1.5
              Real Estate Investment Trusts...........     1.4
              Liabilities in excess of other assets...   (13.5)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of December 31, 2007

S&P 500 Index Fund

                                                               % of
                                                            Net Assets
                                                            ----------
         Oil & Gas.........................................    12.1%
         Money Market Funds (including securities lending
          collateral)......................................     9.8
         Diversified Financial Services....................     6.6
         Telecommunications................................     6.1
         Pharmaceuticals...................................     5.7
         Banks.............................................     5.2
         Miscellaneous Manufacturing.......................     4.9
         Retail............................................     4.9
         Computers.........................................     4.8
         Healthcare........................................     4.7
         Insurance.........................................     4.4
         Software..........................................     4.0
         Electric..........................................     3.3
         Semiconductors....................................     2.7
         Media.............................................     2.6
         Beverages.........................................     2.4
         Aerospace/Defense.................................     2.3
         Internet..........................................     2.3
         Cosmetics/Personal Care...........................     2.2
         Chemicals.........................................     1.9
         Food..............................................     1.7
         Transportation....................................     1.7
         Agriculture.......................................     1.6
         Machinery.........................................     1.0
         Real Estate Investment Trusts.....................     0.9
         Biotechnology.....................................     0.8
         Mining............................................     0.8
         Commercial Services...............................     0.6
         Electronics.......................................     0.6
         Pipelines.........................................     0.5
         Apparel...........................................     0.4
         Auto Manufacturers................................     0.4
         Electrical Components & Equipment.................     0.4
         Household Products/Wares..........................     0.4
         Forest Products & Paper...........................     0.3
         Iron/Steel........................................     0.3
         Leisure Time......................................     0.3
         Lodging...........................................     0.3
         Advertising.......................................     0.2

                                                               % of
                                                            Net Assets
                                                            ----------
         Auto Parts & Equipment............................     0.2%
         Coal..............................................     0.2
         Engineering & Construction........................     0.2
         Environmental Control.............................     0.2
         Gas...............................................     0.2
         Office/Business Equipment.........................     0.2
         Savings & Loans...................................     0.2
         United States Treasury Bills......................     0.2
         Airlines..........................................     0.1
         Building Materials................................     0.1
         Distribution/Wholesale............................     0.1
         Entertainment.....................................     0.1
         Hand/Machine Tools................................     0.1
         Holding Companies--Diversified....................     0.1
         Home Builders.....................................     0.1
         Home Furnishings..................................     0.1
         Housewares........................................     0.1
         Metal Fabricate/Hardware..........................     0.1
         Packaging & Containers............................     0.1
         Toys/Games/Hobbies................................     0.1
         Liabilities in excess of other assets.............    (8.9)
                                                              -----
         Total.............................................   100.0%
                                                              -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of December 31, 2007

Small Cap Core Equity Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Money Market Funds (including securities
               lending collateral)....................    32.6%
              Commercial Services.....................    10.5
              Software................................    10.2
              Miscellaneous Manufacturing.............     6.6
              Banks...................................     6.2
              Diversified Financial Services..........     5.6
              Electronics.............................     5.5
              Healthcare..............................     5.4
              Oil & Gas...............................     4.6
              Real Estate Investment Trusts...........     3.8
              Retail..................................     3.8
              Food....................................     3.6
              Household Products/Wares................     3.5
              Machinery...............................     3.3
              Electric................................     3.2
              Energy..................................     2.9
              Housewares..............................     2.7
              Leisure Time............................     2.3
              Environmental Control...................     2.2
              Semiconductors..........................     2.2
              Computers...............................     2.1
              Insurance...............................     2.1
              Telecommunications......................     2.1
              Packaging & Containers..................     1.9
              Building Materials......................     1.6
              Storage/Warehousing.....................     1.0
              Liabilities in excess of other assets...   (31.5)
                                                         -----
              Total...................................   100.0%
                                                         -----

Small Cap Growth Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Money Market Funds (including securities
               lending collateral)....................    32.0%
              Commercial Services.....................    11.2
              Software................................     9.9
              Healthcare..............................     8.3
              Semiconductors..........................     6.7
              Oil & Gas...............................     6.2
              Telecommunications......................     5.4
              Biotechnology...........................     4.9
              Electronics.............................     4.7
              Retail..................................     4.4
              Internet................................     3.9
              Electric................................     2.8
              Distribution & Wholesale................     2.6
              Food....................................     2.1
              Leisure Time............................     2.0
              Advertising.............................     1.9
              Diversified Financial Services..........     1.9
              Insurance...............................     1.7
              Apparel.................................     1.5
              Environmental Control...................     1.5
              Manufacturing...........................     1.5
              Airlines................................     1.3
              Banks...................................     1.2
              Pharmaceuticals.........................     1.2
              Aerospace/Defense.......................     1.1
              Engineering & Construction..............     1.1
              Beverages...............................     1.0
              Machinery...............................     1.0
              Chemicals...............................     0.9
              Computers...............................     0.8
              Cosmetics/Personal Care.................     0.8
              Building Materials......................     0.6
              Coal....................................     0.5
              Entertainment...........................     0.5
              Real Estate Investment Trusts...........     0.5
              Lodging.................................     0.4
              Metal Fabricate/Hardware................     0.3
              Liabilities in excess of other assets...   (30.3)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Global Real Estate Securities Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks--96.8%
          Australia--12.1%
   62,880 CFS Gandel Retail Trust........................... $  128,604
  186,500 Goodman Group.....................................    793,735
  402,240 ING Industrial Fund...............................    891,192
   66,950 Mirvac Group......................................    349,887
   91,520 Stockland.........................................    671,744
  477,070 Valad Property Group..............................    537,196
  154,790 Westfield Group...................................  2,829,959
                                                             ----------
                                                              6,202,317
                                                             ----------
          Canada--4.1%
   35,340 Boardwalk Real Estate Investment Trust............  1,595,215
   15,290 Dundee Real Estate Investment Trust...............    522,396
                                                             ----------
                                                              2,117,611
                                                             ----------
          France--6.5%
    4,430 Gecina SA.........................................    695,007
   17,130 Klepierre.........................................    875,543
    8,120 Unibail-Rodamco...................................  1,779,341
                                                             ----------
                                                              3,349,891
                                                             ----------
          Germany--2.0%
   19,350 DIC Asset AG......................................    601,812
   13,450 IVG Immobilien AG.................................    443,945
                                                             ----------
                                                              1,045,757
                                                             ----------
          Hong Kong--18.4%
  706,000 China Resources Land Ltd..........................  1,537,095
1,356,000 Far East Consortium...............................    764,473
  331,000 Hang Lung Properties Ltd..........................  1,478,926
  106,000 Henderson Land Development Co., Ltd...............    984,436

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  395,000 Road King Infrastructure Ltd...................... $  693,381
1,350,000 Shenzhen Investment Ltd...........................    945,895
  134,000 Sino Land Co., Ltd................................    469,240
   93,000 Sun Hung Kai Properties Ltd.......................  1,953,331
  265,000 The Link REIT.....................................    570,569
                                                             ----------
                                                              9,397,346
                                                             ----------
          Japan--10.8%
       65 Japan Retail Fund Investment Corp.................    460,926
   86,000 Mitsubishi Estate Co., Ltd........................  2,048,945
   60,000 Mitsui Fudosan Co., Ltd...........................  1,293,987
       48 Mori Hills REIT Investment Corp...................    328,777
      299 NTT Urban Development Corp........................    478,678
   37,000 Sumitono Realty & Development Co., Ltd............    904,875
                                                             ----------
                                                              5,516,188
                                                             ----------
          Singapore--2.5%
  736,000 Ascott Group Ltd. (The)...........................    615,900
  131,000 CapitaLand Ltd....................................    563,615
   48,000 CapitaMall Trust..................................    113,812
                                                             ----------
                                                              1,293,327
                                                             ----------
          United Kingdom--5.9%
   61,500 Big Yellow Group PLC..............................    532,602
   21,510 British Land Co. PLC..............................    403,368
   60,880 Great Portland Estates PLC........................    567,253

See notes to financial statements.

         BNY Hamilton Global Real Estate Securities Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 25,600   Hammerson PLC..................................... $  521,728
 32,790   Land Securities Group PLC.........................    982,632
                                                             ----------
                                                              3,007,583
                                                             ----------
          United States--34.5%
  5,860   Alexandria Real Estate Equities, Inc..............    595,786
 10,600   AMB Property Corp.................................    610,136
  2,680   AvalonBay Communities, Inc........................    252,295
  7,480   Boston Properties, Inc............................    686,739
 12,340   BRE Properties, Inc...............................    500,140
 26,730   Brookfield Properties Corp........................    514,553
 11,550   Cousins Properties, Inc...........................    255,255
 10,790   Developers Diversified Realty Corp................    413,149
  4,190   Digital Realty Trust, Inc.........................    160,770
  8,040   Education Realty Trust, Inc.......................     90,370
  7,960   Essex Property Trust, Inc.........................    776,020
  8,680   Federal Realty Investments Trust..................    713,062
 23,260   General Growth Properties, Inc....................    957,847
 21,330   Health Care Property Investors, Inc...............    741,857
  6,780   Health Care REIT, Inc.............................    302,998
 12,220   Highwoods Properties, Inc.........................    359,024
 29,820   Host Hotels & Resorts, Inc........................    508,133
 26,620   Kimco Realty Corp.................................    968,968

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
  34,010  National Retail Properties, Inc................... $   795,154
  22,290  Nationwide Health Properties, Inc.................     699,237
  18,140  Prologis..........................................   1,149,713
   7,730  Public Storage, Inc...............................     567,459
   8,250  Regency Centers Corp..............................     532,043
  20,990  Simon Property Group, Inc.........................   1,823,191
   4,940  SL Green Realty Corp..............................     461,692
   8,370  Starwood Hotels & Resorts Worldwide, Inc..........     368,531
  15,740  Sunstone Hotel Investors, Inc.....................     287,885
  33,890  UDR, Inc..........................................     672,717
   9,990  Vornado Realty Trust..............................     878,621
                                                             -----------
                                                              17,643,345
                                                             -----------
          Total Common Stocks  (Costs $56,028,204)..........  49,573,365
                                                             -----------
          Money Market Fund--1.0%
 490,316  BNY Hamilton Money Fund
          (Institutional Shares), 4.95%(a) (Costs $490,316).     490,316
                                                             -----------
          Total Investments (Cost $56,518,520)(b)-- 97.8%...  50,063,681
          Other assets less liabilities--2.2%...............   1,128,018
                                                             -----------
          Net Assets--100.0%................................ $51,191,699
                                                             -----------

(a)Represents annualized 7 day yield at December 31, 2007.

See notes to financial statements.

         BNY Hamilton Global Real Estate Securities Fund

         December 31, 2007

(b)The cost for Federal income tax purposes is $57,175,956. At December 31, 2007 net unrealized depreciation was $7,112,275, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,220,301 and aggregate gross realized depreciation of $9,332,576.

                                                             % of Total
                       Industry                   US$ Value  Net Assets
                       --------                   ---------  ----------
        Real Estate Investment Trusts........... $32,911,746    64.3%
        Real Estate Operating Companies.........  15,599,707    30.5
        Commercial Services.....................     693,381     1.3
        Money Market Fund.......................     490,316     1.0
        Lodging.................................     368,531     0.7
        Other assets less liabilities...........   1,128,018     2.2
                                                 -----------   -----
        Net Assets.............................. $51,191,699   100.0%
                                                 -----------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks--99.8%
          Australia--6.3%
  36,450  Alumina, Ltd. ADR(a).............................. $   805,181
  40,450  Amcor Ltd. ADR....................................     981,689
  20,280  Australia & New Zealand Banking Group Ltd. ADR(a).   2,444,876
  74,199  BHP Ltd. ADR(a)...................................   5,196,898
  26,325  Boral Ltd. ADR....................................     565,845
 125,250  Coca-Cola Amatil Ltd. ADR(a)......................   2,085,137
  27,100  Commonwealth Bank of Australia ADR(a).............   4,218,871
  83,500  Computershare Ltd. ADR............................     724,371
 338,800  Foster's Group Ltd. ADR...........................   1,948,507
 205,200  Lend Lease Corp. Ltd. ADR.........................   3,117,029
  23,520  National Australia Bank Ltd. ADR..................   3,902,137
  42,447  Newcrest Mining Ltd. ADR(a).......................   1,225,869
  22,950  Santos Ltd. ADR(a)................................   1,143,599
  10,340  TABCORP Holdings Ltd. ADR.........................   1,341,878
  35,420  Telstra Corp. Ltd. ADR(a).........................     729,305
  23,520  Westpac Banking Corp. ADR.........................   2,865,912
  32,805  Woodside Petroleum Ltd. ADR.......................   1,451,451
                                                             -----------
                                                              34,748,555
                                                             -----------

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
          Austria--0.6%
  38,000  Erste Bank der Oesterreichischen Sparkassen ADR... $1,347,282
  74,500  Oest Elektrizats AG ADR...........................  1,043,045
   6,850  Telekom Austria AG ADR............................    381,173
  37,000  Wienerberger AG ADR(a)............................    410,371
                                                             ----------
                                                              3,181,871
                                                             ----------
          Belgium--1.2%
  15,600  Delhaize Group ADR(a).............................  1,350,960
 150,300  Fortis ADR(a).....................................  3,957,639
   7,700  Solvay SA ADR.....................................  1,077,372
                                                             ----------
                                                              6,385,971
                                                             ----------
          Denmark--0.7%
   2,700  D/S Torm A/S ADR(a)...............................     94,770
  39,000  Danske Bank A/S ADR(a)............................    763,741
  28,800  Novo Nordisk A/S ADR(a)...........................  1,867,968
  26,100  Vestas Wind Systems A/S ADR(a)....................    947,456
                                                             ----------
                                                              3,673,935
                                                             ----------
          Finland--1.8%
  88,800  Amer Sports Oyj ADR(a)............................  1,200,283
  27,200  Metso Corp. ADR...................................  1,484,532
 164,500  Nokia Corp. ADR...................................  6,315,155
  30,000  Stora Enso Oyj ADR(a).............................    449,142

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2007

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks (Continued)
  37,900  UPM-Kymmene Oyj ADR(a)............................ $   765,792
                                                             -----------
                                                              10,214,904
                                                             -----------
          France--10.0%
  31,800  Air France-KLM ADR................................   1,108,866
 134,700  Alcatel-Lucent ADR(a).............................     986,004
  87,600  AXA SA ADR(a).....................................   3,478,596
  93,600  BNP Paribas SA ADR................................   5,078,436
  18,206  Business Objects SA ADR(a)........................   1,108,745
  16,700  Dassault Systemes SA ADR(a).......................     981,292
  18,000  Essilor International SA ADR......................     574,367
  76,800  France Telecom SA ADR.............................   2,736,384
 173,000  Groupe Danone ADR(a)..............................   3,106,042
  34,424  Lafarge SA ADR(a).................................   1,566,513
  48,340  L'Air Liquide SA ADR..............................   1,438,816
 149,000  L'Oreal SA ADR....................................   4,268,909
  39,500  LVMH Moet Hennessy Louis Vuitton SA ADR(a)........     954,972
  16,800  PSA Peugeot Citroen ADR(a)........................   1,273,564
  28,600  Publicis Group ADR(a).............................   1,119,799
  92,400  Sanofi-Aventis ADR................................   4,206,972
 101,945  Societe Generale ADR(a)...........................   2,949,085
  32,600  Sodexho Alliance SA ADR(a)........................   2,001,842
  49,100  Suez SA ADR(a)....................................   3,343,111

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks (Continued)
  13,200  Technip SA ADR.................................... $ 1,051,801
  64,213  Thomson ADR.......................................     900,266
  88,124  Total SA ADR(a)...................................   7,279,042
  48,600  Valeo SA ADR(a)...................................   1,001,884
  28,500  Veolia Environnement ADR..........................   2,592,930
                                                             -----------
                                                              55,108,238
                                                             -----------
          Germany--9.3%
 235,000  Allianz AG ADR(a).................................   4,993,751
  16,000  Altana AG ADR.....................................     388,322
  23,400  BASF AG ADR(a)....................................   3,464,308
  35,100  Bayer AG ADR......................................   3,200,705
  43,300  Commerzbank AG ADR(a).............................   1,664,339
   9,400  Continental AG ADR................................   1,219,579
  42,900  DaimlerChrysler AG(a).............................   4,102,527
  26,023  Deutsche Bank AG(a)...............................   3,367,636
  72,100  Deutsche Lufthansa AG ADR(a)......................   1,917,477
 128,300  Deutsche Telekom AG ADR (a).......................   2,780,261
  81,927  E.On AG ADR.......................................   5,807,985
  21,900  Fresenius Medical Care AG & Co. ADR(a)............   1,155,225
  26,500  Henkel KGaA ADR(a)................................   1,485,847
  27,100  Hypo Real Estate Holding AG ADR...................   1,437,869
  34,800  Infineon Technologies AG ADR......................     405,072
   1,500  Puma AG Rudolf Dassler Sport ADR(a)...............     592,153
  21,800  RWE AG ADR........................................   3,074,127
  43,780  SAP AG ADR(a).....................................   2,234,969

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2007

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks (Continued)
  38,842  Siemens AG ADR.................................... $ 6,112,177
  46,000  Volkswagen AG ADR.................................   2,104,123
                                                             -----------
                                                              51,508,452
                                                             -----------
          Greece--0.8%
 121,900  Alpha Bank A.E. ADR(a)............................   1,109,448
  18,150  Coca Cola Hellenic Bottling Co. SA ADR(a).........     775,731
  36,600  Hellenic Telecommunications Organization SA ADR(a)     676,002
 116,500  National Bank of Greece SA ADR(a).................   1,606,535
                                                             -----------
                                                               4,167,716
                                                             -----------
          Hong Kong--2.4%
  92,000  Cheung Kong (Holdings) Ltd. ADR(a)................   1,701,384
 167,000  CLP Holdings Ltd. ADR.............................   1,140,476
  89,400  Hang Seng Bank Ltd. ADR...........................   1,844,778
   6,000  Hopewell Holdings ADR(a)..........................      27,701
  29,000  Hutchison Whampoa Ltd. ADR(a).....................   1,644,810
 139,000  Hysan Development Ltd. ADR........................     793,273
  38,200  MTR Corp. ADR.....................................   1,406,031
  32,200  Sino Land Co., Ltd. ADR(a)........................     571,946
  81,000  Sun Hung Kai Properties Ltd. ADR(a)...............   1,720,262

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks (Continued)
 105,000  Swire Pacific Ltd. ADR............................ $ 1,447,593
  94,500  Television Broadcasts Ltd. ADR(a).................   1,135,588
                                                             -----------
                                                              13,433,842
                                                             -----------
          Ireland--0.8%
  30,500  Allied Irish Banks PLC ADR(a).....................   1,401,170
  17,250  Bank of Ireland ADR(a)............................   1,042,590
  23,900  CRH PLC ADR(a)....................................     833,632
  83,670  Experian Group Ltd. ADR(a)........................     661,219
  11,600  Ryanair Holdings PLC ADR(a).......................     457,504
                                                             -----------
                                                               4,396,115
                                                             -----------
          Italy--4.0%
  44,000  Enel SpA ADR(a)...................................   2,616,636
  56,292  Eni SPA ADR(a)....................................   4,077,230
  48,300  Fiat SpA ADR......................................   1,249,922
 185,498  Intesa Sanpaolo - SpA ADR(a)......................   8,803,402
  32,500  Italcementi SpA ADR(a)............................     695,169
  19,300  Luxottica Group SpA ADR(a)........................     607,757
  34,600  Mediaset SpA ADR..................................   1,047,909
  45,650  Telecom Italia SpA................................
          ADR...............................................   1,072,775
  54,189  Telecom Italia SpA ADR(a).........................   1,671,189
                                                             -----------
                                                              21,841,989
                                                             -----------
          Japan--20.0%
  11,700  Advantest Corp. ADR(a)............................     330,642

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2007

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
  54,000  Aeon Co., Ltd. ADR(a)............................. $  791,764
 164,000  Aiful Corp. ADR...................................    732,539
   9,400  Ajinomoto Co., Inc. ADR(a)........................  1,069,454
 160,000  All Nippon Airways Co., Ltd. ADR(a)...............  1,183,008
  43,500  Alps Electric Co. Ltd. ADR........................  1,128,434
  24,500  Amada Co., Ltd. ADR(a)............................    861,442
  83,000  Asahi Glass Co., Ltd. ADR(a)......................  1,113,702
  14,600  Asahi Kasei Corp. ADR(a)..........................    972,331
  17,600  Bank of Yokohama Ltd. (The) ADR...................  1,235,143
  28,500  Bridgestone Corp. ADR.............................  1,014,332
  44,500  Canon, Inc. ADR...................................  2,039,435
   5,900  Casio Computer Co., Ltd. ADR(a)...................    686,040
  72,000  Dai Nippon Print ADR..............................  1,058,911
   5,300  Daiwa House Industry Co., Ltd. ADR................    684,590
   9,900  Daiwa Securities Group, Inc. ADR(a)...............    900,362
   6,750  Denso Corp. ADR(a)................................  1,106,924
  17,700  Ebara Corp. ADR...................................    605,237
  39,000  Eisai Co., Ltd. ADR...............................  1,536,050
  29,000  FujiFilm Holdings Corp. ADR(a)....................  1,209,010
  26,000  Fujitsu Ltd. ADR(a)...............................    876,247
  18,300  Hitachi Ltd. ADR..................................  1,338,463

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
  77,600  Honda Motor Co., Ltd. ADR......................... $2,571,664
  13,000  Itochu Corp. ADR(a)...............................  1,270,733
 160,200  Japan Airlines Corp. ADR(a).......................  1,828,363
  18,000  Kajima Corp. ADR..................................    588,103
   3,700  Kao Corp. ADR.....................................  1,112,832
  54,000  Kawasaki Heavy Industries, Ltd. ADR...............    639,986
  80,000  Kirin Brewery Co., Ltd. ADR.......................  1,175,136
  49,600  Kobe Steel Ltd. ADR...............................    808,058
  13,250  Komatsu Ltd. ADR(a)...............................  1,442,241
  20,800  Kubota Corp. ADR..................................    698,880
  10,200  Kyocera Corp. ADR.................................    889,644
   6,700  Marubeni Corp. ADR................................    475,594
  32,500  Marui Co., Ltd. ADR...............................    641,768
  63,500  Matsui Securities Co., Ltd. ADR(a)................  1,006,087
  82,000  Matsushita Electric Industrial Co., Ltd. ADR......  1,676,080
   7,600  Matsushita Electric Works Ltd. ADR(a).............    841,534
  18,400  Meiji Seika Kaisha Ltd. ADR(a)....................    782,348
  38,500  Millea Holdings, Inc. ADR.........................  1,299,244
  35,000  Mitsubishi Corp. ADR(a)...........................  1,917,381
  12,400  Mitsubishi Electric Corp. ADR.....................  1,296,442
   6,200  Mitsubishi Estate Co., Ltd. ADR(a)................  1,495,681

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2007

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
 390,868  Mitsubishi UFJ Financial ADR(a)................... $3,646,798
   3,500  Mitsui & Co. Ltd. ADR.............................  1,491,875
  10,900  Mitsui Sumitomo Insurance Co., Ltd. ADR...........  1,061,559
 209,000  NEC Corp. ADR.....................................    963,469
  60,000  Nidec Corp. ADR...................................  1,090,800
  86,500  Nikko Cordial Corp. ADR...........................  1,286,869
  31,200  Nintendo Co., Ltd. ADR............................  2,335,498
  16,200  Nippon Shokubai Co., Ltd. ADR.....................    779,439
  23,400  Nippon Steel Corp. ADR(a).........................  1,449,474
  70,000  Nippon Telegraph & Telephone Corp. ADR............  1,726,200
 120,000  Nippon Yusen KK ADR...............................  1,907,712
  54,500  Nissan Motor Co., Ltd. ADR(a).....................  1,183,740
  12,350  Nisshin Steel Co., Ltd. ADR.......................    868,916
   2,000  Nitto Denko Corp. ADR(a)..........................  1,059,840
  98,000  Nomura Holdings, Inc. ADR.........................  1,641,500
   9,400  NSK Ltd. ADR(a)...................................    981,103
  92,300  NTT DoCoMo, Inc. ADR(a)...........................  1,513,720
  22,300  Oji Paper Co. Ltd. ADR............................  1,095,887
  88,000  Olympus Corp. ADR(a)..............................  3,639,258
  34,000  Omron Corp. ADR...................................    811,080

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
   8,000  Orix Corp. ADR.................................... $  678,320
  28,963  QP Corp. ADR(a)...................................    603,551
  11,000  Ricoh Co. Ltd. ADR................................  1,003,750
  12,000  Secom Co., Ltd. ADR...............................  1,312,627
 160,000  Sega Sammy Holdings, Inc. ADR(a)..................    498,768
  63,000  Sharp Corp. ADR(a)................................  1,133,509
  76,500  Shinsei Bank Ltd. ADR.............................    558,779
  50,000  Shiseido Co., Ltd. ADR............................  1,183,815
   9,800  Shizuoka Bank Ltd. (The) ADR......................  1,076,364
  47,200  Sony Corp. ADR....................................  2,562,960
  38,000  Sumitomo Corp. ADR................................    539,820
   6,800  Sumitomo Electric Industries Ltd. ADR(a)..........  1,081,645
  25,900  Sumitomo Metal Industries Ltd. ADR(a).............  1,203,249
 315,000  Sumitomo Mitsui Financial Group, Inc. ADR.........  2,360,075
 133,000  Sumitomo Trust and Banking Co. Ltd. (The) ADR(a)..    890,515
   7,100  Suruga Bank Ltd. ADR..............................    774,095
  24,800  Taiheiyo Cement Corp. ADR(a)......................    592,722
  24,400  Taisei Corp. ADR(a)...............................    659,608
  11,000  TDK Corp. ADR(a)..................................    815,760
  21,000  Teijin Ltd. ADR(a)................................    900,417
  10,400  Tokyu Land Corp. ADR..............................    895,565
  18,600  Toppan Printing Co., Ltd. ADR.....................    914,891
  12,500  Toray Industries, Inc. ADR........................    979,054
   4,600  TOTO Ltd. ADR.....................................    365,233

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2007

Number of
 Shares                                                       US$ Value
---------                                                    ------------
          Common Stocks (Continued)
  5,200   Toyo Suisan Kaisha Ltd. ADR....................... $    944,904
 59,650   Toyota Motor Corp. ADR(a).........................    6,333,041
 27,000   Trend Micro, Inc. ADR(a)..........................      966,746
 10,500   Yamazaki Baking Co., Ltd. ADR.....................    1,028,242
                                                             ------------
                                                              110,324,621
                                                             ------------
          Luxembourg--0.5%
 36,524   Arcelormittal NY Registered ADR(a)................    2,825,132
                                                             ------------
          Netherlands--5.2%
 80,900   Aegon NV ADR......................................    1,418,177
 10,000   Akzo Nobel NV ADR(a)..............................      801,059
 40,300   European Aeronautic Defence & Space Co. NV ADR(a).    1,286,239
 32,650   Heineken NV ADR...................................    1,055,444
 86,100   ING Groep NV ADR..................................    3,350,151
 33,700   James Hardie Industries NV ADR(a).................      948,992
 49,680   Koninklijke Ahold NV ADR(a).......................      692,211
 16,000   Koninklijke DSM NV ADR............................      189,072
 75,400   Koninklijke (Royal) KPN NV ADR(a).................    1,368,510
 44,200   Koninklijke (Royal) Philips Electronics NV ADR....    1,889,550
 75,827   Royal Dutch Shell PLC ADR, Class A................    6,384,633

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks (Continued)
  55,688  Royal Dutch Shell PLC ADR, Class B................ $ 4,622,104
  29,500  TNT NV ADR(a).....................................   1,218,439
  72,100  Unilever NV ADR...................................   2,628,766
  28,900  Wolters Kluwer NV ADR.............................     949,853
                                                             -----------
                                                              28,803,200
                                                             -----------
          New Zealand--0.1%
  44,693  Telecom Corp. of New Zealand Ltd. ADR.............     742,351
                                                             -----------
          Norway--1.1%
   4,400  DnB Nor Bank ASA ADR(a)...........................     672,578
  43,500  Norsk Hydro ASA ADR...............................     621,676
  49,900  Orkla ASA ADR.....................................     967,242
  73,505  Statoil ASA ADR(a)................................   2,243,373
   9,400  Telenor ASA ADR(a)................................     673,859
 127,900  Tomra Systems ASA ADR.............................     906,862
                                                             -----------
                                                               6,085,590
                                                             -----------
          Portugal--0.4%
  21,840  Energias de Portugal SA ADR.......................   1,427,325
  39,300  Portugal Telecom, SGPS SA ADR(a)..................     511,686
   5,535  PT Multimedia-Servicos de Telecomunicacoes e
          Multimedia, SGPS, SA ADR(a).......................      77,283
                                                             -----------
                                                               2,016,294
                                                             -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2007

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks (Continued)
          Singapore--1.1%
 108,500  CapitaLand Ltd. ADR(a)............................ $   945,219
  83,000  City Developments Ltd. ADR........................     818,787
  16,500  DBS Group Holdings Ltd. ADR.......................     949,113
  42,500  Keppel Corp. Ltd. ADR(a)..........................     767,656
  83,750  Neptune Orient Lines Ltd. ADR(a)..................     909,969
  32,935  Singapore Telecommunications Ltd. ADR(a)..........     915,211
  33,500  United Overseas Bank Ltd. ADR.....................     926,255
                                                             -----------
                                                               6,232,210
                                                             -----------
          Spain--4.4%
 177,100  Banco Bilbao Vizcaya Argentaria SA ADR............   4,294,675
 374,200  Banco Santander Central Hispano SA ADR(a).........   8,060,269
  61,450  Iberdrola SA ADR..................................   3,737,475
  49,800  Repsol YPF SA ADR(a)..............................   1,774,374
  62,875  Telefonica SA ADR(a)..............................   6,135,971
                                                             -----------
                                                              24,002,764
                                                             -----------
          Sweden--2.3%
  71,100  AB SKF ADR(a).....................................   1,204,584
 110,400  Atlas Copco AB ADR................................   1,648,350
  87,400  Atlas Copco AB ADR(a).............................   1,193,377
  27,250  Electrolux AB ADR(a)..............................     914,911
  49,250  Husqvarna AB ADR(a)...............................   1,169,678

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks (Continued)
  75,200  Sandvik AB ADR(a)................................. $ 1,294,403
  61,400  Svenska Cellulosa AB (SCA) ADR....................   1,087,744
  79,440  Telefonaktiebolaget LM Ericsson ADR...............   1,854,924
 125,800  Volvo AB ADR......................................   2,111,843
                                                             -----------
                                                              12,479,814
                                                             -----------
          Switzerland--6.7%
 121,400  ABB Ltd. ADR......................................   3,496,320
  27,880  Ciba Specialty Chemicals AG ADR...................     646,426
  53,840  Credit Suisse Group ADR(a)........................   3,235,784
  67,368  Nestle SA ADR.....................................   7,735,585
 104,140  Novartis AG ADR...................................   5,655,843
  62,920  Roche Holding ADR.................................   5,435,300
  22,844  Swiss Reinsurance Co. ADR.........................   1,623,283
  17,900  Swisscom AG ADR...................................     698,830
  32,400  Syngenta AG ADR(a)................................   1,641,384
  96,130  UBS AG............................................   4,421,980
  78,200  Zurich Financial Services AG ADR(a)...............   2,296,648
                                                             -----------
                                                              36,887,383
                                                             -----------
          United Kingdom--20.1%
 109,516  Anglo American PLC ADR(a).........................   3,326,001
  58,969  AstraZeneca PLC ADR(a)............................   2,525,053
  47,425  BAE Systems PLC ADR...............................   1,880,534
  88,325  Barclays PLC ADR(a)...............................   3,565,680
  27,800  BG Group PLC ADR..................................   3,181,980
  47,250  BHP Billiton PLC ADR(a)...........................   2,896,425

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2007

Number of
 Shares                                                       US$ Value
---------                                                    -----------
          Common Stocks (Continued)
 131,196  BP PLC ADR........................................ $ 9,599,610
  14,300  British Airways PLC ADR(a)........................     881,724
  37,000  British American Tobacco PLC ADR(a)...............   2,906,720
  62,100  British Land Co. PLC ADR(a).......................   1,168,176
  20,300  British Sky Broadcasting Group PLC ADR(a).........     993,076
  39,520  BT Group PLC ADR..................................   2,130,918
  26,904  Cadbury Schweppes PLC ADR(a)......................   1,328,250
  21,558  Centrica PLC ADR..................................   1,539,519
 174,200  Compass Group PLC ADR.............................   1,069,762
  29,795  Diageo PLC ADR....................................   2,557,305
  58,960  Friends Provident PLC ADR.........................   1,917,762
 112,151  GlaxoSmithKline PLC ADR...........................   5,651,289
 196,100  HBOS PLC ADR(a)...................................   2,869,119
 126,600  HSBC Holdings PLC ADR(a)..........................  10,597,687
  16,700  Imperial Tobacco Group PLC ADR....................   1,791,576
  38,270  Intercontinental Hotels Group PLC ADR.............     665,898
  11,920  International Power PLC ADR(a)....................   1,076,065
 144,010  Invensys PLC ADR(a)...............................     650,738
  15,475  J Sainsbury PLC ADR...............................     523,987
  14,600  Johnson Matthey PLC ADR(a)........................   1,093,343
 111,626  Kingfisher PLC ADR(a).............................     647,051

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
 140,611  Ladbrokes PLC ADR(a).............................. $  904,776
 111,900  Legal & General Group PLC ADR.....................  1,454,543
  73,525  Lloyds TSB Group PLC ADR(a).......................  2,768,216
  15,250  Marks & Spencer Group PLC ADR.....................  1,019,986
  25,928  National Grid PLC ADR(a)..........................  2,163,692
  40,800  Pearson PLC ADR...................................    590,784
  71,650  Prudential Corp. PLC ADR(a).......................  2,052,056
  23,125  Reed Elsevier PLC ADR.............................  1,246,438
  54,500  Rentokil Initial PLC ADR..........................    655,809
   9,200  Reuters Group PLC ADR.............................    700,856
  18,160  Rexam PLC ADR(a)..................................    756,426
  11,000  Rio Tinto PLC ADR(a)..............................  4,618,900
  25,360  Rolls-Royce Group PLC ADR(a)......................  1,378,151
  50,200  SABMiller PLC ADR(a)..............................  1,414,987
  48,200  Scottish & Southern Energy PLC ADR(a).............  1,571,614
  38,990  Signet Group PLC ADR(a)...........................    549,759
  12,300  Smith & Nephew PLC ADR(a).........................    706,266
  18,150  Tate & Lyle PLC ADR...............................    643,105
 114,668  Tesco PLC ADR(a)..................................  3,268,095
  40,425  Tomkins PLC ADR...................................    563,929
  25,600  Trinity Mirror PLC ADR............................    355,187

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2007

Number of
 Shares                                                       US$ Value
---------                                                    ------------
          Common Stocks (Continued)
  61,020  Unilever PLC ADR(a)............................... $  2,283,368
  33,100  United Utilities PLC ADR(a).......................      996,240
 210,623  Vodafone Group PLC ADR............................    7,860,451
  42,100  Wolseley PLC ADR(a)...............................      621,830
   9,640  WPP Group PLC ADR(a)..............................      619,756
                                                             ------------
                                                              110,800,468
                                                             ------------
          Total Common Stocks (Costs $409,341,087)..........  549,861,415
                                                             ------------

 Number of
  Shares                                                         US$ Value
-----------                                                    -------------
            Investment of Cash Collateral for Securities Loaned--30.1%
            Money Market Fund--30.1%
165,909,926 BNY Institutional Cash Reserve Fund,
            5.02%(b) (Cost $165,909,926)(c)................... $ 165,909,926
                                                               -------------
            Total Investments (Cost $575,251,013)(d)--129.9%..   715,771,341
            Liabilities in excess of other assets--(29.9%)....  (164,756,841)
                                                               -------------
            Net Assets--100.0%................................ $ 551,014,500
                                                               -------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at December 31, 2007.
(b)Interest rate shown reflects the yield as of December 31, 2007.
(c)At December 31, 2007, the total market value of the Fund's securities on loan was $160,754,802 and the total value of the collateral held by the Fund was $165,909,926.
(d)The cost of investments for Federal income tax purposes is $576,169,074. At December 31, 2007, net unrealized appreciation was $139,602,267 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $162,092,482 and aggregate gross unrealized depreciation of $22,490,215.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         December 31, 2007

                                                             % of
                                                            Total
                                               US$ Value  Net Assets
                                              ----------- ----------
            Advertising...................... $ 1,119,799     0.2%
            Aerospace/Defense................   4,544,924     0.8
            Agriculture......................   4,698,296     0.9
            Airlines.........................   7,376,942     1.3
            Apparel..........................     592,153     0.1
            Auto Manufacturers...............  18,818,581     3.4
            Auto Parts & Equipment...........   4,342,719     0.8
            Banks............................  95,051,107    17.3
            Beverages........................  11,012,247     2.0
            Building Materials...............   7,568,480     1.4
            Chemicals........................  16,752,417     3.0
            Commercial Services..............   4,603,457     0.8
            Computers........................   2,416,378     0.4
            Cosmetics/Personal Care..........   6,565,556     1.2
            Distribution/Wholesale...........   6,317,233     1.1
            Diversified Financial Services...  12,897,354     2.3
            Electric.........................  27,001,551     4.9
            Electrical Components & Equipment   5,536,099     1.0
            Electronics......................   7,103,619     1.3
            Energy--Alternate Sources........     947,456     0.2
            Engineering & Construction.......   4,744,031     0.9
            Entertainment....................   2,246,654     0.4
            Environmental Control............     906,862     0.2
            Food.............................  28,956,111     5.3
            Food Service.....................   3,071,604     0.6
            Forest Products & Paper..........   3,398,565     0.6
            Gas..............................   1,539,519     0.3
            Hand/Machine Tools...............   1,294,403     0.2
            Healthcare--Products.............   1,888,390     0.3
            Healthcare--Services.............   1,155,225     0.2
            Holding Companies--Diversified...   4,815,031     0.9
            Home Builders....................     684,590     0.1
            Home Furnishings.................   6,054,217     1.1
            Lodging..........................     665,898     0.1
            Household Products/Wares.........   2,655,525     0.5
            Housewares.......................     365,233     0.1
            Insurance........................  24,945,770     4.5
            Internet.........................   1,972,833     0.4
            Iron/Steel.......................   7,154,829     1.3
            Leisure Time.....................   1,699,051     0.3
            Machinery--Construction & Mining.   4,283,968     0.8

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification (Continued)

         December 31, 2007

                                                                % of
                                                               Total
                                                US$ Value    Net Assets
                                              -------------  ----------
        Machinery--Diversified............... $   5,761,934      1.0%
        Media................................     7,716,730      1.4
        Metal Fabricate/Hardware.............     2,807,363      0.5
        Mining...............................    18,069,274      3.3
        Miscellaneous Manufacturing..........    12,815,098      2.2
        Money Market Fund....................   165,909,926     30.1
        Office/Business Equipment............     3,043,185      0.6
        Oil & Gas............................    41,757,396      7.6
        Oil & Gas Services...................     1,051,801      0.2
        Packaging & Containers...............     1,738,115      0.3
        Pharmaceuticals......................    26,878,475      4.9
        Real Estate..........................    12,086,847      2.2
        Real Estate Investment Trusts........     1,168,176      0.2
        Retail...............................     3,650,328      0.7
        Semiconductors.......................       405,072      0.1
        Software.............................     4,325,006      0.8
        Telecommunications...................    43,480,878      7.9
        Textiles.............................     1,879,471      0.3
        Toys/Games/Hobbies...................     2,335,498      0.4
        Transportation.......................     5,536,921      1.0
        Water................................     3,589,170      0.7
                                              -------------    -----
        Total value of investments...........   715,771,341    129.9
        Liabilities in excess of other assets  (164,756,841)   (29.9)
                                              -------------    -----
        Net Assets........................... $ 551,014,500    100.0%
                                              -------------    -----

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks--97.9%
          Aerospace/Defense--1.0%
  56,000  United Technologies Corp.......................... $ 4,286,240
                                                             -----------
          Auto Parts & Equipment--1.7%
 205,650  Johnson Controls, Inc.............................   7,411,626
                                                             -----------
          Banks--1.7%
 108,000  Bank of America Corp..............................   4,456,080
  70,000  Wachovia Corp.(a).................................   2,662,100
                                                             -----------
                                                               7,118,180
                                                             -----------
          Beverages--1.9%
 110,000  PepsiCo, Inc......................................   8,349,000
                                                             -----------
          Chemicals--2.7%
  57,500  Air Products and Chemicals, Inc...................   5,671,225
  87,000  PPG Industries, Inc.(a)...........................   6,110,010
                                                             -----------
                                                              11,781,235
                                                             -----------
          Computers--4.8%
  59,300  Apple, Inc.*......................................  11,746,144
 115,650  Dell, Inc.*.......................................   2,834,582
 243,150  Seagate Technology(a).............................   6,200,325
                                                             -----------
                                                              20,781,051
                                                             -----------
          Cosmetics/Personal Care--4.0%
 168,000  Avon Products, Inc................................   6,641,040
  65,000  Colgate-Palmolive Co..............................   5,067,400
  74,375  Procter & Gamble Co...............................   5,460,613
                                                             -----------
                                                              17,169,053
                                                             -----------
          Diversified Financial Services--6.4%
  48,000  AllianceBernstein Holding LP......................   3,612,000
  94,500  American Express Co...............................   4,915,890

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
 192,000  Charles Schwab Corp. (The)........................ $ 4,905,600
  55,000  CIT Group, Inc....................................   1,321,650
 152,000  JP Morgan Chase & Co..............................   6,634,799
  51,000  Merrill Lynch & Co., Inc..........................   2,737,680
  65,000  Morgan Stanley....................................   3,452,150
                                                             -----------
                                                              27,579,769
                                                             -----------
          Electric--2.8%
  80,000  Allegheny Energy, Inc.(a).........................   5,088,800
  37,750  Edison International..............................   2,014,718
  50,700  Public Service Enterprise Group, Inc..............   4,980,768
                                                             -----------
                                                              12,084,286
                                                             -----------
          Electrical Components & Equipment--1.8%
 133,000  Emerson Electric Co...............................   7,535,780
                                                             -----------
          Electronics--1.9%
 317,150  LG. Philips LCD Co. Ltd. ADR (South Korea)*(a)....   8,239,557
                                                             -----------
          Food--1.5%
 184,000  Safeway, Inc......................................   6,294,640
                                                             -----------
          Healthcare--Products--2.0%
  96,500  Johnson & Johnson.................................   6,436,550
  43,250  Medtronic, Inc....................................   2,174,178
                                                             -----------
                                                               8,610,728
                                                             -----------
          Healthcare--Services--1.3%
  65,500  WellPoint, Inc.*..................................   5,746,315
                                                             -----------
          Insurance--6.0%
  89,000  AFLAC, Inc........................................   5,574,070
  80,000  Allstate Corp. (The)..............................   4,178,400

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
  65,000  American International Group, Inc................. $ 3,789,500
  55,000  Hartford Financial Services Group, Inc............   4,795,450
  75,000  Lincoln National Corp.............................   4,366,500
  56,500  Travelers Cos., Inc. (The)........................   3,039,700
                                                             -----------
                                                              25,743,620
                                                             -----------
          Internet--1.3%
   8,200  Google, Inc., Class A*............................   5,670,136
                                                             -----------
          Machinery--Construction & Mining--1.5%
  88,000  Caterpillar, Inc..................................   6,385,280
                                                             -----------
          Machinery--Diversified--1.6%
  72,150  Deere & Co........................................   6,718,608
                                                             -----------
          Miscellaneous Manufacturing--7.6%
  47,500  Eaton Corp........................................   4,605,125
 273,000  General Electric Co...............................  10,120,109
 130,000  Honeywell International, Inc.(a)..................   8,004,100
 136,000  Textron, Inc......................................   9,696,800
                                                             -----------
                                                              32,426,134
                                                             -----------
          Oil & Gas--9.2%
  87,350  BP PLC ADR (Britain)..............................   6,391,400
  60,000  Chevron Corp......................................   5,599,800
  56,350  ConocoPhillips....................................   4,975,705
 106,800  Exxon Mobil Corp..................................  10,006,091
  95,100  Marathon Oil Corp.(a).............................   5,787,786
 119,000  Southwestern Energy Co.*..........................   6,630,680
                                                             -----------
                                                              39,391,462
                                                             -----------

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Oil & Gas Services--2.6%
 178,200  BJ Services Co.................................... $ 4,323,132
  68,650  Schlumberger Ltd..................................   6,753,101
                                                             -----------
                                                              11,076,233
                                                             -----------
          Pharmaceuticals--7.1%
  81,920  Abbott Laboratories...............................   4,599,808
 250,000  Bristol-Myers Squibb Co...........................   6,630,000
 104,500  Gilead Sciences, Inc.*............................   4,808,045
  36,000  Merck & Co., Inc..................................   2,091,960
 215,500  Schering-Plough Corp..............................   5,740,920
 141,500  Teva Pharmaceutical Industries Ltd. ADR (Israel)..   6,576,920
                                                             -----------
                                                              30,447,653
                                                             -----------
          Pipelines--1.4%
 162,000  Williams Cos., Inc. (The).........................   5,796,360
                                                             -----------
          Real Estate Investment Trusts--1.4%
 156,770  Digital Realty Trust, Inc.........................   6,015,265
                                                             -----------
          Retail--6.8%
 134,150  Kohl's Corp.*.....................................   6,144,070
 138,750  PetSmart, Inc.(a).................................   3,264,788
 195,000  Sonic Corp.*(a)...................................   4,270,500
 124,500  Target Corp.......................................   6,224,999
 209,700  Urban Outfitters, Inc.*(a)........................   5,716,422
  70,000  Wal-Mart Stores, Inc..............................   3,327,100
                                                             -----------
                                                              28,947,879
                                                             -----------
          Semiconductors--5.3%
 395,700  Intel Corp........................................  10,549,362
  69,850  MEMC Electronic Materials, Inc.*..................   6,181,027

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    ------------
          Common Stocks (Continued)
  265,000 National Semiconductor Corp....................... $  5,999,600
                                                             ------------
                                                               22,729,989
                                                             ------------
          Software--3.1%
  300,200 Microsoft Corp....................................   10,687,120
  109,000 Oracle Corp.*.....................................    2,461,220
                                                             ------------
                                                               13,148,340
                                                             ------------
          Telecommunications--7.5%
  178,500 AT&T, Inc.........................................    7,418,460
  116,100 Cisco Systems, Inc.*..............................    3,142,827
  379,650 Corning, Inc......................................    9,107,804
  284,500 Foundry Networks, Inc.*(a)........................    4,984,440
  171,000 Verizon Communications, Inc.......................    7,470,990
                                                             ------------
                                                               32,124,521
                                                             ------------
          Total Common Stocks (Cost $332,943,465)...........  419,608,940
                                                             ------------
          Money Market Fund--1.2%
5,010,828 BNY Hamilton Money Fund (Institutional Shares),
          4.95%(b) (Cost $5,010,828)........................    5,010,828
                                                             ------------

Number of
 Shares                                                           Value
----------                                                    ------------
           Investment of Cash Collateral for Securities Loaned--5.1%
           Money Market Fund--5.1%
21,979,234 BNY Institutional Cash Reserve Fund,
           5.02%(c) (Cost $21,979,234)(d).................... $ 21,979,234
                                                              ------------
           Total Investments (Cost $359,933,527)(e)--104.2%..  446,599,002
           Liabilities in excess of other assets--(4.2%).....  (18,206,039)
                                                              ------------
           Net Assets--100.0%................................ $428,392,963
                                                              ------------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at December 31, 2007.
(b)Represents annualized 7 day yield at December 31, 2007.
(c)Interest rate shown reflects the yield as of December 31, 2007.
(d)At December 31, 2007, the total market value of the Fund's securities on loan was $21,211,211 and the total value of the collateral held by the Fund was $21,979,234.
(e)The cost of investments for Federal income tax purposes is $360,084,446. At December 31, 2007, net unrealized appreciation was $86,514,556 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $97,534,928 and aggregate gross unrealized depreciation of $11,020,372.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks--99.2%
          Aerospace/Defense--1.0%
 18,750   United Technologies Corp.......................... $ 1,435,125
                                                             -----------
          Agriculture--1.0%
 18,700   Altria Group, Inc.................................   1,413,346
                                                             -----------
          Auto Parts & Equipment--1.5%
 59,350   Johnson Controls, Inc.............................   2,138,974
                                                             -----------
          Beverages--1.7%
 32,200   PepsiCo, Inc......................................   2,443,980
                                                             -----------
          Biotechnology--2.2%
 36,150   Celgene Corp.*....................................   1,670,491
 23,050   Genentech, Inc.*..................................   1,545,964
                                                             -----------
                                                               3,216,455
                                                             -----------
          Chemicals--3.6%
 23,950   Monsanto Co.......................................   2,674,975
 27,950   Praxair, Inc......................................   2,479,445
                                                             -----------
                                                               5,154,420
                                                             -----------
          Commercial Services--1.2%
 40,900   Pharmaceutical Product Development, Inc...........   1,651,133
                                                             -----------
          Computers--8.0%
 30,750   Apple, Inc.*......................................   6,090,960
 69,600   Dell, Inc.*.......................................   1,705,896
 31,200   Hewlett-Packard Co................................   1,574,976
 78,500   Seagate Technology (Cayman Islands)...............   2,001,750
                                                             -----------
                                                              11,373,582
                                                             -----------
          Cosmetics/Personal Care--4.6%
 73,550   Avon Products, Inc................................   2,907,432
 26,450   Colgate-Palmolive Co..............................   2,062,042

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 21,800   Procter & Gamble Co............................... $1,600,556
                                                             ----------
                                                              6,570,030
                                                             ----------
          Diversified Financial Services--4.0%
 15,750   AllianceBernstein Holding LP......................  1,185,188
 27,850   Ameriprise Financial, Inc.........................  1,534,814
 83,900   Charles Schwab Corp. (The)........................  2,143,644
 37,000   CIT Group, Inc....................................    889,110
                                                             ----------
                                                              5,752,756
                                                             ----------
          Electric--1.4%
 31,900   Allegheny Energy, Inc.............................  2,029,159
                                                             ----------
          Electrical Components & Equipment--1.9%
 46,650   Emerson Electric Co...............................  2,643,189
                                                             ----------
          Electronics--2.9%
 96,000   LG. Philips LCD Co., Ltd (South Korea) ADR*(a)....  2,494,080
 28,500   Thermo Fisher Scientific, Inc.*...................  1,643,880
                                                             ----------
                                                              4,137,960
                                                             ----------
          Food--1.5%
 62,000   Safeway, Inc......................................  2,121,020
                                                             ----------
          Healthcare--Products--1.8%
 21,700   Johnson & Johnson.................................  1,447,390
 22,000   Medtronic, Inc....................................  1,105,940
                                                             ----------
                                                              2,553,330
                                                             ----------
          Healthcare--Services--1.8%
 29,000   WellPoint, Inc.*..................................  2,544,170
                                                             ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Insurance--2.0%
 29,000   AFLAC, Inc........................................ $ 1,816,270
 18,969   American International Group, Inc.................   1,105,893
                                                             -----------
                                                               2,922,163
                                                             -----------
          Internet--2.7%
  5,475   Google, Inc., Class A*............................   3,785,853
                                                             -----------
          Machinery--Construction & Mining--1.6%
 32,000   Caterpillar, Inc..................................   2,321,920
                                                             -----------
          Miscellaneous Manufacturing--8.1%
 29,500   Danaher Corp......................................   2,588,330
 16,000   Eaton Corp........................................   1,551,200
 36,500   General Electric Co...............................   1,353,055
 31,600   Honeywell International, Inc......................   1,945,612
 26,350   Illinois Tool Works, Inc..........................   1,410,779
 38,700   Textron, Inc......................................   2,759,310
                                                             -----------
                                                              11,608,286
                                                             -----------
          Oil & Gas--2.8%
 24,200   ConocoPhillips....................................   2,136,860
 33,500   Southwestern Energy Co.*..........................   1,866,620
                                                             -----------
                                                               4,003,480
                                                             -----------
          Oil & Gas Services--4.8%
 46,000   BJ Services Co....................................   1,115,960
 19,400   National Oilwell Varco, Inc.*.....................   1,425,124
 15,000   Schlumberger Ltd..................................   1,475,550
 14,280   Smith International, Inc..........................   1,054,578

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
  26,000  Weatherford International Ltd.*................... $ 1,783,600
                                                             -----------
                                                               6,854,812
                                                             -----------
          Pharmaceuticals--8.2%
  38,850  Abbott Laboratories...............................   2,181,428
  49,150  Bristol-Myers Squibb Co...........................   1,303,458
  57,500  Gilead Sciences, Inc.*............................   2,645,574
  36,000  Merck & Co., Inc..................................   2,091,960
  47,850  Schering-Plough Corp..............................   1,274,724
  46,550  Teva Pharmaceutical Industries Ltd. ADR (Israel)..   2,163,644
                                                             -----------
                                                              11,660,788
                                                             -----------
          Pipelines--1.1%
  44,500  Williams Cos., Inc. (The).........................   1,592,210
                                                             -----------
          Real Estate Investment Trusts--1.4%
  51,270  Digital Realty Trust, Inc.........................   1,967,230
                                                             -----------
          Retail--8.6%
  46,300  Gamestop Corp.*...................................   2,875,692
  36,600  Kohl's Corp.*.....................................   1,676,280
  64,650  PetSmart, Inc.....................................   1,521,215
  62,500  Sonic Corp.*(a)...................................   1,368,750
  27,900  Target Corp.......................................   1,395,000
  70,950  Urban Outfitters, Inc.*(a)........................   1,934,096
  31,550  Wal-Mart Stores, Inc..............................   1,499,572
                                                             -----------
                                                              12,270,605
                                                             -----------
          Semiconductors--6.8%
 176,400  Intel Corp........................................   4,702,824

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    ------------
          Common Stocks (Continued)
  36,250  MEMC Electronic Materials, Inc.*.................. $  3,207,763
  79,950  National Semiconductor Corp.......................    1,810,068
                                                             ------------
                                                                9,720,655
                                                             ------------
          Software--5.4%
  30,700  Electronic Arts, Inc.*(a).........................    1,793,187
 145,100  Microsoft Corp....................................    5,165,560
  36,700  Oracle Corp.*.....................................      828,686
                                                             ------------
                                                                7,787,433
                                                             ------------
          Telecommunications--5.6%
 101,850  Cisco Systems, Inc.*..............................    2,757,080
 116,800  Corning, Inc......................................    2,802,032
 140,000  Foundry Networks, Inc.*...........................    2,452,800
                                                             ------------
                                                                8,011,912
                                                             ------------
          Total Common Stocks (Costs $115,732,923)..........  141,685,976
                                                             ------------
          Money Market Fund--0.2%
 355,498  BNY Hamilton Money Fund (Institutional Shares),
          4.95%(b) (Costs $355,498).........................      355,498
                                                             ------------

Number of
 Shares                                                                    Value
---------                                                              ------------
          Investment of Cash Collateral for Securities Loaned--2.0%
          Money Market Fund--2.0%
2,856,149 BNY Institutional Cash Reserve Fund, 5.02%(c)  (Cost
          $2,856,149)(d).............................................. $  2,856,149
                                                                       ------------
          Total Investments  (Cost $118,944,570)(e)--101.4%...........  144,897,623
          Liabilities in excess of other assets--(1.4%)...............   (2,042,067)
                                                                       ------------
          Net Assets--100.0%.......................................... $142,855,556
                                                                       ------------

ADRAmerican Depositary Receipt.
*  Non-incoming producing security.
(a)Security, or a portion thereof, was on loan at December 31, 2007.
(b)Represents annualized 7 day yield at December 31, 2007.
(c)Interest rate shown reflects the yield as of December 31, 2007.
(d)At December 31, 2007, the total market value of the Fund's securities on loan was $2,772,349 and the total value of the collateral held by the Fund was $2,856,149.
(e)The cost of investments for Federal income tax purposes is $119,108,756. At December 31, 2007, net unrealized appreciation was $25,788,867 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $29,595,516 and aggregate gross unrealized depreciation of $3,806,649.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks--99.6%
          Aerospace/Defense--2.5%
 110,000  United Technologies Corp.......................... $ 8,419,400
                                                             -----------
          Banks--8.7%
 226,294  Bank of America Corp..............................   9,336,891
 335,000  U.S. Bancorp......................................  10,632,900
 234,000  Wachovia Corp.....................................   8,899,020
                                                             -----------
                                                              28,868,811
                                                             -----------
          Chemicals--3.6%
  50,000  duPont (E.I.) de Nemours & Co.....................   2,204,500
 110,000  Praxair, Inc......................................   9,758,100
                                                             -----------
                                                              11,962,600
                                                             -----------
          Computers--1.9%
 122,000  NCR Corp.*(a).....................................   3,062,200
 122,000  Teradata Corp.*...................................   3,344,020
                                                             -----------
                                                               6,406,220
                                                             -----------
          Construction Materials--0.4%
  20,000  Texas Industries, Inc.(a).........................   1,402,000
                                                             -----------
          Cosmetics/Personal Care--4.4%
 200,000  Procter & Gamble Co...............................  14,684,000
                                                             -----------
          Diversified Financial Services--6.4%
 110,000  CIT Group, Inc....................................   2,643,300
 275,000  Citigroup, Inc....................................   8,096,000
  10,000  Goldman Sachs Group, Inc.(a)......................   2,150,500
 139,900  JPMorgan Chase & Co...............................   6,106,635
  38,000  Morgan Stanley....................................   2,018,180
                                                             -----------
                                                              21,014,615
                                                             -----------

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Electric--1.4%
 265,014  TECO Energy, Inc.(a).............................. $ 4,560,891
                                                             -----------
          Electrical Components & Equipment--2.7%
 160,000  Emerson Electric Co...............................   9,065,600
                                                             -----------
          Engineering & Construction--1.1%
  60,000  McDermott International, Inc.*....................   3,541,800
                                                             -----------
          Food--2.8%
 160,000  General Mills, Inc................................   9,120,000
                                                             -----------
          Healthcare--Products--6.9%
 115,000  Becton, Dickinson & Co............................   9,611,700
 196,000  Johnson & Johnson.................................  13,073,200
                                                             -----------
                                                              22,684,900
                                                             -----------
          Home Furnishings--2.6%
 105,000  Whirlpool Corp.(a)................................   8,571,150
                                                             -----------
          Insurance--1.6%
  90,000  American International Group, Inc.................   5,247,000
                                                             -----------
          Iron/Steel--3.7%
  30,000  Allegheny Technologies, Inc.......................   2,592,000
  95,000  Cleveland-Cliffs, Inc.(a).........................   9,576,000
                                                             -----------
                                                              12,168,000
                                                             -----------
          Machinery--Construction & Mining--1.8%
  81,000  Caterpillar, Inc..................................   5,877,360
                                                             -----------
          Media--0.7%
 141,647  Idearc, Inc.(a)...................................   2,487,321
                                                             -----------
          Miscellaneous Manufacturing--4.0%
  66,000  Eaton Corp........................................   6,398,700
 185,000  General Electric Co...............................   6,857,950
                                                             -----------
                                                              13,256,650
                                                             -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Oil & Gas--12.6%
  46,000  Chevron Corp...................................... $ 4,293,180
  90,000  ConocoPhillips....................................   7,947,000
 230,000  Petrobras ADR(Brazil).............................  22,130,600
  49,999  Transocean, Inc.*(a)..............................   7,157,357
                                                             -----------
                                                              41,528,137
                                                             -----------
          Oil & Gas Services--7.4%
  40,000  Grant Prideco, Inc.*..............................   2,220,400
 150,000  Schlumberger Ltd..................................  14,755,500
 110,000  Weatherford International Ltd.*...................   7,546,000
                                                             -----------
                                                              24,521,900
                                                             -----------
          Pharmaceuticals--2.6%
 170,000  GlaxoSmithKline PLC ADR(Great Britain)............   8,566,300
                                                             -----------
          Pipelines--3.9%
 276,000  National Fuel Gas Co..............................  12,883,680
                                                             -----------
          Retail--4.7%
 130,000  J. C. Penney Co., Inc.............................   5,718,700
 220,000  Limited Brands, Inc...............................   4,164,600
 150,000  Nordstrom, Inc.(a)................................   5,509,500
                                                             -----------
                                                              15,392,800
                                                             -----------
          Semiconductors--2.5%
 246,000  Texas Instruments, Inc............................   8,216,400
                                                             -----------
          Telecommunications--7.3%
 290,000  AT&T, Inc.........................................  12,052,400
 275,000  Verizon Communications, Inc.......................  12,014,750
                                                             -----------
                                                              24,067,150
                                                             -----------

Number of
 Shares                                                           Value
----------                                                    ------------
           Common Stocks (Continued)
           Transportation--1.4%
    48,000 GulfMark Offshore, Inc.*(a)....................... $  2,245,920
    45,000 Norfolk Southern Corp.............................    2,269,800
                                                              ------------
                                                                 4,515,720
                                                              ------------
           Total Common Stocks  (Cost $285,540,269)..........  329,030,405
                                                              ------------
           Investment of Cash Collateral for Securities Loaned--9.5%
           Money Market Fund--9.5%
31,540,776 BNY Institutional Cash Reserve Fund,
           5.02%(b) (Cost $31,540,776)(c)....................   31,540,776
                                                              ------------
           Total Investments  (Cost $317,081,045)(d)--109.1%.  360,571,181
           Liabilities in excess of other assets--(9.1%).....  (30,076,638)
                                                              ------------
           Net Assets--100.0%................................ $330,494,543
                                                              ------------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or portion thereof, was on loan at December 31, 2007.
(b)Interest rate shown reflects the yield as of December 31, 2007.
(c)At December 31, 2007, the total market value of the Fund's securities on loan was $30,651,898 and the total value of the collateral held by the Fund was $31,540,776.
(d)The cost of investments for Federal income tax purposes is $317,636,365. At December 31, 2007, net unrealized appreciation was $42,934,816 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $63,660,723 and aggregate gross unrealized depreciation of $20,725,907.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks--98.7%
          Aerospace/Defense--2.1%
 11,600   Lockheed Martin Corp.............................. $1,221,016
                                                             ----------
          Banks--4.1%
 11,000   M&T Bank Corp.....................................    897,270
 38,000   National City Corp.(a)............................    625,480
 48,000   TCF Financial Corp................................    860,640
                                                             ----------
                                                              2,383,390
                                                             ----------
          Beverages--5.4%
 26,000   Coca-Cola Co. (The)...............................  1,595,620
 21,000   PepsiCo, Inc......................................  1,593,900
                                                             ----------
                                                              3,189,520
                                                             ----------
          Biotechnology--2.2%
 20,000   Charles River Laboratories International, Inc.*(a)  1,316,000
                                                             ----------
          Building Materials--1.8%
 35,000   Universal Forest Products, Inc.(a)................  1,031,100
                                                             ----------
          Commercial Services--2.6%
 30,000   DeVry, Inc........................................  1,558,800
                                                             ----------
          Diversified Financial Services--3.1%
 18,000   Capital One Financial Corp.(a)....................    850,680
 33,000   Citigroup, Inc....................................    971,520
                                                             ----------
                                                              1,822,200
                                                             ----------
          Electric--5.5%
 75,000   AES Corp.* (The)..................................  1,604,250
 34,000   Dominion Resources, Inc.(a).......................  1,613,300
                                                             ----------
                                                              3,217,550
                                                             ----------

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Electronics--3.7%
 30,000   II-VI, Inc.*...................................... $  916,500
 68,000   Flextronics International Ltd. (Singapore)*.......    820,080
 29,000   Jabil Circuit, Inc................................    442,830
                                                             ----------
                                                              2,179,410
                                                             ----------
          Engineering & Construction--3.9%
 24,000   Jacobs Engineering Group, Inc.*...................  2,294,640
                                                             ----------
          Food--2.2%
 23,000   General Mills, Inc................................  1,311,000
                                                             ----------
          Hand/Machine Tools--1.7%
 14,050   Lincoln Electric Holdings, Inc....................  1,000,079
                                                             ----------
          Healthcare--Products--5.1%
 20,000   Johnson & Johnson.................................  1,334,000
 22,000   Stryker Corp......................................  1,643,840
                                                             ----------
                                                              2,977,840
                                                             ----------
          Healthcare--Services--2.4%
 24,000   Aetna, Inc........................................  1,385,520
                                                             ----------
          Home Builders--2.1%
 32,700   Thor Industries, Inc.(a)..........................  1,242,927
                                                             ----------
          Housewares--2.2%
 50,000   Newell Rubbermaid, Inc............................  1,294,000
                                                             ----------
          Insurance--1.9%
 19,300   American International Group, Inc.................  1,125,190
                                                             ----------
          Internet--1.6%
 27,400   Akamai Technologies, Inc.*(a).....................    948,040
                                                             ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Machinery--Construction & Mining--2.5%
 20,000   Caterpillar, Inc.................................. $1,451,200
                                                             ----------
          Machinery--Diversified--1.8%
 30,700   Zebra Technologies Corp.*(a)......................  1,065,290
                                                             ----------
          Media--1.5%
 49,200   Comcast Corp., Class A*...........................    898,392
                                                             ----------
          Miscellaneous Manufacturing--7.2%
 21,900   Ceradyne, Inc.*...................................  1,027,767
 50,000   General Electric Co...............................  1,853,500
 22,000   Honeywell International, Inc......................  1,354,540
                                                             ----------
                                                              4,235,807
                                                             ----------
          Oil & Gas--4.4%
 13,000   Exxon Mobil Corp..................................  1,217,970
 17,000   Noble Energy, Inc.................................  1,351,840
                                                             ----------
                                                              2,569,810
                                                             ----------
          Oil & Gas Services--3.0%
  8,900   Schlumberger Ltd..................................    875,493
 12,900   Weatherford International Ltd.*...................    884,940
                                                             ----------
                                                              1,760,433
                                                             ----------
          Pharmaceuticals--6.4%
 47,000   Bristol-Myers Squibb Co...........................  1,246,440
 25,000   Merck & Co., Inc..................................  1,452,750
 46,000   Pfizer, Inc.......................................  1,045,580
                                                             ----------
                                                              3,744,770
                                                             ----------

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Pipelines--2.4%
  26,000  Questar Corp...................................... $ 1,406,600
                                                             -----------
          Real Estate Investment Trusts--1.4%
  48,000  CapitalSource, Inc.(a)............................     844,320
                                                             -----------
          Retail--1.9%
  30,000  Walgreen Co.......................................   1,142,400
                                                             -----------
          Semiconductors--6.1%
  30,000  Analog Devices, Inc...............................     951,000
  75,000  Applied Materials, Inc............................   1,332,000
  38,600  Texas Instruments, Inc............................   1,289,240
                                                             -----------
                                                               3,572,240
                                                             -----------
          Software--4.3%
  42,000  Microsoft Corp....................................   1,495,200
  29,300  Paychex, Inc......................................   1,061,246
                                                             -----------
                                                               2,556,446
                                                             -----------
          Telecommunications--2.2%
  31,382  AT&T, Inc.........................................   1,304,236
                                                             -----------
          Total Common Stocks (Cost $45,812,635)............  58,050,166
                                                             -----------
          Money Market Fund--1.4%
 816,467  BNY Hamilton Money Fund  (Institutional Shares),
          4.95%(b)  (Cost $816,467).........................     816,467
                                                             -----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Investment of Cash Collateral for Securities Loaned--13.4%
          Money Market Fund--13.4%
7,918,731 BNY Institutional Cash Reserve Fund, 5.02%(c)
           (Cost $7,918,731)(d)............................. $ 7,918,731
                                                             -----------
          Total Investments  (Cost $54,547,833)(e)--113.5%..  66,785,364
          Liabilities in excess of other assets--(13.5%)....  (7,950,203)
                                                             -----------
          Net Assets--100.0%................................ $58,835,161
                                                             -----------

*  Non-income producing security.
(a)Security, or portion thereof, was on loan at December 31, 2007.
(b)Represents annualized 7 day yield at December 31, 2007.
(c)Interest rate shown reflects the yield as of December 31, 2007.
(d)At December 31, 2007, the total market value of the Fund's securities on loan was $7,682,173 and the total value of the collateral held by the Fund was $7,918,731.
(e)The cost of investments for Federal income tax purposes is $54,525,942. At December 31, 2007, net unrealized appreciation was $12,259,422 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $16,981,021 and aggregate gross unrealized depreciation of $4,721,599.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks--98.9%
          Advertising--0.2%
  4,705   Interpublic Group of Cos., Inc. (The)*(a)......... $   38,158
  3,265   Omnicom Group, Inc................................    155,185
                                                             ----------
                                                                193,343
                                                             ----------
          Aerospace/Defense--2.3%
  7,741   Boeing Co. (The)..................................    677,028
  4,019   General Dynamics Corp.............................    357,651
  1,250   Goodrich Corp.....................................     88,263
  1,255   L-3 Communications Holdings, Inc..................    132,955
  3,466   Lockheed Martin Corp..............................    364,831
  3,380   Northrop Grumman Corp.............................    265,803
  4,285   Raytheon Co.......................................    260,100
  1,630   Rockwell Collins, Inc.............................    117,311
  9,871   United Technologies Corp..........................    755,525
                                                             ----------
                                                              3,019,467
                                                             ----------
          Agriculture--1.6%
 21,035   Altria Group, Inc.................................  1,589,825
  6,417   Archer-Daniels-Midland Co.........................    297,941
  1,709   Reynolds American, Inc.(a)........................    112,726
  1,565   UST, Inc.(a)......................................     85,762
                                                             ----------
                                                              2,086,254
                                                             ----------
          Airlines--0.1%
  7,330   Southwest Airlines Co.............................     89,426
                                                             ----------

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Apparel--0.4%
  3,676   Coach, Inc.*...................................... $  112,412
    850   Jones Apparel Group, Inc..........................     13,592
    990   Liz Claiborne, Inc.(a)............................     20,147
  3,836   NIKE, Inc., Class B...............................    246,424
    590   Polo Ralph Lauren Corp............................     36,456
    880   V.F. Corp.........................................     60,421
                                                             ----------
                                                                489,452
                                                             ----------
          Auto Manufacturers--0.4%
 21,072   Ford Motor Co.*(a)................................    141,815
  5,648   General Motors Corp.(a)...........................    140,579
  3,677   PACCAR, Inc.(a)...................................    200,322
                                                             ----------
                                                                482,716
                                                             ----------
          Auto Parts & Equipment--0.2%
  2,395   Goodyear Tire & Rubber Co. (The)*(a)..............     67,587
  5,930   Johnson Controls, Inc.............................    213,717
                                                             ----------
                                                                281,304
                                                             ----------
          Banks--5.2%
 44,319   Bank of America Corp..............................  1,828,603
 11,373   Bank of New York Mellon Corp. (The)...............    554,547
  5,486   BB&T Corp.........................................    168,256
  1,510   Comerica, Inc.....................................     65,730
  1,944   Commerce Bancorp, Inc.............................     74,144
  5,317   Fifth Third Bancorp...............................    133,616
  1,260   First Horizon National Corp.(a)...................     22,869

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  3,650   Huntington Bancshares, Inc.(a).................... $   53,874
  3,880   KeyCorp(a)........................................     90,986
    746   M&T Bank Corp.....................................     60,851
  2,565   Marshall & Ilsley Corp............................     67,921
  6,327   National City Corp................................    104,142
  1,910   Northern Trust Corp...............................    146,268
  3,490   PNC Financial Services Group, Inc.................    229,119
  6,938   Regions Financial Corp............................    164,084
  3,856   State Street Corp.................................    313,107
  3,488   SunTrust Banks, Inc...............................    217,965
  3,275   Synovus Financial Corp............................     78,862
 17,241   U.S. Bancorp......................................    547,229
 19,724   Wachovia Corp.....................................    750,104
 33,694   Wells Fargo & Co..................................  1,017,222
  1,077   Zions Bancorp.....................................     50,285
                                                             ----------
                                                              6,739,784
                                                             ----------
          Beverages--2.4%
  7,328   Anheuser-Busch Cos., Inc..........................    383,548
    865   Brown-Forman Corp., Class B(a)....................     64,105
 19,849   Coca-Cola Co. (The)...............................  1,218,133
  2,855   Coca-Cola Enterprises, Inc........................     74,316
  1,935   Constellation Brands, Inc., Class A*(a)...........     45,743
  1,365   Molson Coors Brewing Co...........................     70,461
 16,073   PepsiCo, Inc......................................  1,219,940
  1,386   Pepsi Bottling Group, Inc.........................     54,692
                                                             ----------
                                                              3,130,938
                                                             ----------

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Biotechnology--0.8%
 10,862   Amgen, Inc.*...................................... $  504,431
  2,930   Biogen Idec, Inc.*(a).............................    166,776
  3,855   Celgene Corp.*....................................    178,140
  2,655   Genzyme Corp.*....................................    197,638
    545   Millipore Corp.*(a)...............................     39,883
                                                             ----------
                                                              1,086,868
                                                             ----------
          Building Materials--0.1%
  3,680   Masco Corp........................................     79,525
  1,710   Trane, Inc........................................     79,874
                                                             ----------
                                                                159,399
                                                             ----------
          Chemicals--1.9%
  2,150   Air Products and Chemicals, Inc...................    212,055
    560   Ashland, Inc......................................     26,561
  9,432   Dow Chemical Co. (The)............................    371,809
  8,979   duPont (E.I.) de Nemours & Co.....................    395,884
    810   Eastman Chemical Co...............................     49,483
  1,745   Ecolab, Inc.......................................     89,361
  1,150   Hercules, Inc.....................................     22,253
    813   International Flavors & Fragrances, Inc...........     39,130
  5,463   Monsanto Co.......................................    610,161
  1,635   PPG Industries, Inc...............................    114,826
  3,156   Praxair, Inc......................................    279,969
  1,250   Rohm and Haas Co.(a)..............................     66,338
  1,040   Sherwin-Williams Co. (The)........................     60,362
  1,300   Sigma-Aldrich Corp................................     70,980
                                                             ----------
                                                              2,409,172
                                                             ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Coal--0.2%
  1,815   CONSOL Energy, Inc................................ $  129,809
  2,645   Peabody Energy Corp.(a)...........................    163,038
                                                             ----------
                                                                292,847
                                                             ----------
          Commercial Services--0.6%
  1,365   Apollo Group, Inc., Class A*......................     95,755
  1,300   Convergys Corp.*..................................     21,398
  1,316   Equifax, Inc......................................     47,850
  3,245   H&R Block, Inc....................................     60,260
  2,890   McKesson Corp.....................................    189,323
  1,275   Monster Worldwide, Inc.*(a).......................     41,310
  2,140   Moody's Corp.(a)..................................     76,398
  2,140   R. R. Donnelley & Sons Co.........................     80,764
  1,605   Robert Half International, Inc....................     43,399
  7,496   Western Union Co. (The)...........................    182,003
                                                             ----------
                                                                838,460
                                                             ----------
          Computers--4.8%
  1,005   Affiliated Computer Services, Inc.*...............     45,326
  8,746   Apple, Inc.*......................................  1,732,407
  2,899   Cognizant Technology Solutions Corp., Class A*(a).     98,392
  1,735   Computer Sciences Corp.*..........................     85,830
 22,377   Dell, Inc.*.......................................    548,460
  5,110   Electronic Data Systems Corp......................    105,930

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 20,950   EMC Corp.*........................................ $  388,204
 25,743   Hewlett-Packard Co................................  1,299,507
 13,763   International Business Machines Corp.(a)..........  1,487,780
    945   Lexmark International, Inc.*......................     32,943
  3,435   Network Appliance, Inc.*(a).......................     85,738
  2,280   SanDisk Corp.*....................................     75,628
  8,272   Sun Microsystems, Inc.*...........................    149,971
  1,805   Teradata Corp.*...................................     49,475
  3,470   Unisys Corp.*.....................................     16,413
                                                             ----------
                                                              6,202,004
                                                             ----------
          Cosmetics/Personal Care--2.2%
  4,285   Avon Products, Inc................................    169,386
  5,092   Colgate-Palmolive Co..............................    396,972
  1,135   Estee Lauder Cos, Inc. (The)......................     49,497
 31,013   Procter & Gamble Co...............................  2,276,975
                                                             ----------
                                                              2,892,830
                                                             ----------
          Distribution/Wholesale--0.1%
  1,675   Genuine Parts Co..................................     77,553
    675   W.W. Grainger, Inc................................     59,076
                                                             ----------
                                                                136,629
                                                             ----------
          Diversified Financial Services--6.6%
 11,676   American Express Co...............................    607,386
  2,315   Ameriprise Financial, Inc.........................    127,580
  1,153   Bear Stearns Cos., Inc. (The).....................    101,752
  3,901   Capital One Financial Corp.(a)....................    184,361

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  9,350   Charles Schwab Corp. (The)........................ $  238,893
  1,890   CIT Group, Inc....................................     45,417
 49,850   Citigroup, Inc....................................  1,467,583
    547   CME Group, Inc....................................    375,242
  5,777   Countrywide Financial Corp.(a)....................     51,646
  4,767   Discover Financial Services.......................     71,886
  4,230   E*TRADE Financial Corp.*(a).......................     15,017
  9,768   Fannie Mae........................................    390,525
    865   Federated Investors, Inc., Class B................     35,603
  1,616   Franklin Resources, Inc...........................    184,919
  6,604   Freddie Mac.......................................    224,998
  3,972   Goldman Sachs Group, Inc..........................    854,178
    695   IntercontinentalExchange, Inc.*...................    133,788
  1,530   Janus Capital Group, Inc.(a)......................     50,261
 33,541   JPMorgan Chase & Co...............................  1,464,064
  1,341   Legg Mason, Inc...................................     98,094
  5,295   Lehman Brothers Holdings, Inc.....................    346,505
  8,547   Merrill Lynch & Co., Inc..........................    458,803
 10,595   Morgan Stanley....................................    562,700
  2,645   NYSE Euronext(a)..................................    232,152
  5,130   SLM Corp..........................................    103,318
  2,635   T. Rowe Price Group, Inc..........................    160,419
                                                             ----------
                                                              8,587,090
                                                             ----------

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks (Continued)
          Electric--3.3%
  6,680   AES Corp. (The)*.................................. $142,885
  1,660   Allegheny Energy, Inc.(a).........................  105,593
  2,075   Ameren Corp.(a)...................................  112,486
  3,995   American Electric Power Co., Inc..................  186,007
  3,205   CenterPoint Energy, Inc.(a).......................   54,902
  2,245   CMS Energy Corp...................................   39,018
  2,713   Consolidated Edison, Inc.(a)......................  132,530
  1,805   Constellation Energy Group, Inc...................  185,067
  5,842   Dominion Resources, Inc.(a).......................  277,202
  1,635   DTE Energy Co.(a).................................   71,875
 12,592   Duke Energy Corp..................................  253,981
  4,950   Dynegy, Inc., Class A*............................   35,343
  3,255   Edison International..............................  173,719
  1,940   Entergy Corp.(a)..................................  231,869
  6,593   Exelon Corp.......................................  538,252
  3,046   FirstEnergy Corp..................................  220,348
  4,065   FPL Group, Inc....................................  275,526
    761   Inetgrys Energy Group, Inc.(a)....................   39,336
  2,000   Pepco Holdings, Inc...............................   58,660
  3,535   PG&E Corp.........................................  152,323
  1,000   Pinnacle West Capital Corp.(a)....................   42,410
  3,718   PPL Corp.(a)......................................  193,671
  2,586   Progress Energy, Inc..............................  125,240
  2,540   Public Service Enterprise Group, Inc..............  249,530

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  7,585   Southern Co. (The)................................ $  293,918
  2,100   TECO Energy, Inc.(a)..............................     36,141
  4,192   Xcel Energy, Inc..................................     94,613
                                                             ----------
                                                              4,322,445
                                                             ----------
          Electrical Component & Equipment--0.4%
  7,860   Emerson Electric Co...............................    445,347
  1,409   Molex, Inc........................................     38,466
                                                             ----------
                                                                483,813
                                                             ----------
          Electronics--0.6%
  3,860   Agilent Technologies, Inc.*.......................    141,816
  1,676   Applera Corp. - Applied Biosystems Group..........     56,850
  2,075   Jabil Circuit, Inc................................     31,685
  1,180   PerkinElmer, Inc..................................     30,704
  4,215   Thermo Fisher Scientific, Inc.*...................    243,122
  4,965   Tyco Electronics Ltd. (Bermuda)...................    184,350
  1,005   Waters Corp.*.....................................     79,465
                                                             ----------
                                                                767,992
                                                             ----------
          Engineering & Construction--0.2%
    885   Fluor Corp........................................    128,962
  1,210   Jacobs Engineering Group, Inc.(a).................    115,688
                                                             ----------
                                                                244,650
                                                             ----------
          Entertainment--0.1%
  3,150   International Game Technology.....................    138,380
                                                             ----------
          Environmental Control--0.2%
  2,890   Allied Waste Industries, Inc.*(a).................     31,848

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  5,075   Waste Management, Inc............................. $  165,800
                                                             ----------
                                                                197,648
                                                             ----------
          Food--1.7%
  2,223   Campbell Soup Co..................................     79,428
  4,865   ConAgra Foods, Inc................................    115,738
  1,310   Dean Foods Co.....................................     33,877
  3,372   General Mills, Inc................................    192,204
  1,675   Hershey Co. (The)(a)..............................     65,995
  3,165   H.J. Heinz Co.....................................    147,742
  2,634   Kellogg Co........................................    138,101
 15,450   Kraft Foods, Inc., Class A........................    504,133
  6,800   Kroger Co. (The)..................................    181,628
  1,275   McCormick & Co., Inc..............................     48,335
  4,415   Safeway, Inc......................................    151,037
  7,231   Sara Lee Corp.(a).................................    116,130
  2,109   SUPER VALU, INC...................................     79,130
  6,070   SYSCO Corp........................................    189,445
  2,730   Tyson Foods, Inc., Class A........................     41,851
  1,390   Whole Foods Market, Inc...........................     56,712
  2,175   Wm. Wrigley Jr. Co................................    127,346
                                                             ----------
                                                              2,268,832
                                                             ----------
          Forest Products & Paper--0.3%
  4,275   International Paper Co............................    138,425
  1,841   MeadWestvaco Corp.................................     57,623
  1,720   Plum Creek Timber Co., Inc.(a)....................     79,189
  2,092   Weyerhaeuser Co.(a)...............................    154,264
                                                             ----------
                                                                429,501
                                                             ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Gas--0.2%
    450   NICOR, Inc........................................ $   19,058
  2,737   NiSource, Inc.....................................     51,702
  2,610   Sempra Energy.....................................    161,506
                                                             ----------
                                                                232,266
                                                             ----------
          Hand/Machine Tools--0.1%
    627   Black & Decker Corp...............................     43,671
    575   Snap-on, Inc......................................     27,738
    820   Stanley Works (The)...............................     39,754
                                                             ----------
                                                                111,163
                                                             ----------
          Healthcare--Products--3.2%
  6,334   Baxter International, Inc.........................    367,689
  2,439   Becton, Dickinson & Co............................    203,852
 13,396   Boston Scientific Corp.*..........................    155,795
  1,020   C. R. Bard, Inc...................................     96,696
  4,970   Covidien Ltd......................................    220,121
 28,578   Johnson & Johnson.................................  1,906,152
 11,289   Medtronic, Inc....................................    567,498
  1,395   Patterson Cos., Inc.*(a)..........................     47,360
  3,417   St. Jude Medical, Inc.*...........................    138,867
  2,376   Stryker Corp......................................    177,535
  1,250   Varian Medical Systems, Inc.*(a)..................     65,200
  2,345   Zimmer Holdings, Inc.*............................    155,122
                                                             ----------
                                                              4,101,887
                                                             ----------
          Healthcare--Services--1.5%
  4,999   Aetna, Inc........................................    288,592
  1,545   Coventry Health Care, Inc.*.......................     91,541
  1,695   Humana, Inc.*.....................................    127,650
  1,150   Laboratory Corp. of America Holdings *(a).........     86,860

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  1,565   Quest Diagnostics, Inc............................ $   82,789
  4,730   Tenet Healthcare Corp.*(a)........................     24,028
 12,906   UnitedHealth Group, Inc.(a).......................    751,130
  5,706   WellPoint, Inc.*..................................    500,587
                                                             ----------
                                                              1,953,177
                                                             ----------
          Holding Companies--Diversified--0.1%
  1,690   Leucadia National Corp.(a)........................     79,599
                                                             ----------
          Home Builders--0.1%
  1,210   Centex Corp.(a)...................................     30,565
  2,763   D.R. Horton, Inc.(a)..............................     36,388
    765   KB Home(a)........................................     16,524
  1,390   Lennar Corp.(a)...................................     24,867
  2,120   Pulte Homes, Inc.(a)..............................     22,345
                                                             ----------
                                                                130,689
                                                             ----------
          Home Furnishings--0.1%
    605   Harman International Industries, Inc..............     44,595
    771   Whirlpool Corp.(a)................................     62,936
                                                             ----------
                                                                107,531
                                                             ----------
          Household Products/Wares--0.4%
  1,065   Avery Dennison Corp...............................     56,594
  1,385   Clorox Co.........................................     90,260
  1,525   Fortune Brands, Inc...............................    110,349
  4,226   Kimberly-Clark Corp...............................    293,031
                                                             ----------
                                                                550,234
                                                             ----------
          Housewares--0.1%
  2,785   Newell Rubbermaid, Inc............................     72,076
                                                             ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Insurance--4.4%
  3,290   ACE Ltd. (Bermuda)................................ $  203,256
  4,872   AFLAC, Inc........................................    305,133
  5,698   Allstate Corp. (The)..............................    297,607
  1,010   Ambac Financial Group, Inc.(a)....................     26,028
 25,325   American International Group, Inc.................  1,476,447
  2,930   Aon Corp..........................................    139,732
    955   Assurant, Inc.....................................     63,890
  3,831   Chubb Corp. (The).................................    209,096
  2,786   CIGNA Corp........................................    149,692
  1,658   Cincinnati Financial Corp.........................     65,557
  4,380   Genworth Financial, Inc...........................    111,471
  3,136   Hartford Financial Services Group, Inc............    273,428
  2,689   Lincoln National Corp.............................    156,554
  4,389   Loews Corp........................................    220,942
  5,192   Marsh & McLennan Cos., Inc........................    137,432
  1,250   MBIA, Inc.(a).....................................     23,288
  7,394   MetLife, Inc......................................    455,618
    815   MGIC Investment Corp.(a)..........................     18,280
  2,615   Principal Financial Group, Inc....................    180,017
  6,971   Progressive Corp. (The)(a)........................    133,564
  4,535   Prudential Financial, Inc.........................    421,936
    946   SAFECO Corp.......................................     52,673

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
    920   Torchmark Corp.................................... $   55,688
  6,440   Travelers Cos., Inc. (The)........................    346,472
  3,600   Unum Group........................................     85,644
  1,781   XL Capital Ltd., Class A (Bermuda)................     89,602
                                                             ----------
                                                              5,699,047
                                                             ----------
          Internet--2.3%
  1,660   Akamai Technologies, Inc.*(a).....................     57,436
  3,070   Amazon.Com, Inc.*.................................    284,405
 11,350   eBay, Inc.*(a)....................................    376,707
  2,070   Expedia, Inc.*(a).................................     65,453
  2,312   Google, Inc., Class A*............................  1,598,701
  1,840   IAC/InterActive Corp*(a)..........................     49,533
  8,658   Symantec Corp.*...................................    139,740
  2,205   VeriSign, Inc.*(a)................................     82,930
 13,345   Yahoo!, Inc.*(a)..................................    310,405
                                                             ----------
                                                              2,965,310
                                                             ----------
          Investment Companies--0.0%
  1,915   American Capital Strategies Ltd.(a)...............     63,118
                                                             ----------
          Iron/Steel--0.3%
  1,020   Allegheny Technologies, Inc.......................     88,128
  2,875   Nucor Corp........................................    170,257
  1,180   United States Steel Corp..........................    142,674
                                                             ----------
                                                                401,059
                                                             ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks (Continued)
          Leisure Time--0.3%
    875   Brunswick Corp.(a)................................ $ 14,919
  4,360   Carnival Corp.....................................  193,976
  2,410   Harley-Davidson, Inc..............................  112,571
                                                             --------
                                                              321,466
                                                             --------
          Lodging--0.3%
  1,875   Harrah's Entertainment, Inc.......................  166,406
  3,122   Marriott International, Inc., Class A(a)..........  106,710
  1,990   Starwood Hotels & Resorts Worldwide, Inc..........   87,620
  1,775   Wyndham Worldwide Corp............................   41,819
                                                             --------
                                                              402,555
                                                             --------
          Machinery--Construction & Mining--0.4%
  6,350   Caterpillar, Inc..................................  460,756
  1,025   Terex Corp.*......................................   67,209
                                                             --------
                                                              527,965
                                                             --------
          Machinery--Diversified--0.6%
  1,020   Cummins, Inc......................................  129,917
  4,431   Deere & Co........................................  412,615
  1,295   Manitowoc Co., Inc. (The).........................   63,235
  1,490   Rockwell Automation, Inc..........................  102,750
                                                             --------
                                                              708,517
                                                             --------
          Media--2.6%
  6,839   CBS Corp., Class B................................  186,363
  4,970   Clear Channel Communications, Inc.................  171,564

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 30,688   Comcast Corp., Class A*(a)........................ $  560,363
  7,165   DIRECTV Group, Inc. (The)*........................    165,655
    895   EW Scripps Co., Class A(a)........................     40,284
  2,315   Gannett Co., Inc..................................     90,285
  3,284   McGraw-Hill Cos., Inc. (The)......................    143,872
    380   Meredith Corp.....................................     20,892
  1,435   New York Times Co., Class A (The)(a)..............     25,156
 23,097   News Corp., Ltd., Class A (The)(a)................    473,258
 36,094   Time Warner, Inc..................................    595,912
  6,555   Viacom, Inc., Class B*(a).........................    287,896
 19,005   Walt Disney Co. (The).............................    613,480
     58   Washington Post Co., Class B......................     45,903
                                                             ----------
                                                              3,420,883
                                                             ----------
          Metal Fabricate/Hardware--0.1%
  1,380   Precision Castparts Corp..........................    191,405
                                                             ----------
          Mining--0.8%
  8,469   Alcoa, Inc........................................    309,542
  3,816   Freeport-McMoRan Copper & Gold, Inc., Class B.....    390,911
  4,511   Newmont Mining Corp...............................    220,272
    870   Titanium Metals Corp.(a)..........................     23,012

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
   1,080  Vulcan Materials Co.(a)........................... $   85,417
                                                             ----------
                                                              1,029,154
                                                             ----------
          Miscellaneous Manufacturing--4.9%
   7,123  3M Co.............................................    600,612
   1,800  Cooper Industries, Ltd............................     95,184
   2,530  Danaher Corp......................................    221,982
   1,985  Dover Corp........................................     91,489
   2,875  Eastman Kodak Co.(a)..............................     62,876
   1,465  Eaton Corp........................................    142,032
 100,917  General Electric Co...............................  3,740,994
   7,458  Honeywell International, Inc......................    459,189
   4,130  Illinois Tool Works, Inc..........................    221,120
   2,718  Ingersoll-Rand Co., Ltd., Class A (Bermuda).......    126,305
   1,810  ITT Corp..........................................    119,532
   1,695  Leggett & Platt, Inc..............................     29,561
   1,225  Pall Corp.........................................     49,392
   1,682  Parker-Hannifin Corp..............................    126,671
   2,490  Textron, Inc......................................    177,537
   4,940  Tyco International Ltd. (Bermuda).................    195,871
                                                             ----------
                                                              6,460,347
                                                             ----------
          Office/Business Equipment--0.2%
   2,165  Pitney Bowes, Inc.................................     82,357
   9,230  Xerox Corp........................................    149,433
                                                             ----------
                                                                231,790
                                                             ----------
          Oil & Gas--10.2%
   4,657  Anadarko Petroleum Corp...........................    305,918
   3,308  Apache Corp.......................................    355,742

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
  4,534   Chesapeake Energy Corp............................ $   177,733
 21,084   Chevron Corp......................................   1,967,770
 15,973   ConocoPhillips....................................   1,410,416
  4,445   Devon Energy Corp.................................     395,205
  1,445   ENSCO International, Inc..........................      86,151
  2,460   EOG Resources, Inc................................     219,555
 54,558   Exxon Mobil Corp..................................   5,111,538
  2,775   Hess Corp.........................................     279,887
  7,093   Marathon Oil Corp.................................     431,680
  1,880   Murphy Oil Corp...................................     159,499
  2,826   Nabors Industries Ltd. (Bermuda)*.................      77,404
  2,675   Noble Corp........................................     151,164
  1,715   Noble Energy, Inc.................................     136,377
  8,274   Occidental Petroleum Corp.........................     637,015
  1,490   Range Resources Corp..............................      76,526
  1,110   Rowan Cos., Inc.(a)...............................      43,801
  1,177   Sunoco, Inc.......................................      85,262
  1,370   Tesoro Corp.......................................      65,349
  3,176   Transocean, Inc.(a)...............................     454,645
  5,495   Valero Energy Corp................................     384,815
  4,828   XTO Energy, Inc...................................     247,966
                                                             -----------
                                                              13,261,418
                                                             -----------
          Oil & Gas Services--1.9%
  3,180   Baker Hughes, Inc.................................     257,898
  2,920   BJ Services Co....................................      70,839
  8,796   Halliburton Co....................................     333,456
  3,560   National Oilwell Varco, Inc.*.....................     261,518
 11,945   Schlumberger Ltd..................................   1,175,030

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  2,000   Smith International, Inc.......................... $  147,700
  3,370   Weatherford International Ltd.*...................    231,182
                                                             ----------
                                                              2,477,623
                                                             ----------
          Packaging & Containers--0.1%
  1,005   Ball Corp.........................................     45,225
  1,000   Bemis Co., Inc....................................     27,380
  1,300   Pactiv Corp.*.....................................     34,619
  1,610   Sealed Air Corp.(a)...............................     37,255
                                                             ----------
                                                                144,479
                                                             ----------
          Pharmaceuticals--5.7%
 15,430   Abbott Laboratories...............................    866,394
  3,065   Allergan, Inc.....................................    196,896
  1,676   AmerisourceBergen Corp............................     75,202
  1,075   Barr Pharmaceuticals, Inc.*.......................     57,083
 19,753   Bristol-Myers Squibb Co...........................    523,850
  3,612   Cardinal Health, Inc..............................    208,593
  9,856   Eli Lilly & Co....................................    526,212
  2,520   Express Scripts, Inc.*............................    183,960
  3,115   Forest Laboratories, Inc.*........................    113,542
  9,293   Gilead Sciences, Inc.*............................    427,571
  1,575   Hospira, Inc.*....................................     67,158
  2,436   King Pharmaceuticals, Inc.*.......................     24,945
  2,672   Medco Health Solutions, Inc.*.....................    270,941
 21,737   Merck & Co., Inc..................................  1,263,136
  3,015   Mylan Laboratories, Inc.*(a)......................     42,391

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 68,200   Pfizer, Inc....................................... $1,550,185
 16,173   Schering-Plough Corp..............................    430,849
  1,035   Watson Pharmaceuticals, Inc.*(a)..................     28,090
 13,372   Wyeth.............................................    590,909
                                                             ----------
                                                              7,447,907
                                                             ----------
          Pipelines--0.5%
  6,990   El Paso Corp......................................    120,508
  1,727   Questar Corp......................................     93,431
  6,311   Spectra Energy Corp...............................    162,950
  5,926   Williams Cos., Inc. (The).........................    212,032
                                                             ----------
                                                                588,921
                                                             ----------
          Real Estate--0.0%
  1,972   CB Richard Ellis Group, Inc.*(a)..................     42,497
                                                             ----------
          Real Estate Investment Trusts--0.9%
    955   Apartment Investment & Management Co., Class A....     33,167
    790   AvalonBay Communities, Inc........................     74,371
  1,190   Boston Properties, Inc............................    109,254
  1,225   Developers Diversified Realty Corp................     46,905
  2,706   Equity Residential................................     98,688
  2,435   General Growth Properties, Inc.(a)................    100,273
  5,215   Host Hotels & Resorts, Inc........................     88,864
  2,522   Kimco Realty Corp.................................     91,801
  2,570   Prologis..........................................    162,887
  1,245   Public Storage, Inc...............................     91,395

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  2,230   Simon Property Group, Inc......................... $  193,697
  1,337   Vornado Realty Trust..............................    117,589
                                                             ----------
                                                              1,208,891
                                                             ----------
          Retail--4.9%
    860   Abercrombie & Fitch Co............................     68,774
  1,375   AutoNation, Inc.*(a)..............................     21,533
    444   AutoZone, Inc.*...................................     53,240
  2,645   Bed Bath & Beyond, Inc.*..........................     77,737
  3,505   Best Buy Co., Inc.................................    184,538
    900   Big Lots, Inc.*...................................     14,391
  1,680   Circuit City Stores, Inc..........................      7,056
  4,335   Costco Wholesale Corp.............................    302,410
 14,746   CVS Corp..........................................    586,154
  1,415   Darden Restaurants, Inc...........................     39,210
    570   Dillard's, Inc....................................     10,705
  1,400   Family Dollar Stores, Inc.(a).....................     26,922
  1,590   GameStop Corp.*...................................     98,755
  4,650   GAP, Inc. (The)...................................     98,952
 16,850   Home Depot, Inc...................................    453,939
  2,215   J. C. Penney Co., Inc.............................     97,438
  3,131   Kohl's Corp.*.....................................    143,400
  3,100   Limited Brands, Inc...............................     58,683
 14,604   Lowe's Cos., Inc..................................    330,342
  4,323   MACY'S, Inc.......................................    111,836
 11,810   McDonald's Corp...................................    695,726
  1,875   Nordstrom, Inc....................................     68,869
  2,725   Office Depot, Inc.*...............................     37,905
    750   OfficeMax, Inc....................................     15,495
  1,305   RadioShack Corp.(a)...............................     22,002

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
    728   Sears Holdings Corp.*(a).......................... $   74,292
  7,057   Staples, Inc......................................    162,805
  7,292   Starbucks Corp.*..................................    149,267
  8,298   Target Corp.......................................    414,900
  1,355   Tiffany & Co......................................     62,371
  4,362   TJX Cos., Inc.....................................    125,320
  9,903   Walgreen Co.......................................    377,106
 23,593   Wal-Mart Stores, Inc..............................  1,121,374
    870   Wendy's International, Inc........................     22,481
  5,080   Yum! Brands, Inc..................................    194,412
                                                             ----------
                                                              6,330,340
                                                             ----------
          Savings & Loans--0.2%
  5,195   Hudson City Bancorp, Inc..........................     78,029
  3,597   Sovereign Bancorp, Inc.(a)........................     41,006
  8,672   Washington Mutual, Inc.(a)........................    118,026
                                                             ----------
                                                                237,061
                                                             ----------
          Semiconductors--2.7%
  6,026   Advanced Micro Devices, Inc.*(a)..................     45,195
  3,350   Altera Corp.......................................     64,722
  3,030   Analog Devices, Inc...............................     96,051
 13,760   Applied Materials, Inc............................    244,378
  4,695   Broadcom Corp.*...................................    122,727
 58,385   Intel Corp........................................  1,556,545
  1,820   KLA-Tencor Corp...................................     87,651
  2,230   Linear Technology Corp.(a)........................     70,981
  7,045   LSI Logic Corp.*(a)...............................     37,409

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
  2,290   MEMC Electronic Materials, Inc.*.................. $  202,642
  2,140   Microchip Technology, Inc.(a).....................     67,239
  7,590   Micron Technology, Inc.*(a).......................     55,028
  2,346   National Semiconductor Corp.......................     53,113
  1,160   Novellus Systems, Inc.*(a)........................     31,981
  5,549   NVIDIA Corp.*.....................................    188,777
  1,365   QLogic Corp.*.....................................     19,383
  1,730   Teradyne, Inc.*...................................     17,888
 13,962   Texas Instruments, Inc.(a)........................    466,331
  2,935   Xilinx, Inc.(a)...................................     64,188
                                                             ----------
                                                              3,492,229
                                                             ----------
          Software--4.0%
  5,729   Adobe Systems, Inc.*..............................    244,800
  2,306   Autodesk, Inc.*...................................    114,747
  5,255   Automatic Data Processing, Inc....................    234,005
  1,955   BMC Software, Inc.*...............................     69,676
  3,910   CA, Inc...........................................     97,555
  1,895   Citrix Systems, Inc.*.............................     72,029
  2,855   Compuware Corp.*..................................     25,352
  3,145   Electronic Arts, Inc.*(a).........................    183,699
  1,705   Fidelity National Information Services, Inc.......     70,911
  1,645   Fiserv, Inc.*.....................................     91,281
  1,935   IMS Health, Inc...................................     44,582
  3,319   Intuit, Inc.*.....................................    104,914

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 80,343   Microsoft Corp.................................... $2,860,211
  3,490   Novell, Inc.*.....................................     23,976
 39,375   Oracle Corp.*.....................................    889,088
  3,330   Paychex, Inc......................................    120,613
    415   Total System Services, Inc........................     11,620
                                                             ----------
                                                              5,259,059
                                                             ----------
          Telecommunications--6.1%
  4,040   American Tower Corp.*.............................    172,104
 60,559   AT&T, Inc.........................................  2,516,832
  1,103   CenturyTel, Inc...................................     45,730
    857   Ciena Corp.*(a)...................................     29,232
 60,580   Cisco Systems, Inc.*..............................  1,639,901
  3,270   Citizens Communications Co........................     41,627
 15,736   Corning, Inc......................................    377,507
  1,524   Embarq Corp.......................................     75,484
  2,188   JDS Uniphase Corp.*(a)............................     29,100
  5,205   Juniper Networks, Inc.*...........................    172,806
 22,810   Motorola, Inc.....................................    365,872
 16,342   QUALCOMM, Inc.....................................    643,058
 15,679   Qwest Communications International, Inc.*(a)......    109,910
 28,398   Sprint Nextel Corp.(a)............................    372,866
  4,385   Tellabs, Inc.*(a).................................     28,678
 28,862   Verizon Communications, Inc.......................  1,260,981
  4,760   Windstream Corp...................................     61,975
                                                             ----------
                                                              7,943,663
                                                             ----------
          Textiles--0.0%
  1,345   Cintas Corp.......................................     45,219
                                                             ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    ------------
          Common Stocks (Continued)
          Toys/Games/Hobbies--0.1%
   1,465  Hasbro, Inc....................................... $     37,475
   3,660  Mattel, Inc.......................................       69,686
                                                             ------------
                                                                  107,161
                                                             ------------
          Transportation--1.7%
   2,975  Burlington Northern Santa Fe Corp.................      247,609
   1,695  CH Robinson Worldwide, Inc........................       91,733
   4,200  CSX Corp..........................................      184,716
   2,130  Expeditors International Washington, Inc.(a)......       95,168
   3,090  FedEx Corp........................................      275,535
   3,865  Norfolk Southern Corp.............................      194,951
     580  Ryder System, Inc.(a).............................       27,266
   2,625  Union Pacific Corp................................      329,753
  10,496  United Parcel Service, Inc., Class B(a)...........      742,278
                                                             ------------
                                                                2,189,009
                                                             ------------
          Total Common Stocks (Cost $107,144,262)...........  128,507,959
                                                             ------------
Principal
 Amount
---------
          United States Government Obligation--0.2%
          United States Treasury Bills+--0.2%
$300,000  4.70%, 1/17/08 (Cost $299,373)....................      299,672
                                                             ------------

Number of
 Shares                                                           Value
----------                                                    ------------
           Money Market Fund--0.8%
   993,421 BNY Hamilton Money Fund (Institutional Shares),
           4.95%(b) (Cost $993,421).......................... $    993,421
                                                              ------------
           Investment of Cash Collateral for Securities Loaned--9.0%
           Money Market Fund--9.0%
11,644,839 BNY Institutional Cash Reserve Fund,
           5.02%(c) (Cost $11,644,839)(d)....................   11,644,839
                                                              ------------
           Total Investments  (Cost $120,081,895)(e)--108.9%.  141,445,891
           Liabilities in excess of other assets--(8.9%).....  (11,588,392)
                                                              ------------
           Net Assets--100.0%................................ $129,857,499
                                                              ------------

* Non-income producing security.
+ Coupon rate represents discounted rate at time of purchase for United States
  Treasury Bill.
(a)Security, or a portion thereof, was on loan at December 31, 2007.
(b)Represents annualized 7 day yield at December 31, 2007
(c)Interest rate shown reflects the yield as December 31, 2007.
(d)At December 31, 2007, the total market value of the Fund's securities on loan was $11,248,848 and the total value of the collateral held by the Fund was $11,644,839.
(e)The cost of investments for Federal income tax purposes is $120,771,516. At December 31, 2007, net unrealized appreciation was $20,674,375 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $29,787,705 and aggregate gross unrealized depreciation of $9,113,330.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2007


At December 31, 2007, the S&P 500 Index Fund had entered into exchange traded financial future contracts as described below:

                            Maturity            Unrealized
                     Index    Date   Contracts Depreciation
                     -----  -------- --------- ------------
                    S&P 500  March
                     Index    2008      23       $(18,226)

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks--96.0%
          Banks--6.2%
  57,200  Bank of the Ozarks, Inc.(a)....................... $ 1,498,640
 100,700  East West Bancorp, Inc.(a)........................   2,439,961
  63,000  PrivateBancorp, Inc.(a)...........................   2,056,950
 120,500  Signature Bank*(a)................................   4,066,875
 125,500  Umpqua Holdings Corp.(a)..........................   1,925,170
                                                             -----------
                                                              11,987,596
                                                             -----------
          Building Materials--1.6%
 106,500  Universal Forest Products, Inc.(a)................   3,137,490
                                                             -----------
          Commercial Services--10.5%
 193,200  Healthcare Services Group(a)......................   4,091,976
 128,000  HMS Holdings Corp.*(a)............................   4,250,880
  48,900  Landauer, Inc.....................................   2,535,465
  86,797  Monro Muffler, Inc.(a)............................   1,691,674
  94,000  Ritchie Bros. Auctioneers, Inc. (Canada)(a).......   7,773,799
                                                             -----------
                                                              20,343,794
                                                             -----------
          Computers--2.1%
 219,884  Smart Modular Technologies WWH, Inc.*(a)..........   2,238,419
  71,500  Stratasys, Inc.*(a)...............................   1,847,560
                                                             -----------
                                                               4,085,979
                                                             -----------
          Diversified Financial Services--5.6%
 107,000  Investment Technology Group, Inc.*................   5,092,130

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks--(Continued)
  89,000  National Financial Partners Corp.(a).............. $ 4,059,290
  40,500  Portfolio Recovery Associates, Inc.(a)............   1,606,635
                                                             -----------
                                                              10,758,055
                                                             -----------
          Electric--3.2%
 220,000  Cleco Corp.(a)....................................   6,116,000
                                                             -----------
          Electronics--5.5%
 149,170  II-VI, Inc.*(a)...................................   4,557,144
 130,000  LoJack Corp.*(a)..................................   2,185,300
 304,500  Newport Corp.*(a).................................   3,894,555
                                                             -----------
                                                              10,636,999
                                                             -----------
          Environmental Control--2.2%
  94,200  American Ecology Corp.(a).........................   2,211,816
  35,000  Stericycle, Inc.*.................................   2,079,000
                                                             -----------
                                                               4,290,816
                                                             -----------
          Food--3.6%
 101,600  Performance Food Group Co.*.......................   2,729,992
  70,000  Ralcorp Holdings, Inc.*...........................   4,255,300
                                                             -----------
                                                               6,985,292
                                                             -----------
          Healthcare--Products--5.4%
 135,000  Meridian Bioscience, Inc.(a)......................   4,060,800
  49,600  Palomar Medical Technologies, Inc.*(a)............     759,872
  85,000  Respironics, Inc.*................................   5,565,800
                                                             -----------
                                                              10,386,472
                                                             -----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks--(Continued)
          Household Products/Wares--3.5%
 140,000  Tupperware Brands Corp............................ $ 4,624,200
  55,400  WD-40 Co..........................................   2,103,538
                                                             -----------
                                                               6,727,738
                                                             -----------
          Housewares--2.7%
  95,000  Toro Co. (The)....................................   5,171,800
                                                             -----------
          Insurance--2.1%
  73,000  ProAssurance Corp.*(a)............................   4,009,160
                                                             -----------
          Leisure Time--2.3%
  90,000  Life Time Fitness, Inc.*(a).......................   4,471,200
                                                             -----------
          Machinery--Diversified--3.3%
  83,000  Middleby Corp.*(a)................................   6,359,460
                                                             -----------
          Miscellaneous Manufacturing--6.6%
  60,000  Ceradyne, Inc.*(a)................................   2,815,800
 117,300  Clarcor, Inc......................................   4,453,881
 115,000  Matthews International Corp., Class A(a)..........   5,390,050
                                                             -----------
                                                              12,659,731
                                                             -----------
          Packaging & Containers--1.9%
  70,900  Silgan Holdings, Inc..............................   3,682,546
                                                             -----------
          Oil & Gas--2.1%
 103,300  St. Mary Land & Exploration Co....................   3,988,413
                                                             -----------
          Oil & Gas Services--2.5%
  86,600  Dril-Quip, Inc.*(a)...............................   4,820,156
                                                             -----------
          Real Estate Investment Trusts--3.8%
 160,400  American Campus Communities, Inc..................   4,306,740

Number of
 Shares                                                         Value
---------                                                    ------------
          Common Stocks--(Continued)
 141,100  Cousins Properties, Inc.(a)....................... $  3,118,310
                                                             ------------
                                                                7,425,050
                                                             ------------
          Retail--3.8%
 143,000  Hibbett Sports, Inc.*(a)..........................    2,857,140
  59,330  O'Reilly Automotive, Inc.*(a).....................    1,924,072
  72,000  Tractor Supply Co.*(a)............................    2,587,680
                                                             ------------
                                                                7,368,892
                                                             ------------
          Semiconductors--2.2%
 108,800  Cohu, Inc.........................................    1,664,640
  50,300  Hittite Microwave Corp.*(a).......................    2,402,328
  21,015  MoSys, Inc.*(a)...................................      101,923
                                                             ------------
                                                                4,168,891
                                                             ------------
          Software--10.2%
 140,000  Ansys, Inc.*(a)...................................    5,804,400
 112,900  Avid Technology Inc.*(a)..........................    3,199,586
 173,650  Blackbaud, Inc....................................    4,869,146
 104,160  Computer Programs & Systems, Inc.(a)..............    2,368,598
 291,700  Epicor Software Corp.*(a).........................    3,436,226
                                                             ------------
                                                               19,677,956
                                                             ------------
          Storage/Warehousing--1.0%
 107,300  Mobile Mini, Inc.*(a).............................    1,989,342
                                                             ------------
          Telecommunications--2.1%
 270,000  Alaska Communications Systems Group, Inc..........    4,050,000
                                                             ------------
          Total Common Stocks  (Costs $174,058,088).........  185,298,828
                                                             ------------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         December 31, 2007

Number of
 Shares                                                           Value
----------                                                    ------------
           Mutual Funds--2.9%
           Energy--2.9%
   111,700 Tortoise Energy Capital Corp.(a).................. $  2,820,425
    84,868 Tortoise Energy Infrastructure Corp.(a)...........    2,826,953
                                                              ------------
           Total Mutual Funds (Cost $5,205,190)..............    5,647,378
                                                              ------------
           Money Market Fund--1.1%
 2,118,097 BNY Hamilton Money Fund (Institutional Shares),
           4.95%(b) (Costs $2,118,097).......................    2,118,097
                                                              ------------
           Investment of Cash Collateral for Securities Loaned--31.5%
           Money Market Fund--31.5%
60,838,078 BNY Institutional Cash Revenue Fund,
           5.02%(c) (Costs $60,838,078)(d)...................   60,838,078
                                                              ------------
           Total Investments (Cost $242,219,453)(e)--131.5%..  253,902,381
           Liabilities in excess of other assets--(31.5%)....  (60,793,170)
                                                              ------------
           Net Assets--100.0%................................ $193,109,211
                                                              ------------

*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at December 31, 2007.
(b)Represents annualized 7 day yield at December 31, 2007.
(c)Interest rate shown reflects the yield at December 31, 2007.
(d)At December 31, 2007, the total market value of the Fund's securities on loan was $58,523,292 and the total value of the collateral held by the Fund $60,838,078.
(e)The cost of investments for Federal income tax purposes is $242,210,608. At December 31, 2007, net unrealized appreciation was $11,691,773 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $30,819,340 and aggregate gross unrealized depreciation of $19,127,567.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks--98.3%
          Advertising--1.9%
 33,410   Gaiam, Inc., Class A*(a).......................... $  991,609
 34,195   inVentiv Health, Inc.*............................  1,058,677
                                                             ----------
                                                              2,050,286
                                                             ----------
          Aerospace/Defense--1.1%
 24,010   Aerovironment, Inc.*(a)...........................    581,042
 13,935   TransDigm Group, Inc.*............................    629,444
                                                             ----------
                                                              1,210,486
                                                             ----------
          Airlines--1.3%
 44,315   Allegiant Travel Co.*(a)..........................  1,424,284
                                                             ----------
          Apparel--1.5%
 39,630   Volcom, Inc.*(a)..................................    873,049
 28,310   Wolverine World Wide, Inc.........................    694,161
                                                             ----------
                                                              1,567,210
                                                             ----------
          Banks--1.2%
 24,195   SVB Financial Group*(a)...........................  1,219,428
                                                             ----------
          Beverages--1.0%
 10,370   Boston Beer Co., Inc.*............................    390,431
 11,730   Central European Distribution Corp.*..............    681,278
                                                             ----------
                                                              1,071,709
                                                             ----------
          Biotechnology--4.9%
 28,580   Genomic Health, Inc.*(a)..........................    647,051
 35,543   Illumina, Inc.*(a)................................  2,106,277
 47,170   Lifecell Corp.*(a)................................  2,033,499
  7,180   Myriad Genetics, Inc.*(a).........................    333,296
                                                             ----------
                                                              5,120,123
                                                             ----------

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Building Materials--0.6%
  14,470  Lennox International, Inc......................... $   599,347
                                                             -----------
          Chemicals--0.9%
  16,520  OM Group, Inc.*...................................     950,561
                                                             -----------
          Coal--0.5%
  15,680  Massey Energy Co..................................     560,560
                                                             -----------
          Commercial Services--11.2%
  25,370  Advisory Board Co.*...............................   1,628,501
   8,790  Capella Education Co.*............................     575,393
  17,270  CoStar Group, Inc.*(a)............................     816,008
  15,580  CRA International, Inc.*(a).......................     741,764
  33,395  DeVry, Inc........................................   1,735,205
  13,150  Dollar Financial Corp.*...........................     403,574
  26,800  Geo Group, Inc. (The)*(a).........................     750,400
  65,695  Healthcare Services Group(a)......................   1,391,420
  35,495  Macquarie Infrastructure Co., LLC(a)..............   1,438,612
   5,790  Strayer Education, Inc............................     987,658
  30,085  VistaPrint Ltd.*(a)...............................   1,289,142
                                                             -----------
                                                              11,757,677
                                                             -----------
          Computers--0.8%
  55,290  Comtech Group, Inc. (China)*(a)...................     890,722
                                                             -----------
          Cosmetics/Personal Care--0.8%
  45,960  Inter Parfums, Inc................................     825,901
                                                             -----------
          Distribution/Wholesale--2.6%
 130,560  LKQ Corp.*........................................   2,744,371
                                                             -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Diversified Financial Services--1.9%
 18,705   FCStone Group, Inc.*(a)........................... $  860,991
 27,970   Portfolio Recovery Associates, Inc.(a)............  1,109,570
                                                             ----------
                                                              1,970,561
                                                             ----------
          Electric--2.8%
 38,670   Cleco Corp........................................  1,075,026
 22,600   Idacorp, Inc.(a)..................................    795,972
 20,090   ITC Holdings Corp.................................  1,133,478
                                                             ----------
                                                              3,004,476
                                                             ----------
          Electronics--4.7%
 33,085   Cymer, Inc.*(a)...................................  1,287,999
 40,965   Daktronics, Inc.(a)...............................    924,580
 42,400   II-VI, Inc.*......................................  1,295,320
 22,170   Varian, Inc.*.....................................  1,447,701
                                                             ----------
                                                              4,955,600
                                                             ----------
          Engineering & Construction--1.1%
 19,510   Shaw Group, Inc. (The)*...........................  1,179,184
                                                             ----------
          Entertainment--0.5%
 57,920   Lions Gate Entertainment Corp.*(a)................    545,606
                                                             ----------
          Environmental Control--1.5%
 33,380   Darling International, Inc.*......................    385,873
 39,507   Waste Connections, Inc.*..........................  1,220,766
                                                             ----------
                                                              1,606,639
                                                             ----------
          Food--2.1%
 21,315   Hain Celestial Group, Inc.*(a)....................    682,080

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 48,835   United Natural Foods, Inc.*(a).................... $1,549,046
                                                             ----------
                                                              2,231,126
                                                             ----------
          Healthcare--Products--6.7%
  5,675   Arthrocare Corp.*(a)..............................    272,684
 12,090   Cepheid, Inc.*(a).................................    318,572
 40,830   Immucor, Inc.*....................................  1,387,812
 47,315   Meridian Bioscience, Inc.(a)......................  1,423,234
 33,025   NuVasive, Inc.*...................................  1,305,148
 28,770   PSS World Medical, Inc.*(a).......................    563,029
 35,390   Sirona Dental Systems, Inc.*(a)...................  1,184,857
  9,980   Trans1, Inc.*(a)..................................    164,371
 10,530   West Pharmaceutical Services, Inc.................    427,413
                                                             ----------
                                                              7,047,120
                                                             ----------
          Healthcare--Services--1.6%
 33,810   Psychiatric Solutions, Inc.*(a)...................  1,098,825
 31,420   Sun Healthcare Group, Inc.*.......................    539,481
                                                             ----------
                                                              1,638,306
                                                             ----------
          Insurance--1.7%
 13,080   Philadelphia Consolidated Holding Corp.*..........    514,698
 24,205   ProAssurance Corp.*...............................  1,329,339
                                                             ----------
                                                              1,844,037
                                                             ----------
          Internet--3.9%
 10,870   Blue Nile, Inc.*(a)...............................    739,812
 19,480   comScore, Inc.*(a)................................    635,632

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2007

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 14,150   DealerTrack Holdings, Inc.*....................... $  473,601
 19,420   Digital River, Inc.*..............................    642,219
 53,600   GSI Commerce, Inc.*(a)............................  1,045,201
 21,170   Shutterfly, Inc.*(a)..............................    542,375
                                                             ----------
                                                              4,078,840
                                                             ----------
          Leisure Time--2.0%
 21,930   Life Time Fitness, Inc.*(a).......................  1,089,482
 28,837   WMS Industries, Inc.*(a)..........................  1,056,588
                                                             ----------
                                                              2,146,070
                                                             ----------
          Lodging--0.4%
 10,650   Gaylord Entertainment Co.*........................    431,006
                                                             ----------
          Machinery--Diversified--1.0%
 29,985   Wabtec Corp.......................................  1,032,683
                                                             ----------
          Metal Fabricate/Hardware--0.3%
  5,930   Dynamic Materials Corp.(a)........................    349,277
                                                             ----------
          Miscellaneous Manufacturing--1.5%
 14,710   Acuity Brands, Inc................................    661,950
 36,230   Hexcel Corp.*(a)..................................    879,664
                                                             ----------
                                                              1,541,614
                                                             ----------
          Oil & Gas--1.6%
  6,180   Atwood Oceanics, Inc.*............................    619,483
 27,480   Cabot Oil & Gas Corp..............................  1,109,368
                                                             ----------
                                                              1,728,851
                                                             ----------
          Oil & Gas Services--4.6%
 25,910   CARBO Ceramics, Inc.(a)...........................    963,852
  8,050   Core Laboratories NV (Netherlands)*...............  1,003,996

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
 18,160   Dril-Quip, Inc.*.................................. $1,010,786
 34,710   Hercules Offshore, Inc.*(a).......................    825,404
 10,480   Oceaneering International, Inc.*..................    705,828
  5,720   W-H Energy Services, Inc.*........................    321,521
                                                             ----------
                                                              4,831,387
                                                             ----------
          Pharmaceuticals--1.2%
 16,470   Alkermes, Inc.*(a)................................    256,767
 28,890   BioMarin Pharmaceutical, Inc.*(a).................  1,022,706
                                                             ----------
                                                              1,279,473
                                                             ----------
          Real Estate Investment Trusts--0.5%
 23,350   Senior Housing Properties Trust...................    529,578
                                                             ----------
          Retail--4.4%
 39,260   BJ's Restaurants, Inc.*(a)........................    638,368
 11,335   Chipotle Mexican Grill, Inc., Class A*(a).........  1,667,038
 27,895   J. Crew Group, Inc.*(a)...........................  1,344,818
 39,765   Zumiez, Inc.*(a)..................................    968,675
                                                             ----------
                                                              4,618,899
                                                             ----------
          Semiconductors--6.7%
  7,550   Cavium Networks, Inc.*............................    173,801
 30,870   Formfactor, Inc.*(a)..............................  1,021,797
 20,310   Hittite Microwave Corp.*(a).......................    970,006
 39,105   Netlogic Microsystems, Inc.*(a)...................  1,259,181
 21,800   Silicon Laboratories, Inc.*.......................    815,974

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2007

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
 38,270   Sirf Technology Holdings, Inc.*(a)................ $   961,725
 44,590   Tessera Technologies, Inc.*.......................   1,854,944
                                                             -----------
                                                               7,057,428
                                                             -----------
          Software--9.9%
 46,700   Allscripts Healthcare Solutions, Inc.*(a).........     906,914
 28,025   Blackbaud, Inc.(a)................................     785,821
 41,965   Blackboard, Inc.*(a)..............................   1,689,091
 27,250   Concur Technologies, Inc.*........................     986,723
 94,415   Informatica Corp.*................................   1,701,358
 93,990   Nuance Communications, Inc.*(a)...................   1,755,733
 10,730   Taleo Corp.*......................................     319,539
 14,900   THQ, Inc.*(a).....................................     420,031
 58,950   Ultimate Software Group, Inc.*(a).................   1,855,157
                                                             -----------
                                                              10,420,367
                                                             -----------
          Telecommunications--5.4%
 18,810   Acme Packet, Inc.*(a).............................     236,818
 78,372   Arris Group, Inc.*(a).............................     782,153
 21,940   Aruba Networks, Inc.*(a)..........................     327,125
 47,225   Atheros Communications, Inc.*(a)..................   1,442,252
  7,060   CBeyond, Inc.*....................................     275,269
 30,660   Foundry Networks, Inc.*...........................     537,163
 32,710   Netgear, Inc.*....................................   1,166,766

Number of
 Shares                                                           Value
----------                                                    ------------
           Common Stocks (Continued)
    19,995 NeuStar, Inc., Class A*(a)........................ $    573,457
    11,160 NTELOS Holdings Corp.(a)..........................      331,340
                                                              ------------
                                                                 5,672,343
                                                              ------------
           Total Common Stocks (Cost $89,874,368)............  103,733,136
                                                              ------------
           Investment of Cash Collateral for Securities Loaned--32.0%
           Money Market Fund--32.0%
33,747,208 BNY Institutional Cash Reserve Fund, 5.02%(b)
            (Cost $33,747,208)(c)............................   33,747,208
                                                              ------------
           Total Investments  (Cost $123,621,576)(d)--130.3%.  137,480,344
           Liabilities in excess of other assets--(30.3%)....  (32,004,224)
                                                              ------------
           Net Assets--100.0%................................ $105,476,120
                                                              ------------

*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at December 31, 2007
(b)Interest rate shown reflects the yield as of December 31, 2007.
(c)At December 31, 2007, the total market value of the Fund's securities on loan was $32,506,208 and the total value of the collateral held by the Fund was $33,747,208.
(d)The cost of investments for Federal income tax purposes is $124,276,070. At December 31, 2007, net unrealized appreciation was $13,204,274 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $17,607,585 and aggregate gross unrealized depreciation of $4,403,311.

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         December 31, 2007

                                                 Global Real                   Large        Large        Large
                                                   Estate     International     Cap          Cap          Cap
                                                 Securities      Equity        Equity       Growth       Value
                                                    Fund          Fund          Fund         Fund        Fund
                                                 -----------  ------------- ------------ ------------ ------------
Assets:
-----------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost............ $56,028,204  $409,341,087  $332,943,465 $115,732,923 $285,540,269
  Affiliated investments at cost................     490,316   165,909,926    26,990,062    3,211,647   31,540,776
  Foreign currency at cost......................       5,255            --            --           --           --
-----------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value....  49,573,365   549,861,415   419,608,940  141,685,976  329,030,405
  Affiliated investments at market value,
   (including securities on loan) (Note 4)......     490,316   165,909,926    26,990,062    3,211,647   31,540,776
  Foreign currency..............................       7,410            --            --           --           --
  Receivables:
   Investments sold.............................     693,034     9,622,997     5,963,901    2,730,606    1,503,300
   Capital stock sold...........................     640,000     1,560,290        54,422           20        4,312
   Dividends....................................     256,804       518,831       470,609       99,441      673,280
   Reclaims.....................................       6,394       200,880            --           --           --
   Interest.....................................       1,062         2,139        18,981       14,759       12,955
   Interest on securities lending...............          --        98,001        11,360        2,941       13,122
  Other assets..................................       3,150        16,022        24,535        9,167       12,775
                                                 -----------  ------------  ------------ ------------ ------------
   Total Assets.................................  51,671,535   727,790,501   453,142,810  147,754,557  362,790,925
                                                 -----------  ------------  ------------ ------------ ------------
Liabilities:
  Due to custodian..............................       6,230    10,303,802        62,244           --      311,685
  Payables:
   Capital stock repurchased....................     264,681       168,777       206,396       49,404      164,913
   Investments purchased........................     120,371            --     2,104,435    1,838,131           --
   Services provided by The Bank of
    New York....................................      43,127       301,612       266,166       94,092      206,224
   Collateral for securities on loan (Note 4)...          --   165,909,926    21,979,234    2,856,149   31,540,776
  Accrued expenses and other liabilities........      45,427        91,884       131,372       61,225       72,784
                                                 -----------  ------------  ------------ ------------ ------------
   Total Liabilities............................     479,836   176,776,001    24,749,847    4,899,001   32,296,382
                                                 -----------  ------------  ------------ ------------ ------------
Net Assets:..................................... $51,191,699  $551,014,500  $428,392,963 $142,855,556 $330,494,543
                                                 -----------  ------------  ------------ ------------ ------------
Sources Of Net Assets:
  Capital stock @ par........................... $     5,662  $     33,242  $     29,226 $     17,435 $     28,723
  Paid-in capital...............................  59,726,081   452,279,945   327,367,889  111,492,687  280,277,113
  Undistributed net investment income (loss)....    (170,885)      396,729        34,250        3,626       53,628
  Accumulated net realized gain (loss) on
   investments, foreign currency and written
   option transactions..........................  (1,917,169)  (42,215,744)   14,296,123    5,388,755    6,644,943
  Net unrealized appreciation (depreciation) on
   investments, foreign currency and written
   options......................................  (6,451,990)  140,520,328    86,665,475   25,953,053   43,490,136
                                                 -----------  ------------  ------------ ------------ ------------
Net Assets...................................... $51,191,699  $551,014,500  $428,392,963 $142,855,556 $330,494,543
                                                 -----------  ------------  ------------ ------------ ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007

                                                  Global Real                   Large        Large        Large
                                                    Estate     International     Cap          Cap          Cap
                                                  Securities      Equity        Equity       Growth       Value
                                                     Fund          Fund          Fund         Fund        Fund
                                                  ------------ ------------- ------------ ------------ ------------
Class A Shares:
  Net assets..................................... $     51,690 $  5,622,560  $ 27,390,817 $  4,126,871 $  1,214,025
                                                  ------------ ------------  ------------ ------------ ------------
  Shares outstanding.............................        5,715      343,471     1,874,186      509,246      105,135
                                                  ------------ ------------  ------------ ------------ ------------
  Net asset value, offering price and repurchase
   price per share............................... $       9.04 $      16.37  $      14.61 $       8.10 $      11.55
  Maximum sales charge--5.25% of public
   offering price................................         0.50         0.91          0.81         0.45         0.64
                                                  ------------ ------------  ------------ ------------ ------------
  Maximum offering price......................... $       9.54 $      17.28  $      15.42 $       8.55 $      12.19
                                                  ------------ ------------  ------------ ------------ ------------
Institutional Shares:
  Net assets..................................... $ 51,140,009 $545,391,940  $401,002,146 $138,728,685 $329,280,518
                                                  ------------ ------------  ------------ ------------ ------------
  Shares outstanding.............................    5,655,844   32,898,940    27,351,999   16,925,409   28,618,397
                                                  ------------ ------------  ------------ ------------ ------------
  Net asset value, offering price and repurchase
   price per share............................... $       9.04 $      16.58  $      14.66 $       8.20 $      11.51
                                                  ------------ ------------  ------------ ------------ ------------
------------------------------------------------------------------------------------------------------------------
Class A Shares authorized @ $0.001 par value.....  200,000,000  200,000,000   200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par
 value...........................................  200,000,000  200,000,000   200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007

                                                                  Multi-Cap     S&P 500      Small Cap     Small Cap
                                                                   Equity        Index      Core Equity     Growth
                                                                    Fund         Fund          Fund          Fund
                                                                 ----------- ------------  ------------  ------------
Assets:
--------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost............................ $45,812,635 $107,443,635  $179,263,278  $ 89,874,368
  Affiliated investments at cost................................   8,735,198   12,638,260    62,956,175    33,747,208
--------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value....................  58,050,166  128,807,631   190,946,206   103,733,136
  Affiliated investments at market value, (including securities
   on loan) (Note 4)............................................   8,735,198   12,638,260    62,956,175    33,747,208
  Cash..........................................................          --        1,553            --            --
  Receivables:
   Dividends....................................................      49,294      188,827       187,813        23,583
   Interest.....................................................       3,401        3,590         8,626        17,646
   Interest on securities lending...............................       2,799        4,352        40,400        23,136
   Investments sold.............................................          --       31,773            --     3,495,985
   Capital stock sold...........................................          --       30,500        70,000        83,474
  Other assets..................................................       9,009       10,872         6,859        11,277
                                                                 ----------- ------------  ------------  ------------
   Total Assets.................................................  66,849,867  141,717,358   254,216,079   141,135,445
                                                                 ----------- ------------  ------------  ------------
Liabilities:
  Due to custodian..............................................          --           --            42     1,726,940
  Payables:
   Collateral for securities on loan (Note 4)...................   7,918,731   11,644,839    60,838,078    33,747,208
   Services provided by The Bank of New York....................      43,593       21,815       157,433        87,768
   Capital stock repurchased....................................       4,607       52,851        39,999        26,862
   Investments purchased........................................          --       77,752            --            --
   Variation margin.............................................          --        9,545            --            --
  Accrued expenses and other liabilities........................      47,775       53,057        71,316        70,547
                                                                 ----------- ------------  ------------  ------------
   Total Liabilities............................................   8,014,706   11,859,859    61,106,868    35,659,325
                                                                 ----------- ------------  ------------  ------------
Net Assets:..................................................... $58,835,161 $129,857,499  $193,109,211  $105,476,120
                                                                 ----------- ------------  ------------  ------------
Sources Of Net Assets:
  Capital stock @ par........................................... $     3,919 $     14,885  $     16,395  $      7,044
  Paid-in capital...............................................  45,677,332  108,767,387   181,855,419    92,264,802
  Undistributed net investment income...........................       3,432       16,738        66,477            --
  Accumulated net realized gain (loss) on investments and
   futures......................................................     912,947     (287,281)     (512,008)     (654,494)
  Net unrealized appreciation on investments and futures........  12,237,531   21,345,770    11,682,928    13,858,768
                                                                 ----------- ------------  ------------  ------------
Net Assets...................................................... $58,835,161 $129,857,499  $193,109,211  $105,476,120
                                                                 ----------- ------------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         December 31, 2007

                                                             Multi-Cap     S&P 500     Small Cap    Small Cap
                                                              Equity        Index     Core Equity    Growth
                                                               Fund         Fund         Fund         Fund
                                                            ------------ ------------ ------------ ------------
Class A & Investor Shares:
  Net assets............................................... $ 58,835,161 $  1,191,689 $  1,854,586 $  3,789,859
                                                            ------------ ------------ ------------ ------------
  Shares outstanding.......................................    3,919,373      136,467      157,935      258,473
                                                            ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $      15.01 $       8.73 $      11.74 $      14.66
  Maximum sales charge--5.25% of public offering price.....         0.83           --         0.65         0.81
                                                            ------------ ------------ ------------ ------------
  Maximum offering price................................... $      15.84 $       8.73 $      12.39 $      15.47
                                                            ------------ ------------ ------------ ------------
Institutional Shares:
  Net assets............................................... $         -- $128,665,810 $191,254,625 $101,686,261
                                                            ------------ ------------ ------------ ------------
  Shares outstanding.......................................           --   14,748,867   16,237,133    6,785,325
                                                            ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $         -- $       8.72 $      11.78 $      14.99
                                                            ------------ ------------ ------------ ------------
--------------------------------------------------------------------------------------------------------------
Class A & Investor Shares authorized @ $0.001 par value....  200,000,000  200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par value.........           --  200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the year ended December 31, 2007

                                                                    Global Real                   Large       Large
                                                                      Estate     International     Cap         Cap
                                                                    Securities      Equity        Equity      Growth
                                                                       Fund          Fund          Fund        Fund
                                                                    -----------  ------------- -----------  -----------
Investment Income:
 Dividends/(a)/.................................................... $ 1,254,267   $15,845,349  $ 7,041,313  $ 1,560,212
 Interest from affiliated fund.....................................      57,242        72,556      273,125      116,570
 Interest..........................................................       7,380            --           --           --
 Securities lending income (Note 4)................................          --       906,895       47,662       16,617
                                                                    -----------   -----------  -----------  -----------
   Total Income....................................................   1,318,889    16,824,800    7,362,100    1,693,399
                                                                    -----------   -----------  -----------  -----------
Expenses:
 Advisory..........................................................     349,020     2,677,998    2,553,617      850,824
 Administration....................................................      41,061       535,600      425,603      141,804
 Transfer agent....................................................      40,688       137,463      131,294       80,699
 Directors.........................................................      24,238        22,801       22,842       22,941
 Legal.............................................................      22,401        46,905       32,651        1,725
 Offering costs....................................................      18,332            --           --           --
 Audit.............................................................      14,964        16,411       20,917       20,277
 Pricing...........................................................      10,971         9,711        2,713          829
 Custodian.........................................................      10,440        35,755       43,391       23,968
 Registration and filings..........................................       5,220        27,517       29,723       26,557
 Reports to shareholders...........................................       3,665        40,894       34,123       14,651
 Cash management...................................................         736         3,858        2,705        1,637
 Insurance.........................................................         250        10,187       10,036        4,388
 12b-1 fee--Class A Shares.........................................          90        14,048       69,617       11,025
 Securities lending................................................          --       122,840       13,185        6,500
 Other.............................................................       6,799        36,087       31,704       10,025
                                                                    -----------   -----------  -----------  -----------
   Total Expenses..................................................     548,875     3,738,075    3,424,121    1,217,850
 Fees waived by The Bank of New York (Note 3)......................     (35,725)           --           --           --
 Earnings credit adjustment (Note 3)...............................      (2,516)       (9,736)          --           --
                                                                    -----------   -----------  -----------  -----------
   Net Expenses....................................................     510,634     3,728,339    3,424,121    1,217,850
                                                                    -----------   -----------  -----------  -----------
   Net Investment Income...........................................     808,255    13,096,461    3,937,979      475,549
                                                                    -----------   -----------  -----------  -----------
Realized and Unrealized Gain (Loss) on
 Investments, Foreign Currency Transactions and
 Written Options:
 Net realized gain (loss) on:
   Investments.....................................................  (2,054,723)   26,632,323   41,601,653   16,214,009
   Foreign currency transactions...................................     129,589            --           --           --
   Written options.................................................          --            --      363,430       67,061
                                                                    -----------   -----------  -----------  -----------
   Net realized gain (loss) on investments, foreign currency
    transactions and written options...............................  (1,925,134)   26,632,323   41,965,083   16,281,070
                                                                    -----------   -----------  -----------  -----------
 Increase (decrease) in unrealized appreciation/depreciation on:
   Investments.....................................................  (6,454,839)    8,151,462     (321,876)   6,892,154
   Foreign currency transactions...................................       2,849            --           --           --
                                                                    -----------   -----------  -----------  -----------
 Net increase (decrease) in unrealized appreciation/depreciation on
  investments, foreign currency transactions and written options...  (6,451,990)    8,151,462     (321,876)   6,892,154
                                                                    -----------   -----------  -----------  -----------
 Net realized and unrealized gain (loss) on investments, foreign
  currency transactions and written options........................  (8,377,124)   34,783,785   41,643,207   23,173,224
                                                                    -----------   -----------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations... $(7,568,869)  $47,880,246  $45,581,186  $23,648,773
                                                                    -----------   -----------  -----------  -----------
(a) Net of foreign withholding taxes of............................ $    64,618   $ 1,678,876  $    20,112  $     2,919
                                                                    -----------   -----------  -----------  -----------

                                                                        Large
                                                                         Cap
                                                                        Value
                                                                        Fund
                                                                    ------------
Investment Income:
 Dividends/(a)/.................................................... $ 10,687,303
 Interest from affiliated fund.....................................      289,909
 Interest..........................................................           --
 Securities lending income (Note 4)................................       54,525
                                                                    ------------
   Total Income....................................................   11,031,737
                                                                    ------------
Expenses:
 Advisory..........................................................    2,131,649
 Administration....................................................      355,275
 Transfer agent....................................................      113,494
 Directors.........................................................       23,016
 Legal.............................................................       32,795
 Offering costs....................................................           --
 Audit.............................................................       16,274
 Pricing...........................................................        1,387
 Custodian.........................................................       32,892
 Registration and filings..........................................       28,243
 Reports to shareholders...........................................       28,302
 Cash management...................................................        3,920
 Insurance.........................................................        9,034
 12b-1 fee--Class A Shares.........................................        3,214
 Securities lending................................................       13,276
 Other.............................................................       27,524
                                                                    ------------
   Total Expenses..................................................    2,820,295
 Fees waived by The Bank of New York (Note 3)......................           --
 Earnings credit adjustment (Note 3)...............................           --
                                                                    ------------
   Net Expenses....................................................    2,820,295
                                                                    ------------
   Net Investment Income...........................................    8,211,442
                                                                    ------------
Realized and Unrealized Gain (Loss) on
 Investments, Foreign Currency Transactions and
 Written Options:
 Net realized gain (loss) on:
   Investments.....................................................   29,027,117
   Foreign currency transactions...................................           --
   Written options.................................................           --
                                                                    ------------
   Net realized gain (loss) on investments, foreign currency
    transactions and written options...............................   29,027,117
                                                                    ------------
 Increase (decrease) in unrealized appreciation/depreciation on:
   Investments.....................................................  (12,463,909)
   Foreign currency transactions...................................           --
                                                                    ------------
 Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency transactions and written options...  (12,463,909)
                                                                    ------------
 Net realized and unrealized gain (loss) on investments, foreign
  currency transactions and written options........................   16,563,208
                                                                    ------------
 Net increase (decrease) in net assets resulting from operations... $ 24,774,650
                                                                    ------------
(a) Net of foreign withholding taxes of............................ $     19,277
                                                                    ------------

See notes to financial statements.

         BNY Hamilton Funds

         For the year ended December 31, 2007

                                                                       Multi-Cap     S&P 500    Small Cap    Small Cap
                                                                        Equity        Index    Core Equity    Growth
                                                                         Fund         Fund        Fund         Fund
                                                                      -----------  ----------  -----------  -----------
Investment Income:
  Dividends/(a)/..................................................... $ 1,210,059  $2,832,195  $ 2,593,792  $   330,437
  Interest from affiliated fund......................................      60,732      69,316      157,452      153,174
  Securities lending income (Note 4).................................      25,597      28,096      235,008      216,389
  Interest...........................................................           7      15,314          103       87,983
                                                                      -----------  ----------  -----------  -----------
   Total Income......................................................   1,296,395   2,944,921    2,986,355      787,983
                                                                      -----------  ----------  -----------  -----------
Expenses:
  Advisory...........................................................     474,034     278,163    1,536,838      878,950
  12b-1 fee--Class A and Investor Shares.............................     158,011       3,321        4,908       10,956
  Administration.....................................................      63,205     139,082      204,885      117,193
  Directors..........................................................      23,009      23,047       22,806       22,966
  Transfer agent.....................................................      19,174      32,870      110,242       83,297
  Registration and filings...........................................      16,690      24,377       28,916       28,887
  Audit..............................................................      13,908      15,493       13,626       24,772
  Custodian..........................................................      10,028      45,070       23,980       13,289
  Securities lending.................................................       8,744       8,027       46,790       33,726
  Legal..............................................................       4,747      10,549       18,021        2,386
  Reports to shareholders............................................       4,003       7,783       21,370        5,781
  Insurance..........................................................       1,686       3,290        4,650        4,927
  Cash management....................................................         667       1,208        2,467           --
  Pricing............................................................         350      16,019        1,662        4,212
  Other..............................................................       3,359      27,598       17,601        8,018
                                                                      -----------  ----------  -----------  -----------
   Total Expenses....................................................     801,615     635,897    2,058,762    1,239,360
  Fees waived by The Bank of New York (Note 3).......................     (11,558)   (145,779)          --           --
                                                                      -----------  ----------  -----------  -----------
   Net Expenses......................................................     790,057     490,118    2,058,762    1,239,360
                                                                      -----------  ----------  -----------  -----------
   Net Investment Income (Loss)......................................     506,338   2,454,803      927,593     (451,377)
                                                                      -----------  ----------  -----------  -----------
Realized and Unrealized Gain (Loss) on Investments
 and Futures:
  Net realized gain on:
   Investments.......................................................   6,981,622   5,101,143   11,866,853    9,858,590
   Futures...........................................................          --      48,718           --           --
                                                                      -----------  ----------  -----------  -----------
   Net realized gain on investments and futures......................   6,981,622   5,149,861   11,866,853    9,858,590
                                                                      -----------  ----------  -----------  -----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments.......................................................  (6,281,660)   (316,421)  (2,971,049)   5,271,189
   Futures...........................................................          --     (28,440)          --           --
                                                                      -----------  ----------  -----------  -----------
  Net increase (decrease) in unrealized appreciation/depreciation on
   investments and futures...........................................  (6,281,660)   (344,861)  (2,971,049)   5,271,189
                                                                      -----------  ----------  -----------  -----------
  Net realized and unrealized gain on investments and futures........     699,962   4,805,000    8,895,804   15,129,779
                                                                      -----------  ----------  -----------  -----------
  Net increase in net assets resulting from operations............... $ 1,206,300  $7,259,803  $ 9,823,397  $14,678,402
                                                                      -----------  ----------  -----------  -----------
(a) Net of foreign withholding taxes of.............................. $     7,371  $       --  $    14,763  $        --
                                                                      -----------  ----------  -----------  -----------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets

                                                                                                  Global Real Estate
                                                                                                    Securities Fund
                                                                                                  -------------------
                                                                                                      Year Ended
                                                                                                     December 31,
                                                                                                  -------------------
                                                                                                      2007      2006
                                                                                                  ------------  -----
Operations:
  Net investment income.......................................................................... $    808,255  $  --
  Net realized gain (loss) on investments and foreign currency
   transactions..................................................................................   (1,925,134)    --
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and foreign currency transactions.................................................   (6,451,990)    --
                                                                                                  ------------  -----
   Net increase (decrease) in net assets resulting from operations...............................   (7,568,869)    --
                                                                                                  ------------  -----
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares...........................................         (894)    --
                         Institutional Shares....................................................     (970,281)    --
                                                                                                  ------------  -----
                                                                                                      (971,175)    --
                                                                                                  ------------  -----
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...............................................       58,506     --
                     Institutional Shares........................................................   73,622,329     10
  Proceeds from shares issued on reinvestment
   of dividends: Class A Shares..................................................................          886     --
           Institutional Shares..................................................................      241,453     --
  Value of capital stock repurchased: Class A Shares.............................................           --     --
                      Institutional Shares.......................................................  (14,191,441)    --
                                                                                                  ------------  -----
  Net increase in net assets resulting from capital stock transactions...........................   59,731,733     10
                                                                                                  ------------  -----
   Increase in Net Assets........................................................................   51,191,689     10
Net Assets:
  Beginning of year..............................................................................           10     --
                                                                                                  ------------  -----
  End of year/(a)/............................................................................... $ 51,191,699  $  10
                                                                                                  ------------  -----
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares....................................................................        6,088     --
         Institutional Shares....................................................................    7,096,151      1
  Shares issued on reinvestment of dividends: Class A Shares.....................................           95     --
                           Institutional Shares..................................................       25,584     --
  Shares repurchased: Class A Shares.............................................................         (468)    --
             Institutional Shares................................................................   (1,465,892)    --
                                                                                                  ------------  -----
   Net increase..................................................................................    5,661,558      1
  Shares outstanding, beginning of year..........................................................            1     --
                                                                                                  ------------  -----
  Shares outstanding, end of year................................................................    5,661,559      1
                                                                                                  ------------  -----
(a) Includes undistributed net investment income as of year end.................................. $         --  $  --
                                                                                                  ------------  -----

                                                                                                         International
                                                                                                          Equity Fund
                                                                                                  --------------------------
                                                                                                          Year Ended
                                                                                                         December 31,
                                                                                                  --------------------------
                                                                                                      2007          2006
                                                                                                  ------------  ------------
Operations:
  Net investment income.......................................................................... $ 13,096,461  $  8,084,418
  Net realized gain (loss) on investments and foreign currency
   transactions..................................................................................   26,632,323    22,774,028
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and foreign currency transactions.................................................    8,151,462    52,789,488
                                                                                                  ------------  ------------
   Net increase (decrease) in net assets resulting from operations...............................   47,880,246    83,647,934
                                                                                                  ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares...........................................     (116,978)      (84,072)
                         Institutional Shares....................................................  (12,711,910)   (7,886,319)
                                                                                                  ------------  ------------
                                                                                                   (12,828,888)   (7,970,391)
                                                                                                  ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...............................................       68,584       298,196
                     Institutional Shares........................................................   96,494,246   128,987,657
  Proceeds from shares issued on reinvestment
   of dividends: Class A Shares..................................................................      115,643        83,351
           Institutional Shares..................................................................    1,872,498     1,383,675
  Value of capital stock repurchased: Class A Shares.............................................     (313,523)     (429,603)
                      Institutional Shares.......................................................  (43,956,150)  (57,519,255)
                                                                                                  ------------  ------------
  Net increase in net assets resulting from capital stock transactions...........................   54,281,298    72,804,021
                                                                                                  ------------  ------------
   Increase in Net Assets........................................................................   89,332,656   148,481,564
Net Assets:
  Beginning of year..............................................................................  461,681,844   313,200,280
                                                                                                  ------------  ------------
  End of year/(a)/............................................................................... $551,014,500  $461,681,844
                                                                                                  ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares....................................................................        4,271        21,515
         Institutional Shares....................................................................    5,899,901     9,160,507
  Shares issued on reinvestment of dividends: Class A Shares.....................................        7,157         5,495
                           Institutional Shares..................................................      114,386        90,083
  Shares repurchased: Class A Shares.............................................................      (19,466)      (30,802)
             Institutional Shares................................................................   (2,640,766)   (4,191,362)
                                                                                                  ------------  ------------
   Net increase..................................................................................    3,365,483     5,055,436
  Shares outstanding, beginning of year..........................................................   29,876,928    24,821,492
                                                                                                  ------------  ------------
  Shares outstanding, end of year................................................................   33,242,411    29,876,928
                                                                                                  ------------  ------------
(a) Includes undistributed net investment income as of year end.................................. $    396,729  $    129,156
                                                                                                  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                 Large Cap Equity Fund
                                                                                              --------------------------
                                                                                                      Year Ended
                                                                                                     December 31,
                                                                                              --------------------------
                                                                                                  2007          2006
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $  3,937,979  $  3,611,030
  Net realized gain on investments and written options.......................................   41,965,083    32,827,654
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and written options...........................................................     (321,876)   23,709,625
                                                                                              ------------  ------------
   Net increase in net assets resulting from operations......................................   45,581,186    60,148,309
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................     (186,149)     (169,216)
                         Institutional Shares................................................   (3,677,057)   (3,065,510)
  Distributions from capital gains: Class A Shares...........................................   (2,279,880)   (1,836,661)
                     Institutional Shares....................................................  (33,123,299)  (24,528,166)
                                                                                              ------------  ------------
                                                                                               (39,266,385)  (29,599,553)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................      596,070     1,160,928
                     Institutional Shares....................................................   39,214,009    51,793,911
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...............................................    2,344,938     1,895,009
                    Institutional Shares.....................................................   33,250,171    24,961,155
  Value of capital stock repurchased: Class A Shares.........................................   (4,352,260)   (5,937,239)
                      Institutional Shares...................................................  (62,496,028)  (80,049,679)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................    8,556,900    (6,175,915)
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................   14,871,701    24,372,841
Net Assets:
  Beginning of year..........................................................................  413,521,262   389,148,421
                                                                                              ------------  ------------
  End of year/(a)/........................................................................... $428,392,963  $413,521,262
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................       39,418        82,111
         Institutional Shares................................................................    2,611,489     3,662,200
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................      156,947       132,423
             Institutional Shares............................................................    2,219,847     1,736,206
  Shares repurchased: Class A Shares.........................................................     (290,987)     (416,839)
             Institutional Shares............................................................   (4,110,963)   (5,678,888)
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................      625,751      (482,787)
  Shares outstanding, beginning of year......................................................   28,600,434    29,083,221
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................   29,226,185    28,600,434
                                                                                              ------------  ------------
(a) Includes undistributed net investment income as of year end.............................. $     34,250  $    118,046
                                                                                              ------------  ------------

                                                                                                 Large Cap Growth Fund
                                                                                              ---------------------------
                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                              ---------------------------
                                                                                                  2007           2006
                                                                                              ------------  -------------
Operations:
  Net investment income...................................................................... $    475,549  $     542,006
  Net realized gain on investments and written options.......................................   16,281,070     14,586,393
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and written options...........................................................    6,892,154     (4,568,464)
                                                                                              ------------  -------------
   Net increase in net assets resulting from operations......................................   23,648,773     10,559,935
                                                                                              ------------  -------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................       (3,870)        (1,216)
                         Institutional Shares................................................     (500,113)      (520,937)
  Distributions from capital gains: Class A Shares...........................................     (422,159)      (367,657)
                     Institutional Shares....................................................  (14,074,151)    (9,496,878)
                                                                                              ------------  -------------
                                                                                               (15,000,293)   (10,386,688)
                                                                                              ------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................      115,951        787,881
                     Institutional Shares....................................................   13,334,640     33,187,773
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...............................................      421,638        366,455
                    Institutional Shares.....................................................   13,444,609      9,300,774
  Value of capital stock repurchased: Class A Shares.........................................   (2,168,656)    (3,866,142)
                      Institutional Shares...................................................  (39,906,811)  (104,896,287)
                                                                                              ------------  -------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................  (14,758,629)   (65,119,546)
                                                                                              ------------  -------------
   Increase (decrease) in Net Assets.........................................................   (6,110,149)   (64,946,299)
Net Assets:
  Beginning of year..........................................................................  148,965,705    213,912,004
                                                                                              ------------  -------------
  End of year/(a)/........................................................................... $142,855,556  $ 148,965,705
                                                                                              ------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................       14,148        105,401
         Institutional Shares................................................................    1,643,342      4,319,300
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................       51,206         50,291
             Institutional Shares............................................................    1,612,966      1,253,100
  Shares repurchased: Class A Shares.........................................................     (274,217)      (499,222)
             Institutional Shares............................................................   (4,916,371)   (13,594,212)
                                                                                              ------------  -------------
   Net increase (decrease)...................................................................   (1,868,926)    (8,365,342)
  Shares outstanding, beginning of year......................................................   19,303,581     27,668,923
                                                                                              ------------  -------------
  Shares outstanding, end of year............................................................   17,434,655     19,303,581
                                                                                              ------------  -------------
(a) Includes undistributed net investment income as of year end.............................. $      3,626  $      44,061
                                                                                              ------------  -------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                 Large Cap Value Fund
                                                                                              --------------------------
                                                                                                      Year Ended
                                                                                                     December 31,
                                                                                              --------------------------
                                                                                                  2007          2006
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $  8,211,442  $  6,057,910
  Net realized gain on investments...........................................................   29,027,117    25,745,563
  Increase (decrease) in unrealized appreciation/depreciation on
   investments...............................................................................  (12,463,909)   18,462,508
                                                                                              ------------  ------------
   Net increase in net assets resulting from operations......................................   24,774,650    50,265,981
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................      (26,067)      (17,360)
                         Institutional Shares................................................   (8,158,140)   (6,019,596)
  Distributions from capital gains: Class A Shares...........................................      (82,349)      (97,718)
                     Institutional Shares....................................................  (22,922,639)  (26,419,612)
                                                                                              ------------  ------------
                                                                                               (31,189,195)  (32,554,286)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................       56,431       240,702
                     Institutional Shares....................................................   22,686,461   107,137,721
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...............................................      108,039       115,069
                    Institutional Shares.....................................................   21,495,373    25,049,620
  Value of capital stock repurchased: Class A Shares.........................................     (304,661)      (48,344)
                      Institutional Shares...................................................  (69,898,378)  (99,382,636)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................  (25,856,735)   33,112,132
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................  (32,271,280)   50,823,827
Net Assets:
  Beginning of year..........................................................................  362,765,823   311,941,996
                                                                                              ------------  ------------
  End of year/(a)/........................................................................... $330,494,543  $362,765,823
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................        4,584        19,659
         Institutional Shares................................................................    1,870,056     8,952,556
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................        9,207         9,723
             Institutional Shares............................................................    1,848,340     2,123,988
  Shares repurchased: Class A Shares.........................................................      (24,351)       (4,046)
             Institutional Shares............................................................   (5,702,339)   (8,248,506)
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................   (1,994,503)    2,853,374
  Shares outstanding, beginning of year......................................................   30,718,035    27,864,661
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................   28,723,532    30,718,035
                                                                                              ------------  ------------
(a) Includes undistributed net investment income as of year end.............................. $     53,628  $     26,395
                                                                                              ------------  ------------

                                                                                                 Multi-Cap Equity Fund
                                                                                              --------------------------
                                                                                                      Year Ended
                                                                                                     December 31,
                                                                                              --------------------------
                                                                                                  2007          2006
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $    506,338  $    380,936
  Net realized gain on investments...........................................................    6,981,622     5,771,374
  Increase (decrease) in unrealized appreciation/depreciation on
   investments...............................................................................   (6,281,660)    1,221,689
                                                                                              ------------  ------------
   Net increase in net assets resulting from operations......................................    1,206,300     7,373,999
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................     (483,442)     (378,831)
                         Institutional Shares................................................           --            --
  Distributions from capital gains: Class A Shares...........................................   (7,298,733)      (35,647)
                     Institutional Shares....................................................           --            --
                                                                                              ------------  ------------
                                                                                                (7,782,175)     (414,478)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................    4,946,654    10,788,567
                     Institutional Shares....................................................           --            --
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...............................................    7,644,418       405,533
                    Institutional Shares.....................................................           --            --
  Value of capital stock repurchased: Class A Shares.........................................  (11,479,287)  (21,137,146)
                      Institutional Shares...................................................           --            --
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................    1,111,785    (9,943,046)
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................   (5,464,090)   (2,983,525)
Net Assets:
  Beginning of year..........................................................................   64,299,251    67,282,776
                                                                                              ------------  ------------
  End of year/(a)/........................................................................... $ 58,835,161  $ 64,299,251
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................      282,463       668,578
         Institutional Shares................................................................           --            --
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................      488,000        24,032
             Institutional Shares............................................................           --            --
  Shares repurchased: Class A Shares.........................................................     (656,409)   (1,306,834)
             Institutional Shares............................................................           --            --
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................      114,054      (614,224)
  Shares outstanding, beginning of year......................................................    3,805,319     4,419,543
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................    3,919,373     3,805,319
                                                                                              ------------  ------------
(a) Includes undistributed net investment income as of year end.............................. $      3,432  $      2,420
                                                                                              ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds


                                                                                                     S&P 500 Index
                                                                                              --------------------------
                                                                                                      Year Ended
                                                                                                     December 31,
                                                                                              --------------------------
                                                                                                  2007          2006
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $  2,454,803  $  2,131,028
  Net realized gain on investments and futures...............................................    5,149,861     3,872,542
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and futures...................................................................     (344,861)   13,063,858
                                                                                              ------------  ------------
   Net increase in net assets resulting from operations......................................    7,259,803    19,067,428
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Investor & Class A Shares............................      (19,448)      (14,040)
                         Institutional Shares................................................   (2,427,605)   (2,060,241)
  Distributions from capital gains: Investor & Class A Shares................................      (49,627)      (33,957)
                     Institutional Shares....................................................   (5,407,709)   (3,733,504)
                                                                                              ------------  ------------
                                                                                                (7,904,389)   (5,841,742)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Investor & Class A Shares................................       88,902       601,181
                     Institutional Shares....................................................   19,603,749    32,440,887
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Investor & Class A Shares....................................       69,076        47,996
                    Institutional Shares.....................................................    6,920,312     5,064,631
  Value of capital stock repurchased: Investor & Class A Shares..............................     (422,014)     (158,674)
                      Institutional Shares...................................................  (38,382,406)  (41,008,970)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................  (12,122,381)   (3,012,949)
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................  (12,766,967)   10,212,737
Net Assets:
  Beginning of year..........................................................................  142,624,466   132,411,729
                                                                                              ------------  ------------
  End of year/(a)/........................................................................... $129,857,499  $142,624,466
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Investor & Class A Shares.....................................................        9,990        68,714
         Institutional Shares................................................................    2,164,034     3,856,942
  Shares issued on reinvestment of dividends
   and distributions: Investor & Class A Shares..............................................        7,717         5,570
             Institutional Shares............................................................      774,295       590,759
  Shares repurchased: Investor & Class A Shares..............................................      (45,175)      (19,403)
             Institutional Shares............................................................   (4,219,194)   (4,922,506)
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................   (1,308,333)     (419,924)
  Shares outstanding, beginning of year......................................................   16,193,667    16,613,591
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................   14,885,334    16,193,667
                                                                                              ------------  ------------
(a) Includes undistributed net investment income as of year end.............................. $     16,738  $     44,292
                                                                                              ------------  ------------

                                                                                                    Small Cap Core
                                                                                                      Equity Fund
                                                                                              --------------------------
                                                                                                      Year Ended
                                                                                                     December 31,
                                                                                              --------------------------
                                                                                                  2007          2006
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $    927,593  $    526,786
  Net realized gain on investments and futures...............................................   11,866,853     5,790,231
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and futures...................................................................   (2,971,049)    8,290,203
                                                                                              ------------  ------------
   Net increase in net assets resulting from operations......................................    9,823,397    14,607,220
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Investor & Class A Shares............................       (1,160)         (783)
                         Institutional Shares................................................     (603,813)     (508,749)
  Distributions from capital gains: Investor & Class A Shares................................     (163,545)      (12,591)
                     Institutional Shares....................................................  (16,458,468)   (1,299,152)
                                                                                              ------------  ------------
                                                                                               (17,226,986)   (1,821,275)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Investor & Class A Shares................................      708,987       424,603
                     Institutional Shares....................................................   17,512,877   127,725,700
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Investor & Class A Shares....................................      101,396        13,305
                    Institutional Shares.....................................................   14,899,915     1,287,133
  Value of capital stock repurchased: Investor & Class A Shares..............................     (715,715)     (133,284)
                      Institutional Shares...................................................  (27,829,591)  (56,426,762)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................    4,677,869    72,890,695
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................   (2,725,720)   85,676,640
Net Assets:
  Beginning of year..........................................................................  195,834,931   110,158,291
                                                                                              ------------  ------------
  End of year/(a)/........................................................................... $193,109,211  $195,834,931
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Investor & Class A Shares.....................................................       54,324        35,608
         Institutional Shares................................................................    1,384,222    10,744,180
  Shares issued on reinvestment of dividends
   and distributions: Investor & Class A Shares..............................................        8,321         1,094
             Institutional Shares............................................................    1,216,470       105,676
  Shares repurchased: Investor & Class A Shares..............................................      (55,999)      (11,216)
             Institutional Shares............................................................   (2,180,272)   (4,787,324)
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................      427,066     6,088,018
  Shares outstanding, beginning of year......................................................   15,968,002     9,879,984
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................   16,395,068    15,968,002
                                                                                              ------------  ------------
(a) Includes undistributed net investment income as of year end.............................. $     66,477  $     17,254
                                                                                              ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                       Small Cap Growth Fund
                                                                                                    ---------------------------
                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                    ---------------------------
                                                                                                        2007           2006
                                                                                                    ------------  -------------
Operations:
 Net investment loss............................................................................... $   (451,377) $  (2,415,162)
 Net realized gain on investments..................................................................    9,858,590     53,670,635
 Increase (decrease) in unrealized
   appreciation/depreciation on
   investments.....................................................................................    5,271,189    (18,667,185)
                                                                                                    ------------  -------------
   Net increase in net assets resulting
    from operations................................................................................   14,678,402     32,588,288
                                                                                                    ------------  -------------
Distributions to Shareholders:
 Distributions from capital gains:
   Class A Shares..................................................................................     (316,839)      (919,677)
                     Class C Shares................................................................           --            (45)
                     Institutional Shares..........................................................   (8,451,790)   (19,553,458)
                                                                                                    ------------  -------------
                                                                                                      (8,768,629)   (20,473,180)
                                                                                                    ------------  -------------
Capital Stock Transactions:
 Proceeds from capital stock sold:
   Class A Shares..................................................................................      276,704      4,073,654
                     Class C Shares................................................................           --          2,250
                     Institutional Shares..........................................................    8,755,732     99,562,922
 Proceeds from shares issued on
   reinvestment of distributions: Class A
   Shares..........................................................................................      313,763        918,087
             Class C Shares........................................................................           --             45
             Institutional Shares..................................................................    7,046,966     18,117,474
 Value of capital stock repurchased:
   Class A Shares..................................................................................   (3,600,954)   (76,450,538)
                      Class C Shares...............................................................           --         (2,162)
                      Institutional Shares.........................................................  (52,847,249)  (548,427,873)
                                                                                                    ------------  -------------
 Net decrease in net assets resulting
   from capital stock transactions.................................................................  (40,055,038)  (502,206,141)
                                                                                                    ------------  -------------
   Decrease in Net Assets..........................................................................  (34,145,265)  (490,091,033)
Net Assets:
 Beginning of year.................................................................................  139,621,385    629,712,418
                                                                                                    ------------  -------------
 End of year....................................................................................... $105,476,120  $ 139,621,385
                                                                                                    ------------  -------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares.......................................................................       18,395        264,851
         Class C Shares............................................................................           --            143
         Institutional Shares......................................................................      588,847      6,555,670
 Shares issued on reinvestment of
   distributions: Class A Shares...................................................................       20,860         66,161
                             Class C
Shares.............................................................................................           --              3

Institutional Shares...............................................................................      458,314      1,273,419
 Shares repurchased: Class A Shares................................................................     (247,500)    (4,972,943)
             Class C Shares........................................................................           --           (146)
             Institutional Shares..................................................................   (3,524,187)   (36,115,722)
                                                                                                    ------------  -------------
   Net decrease....................................................................................   (2,685,271)   (32,928,564)
 Shares outstanding, beginning of year.............................................................    9,729,069     42,657,633
                                                                                                    ------------  -------------
 Shares outstanding, end of year...................................................................    7,043,798      9,729,069
                                                                                                    ------------  -------------

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Global Real Estate Securities Fund

         Financial Highlights

                                                               Net Realized
                                                              and Unrealized
                                                                 Loss on
                                         Net Asset             Investments   Distributions Net Asset
                                          Value,      Net      and Foreign     from Net     Value,
                                         Beginning Investment    Currency     Investment    End of
                                         of Period Income(a)   Transactions     Income       Year
                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $10.00     $0.18        $(0.97)       $(0.17)     $ 9.04
For the period December 29, 2006*
 through December 31, 2006..............   10.00        --            --            --       10.00

Institutional Shares
For the year ended December 31, 2007....   10.00      0.20         (0.98)        (0.18)       9.04
For the period December 29, 2006*
 through December 31, 2006..............   10.00        --            --            --       10.00

* Commencement of offering of shares.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Global Real Estate Securities Fund

                                                                         Ratio to Average Net Assets of:
                                                                     ---------------------------------------
                                           Total
                                         Investment                  Expenses, Net
                                           Return                      of Waiver   Expenses, Prior
                                          Based on    Net Assets,      from The    to Waiver from     Net     Portfolio
                                         Net Asset    End of Year       Bank of      The Bank of   Investment Turnover
                                          Value(b)  (000's Omitted)    New York       New York       Income     Rate
                                         ---------- ---------------  ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....   (8.00)%      $    52          1.50%          1.58%         1.87%      73%
For the period December 29, 2006*
 through December 31, 2006..............      --             --/(1)/       --             --            --       --

Institutional Shares
For the year ended December 31, 2007....   (7.83)%       51,140          1.25%          1.34%         1.97%      73%
For the period December 29, 2006*
 through December 31, 2006..............      --             --/(1)/       --             --            --       --

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                               Net Realized
                                                              and Unrealized
                                                              Gain (Loss) on
                                         Net Asset             Investments   Distributions Net Asset
                                          Value,      Net      and Foreign     from Net     Value,
                                         Beginning Investment    Currency     Investment    End of
                                          of Year  Income(a)   Transactions     Income       Year
                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $15.27     $0.36        $1.09         $(0.35)     $16.37
For the year ended December 31, 2006....   12.47      0.27         2.77          (0.24)      15.27
For the year ended December 31, 2005....   11.19      0.17         1.26          (0.15)      12.47
For the year ended December 31, 2004....    9.77      0.13         1.39          (0.10)      11.19
For the year ended December 31, 2003....    7.29      0.08         2.46          (0.06)       9.77

Institutional Shares
For the year ended December 31, 2007....   15.46      0.41         1.10          (0.39)      16.58
For the year ended December 31, 2006....   12.62      0.30         2.81          (0.27)      15.46
For the year ended December 31, 2005....   11.32      0.20         1.29          (0.19)      12.62
For the year ended December 31, 2004....    9.89      0.14         1.42          (0.13)      11.32
For the year ended December 31, 2003....    7.38      0.10         2.49          (0.08)       9.89

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                           Total
                                         Investment                                Ratio to
                                           Return                    Ratio to      Average
                                          based on    Net Assets,     Average   Net Assets of  Portfolio
                                         Net Asset    End of Year   Net Assets  Net Investment Turnover
                                          Value(b)  (000's omitted) of Expenses     Income       Rate
                                         ---------- --------------- ----------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....    9.50%      $  5,623        0.94%         2.20%         11%
For the year ended December 31, 2006....   24.38%         5,366        0.93%         1.92%         15%
For the year ended December 31, 2005....   12.81%         4,431        1.10%         1.49%         11%
For the year ended December 31, 2004....   15.61%         4,384        1.35%         1.25%         31%
For the year ended December 31, 2003....   34.85%         6,260        1.56%         1.01%        101%

Institutional Shares
For the year ended December 31, 2007....    9.79%       545,392        0.69%         2.45%         11%
For the year ended December 31, 2006....   24.68%       456,316        0.68%         2.14%         15%
For the year ended December 31, 2005....   13.14%       308,769        0.84%         1.71%         11%
For the year ended December 31, 2004....   15.85%       219,404        1.08%         1.37%         31%
For the year ended December 31, 2003....   35.13%       144,908        1.31%         1.24%        101%

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                               Net Realized
                                         Net Asset            and Unrealized  Distributions               Net Asset
                                          Value,      Net     Gain (Loss) on    from Net    Distributions  Value,
                                         Beginning Investment Investments and  Investment       from       End of
                                         of Period Income(a)  Written Options    Income     Capital Gains  Period
                                         --------- ---------- --------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $14.42     $0.10         $1.48         $(0.10)       $(1.29)     $14.61
For the year ended December 31, 2006....   13.35      0.10          2.03          (0.08)        (0.98)      14.42
For the year ended December 31, 2005....   13.22      0.10          0.73          (0.15)        (0.55)      13.35
For the year ended December 31, 2004....   12.33      0.25          0.86          (0.22)           --       13.22
For the year ended December 31, 2003....   10.31      0.23          1.99          (0.20)           --       12.33

Class C Shares
For the period ended June 12, 2005***
 (Unaudited)............................   13.22      0.01          0.18          (0.01)           --       13.40
For the period June 9, 2004* through
 December 31, 2004......................   12.52      0.10          0.68          (0.08)           --       13.22
Institutional Shares
For the year ended December 31, 2007....   14.46      0.14          1.49          (0.14)        (1.29)      14.66
For the year ended December 31, 2006....   13.38      0.13          2.05          (0.12)        (0.98)      14.46
For the year ended December 31, 2005....   13.26      0.13          0.72          (0.18)        (0.55)      13.38
For the year ended December 31, 2004....   12.37      0.28          0.86          (0.25)           --       13.26
For the year ended December 31, 2003....   10.34      0.26          2.00          (0.23)           --       12.37

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                           Total
                                         Investment                                Ratio to
                                           Return                    Ratio to      Average
                                          Based on    Net Assets,     Average   Net Assets of  Portfolio
                                         Net Asset   End of Period  Net Assets  Net Investment Turnover
                                          Value(b)  (000's Omitted) of Expenses     Income       Rate
                                         ---------- --------------- ----------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....   10.94%      $ 27,391        1.04%         0.69%        66%
For the year ended December 31, 2006....   16.11%        28,389        1.03%         0.69%        53%
For the year ended December 31, 2005....    6.25%        28,980        1.04%         0.75%        52%
For the year ended December 31, 2004....    9.11%        33,720        1.10%         1.99%        40%
For the year ended December 31, 2003....   21.82%        33,501        1.16%         2.12%        24%

Class C Shares
For the period ended June 12, 2005***
 (Unaudited)............................    1.42%            27        1.79%**       0.15%**      27%
For the period June 9, 2004* through
 December 31, 2004......................    7.05%            27        1.82%**       1.38%**      40%

Institutional Shares
For the year ended December 31, 2007....   11.27%       401,002        0.79%         0.94%        66%
For the year ended December 31, 2006....   16.43%       385,132        0.78%         0.93%        53%
For the year ended December 31, 2005....    6.42%       360,168        0.79%         0.99%        52%
For the year ended December 31, 2004....    9.35%       343,346        0.85%         2.24%        40%
For the year ended December 31, 2003....   22.17%       347,684        0.91%         2.36%        24%

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                         Net Asset                   Net Realized  Distributions                Net Asset
                                          Value,         Net        and Unrealized   from Net     Distributions  Value,
                                         Beginning    Investment    Gain (Loss) on  Investment        from       End of
                                          of Year  Income (Loss)(a)  Investments      Income      Capital Gains   Year
                                         --------- ---------------- -------------- -------------  ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....   $7.64        $ 0.01          $ 1.35        $(0.01)        $(0.89)      $8.10
For the year ended December 31, 2006....    7.65            --/(1)/       0.44            --/(1)/     (0.45)       7.64
For the year ended December 31, 2005....    9.52         (0.01)          (0.01)           --          (1.85)       7.65
For the year ended December 31, 2004....    9.43          0.06            0.24         (0.06)         (0.15)       9.52
For the year ended December 31, 2003....    7.72          0.04            1.71         (0.04)            --        9.43

Institutional Shares
For the year ended December 31, 2007....    7.72          0.03            1.37         (0.03)         (0.89)       8.20
For the year ended December 31, 2006....    7.73          0.02            0.45         (0.03)         (0.45)       7.72
For the year ended December 31, 2005....    9.60          0.02           (0.02)        (0.02)         (1.85)       7.73
For the year ended December 31, 2004....    9.50          0.09            0.25         (0.09)         (0.15)       9.60
For the year ended December 31, 2003....    7.78          0.07            1.71         (0.06)            --        9.50

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)Less than $0.01 per share.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                           Total
                                         Investment                                Ratio to
                                           Return                    Ratio to      Average
                                          Based on    Net Assets,     Average   Net Assets of  Portfolio
                                         Net Asset    End of Year   Net Assets  Net Investment Turnover
                                          Value(b)  (000's Omitted) of Expenses Income (loss)    Rate
                                         ---------- --------------- ----------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....   17.79%      $  4,127        1.10%         0.10%         52%
For the year ended December 31, 2006....    6.04%         5,487        1.09%         0.06%         51%
For the year ended December 31, 2005....   (0.13)%        8,126        1.08%        (0.06)%       101%
For the year ended December 31, 2004....    3.31%        10,758        1.11%         0.60%         90%
For the year ended December 31, 2003....   22.72%        17,988        1.15%         0.51%         20%

Institutional Shares
For the year ended December 31, 2007....   18.18%       138,729        0.85%         0.34%         52%
For the year ended December 31, 2006....    6.29%       143,479        0.84%         0.30%         51%
For the year ended December 31, 2005....    0.07%       205,786        0.82%         0.19%        101%
For the year ended December 31, 2004....    3.63%       336,716        0.85%         0.91%         90%
For the year ended December 31, 2003....   22.99%       348,188        0.90%         0.77%         20%

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                         Net Asset             Net Realized  Distributions               Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions  Value,
                                         Beginning Investment    Gain on      Investment       from       End of
                                          of Year  Income(a)   Investments      Income     Capital Gains   Year
                                         --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $11.85     $0.25        $0.56         $(0.26)       $(0.85)     $11.55
For the year ended December 31, 2006....   11.24      0.18         1.53          (0.18)        (0.92)      11.85
For the year ended December 31, 2005....   10.81      0.15         0.76          (0.14)        (0.34)      11.24
For the year ended December 31, 2004....   10.03      0.15         0.77          (0.14)           --       10.81
For the year ended December 31, 2003....    7.88      0.09         2.14          (0.08)           --       10.03
Institutional Shares
For the year ended December 31, 2007....   11.81      0.28         0.56          (0.29)        (0.85)      11.51
For the year ended December 31, 2006....   11.19      0.21         1.54          (0.21)        (0.92)      11.81
For the year ended December 31, 2005....   10.76      0.18         0.76          (0.17)        (0.34)      11.19
For the year ended December 31, 2004....   10.01      0.18         0.73          (0.16)           --       10.76
For the year ended December 31, 2003....    7.86      0.11         2.14          (0.10)           --       10.01

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                        Ratio to Average Net Assets of:
                                                                    ---------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior
                                          Based on    Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Net Asset    End of Year      Bank of      The Bank of   Investment Turnover
                                          Value(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....    6.78%      $  1,214         1.04%          1.04%         2.04%      34%
For the year ended December 31, 2006....   15.41%         1,371         1.03%          1.03%         1.50%      59%
For the year ended December 31, 2005....    8.45%         1,015         1.05%          1.06%         1.33%      43%
For the year ended December 31, 2004....    9.22%           860         1.05%          1.17%         1.42%      37%
For the year ended December 31, 2003....   28.43%           667         1.05%          1.34%         0.99%      12%

Institutional Shares
For the year ended December 31, 2007....    7.07%       329,281         0.79%          0.79%         2.31%      34%
For the year ended December 31, 2006....   15.84%       361,395         0.78%          0.78%         1.76%      59%
For the year ended December 31, 2005....    8.74%       310,927         0.80%          0.81%         1.59%      43%
For the year ended December 31, 2004....    9.21%       236,631         0.80%          0.91%         1.73%      37%
For the year ended December 31, 2003....   28.72%       129,318         0.80%          1.10%         1.22%      12%

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

                                         Net Asset             Net Realized  Distributions               Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions  Value,
                                         Beginning Investment    Gain on      Investment       from       End of
                                          of Year  Income(a)   Investments      Income     Capital Gains   Year
                                         --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $16.90     $0.14        $0.19         $(0.14)       $(2.08)     $15.01
For the year ended December 31, 2006....   15.22      0.09         1.70          (0.10)        (0.01)      16.90
For the year ended December 31, 2005....   14.24      0.10         0.98          (0.10)           --       15.22
For the year ended December 31, 2004....   12.81      0.07         1.43          (0.07)           --       14.24
For the year ended December 31, 2003....    9.77      0.04         3.04          (0.04)           --       12.81

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

                                                                        Ratio to Average Net Assets of:
                                                                    ---------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior
                                          Based on    Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Net asset    End of Year      Bank of      The Bank of   Investment Turnover
                                          Value(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....    1.59%       $58,835         1.25%          1.27%         0.80%      25%
For the year ended December 31, 2006....   11.76%        64,299         1.25%          1.26%         0.57%       7%
For the year ended December 31, 2005....    7.59%        67,283         1.25%          1.28%         0.70%      10%
For the year ended December 31, 2004....   11.72%        60,274         1.25%          1.45%         0.50%      22%
For the year ended December 31, 2003....   31.50%        54,933         1.25%          1.55%         0.32%      24%

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                               Net Realized
                                         Net Asset            and Unrealized Distributions               Net Asset
                                          Value,      Net        Gain on       from Net    Distributions  Value,
                                         Beginning Investment  Investments    Investment       from       End of
                                          of Year  Income(a)   and Futures      Income     Capital Gains   Year
                                         --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2007....   $8.81     $0.14        $0.30         $(0.14)       $(0.38)      $8.73
For the year ended December 31, 2006....    7.98      0.11         1.08          (0.12)        (0.24)       8.81
For the year ended December 31, 2005....    8.26      0.10         0.26          (0.10)        (0.54)       7.98
For the year ended December 31, 2004....    7.60      0.12         0.65          (0.11)           --        8.26
For the year ended December 31, 2003....    6.00      0.08         1.59          (0.07)           --        7.60

Institutional Shares
For the year ended December 31, 2007....    8.81      0.16         0.29          (0.16)        (0.38)       8.72
For the year ended December 31, 2006....    7.97      0.14         1.07          (0.13)        (0.24)       8.81
For the year ended December 31, 2005....    8.25      0.13         0.25          (0.12)        (0.54)       7.97
For the year ended December 31, 2004....    7.59      0.13         0.66          (0.13)           --        8.25
For the year ended December 31, 2003....    6.00      0.10         1.58          (0.09)           --        7.59

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                        Ratio to Average Net Assets of:
                                                                    ---------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior
                                          Based on    Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Net Asset    End of Year      Bank of      The Bank of   Investment Turnover
                                          Value(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Investor Shares
For the year ended December 31, 2007....    4.90%      $  1,191         0.60%          0.71%         1.51%       5%
For the year ended December 31, 2006....   15.04%         1,445         0.60%          0.71%         1.40%      11%
For the year ended December 31, 2005....    4.29%           871         0.60%          0.76%         1.26%      49%
For the year ended December 31, 2004....   10.20%         1,265         0.60%          0.89%         1.49%      17%
For the year ended December 31, 2003....   27.90%           692         0.60%          1.06%         1.17%      40%

Institutional Shares
For the year ended December 31, 2007....    5.05%       128,666         0.35%          0.45%         1.77%       5%
For the year ended December 31, 2006....   15.45%       141,179         0.35%          0.46%         1.64%      11%
For the year ended December 31, 2005....    4.57%       131,541         0.35%          0.50%         1.54%      49%
For the year ended December 31, 2004....   10.46%       119,104         0.35%          0.65%         1.70%      17%
For the year ended December 31, 2003....   28.17%        92,237         0.35%          0.82%         1.44%      40%

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                         Net Asset                   Net Realized  Distributions               Net Asset
                                          Value,         Net        and Unrealized   from Net    Distributions  Value,
                                         Beginning    Investment       Gain on      Investment       from       End of
                                         of Period Income (Loss)(a)  Investments      Income     Capital Gains   Year
                                         --------- ---------------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $12.24        $ 0.03          $0.55         $(0.01)       $(1.07)     $11.74
For the year ended December 31, 2006....   11.13          0.01           1.19          (0.01)        (0.08)      12.24
For the period March 2, 2005* through
 December 31, 2005......................   10.00         (0.01)          1.14             --            --       11.13

Institutional Shares
For the year ended December 31, 2007....   12.26          0.06           0.57          (0.04)        (1.07)      11.78
For the year ended December 31, 2006....   11.15          0.04           1.19          (0.04)        (0.08)      12.26
For the period March 2, 2005* through
 December 31, 2005......................   10.00          0.01           1.15          (0.01)           --       11.15

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                                                         Ratio to Average Net Assets of:
                                                                    -------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior
                                          Based on    Net Assets,     from The    to Waiver from     Net      Portfolio
                                         Net Asset    End of Year      Bank of      The Bank of   Investment  Turnover
                                          Value(b)  (000's Omitted)   New York       New York       Income      Rate
                                         ---------- --------------- ------------- --------------- ----------  ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....    4.49%      $  1,854         1.25%          1.25%         0.21%       36%
For the year ended December 31, 2006....   10.78%         1,852         1.25%          1.25%         0.05%       26%
For the period March 2, 2005* through
 December 31, 2005......................   11.30%         1,400         1.25%**        1.47%**      (0.14)%**    12%

Institutional Shares
For the year ended December 31, 2007....    4.90%       191,255         1.00%          1.00%         0.46%       36%
For the year ended December 31, 2006....   11.01%       193,983         1.00%          1.00%         0.32%       26%
For the period March 2, 2005* through
 December 31, 2005......................   11.55%       108,758         1.00%**        1.21%**       0.11%**     12%

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                         Net Asset             Net Realized                Net Asset
                                          Value,      Net     and Unrealized Distributions  Value,
                                         Beginning Investment Gain (Loss) on     from       End of
                                         of Period  Loss(a)    Investments   Capital Gains  Period
                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....  $14.10     $(0.10)      $ 1.97        $(1.31)     $14.66
For the year ended December 31, 2006....   14.57      (0.13)        1.31         (1.65)      14.10
For the year ended December 31, 2005....   15.35      (0.13)       (0.30)        (0.35)      14.57
For the year ended December 31, 2004....   15.46      (0.14)        0.95         (0.92)      15.35
For the year ended December 31, 2003....   11.79      (0.12)        4.51         (0.72)      15.46

Class C Shares
For the period May 12, 2006* through
 October 30, 2006 (Unaudited)...........   15.96      (0.12)       (0.71)        (0.34)      14.79
For the period May 12, 2006* through
 June 30, 2006 (Unaudited)..............   15.96      (0.04)       (0.79)           --       15.13

Institutional Shares
For the year ended December 31, 2007....   14.36      (0.06)        2.00         (1.31)      14.99
For the year ended December 31, 2006....   14.79      (0.10)        1.32         (1.65)      14.36
For the year ended December 31, 2005....   15.54      (0.10)       (0.30)        (0.35)      14.79
For the year ended December 31, 2004....   15.63      (0.10)        0.93         (0.92)      15.54
For the year ended December 31, 2003....   11.89      (0.07)        4.53         (0.72)      15.63

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
*  Commencement of offering of shares.
** Annualized.
***On October 31, 2006, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                           Total
                                         Investment                                Ratio to
                                           Return                    Ratio to      Average
                                          based on    Net Assets,     Average   Net Assets of  Portfolio
                                         Net Asset   End of Period  Net Assets  Net Investment Turnover
                                          Value(b)  (000's omitted) of Expenses      Loss        Rate
                                         ---------- --------------- ----------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the year ended December 31, 2007....   13.10%      $  3,790        1.30%        (0.65)%        89%
For the year ended December 31, 2006....    8.46%         6,581        1.18%        (0.91)%       127%
For the year ended December 31, 2005....   (2.91)%       74,414        1.16%        (0.90)%        77%
For the year ended December 31, 2004....    5.59%        95,024        1.23%        (0.89)%        67%
For the year ended December 31, 2003....   37.46%        54,456        1.31%        (0.82)%        42%

Class C Shares
For the period May 12, 2006* through
 October 30, 2006 (Unaudited)...........   (4.94)%            2        1.95%**      (1.61)%**     127%
For the period May 12, 2006* through
 June 30, 2006 (Unaudited)..............   (5.14)%            2        1.79%**      (1.54)%**      69%

Institutional Shares
For the year ended December 31, 2007....   13.36%       101,686        1.05%        (0.37)%        89%
For the year ended December 31, 2006....    8.53%       133,040        0.95%        (0.65)%       127%
For the year ended December 31, 2005....   (2.62)%      555,298        0.91%        (0.65)%        77%
For the year ended December 31, 2004....    5.59%       731,151        0.98%        (0.63)%        67%
For the year ended December 31, 2003....   37.73%       456,239        1.06%        (0.55)%        42%


See notes to financial statements.

         Notes to Financial Statements

1. Organization And Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The nine series presented in these financial statements consist of the BNY Hamilton Equity Funds and include BNY Hamilton Global Real Estate Securities Fund (the "Global Real Estate Securities Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Large Cap Equity Fund (formerly BNY Hamilton Equity Income Fund) (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") and BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares) and Institutional Shares. The S&P 500 Index Fund offers two classes of shares: Institutional Shares and Investor Shares. The Multi-Cap Equity Fund has only Class A Shares outstanding. Institutional Shares of this Fund are not available at this time.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Global Real Estate Securities Fund--To maximize total return consisting of capital appreciation and current income;

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

..  Large Cap Equity Fund--To provide long-term capital appreciation;

..  Large Cap Growth Fund--To provide long-term capital appreciation;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

..  S&P 500 Index Fund--To match the performance of the Standard & Poor's 500(R)
   Index Composite Stock Index (the "S&P 500(R)");

.. Small Cap Core Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of small companies;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging exposure to the market fluctuations of its portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Tax Information

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

  The Funds have adopted the provisions of, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has reviewed the tax positions for each of the open tax years 2004 to 2007, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds' financial statements.

(G) Dividends and Distributions to Shareholders

  The Global Real Estate Securities Fund, the Large Cap Equity Fund, the Large Cap Value Fund and the S&P 500 Index Fund declare and pay dividends quarterly. The International Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates


  The Trust has multiple service agreements with The Bank of New York ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust's assets. As administrator, BNY is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

  The Bank of New York (the "Advisor") manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                     % of Average
                                   Daily Net Assets
                                   ----------------
Global Real Estate Securities Fund      0.85%
International Equity Fund.........      0.50%
Large Cap Equity Fund.............      0.60%
Large Cap Growth Fund.............      0.60%
Large Cap Value Fund..............      0.60%
Multi-Cap Equity Fund.............      0.75%
S&P 500 Index Fund................      0.20%
Small Cap Core Equity Fund........      0.75%
Small Cap Growth Fund.............      0.75%

  Except for the Global Real Estate Fund and the International Equity Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The Global Real Estate Securities Fund is sub-advised by Urdang Securities Management, Inc. ("Urdang"), a wholly-owned subsidiary of The Bank of New York. Urdang's fee is payable monthly by the Advisor at a annual rate of 0.85% of the average daily net assets of the Global Real Estate Securities Fund.

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at an annual rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity and Small Cap Core Equity Funds are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at an annual rate of 0.75% of the average daily net assets of the Multi-Cap Equity and Small Cap Core Equity Funds.

  The Bank of New York serves as the Funds' administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to BISYS Fund Services, Ohio, Inc. under the terms of sub-administration agreement. Effective August 1, 2007, the BISYS Group, Inc. was acquired by Citigroup, Inc., and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc.

  The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  The Administrator has voluntarily agreed to waive 0.05% of its fee for the S&P 500 Index Fund.

  During the year ended December 31, 2007, The Bank of New York received the following amounts under the administration agreement:

                                    Amount
                                   --------
Global Real Estate Securities Fund $ 35,735
International Equity Fund.........  466,323
Large Cap Equity Fund.............  370,555
Large Cap Growth Fund.............  123,464
Large Cap Value Fund..............  309,319
Multi-Cap Equity Fund.............   55,029
S&P 500 Index Fund................  121,091
Small Cap Core Equity Fund........  178,383
Small Cap Growth Fund.............  102,036

  BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds. Effective August 1, 2007, Foreside Financial Group LLC purchased BNY Hamilton Distributors, Inc. from the BISYS Group, Inc.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2007 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2007, the Large Cap Equity Fund, the Large Cap Value Fund, the S&P 500 Index Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Multi-Cap Equity Fund, and the Small Cap Core Equity Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

                              Class A Institutional
                              Shares     Shares
                              ------- -------------
Global Real Estate Securities
 Fund........................  1.50%      1.25%
Large Cap Value Fund.........  1.05%      0.80%
Multi-Cap Equity Fund........  1.25%        N/A
Small Cap Core Equity
 Fund........................  1.25%      1.00%

                   Institutional Investor
                      Shares      Shares
                   ------------- --------
S&P 500 Index Fund     0.35%      0.60%

  The International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund and Small Cap Growth Fund did not have expense waivers for the year ended December 31, 2007.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the annual average daily net assets of the Investor Shares and Class A Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares during the year ended December 31, 2007:

                                                 Class A
                                                ---------
                                                Front-End
                                                  Sales
                                                 Charges
                                                ---------
                      International Equity Fund  $   70
                      Large Cap Equity Fund....   1,175
                      Large Cap Growth Fund....      18
                      Multi-Cap Equity Fund....     580
                      Small Cap Growth Fund....      29

4. Securities Lending

  Each Fund may participate in a security lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the year ended December 31, 2007, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                       Purchases      Sales
                      ------------ ------------
Global Real Estate
 Securities Fund..... $ 86,343,683 $ 28,260,756
International Equity
 Fund................  117,137,359   58,468,192
Large Cap Equity
 Fund................  278,098,133  306,596,867
Large Cap Growth
 Fund................   72,893,516  101,877,307
Large Cap Value Fund.  119,860,918  165,601,098
Multi-Cap Equity
 Fund................   15,686,374   21,427,112
S&P 500 Index Fund...    7,153,282   22,641,744
Small Cap Core Equity
 Fund................   71,660,097   80,837,395
Small Cap Growth
 Fund................  101,841,642  149,677,284

  There were no purchases or sales of U.S. Government securities during the year ended December 31, 2007.

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                  Global Real Estate
                   Securities Fund.... $   561,698     2015
                  International Equity  30,809,574     2010
                   Fund...............  10,488,109     2011

  During the year ended December 31, 2007, the International Equity Fund utilized capital loss carryforwards of $26,575,642, to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Small Cap Core Equity Fund and Global Real Estate Securities Fund deferred post-October losses in the amounts of $520,853 and $725,813, respectively, during 2007.

  Passive Foreign Investment Company ("PFIC") losses incurred after October 31 ("post-October" PFIC losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Global Real Estate Securities Fund deferred post-October PFIC losses in the amount of $229,079 during 2007.

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

                                            *Distributions Paid From:
                                      --------------------------------------
                                                       Net         Total
                                                    Long-Term     Taxable
                                        Ordinary     Capital   Distributions
                                         Income       Gains        Paid
                                      -----------  ----------- -------------
   Global Real Estate Securities Fund $   971,175           --  $   917,175
   International Equity Fund.........  12,828,888*          --   12,828,888
   Large Cap Equity Fund.............   9,685,545  $29,580,840   39,266,385
   Large Cap Growth Fund.............   1,235,014   13,765,279   15,000,293
   Large Cap Value Fund..............  10,863,679   20,325,516   31,189,195
   Multi-Cap Equity Fund.............     681,273    7,100,902    7,782,175
   S&P 500 Index Fund................   2,575,279    5,329,110    7,904,389
   Small Cap Core Equity Fund........   2,929,522   14,297,464   17,226,986
   Small Cap Growth Fund.............   2,474,682    6,293,947    8,768,629

*Amount is net of Foreign Tax Credit of $1,630,616.

  The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

                                         Distributions Paid From:
                                  --------------------------------------
                                                   Net         Total
                                                Long Term     Taxable
                                    Ordinary     Capital   Distributions
                                     Income       Gains        Paid
                                  -----------  ----------- -------------
       International Equity Fund. $ 7,970,391*          --  $ 7,970,391
       Large Cap Equity Fund.....   5,248,537  $24,351,016   29,599,553
       Large Cap Growth Fund.....   2,373,045    8,013,643   10,386,688
       Large Cap Value Fund......  11,206,375   21,347,911   32,554,286
       Multi-Cap Equity Fund.....     378,831       35,647      414,478
       S&P 500 Index Fund........   2,417,162    3,424,580    5,841,742
       Small Cap Core Equity Fund     509,532    1,311,743    1,821,275
       Small Cap Growth Fund.....          --   20,473,180   20,473,180

*Amount is net of Foreign Tax Credit of $794,023.

  As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                      Undistributed Undistributed             Accumulated        Unrealized             Total
                        Ordinary      Long-Term   Accumulated Capital and      Appreciation/         Accumulated
                         Income     Capital Gains  Earnings   Other Losses     (Depreciation)     Earnings/(Deficit)
                      ------------- ------------- ----------- ------------  --------------        ------------------
Global Real Estate
 Securities Fund.....  $   85,972             --  $    85,972 $ (1,516,590)  $ (7,109,426)/1,2,4/    $ (8,540,044)
International Equity
 Fund................     396,729             --      396,729  (41,297,683)   139,602,267/2/           98,701,313
Large Cap Equity
 Fund................   1,403,013    $13,078,279   14,481,292           --     86,514,556/1,2/        100,995,848
Large Cap Growth
 Fund................       3,626      5,552,941    5,556,567           --     25,788,867/1,2/         31,345,434
Large Cap Value
 Fund................      53,628      7,200,263    7,253,891           --     42,934,816/2/           50,188,707
Multi-Cap Equity
 Fund................       3,432        891,056      894,488           --     12,259,422/1/           13,153,910
S&P 500 Index Fund...      16,791        384,061      400,852           --     20,674,375/3/           21,075,227
Small Cap Core Equity
 Fund................      66,477             --       66,477     (520,853)    11,691,773/1,2/         11,237,397
Small Cap Growth
 Fund................          --             --           --           --     13,240,274/2/           13,204,274

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.
/4/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to income on PFIC investments.

7. Written Option Activity

  Transactions in written options for the year ended December 31, 2007 were as follows:

Large Cap Equity Fund

                                              Number
                                                of      Premiums
                                             Contracts  Received
                                             --------- ---------
               Options outstanding at
                December 31, 2006...........     300   $  53,348
               Options written..............   1,503     500,203
               Options terminated in closing
                purchase transactions.......    (655)   (284,976)
               Options expired..............  (1,148)   (268,575)
                                              ------   ---------
               Options outstanding at
                December 31, 2007...........      --   $      --
                                              ------   ---------

               Large Cap Growth Fund
               Options outstanding at
                December 31, 2006...........      --          --
               Options written..............     155   $  85,732
               Options terminated in closing
                purchase transactions.......    (105)    (72,133)
               Options expired..............     (50)    (13,599)
                                              ------   ---------
               Options outstanding at
                December 31, 2007...........      --   $      --
                                              ------   ---------

8. Futures Contracts

  The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

9. Reclassification Of Capital Accounts

  At December 31, 2007, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, foreign currency transactions, equalization utilized and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                                   Undistributed     Undistributed
                                   Net Investment    Capital Gains/     Paid in
                                       Income     (Accumulated Losses)  Capital
                                   -------------- -------------------- ---------
Global Real Estate Securities Fund   $  (7,965)         $  7,965              --
Large Cap Equity Fund.............    (158,569)          158,569              --
Large Cap Growth Fund.............     (12,001)           12,001              --
Large Cap Value Fund..............          (2)                2              --
Multi-Cap Equity Fund.............     (21,884)           21,884              --
S&P 500 Index Fund................     (35,304)           35,304              --
Small Cap Core Equity Fund........    (273,397)          273,397              --
Small Cap Growth Fund.............     451,377           417,556       $(868,933)

10. Accounting Pronouncement

  On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

         Report of Independent Registered Public Accounting Firm


To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of BNY Hamilton Global Real Estate Securities Fund, BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund,
BNY Hamilton S&P 500 Index Fund, BNY Hamilton Small Cap Core Equity Fund and
BNY Hamilton Small Cap Growth Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to the BNY Hamilton Global Real Estate Securities
Fund, the year then ended and the period December 29, 2006 to December 31,
2006) and the financial highlights for each of the three years in the period then ended (with respect to the BNY Hamilton Small Cap Core Equity Fund, the two years in the period then ended and the period March 2, 2005 (commencement of operations) to December 31, 2005 and with respect to the BNY Hamilton Global Real Estate Securities Fund, the year then ended and the period December 29, 2006 (commencement of operations) to December 31, 2006). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the periods within the two year period ended
December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of their internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Global Real Estate Securities Fund, BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Small Cap Growth Fund as of December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2008

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934............. Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952.............                 Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to 2003. Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Retired; Formerly Executive Vice President and
  1949.............                 Chief Financial Officer, Chemtura, Inc., 2004
                                    to 2007; Senior Vice President and Chief
                                    Financial Officer, Mead Westvaco Corp., 2002
                                    to 2003; Senior Vice President and Chief
                                    Financial Officer, Westvaco Corp., 1999 to
                                    2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956.............                 Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Retired; Executive Vice President, Co-Chief
  1948.............                 Financial Officer, Comcast Corporation, 1990
                                    to 2007.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939.............                 Bank of New York, 1994 to 2003.

                                                        Principal Occupations
       Officers              Position                   During Past Five Years
       --------              --------                   ----------------------
Joseph F. Murphy....... President and       Managing Director, The Bank of New York,
  1963................. Chief Executive     since April 2001.
                        Officer

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999
  1965................. Principal Financial to Present.
                        Officer

Ellen Kaltman.......... Chief Compliance    Managing Director, Compliance, The Bank of
  1948................. Officer             New York, 1999 to Present.

Jennifer English**..... Secretary           Vice President, Regulatory Administration, Citi
  1972.................                     Fund Services Ohio, Inc., 2005 to Present;
                                            Assistant Vice President and Assistant Counsel,
                                            PFPC Inc., 2002 to 2005.

Molly Martin Alvarado** Assistant Secretary Assistant Vice President, Regulatory
  1965.................                     Administration, Citi Fund Services Ohio, Inc.,
                                            2005 to Present; Blue Sky Corporate Legal
                                            Assistant, Palmer & Dodge LLP, 1999 to 2005;
                                            Business Law Legal Assistant Coordinator,
                                            Palmer & Dodge LLP, 2002 to 2005.


* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
   Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

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HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
100 Summer Street
15/th/ Floor
Boston, MA 02110


                                                                BNY-AR-EQ 12/07


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Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Kim D. Kelly of the Board's audit committee qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

   2007: $335,000
   2006: $264,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

   2006: $0
   2005: $0

c). Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

   2007: $59,800
   2006: $68,300

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d). All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

   2007: $36,400
   2006: $38,000

(e) Audit Committee Pre-Approval Policies and Procedures.

   (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

   (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the period from January 1, 2007 to December 31, 2007 were $0.

(h) The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of regulation S-X is compatible with maintaining Tait, Weller & Baker LLP's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: John R. Alchin, Edward
L. Gardner, Kim D. Kelly, Karen R. Osar and James E. Quinn.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders.

None.

Item 11.Controls and Procedures.

a) Based on their evaluation on February 27th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of Foreside Financial Group LLC ("Foreside") which acts as sub-administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Foreside on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Foreside, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 12.Exhibits.

(a)(1) The Code of Ethics is attached as EX-99.CODE ETH.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

 (b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.906CERT.

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds

By:    /s/ Joseph F. Murphy
       --------------------------

Name:  Joseph F. Murphy

Title: President and Principal
       Executive Officer

Date:  March 7, 2008

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph F. Murphy
       --------------------------

Name:  Joseph F. Murphy

Title: President and Principal
       Executive Officer

Date:  March 7, 2008


By:    /s/ Guy Nordahl
       --------------------------

Name:  Guy Nordahl

Title: Treasurer and Principal
       Financial Officer

Date:  March 7, 2008